UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06569

Exact name of registrant as specified in charter:	Ivy Funds

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2022

Item 1. Reports to Stockholders

Annual report

Ivy Funds

Delaware Ivy California Municipal High Income Fund

Delaware Ivy Corporate Bond Fund

Delaware Ivy Crossover Credit Fund

Delaware Ivy Emerging Markets Local Currency Debt Fund

Delaware Ivy Government Securities Fund

Delaware Ivy High Yield Fund
(formerly, Delaware Ivy PineBridge High Yield Fund)

Delaware Ivy International Small Cap Fund

Delaware Ivy Multi-Asset Income Fund
(formerly, Delaware Ivy Apollo Multi-Asset Income Fund)

Delaware Ivy Strategic Income Fund
(formerly, Delaware Ivy Apollo Strategic Income Fund)

Delaware Ivy Total Return Bond Fund
(formerly, Delaware Ivy Pictet Targeted Return Bond Fund)

September 30, 2022

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

● Check your account balance and transactions

● View statements and tax forms

● Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of September 30, 2022, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Ivy California Municipal High Income Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy California Municipal High Income Fund (Class I shares)	1-year return	-13.29%
Delaware Ivy California Municipal High Income Fund (Class A shares)	1-year return	-13.46%
Bloomberg Municipal Bond Index (benchmark)*	1-year return	-11.50%
Bloomberg Municipal High Yield Index (previous benchmark)	1-year return	-15.05%

Past performance does not guarantee future results.

*The Fund changed its primary broad-based securities index to the Bloomberg Municipal Bond Index as of November 15, 2021.The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

For complete, annualized performance for Delaware Ivy California Municipal High Income Fund, please see the table on page 24.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 26 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a high level of current income that is not subject to Federal and California income tax.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the portfolio manager team of Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden of Delaware Management Company (DMC) as Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on or about November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

As the fiscal year ended September 30, 2022, progressed, investors’ initial optimism about US economic growth gradually gave way to concern that new COVID-19 variants – first Delta, then Omicron – would delay the country’s emergence from the pandemic. Over time, however, as it became evident that Omicron infections were milder for many people, day-to-day concerns about COVID-19 appeared to ease, and economic and health restrictions were gradually lifted.

An ultimately more worrisome development for policymakers and investors alike, however, was the sharp rise in US inflation. Much higher energy prices, exacerbated by Russia’s February 2022 invasion of Ukraine, combined with supply chain challenges triggered an across-the-board increase in prices. In August 2022, the US Consumer Price Index (CPI) rose an annualized 8.3%, still very high historically but an improvement from the June 2022 peak of 9.1%, which was the largest such 12-month increase in 40 years.

As the US Federal Reserve became increasingly concerned about inflation’s threat to the US economy, the central bank sought to slow the cycle of rising prices by moving aggressively to raise short-term interest rates. The Fed initiated several rate hikes between March and August 2022. At the end of this fiscal year, the federal funds rate stood at 3.00%, up from 0.00% in January. The Fed is widely expected to continue raising rates later in 2022 and in 2023.

Against this backdrop, the US economy began the Fund’s fiscal year on a strong upswing but finished on a downward path. In the third quarter of 2021, US gross domestic product (GDP) – a measure of all goods and services produced by the nation in a year – grew by an annualized 2.3%. This was followed by a fourth-quarter 2021 increase of 6.9%. As economic challenges mounted, however, US GDP turned negative, contracting by 1.6% in the first quarter of 2022 and an estimated 0.6% in the year’s second quarter.

Despite the deteriorating economic environment, US employment trends continued to improve throughout most of the fiscal year. At the start of the 12-month time frame, the country’s jobless rate was 5.2%, well below the pandemic-era peak of 14.7% in April 2020. By the end of the fiscal year, the rate was 3.7%, near an all-time low.

Overall, the municipal bond market, as measured by the Bloomberg Municipal Bond Index, returned -11.50% for the fiscal year ended September 30, 2022.

An unfavorable technical backdrop for municipal bonds weighed significantly on the asset class, especially in the first seven months of 2022. After three months of positive investment flows into municipal bond mutual funds at the end of 2021, market conditions dramatically shifted in 2022. As rates rose sharply and investors feared that significantly higher inflation would eventually lead to additional Fed rate hikes, municipal fund inflows turned to substantial outflows, pushing down bond values.

Against this backdrop, bonds with longer maturities and higher durations (meaning greater interest rate sensitivity) tended to underperform their intermediate- and shorter-dated counterparts.

Portfolio management reviews

Delaware Ivy California Municipal High Income Fund

Meanwhile, bonds with lower-investment-grade credit ratings generally lagged higher-quality issues. High yield municipal debt (bonds with credit ratings below BBB) also struggled, though they modestly outperformed their lower-investment-grade counterparts, perhaps due to the volatility-dampening effect of their higher income.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Ivy California Municipal High Income Fund declined, underperforming its benchmark, the Bloomberg Municipal Bond Index, which also declined. The Fund’s Class I shares returned -13.29%. The Fund’s Class A shares returned -13.46% at net asset value and -17.33% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned -11.50%. For complete, annualized performance of Delaware Ivy California Municipal High Income Fund, please see the table on page 24.

Long bond (22+ years) exposure detracted from performance for the measurement period. This was the weakest-performing segment of the curve within the index, returning -20.18%. The Fund was overweight the benchmark in this part of the curve and consequently underperformed the benchmark here. From a credit perspective, BBB-rated bonds were a drag on performance. BBB-rated bonds tend to underperform in outflow cycles as mutual funds are the natural buyers of this part of the market. As evident by the index returns, the BBB tranche performed the weakest for the period, returning -14.81%. The Fund was overweight and underperformed in this credit segment. The Fund’s out-of-benchmark allocation to below investment grade also underperformed the index return.

The third quarter was another difficult period for municipal bonds, as the Fed’s aggressive rate hikes and its rhetoric that hikes would continue caused municipal investors to set a record for tax-exempt bond fund redemptions. A record $91.5 billion was redeemed from tax-exempt bond funds during this time. We expect this outflow trend to continue until the US Treasury market stabilizes.

This selloff has left investors with attractive yields, in our view, but the macroeconomic environment has kept retail investors at bay thus far. The quarter ended with mutual funds spending some of their cash as yields may have proved too enticing, particularly for investors with a longer time horizon. We believe levels are likely to reward investors who enter the markets at current yields and spreads.

We anticipate that once US Treasury market rates exhibit lasting stability, the municipal market will likely find a bottom and municipal bond funds should become net buyers once again, which we think should improve municipal credit’s performance. As always, we continue to closely monitor the Fund’s credits as we seek to improve the income distribution for our clients.

Portfolio management reviews

Delaware Ivy Corporate Bond Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy Corporate Bond Fund (Class I shares)	1-year return	-18.98%
Delaware Ivy Corporate Bond Fund (Class A shares)	1-year return	-19.22%
Bloomberg US Corporate Investment Grade Index (benchmark)*	1-year return	-18.53%
Bloomberg US Credit Index (previous benchmark)	1-year return	-17.89%

Past performance does not guarantee future results.

*The Fund changed its primary broad-based securities index to the Bloomberg US Corporate Investment Grade Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

For complete, annualized performance for Delaware Ivy Corporate Bond Fund, please see the table on page 27.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 29 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

The first few months of the Fund’s fiscal year ended

September 30, 2022 – November 15 through December 31, 2021 – can best be described as calm, with little movement in rates. Although the overall economic environment was slowing after the superheated recovery that characterized the latter half of the previous fiscal period, economic fundamentals were still sound. The one concern that many investors shared was inflation.

However, as the fiscal year began, it became apparent to all that inflation had shifted from being real but transitory to becoming severe and sticky, owing to a combination of labor shortages, low unemployment, high consumer demand, and supply chain shortages.

As did many investors, we foresaw that the Fed would react by raising rates. What we did not anticipate was just how fast, steep, and tenacious those increases would be. Many investors expected that rates would rise gradually and were surprised by the Fed’s pace of hikes that began with a 0.25 percentage-point increase in mid-March. This was followed by a 0.50 percentage-point hike in early May and increases of 0.75 percentage points in June, July, and September. That said, we believe the Fed appears to have made the right call. Though the Fed was initially constrained by the need to reduce its balance sheet, by the time it acted, a more aggressive approach seemed necessary.

The Russia-Ukraine war and China’s economic lockdowns to prevent the spread of COVID-19 also surprised investors. Both caused severe disruptions of the global supply chain, putting significant pressure on inflation. The world learned an expensive lesson on just how important Ukraine is to the global supply of agricultural and energy products. While less surprising, the disruption in the supply of Russian energy was also painful, particularly to European economies that have relied on cheap Russian natural gas. The problems in China were unexpected as the spread of the virus began to increase despite the onset of warmer weather. Rather than take a more moderate approach to managing the virus as many observers had predicted, China reacted with a broad swath of shutdowns that sharply curtailed industrial output.

All three events – the Fed’s aggressive response to inflation, the Russia-Ukraine war, and China’s zero-COVID policy – had a dramatic effect on bond markets in the latter half of the Fund’s fiscal year. Driven primarily by rates and inflation, the first nine months of 2022 was the corporate bond market’s worst opening nine months of any calendar year on record. This was attributable mainly to duration, a measure of a portfolio’s sensitivity to higher interest rates. The longer the duration of a portfolio, the more sensitive it is to higher rates.

As 2022 progressed, we saw significant rate volatility. When the Fed began raising rates aggressively, and investors began talking of an imminent recession, spreads reacted negatively and began to widen. The 10-year Treasury yield rose from 1.51% on December 31, 2021 to 3.83% at the end of September 2022, an increase of 232 basis points (or 2.32 percentage points), which sharply stung long-duration credits. While spreads in the investment grade market

Portfolio management reviews

Delaware Ivy Corporate Bond Fund

increased only about 67 basis points, the combination of rising rates and widening spreads was both unusual and painful to investors.

Looking at the relative performance of investment grade versus high yield securities, duration was the key differentiator. High yield performed much better than investment grade, with most of the damage in the investment grade market resulting more from duration than from widening spreads. Because high yield tends to be a shorter-duration asset class, it held up better. Given the perception that the corporate finance world is in good shape, with solid credit metrics and profit margins, investment grade credits tend to be longer duration. The result was an 18.53% decline for investment grade bonds, as measured by the Bloomberg US Corporate Investment Grade Index, for the fiscal year. High yield bonds, as measured by the Bloomberg US Corporate High-Yield Index, declined 14.14%, about three quarters of investment grade’s loss.

Issuance in 2021 was very strong, the second highest annual total behind only the record pace set in 2020. While tapering off somewhat in 2022, it remained stronger than we would have expected. At September 30, 2022, year-to-date issuance was running about 16% below the previous year’s torrid pace. With rate hikes looming, however, many companies rushed to obtain financing before rates could rise even higher. So even though issuance was down, it was generally higher than anticipated. Some sectors, notably banking, unexpectedly flooded the market with new issuance.

As difficult as 2022 has been, there was some good news for bond investors. Throughout the Fund’s fiscal year, corporate profitability was never higher, with record-setting margins and healthy cash flows. From a fundamental standpoint, the corporate bond market was extremely healthy. Companies are entering this uncertain macro environment with strong balance sheets and liquidity. However, management guidance issued as part of second-quarter earnings reports pointed toward the beginning of a more challenged environment driven by inflationary cost pressures, further supply chain constraints, and rising interest rates. We expect credit fundamentals to weaken over the next several quarters with the highest risks in industries most exposed to consumer demand and interest rates. The ultimate impact on balance sheets will depend on the extent of earnings deceleration.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Ivy Corporate Bond Fund underperformed its benchmark, the Bloomberg US Corporate Investment Grade Index. The Fund’s Class I shares returned -18.98%. The Fund’s Class A shares returned -19.22% at net asset value and -22.87% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned -18.53%. For complete, annualized performance of Delaware Ivy Corporate Bond Fund, please see the table on page 27.

Yield curve positioning was the primary factor in the relatively neutral performance of the Delaware Ivy Corporate Bond Fund. The Fund’s underweight to spread duration in the long end of the curve benefited performance as higher interest rates drove the price of credits held in the benchmark sharply lower. Conversely, the Fund’s underweight to the front end of the curve was detrimental to performance as these securities outperformed on a relative basis for the same reason; the shorter a bond’s duration, the less affected it was by rising rates. The Fund benefited from out-of-benchmark investments in high yield securities, which generally outperformed their investment grade counterparts for the fiscal year by virtue of their lower-duration nature. The Delaware Ivy Corporate Bond Fund is allowed to invest up to 20% of its assets in high yield securities. The Fund maintained a portfolio allocation that varied throughout the fiscal year, as described below.

The fiscal year was an unusual period for the Fund, in our view. Although we believe most of the relative performance was attributable to rising rates, we acknowledge credit spreads widened meaningfully as well. It is rare to see rates rise and spreads widen at the same time. Usually spreads increase in the face of a potential recession and consequently weigh on issuers’ earnings. But this year, rates and spreads moved in the same direction, resulting in the corporate bond market’s worst start to a calendar year in its history.

On a sector basis, consumer cyclicals were a leading detractor from performance, driven by an underweight to shorter-dated issues in the auto and retailer subsectors. An overweight to long-end spread duration within autos also detracted amid rising rates, slowing economic growth, consumer confidence, and chip supply shortages. This weighed on auto manufacturers and parts suppliers, including Aptiv PLC, a vehicle component manufacturer.

The Fund also held bonds issued by companies in the electric utility sector. These were typically long duration and given the Fund’s overweight positions to longer-dated issues, it detracted from performance during the fiscal year. Fund holdings included power production and distributor Entergy Corp. and regulated utility operator Exelon Corp.

The Fund benefited from an overweight to higher-beta (more volatile) and shorter-dated issues within the technology sector, including some below-investment-grade bonds. Holdings included Equinix Inc., a data center operator, and Fiserv Inc., an e-commerce systems provider.

At the end of the fiscal year, approximately 2% of the Fund was invested in high yield credits, down from a peak exposure of about 4% earlier in the period. The remainder of the Fund was invested in investment grade securities.

Portfolio management reviews

Delaware Ivy Crossover Credit Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy Crossover Credit Fund (Class I shares)	1-year return	-20.05%
Delaware Ivy Crossover Credit Fund (Class A shares)	1-year return	-20.27%
Bloomberg US Corporate Bond Index (benchmark)	1-year return	-18.53%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Crossover Credit Fund, please see the table on page 30. Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 31 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index

Investment objective

The Fund seeks to provide total return through a combination of high current income and capital appreciation.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

The first few months of the Funds’ fiscal year ended September 30, 2022 – November 15 through December 31, 2021 – can best be described as calm, with little movement in rates. Although the overall economic environment was slowing after the superheated recovery that characterized the latter half of the previous fiscal period, economic fundamentals were still sound. The one concern that many investors shared was inflation.

However, as the fiscal year began, it became apparent to all that inflation had shifted from being real but transitory to becoming severe and sticky, owing to a combination of labor shortages, low unemployment, high consumer demand, and supply chain shortages.

As did many investors, we foresaw that the Fed would react by raising rates. What we did not anticipate was just how fast, steep, and tenacious those increases would be. Many investors expected that rates would rise gradually and were surprised by the Fed’s pace of hikes that began with a 0.25-percentage-point increase in mid-March. This was followed by a 0.50 percentage-point hike in early May and increases of 0.75 percentage points in June, July, and September. That said, we believe the Fed appears to have made the right call. Though the Fed was initially constrained by the need to reduce its balance sheet, by the time it acted, a more aggressive approach seemed necessary.

The Russia-Ukraine war and China’s economic lockdowns to prevent the spread of COVID-19 also surprised investors. Both caused severe disruptions of the global supply chain, putting significant pressure on inflation. The world learned an expensive lesson on just how important Ukraine is to the global supply of agricultural and energy products. While less surprising, the disruption in the supply of Russian energy was also painful, particularly to European economies that relied on cheap Russian natural gas. The problems in China were unexpected as the spread of the virus began to increase despite the onset of warmer weather. Rather than take a more moderate approach to managing the virus as many observers had predicted, China reacted with a broad swath of shutdowns that sharply curtailed industrial output.

All three events – the Fed’s aggressive response to inflation, the Russia-Ukraine war, and China’s zero-COVID-19 policy – had a dramatic effect on bond markets in the latter half of the Fund’s fiscal year. Driven primarily by rates and inflation, the first nine months of 2022 was the corporate bond market’s worst opening nine months of any calendar year on record. This was attributable mainly to duration, a measure of a portfolio’s sensitivity to higher interest rates. The longer the duration of a portfolio, the more sensitive it is to higher rates.

As 2022 progressed, we saw significant rate volatility. When the Fed began raising rates aggressively, and investors began talking of an imminent recession, spreads reacted negatively and began to widen. The 10-year Treasury yield rose from 1.51% on December 31, 2021 to 3.83% at the end of September 2022, an increase of 232 basis points (or 2.32 percentage points), which sharply stung long-duration credits. While spreads in the investment grade market increased only about 67 basis points, the combination of rising rates and widening spreads was both unusual and painful to investors.

Looking at the relative performance of investment grade versus high yield securities, duration was the key differentiator. High yield performed much better than investment grade, with most of the damage in the investment grade market resulting more from duration than from widening spreads. Because high yield tends to be a shorter-duration asset class, it held up better. Given the perception that the corporate finance world is in good shape, with solid credit metrics and profit margins, investment grade credits tend to be longer duration. The result was an 18.53% decline for investment grade bonds, as measured by the Bloomberg US Corporate Bond Index, for the fiscal year. High yield bonds, as measured by the Bloomberg US Corporate High-Yield Index, declined 14.14%, about three quarters of investment grade’s loss.

Issuance in 2021 was very strong, the second highest annual total behind only the record pace set in 2020. While tapering off somewhat in 2022, it remained stronger than we would have expected. On September 30, 2022, year-to-date issuance was running about 16% below the previous year’s torrid pace. With rate hikes looming, however, many companies rushed to obtain financing before rates could rise even higher. So even though issuance was down, it was generally higher than anticipated. Some sectors, notably banking, unexpectedly flooded the market with new issuance.

As difficult as 2022 was, there was some good news for bond investors. Throughout the Fund’s fiscal year, corporate profitability was never higher, with record-setting margins and healthy cash flows. From a fundamental standpoint, the corporate bond market was extremely healthy. Companies are entering this uncertain macro environment with strong balance sheets and liquidity. However, management guidance issued as part of second-quarter earnings reports pointed toward the beginning of a more challenged environment driven by inflationary cost pressures, further supply chain constraints, and rising interest rates. We expect credit fundamentals to weaken over the next several quarters with the highest risks in industries most exposed to consumer demand and interest rates. The ultimate impact on balance sheets will depend on the extent of earnings deceleration.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Ivy Crossover Credit Fund underperformed its benchmark, the Bloomberg US Corporate Bond Index. The Fund’s Class I shares returned -20.05%. The Fund’s Class A shares returned -20.27% at net asset value and -23.84% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned 18.53%. For complete, annualized performance of Delaware Ivy Crossover Credit Fund, please see the table on page 30.

Duration was the chief factor in the underperformance of the Delaware Ivy Crossover Credit Fund. Given the overweight to BBB spread duration of the Fund’s holdings, higher interest rates drove the price of credits held in the portfolio sharply lower. The Fund benefited from out-of-benchmark investments in high yield securities, which generally outperformed their investment grade counterparts for the fiscal year by virtue of their lower-duration nature. The Delaware Ivy Crossover Credit Fund can invest up to 35% of its assets in high yield securities. The portfolio allocation varied throughout the fiscal year, as described later.

The fiscal year was an unusual period for the Fund, in our view. Although we believe most of the relative performance was attributable to rising rates and higher duration, we acknowledge credit spreads widened meaningfully as well. It is rare to see rates rise and spreads widen at the same time. Usually spreads increase in the face of a potential recession and consequently weigh on issuers’ earnings. But this year, rates and spreads moved in the same direction, resulting in the corporate bond market’s worst start to a calendar year in its history.

We knew that valuations were rich coming into 2022 yet at the same time, credit fundamentals and credit metrics were still extremely strong, and we wanted the Fund to own bonds that exhibited higher yields or had higher spreads than the overall benchmark. We still believed there was a long runway before the Fed would become aggressive in raising rates. And of course, we did not anticipate the Russia-Ukraine war. So, we began 2022 with the assumption that the best way to add performance in this environment was through higher yield, given that we did not expect further price appreciation or spread compression, either of which would also have contributed to performance, if available. We purchased credits that had higher spreads and higher yields, believing the strong economic backdrop would afford us some time for the Fund to benefit from this strategy.

When sentiment turned, however, the Fund’s positions were affected more than those in the benchmark, which contained higher-quality credits with less income, less spread, and less yield, the types of credits that we would not have gravitated toward unless the economy was signaling problems ahead. We received no such signals in January and February. Our attempt to achieve a higher yield and carry higher spreads than the benchmark was the source of a large part of the Fund’s under performance.

On a more granular level, the banking sector detracted the most from the Fund’s performance. Ironically, the credit quality in the banking industry has generally been pristine, much stronger today than it was during the recession of 2008-2009. The Fund underperformed due to a combination of security selection and underweight to the sector. In an effort to add yield, we invested in subordinated instruments while maintaining the Fund’s underweight to the front end of the curve where yields were less attractive, under the assumption that fundamentals were strong, and valuations (in our view) were attractive relative to other sectors. As the year progressed, however, the impact of higher rates proved detrimental for such a strategy. Additionally, given the sector’s shorter duration profile, it outperformed the broader index (Bloomberg US Corporate Bond Index) and as a result, the Fund’s underweight also partially

Portfolio management reviews

Delaware Ivy Crossover Credit Fund

contributed to the underperformance. Banking credits that the Fund owned included Goldman Sachs and Bank of America Corp.

Aside from banking, other areas within financials detracted from performance for the fiscal year, primarily the brokerage/asset manager/exchange subsector. Although the category outperformed over the period, the Fund’s overweight to long-end spread duration in a quest to add yield proved detrimental once rates began surging. Real estate investment trusts (REITs) also lagged mainly due to rate volatility. Fund holdings in the sector included private equity group KKR Holdings and asset management company Brookfield Asset Management.

Among contributors to performance during the period, security selection within the technology sector benefited performance. The Fund’s overweight to higher-beta (more volatile) and shorter-dated issues, including some below-investment-grade bonds, contributed to performance amid the rising rate backdrop. Microchip Technology Inc., a semiconductor manufacturer, and Seagate Technology Holdings PLC, a hard disk drive manufacturer, were among the Fund’s holdings in the sector.

The Fund likewise benefited from both security selection and an underweight to consumer non-cyclicals as the sector underperformed given its longer duration profile and the surge in rates over the period. The Fund’s underweight to longer-dated issues, especially in the healthcare and food/beverage subsectors, given the lack of relative value in this defensive sector, benefited performance over the period. HCA Healthcare Inc., a hospital operator, and The Kraft Heinz Co., a food and beverage company, were among the Fund’s holdings in the sector.

In addition, the Fund’s out-of-benchmark allocation to risk-free assets, including Treasurys, and short-duration sectors, such as asset-backed securities (auto loans), contributed to performance during the fiscal year.

Once higher rates and wider spreads had done material damage to the asset class, we sought to increase the Fund’s credit quality. With prices at historic lows, we began buying lower-priced bonds. The asset class experienced some of the lowest US dollar prices on securities in the past 30 to 40 years. Consequently, the decision to buy bonds of high-quality issuers at historically low prices appears to us to be an attractive opportunity.

At fiscal year end, the Fund was positioned with 98% of its assets in investment grade securities and the balance in high yield. Earlier in the fiscal year, the Fund had as much as 12% in high yield. We also reduced the Fund’s BBB-rated allocation within investment grade, having moved up in quality within the asset class.

Portfolio management reviews

Delaware Ivy Emerging Markets Local Currency Debt Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy Emerging Markets Local Currency Debt Fund (Class I shares)	1-year return	-21.86%
Delaware Ivy Emerging Markets Local Currency Debt Fund (Class A shares)	1-year return	-22.18%
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (benchmark)	1-year return	-20.63%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Emerging Markets Local Currency Debt Fund, please see the table on page 33. Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 35 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Emerging Markets Local Currency Debt Fund” and the appointment of the portfolio manager team of Alex Kozhemiakin and Mansur Z. Rasul of DMC as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. All changes took effect on November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

The US dollar, already strong when the fiscal period began, continued to gain on other global currencies throughout the first nine months of 2022. That created a significant headwind for all non-US-dollar-denominated assets, especially those issued by emerging market countries.

The US dollar’s notable strength against the euro – advancing above parity for the first time in 20 years – largely resulted from the impact of the Russia-Ukraine war. The euro and many other emerging market currencies came under pressure as Russian energy exports were sharply curtailed because of the conflict.

Higher interest rates also benefited the US dollar. The US Federal Reserve hiked rates five times in 2022, an aggressive effort to tamp down inflation. That led to higher yields on US fixed-income securities, attracting significant investment in the US dollar and US government bonds, which offered a risk-free return in a turbulent economic environment. Although other countries raised rates as well, investors turned to the US for safe-haven investments.

The impact of the Russia-Ukraine war, higher energy costs, inflation, and the strong US dollar was greatest in European emerging countries, namely Poland, Hungary, and the Czech Republic.

Within the Fund

For the fiscal year ending September 30, 2022, Delaware Ivy Emerging Markets Local Currency Debt Fund posted negative performance and underperformed its benchmark, the J.P. Morgan GBI-EM Global Diversified Index, which also declined. The Fund’s Class I shares declined 21.86%. The Fund’s Class A shares declined 22.18% at net asset value and 25.65% at maximum offer price. Both figures reflect all distributions reinvested. For the same period, the benchmark declined 20.63%. For complete, annualized performance of Delaware Ivy Emerging Markets Local Currency Debt Fund, please see the table on page 33.

The Fund’s performance was affected by its actively managed currency exposures and duration (the Fund’s sensitivity to interest rate changes). A critical development for the relative performance of the Fund’s holdings during the period was the impact of widespread sanctions imposed on Russia in response to its invasion of Ukraine. Before the Russia-Ukraine War began, the Fund swapped its Russian local currency bonds into bonds issued by supranationals (institutions involving the governments of two or more countries) that were not sanctioned. That timely move allowed the Fund to exit Russia before any assets were frozen and put the Fund in a favorable position relative to its peers that still held ruble-denominated bonds.

Strategic decisions to manage duration were also critical to Fund performance. The Fund benefited throughout the period from its short duration relative to the benchmark. This was particularly significant in Poland, which felt the full economic effect of the Russia-Ukraine conflict, given its proximity to the war. The Fund’s relatively short-duration position in Poland significantly contributed to returns. Although we didn’t own bonds in Poland, we did have a significant currency position there with a duration of zero versus the benchmark’s three-to-four-year duration.

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Delaware Ivy Emerging Markets Local Currency Debt Fund

The Fund’s large underweight allocation to China’s currency contributed to Fund performance as did the Fund’s allocation to Brazil. Latin America overall had minimal exposure to the Russia-Ukraine War and the ensuing energy crisis. As a commodity exporter, Brazil, in particular, benefited from rising commodities prices, which made the Fund’s overweight to Brazil beneficial to relative performance.

On the negative side, Fund performance was hurt by its overweight allocations to Indonesia and Colombia, and a modest underweight to South Africa, which performed well.

For the fiscal period, we consistently had less duration than the benchmark in all three emerging market regions: Central and Eastern Europe, Middle East, and Africa (CEMEA), Latin America, and Asia.

During the period, CEMEA was the weakest-performing region because of its proximity to the Russia-Ukraine war and its vulnerability to or reliance on Russian natural gas exports. The energy and inflation crisis that gripped the world was felt most intensely within Europe. In contrast, Asia was the least-affected region. In Latin America, we employed more bottom-up analysis, paying particular attention to country-specific political issues.

As for overall country weights, it was beneficial to be underweight CEMEA, overweight Asia, and selective in Latin America, trading around each country’s election cycle in the region.

At the end of the fiscal period, the Fund was positioned for additional rate hikes, given that the Fed has indicated it will continue raising rates until inflation abates. That will be a pivotal point, after which we would expect duration to decline as interest rates recede. When that happens, emerging market currencies may likely benefit, including the particularly hard-hit emerging market countries within CEMEA.

Because emerging market central banks began to raise interest rates earlier and more aggressively than the Fed, these countries have substantial room to cut interest rates once the economic environment improves. We expect that would have a dramatic impact on duration and that the Fund’s overall performance would benefit from a weaker US dollar if that occurs during the course of 2023. Although the global supply chain is clearly short of crystal balls, investors nonetheless widely anticipate that happening sometime in 2023.

A note about derivatives:

The Fund used foreign exchange forwards for active position-taking and as a hedge to reduce exposure to a currency. Overall, the use of derivatives was beneficial to performance.

Portfolio management reviews

Delaware Ivy Government Securities Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy Government Securities Fund (Class I shares)	1-year return	-13.45%
Delaware Ivy Government Securities Fund (Class A shares)	1-year return	-13.67%
Bloomberg US Government/Mortgage-Backed Securities Index (benchmark)	1-year return	-13.28%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Government Securities Fund, please see the table on page 37. Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 39 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Brian M. Scotto and Eric Frei of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on or about November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

The fiscal year ended September 30, 2022, was a time of significant change in the financial markets. The fixed-income markets began the period contemplating when the US Federal Reserve would begin tapering its purchases of Treasury and mortgage-backed securities. Once the tapering schedule was released, the markets could focus on when the Fed would begin reducing the balance sheet in what is known as quantitative tightening, and the growing likelihood that the Fed would also begin to increase the federal funds rate. At the time, it was understood that the combination of these events would increase volatility and reduce liquidity in the financial markets.

Geopolitical events added to the uncertainty as the invasion of Ukraine increased volatility and ignited fears of higher inflation. By the middle of the fiscal year, it was no longer a question of whether the Fed might hike. The situation turned to how high would the Fed need to hike to calm inflation. Federal funds futures went from pricing one 25-basis-point (0.25-percentage-point) rate increase to pricing in six or seven rate increases. The Fed began with a 25-basis-point increase in March, but as inflation continued to be stronger than anticipated, the rate increases accelerated, with 50 basis points in May, and 75 basis points in June, July, and September.

Volatility remained high at period end as uncertainty regarding the Fed’s terminal rate (peak rate after its series of rate hikes) was paramount in financial markets. As inflation has recently begun to slow, albeit at a slower rate than hoped, we are reminded that the effects of rate increases and quantitative tightening are lagged, and we will not know if the Fed has done enough or too much until many months later.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Ivy Government Securities Fund underperformed its benchmark, the Bloomberg US Government/Mortgage-Backed Securities Index, which also declined. The Fund’s Class I shares returned -13.45%. The Fund’s Class A shares returned -13.67% at net asset value and -17.49% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned -13.28%. For complete, annualized performance of Delaware Ivy Government Securities Fund, please see the table on page 37.

Due to the recent uptick in inflation and volatility, the Fund’s positioning changed quite a bit during the year. We reduced the Fund’s overall duration to be lower than the benchmark. Duration was reduced in all three of the main sectors where the Fund invests, specifically Treasurys, mortgage-backed securities (MBS), and government agencies. Reducing duration added to the Fund’s performance versus its benchmark.

Treasury holdings were repositioned to significantly reduce exposure to the 20-year Treasury and reflect the potential for curve-flattening. We also sold exposure to out-of-benchmark government agencies, which detracted from performance along with 20-year Treasurys. Repositioning for additional curve flattening and reducing overall duration added to the Fund’s performance.

The mortgage-backed holdings were also repositioned during the fiscal year to better reflect the potential for MBS to widen versus Treasurys as the Fed increased short-term interest rates and reduced the balance sheet. The Fund was positioned to have a sizable underweight to MBS and specifically to sell MBS securities which were not in the benchmark. The Fund’s underweight to the sector contributed significantly to performance.

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Delaware Ivy Government Securities Fund

As Treasury rates continued to move higher, we began adding duration back at what we consider to be attractive levels. We reduced our underweight to overall duration as we purchased Treasurys and MBS at levels we have not seen since before the great financial crisis.

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Delaware Ivy High Yield Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy High Yield Fund (Class I shares)	1-year return	-15.51%
Delaware Ivy High Yield Fund (Class A shares)	1-year return	-15.64%
ICE BofA US High Yield Constrained Index (benchmark)*	1-year return	-14.06%
Bloomberg US Corporate High-Yield Index (benchmark)	1-year return	-14.14%

Past performance does not guarantee future results.

*The Fund changed its primary broad-based securities index to the ICE BofA US High Yield Constrained Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

For complete, annualized performance for Delaware Ivy High Yield Fund, please see the table on page 40. Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 41 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of high current income and capital appreciation.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Adam H. Brown and John P. McCarthy of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

US high yield bonds, as measured by the ICE BofA US Cash Pay High Yield Index, returned -13.98% for the fiscal year.

Despite a healthy earnings environment in the opening months of the fiscal period, investors dialed back on risk amid concerns about the Omicron variant, supply-chain disruptions, inflation, and the future pace of interest rate hikes. As a result, higher quality BB-rated and B-rated bonds returned 0.72% and 0.82% in the first three months of the fiscal year, outpacing CCC-rated bonds, which returned 0.25%.

During the first quarter of 2022, the high yield market faced its first significant bout of volatility since March 2020, as high yield bonds declined 4.53%, the worst quarterly return in nearly two years. BB-rated bonds produced their second-worst quarterly returns since the recession of 2008-2009. Negative sentiment for risk assets resulted in a significant quarterly outflow of $22.3 billion in the high yield market. When all was said and done, in the first quarter 2022, BB-rated bonds returned -5.37%, CCC-rated bonds returned -3.79%, and B-rated bonds returned -3.46%.

The volatility experienced in the first quarter of 2022 escalated in the second quarter. Market headwinds driven by an extremely hawkish US Federal Reserve, persistent inflation, heightened geopolitical risks, weakening outlooks for corporate profits, and waning consumer sentiment pushed high yield down 9.92%. In a highly volatile market, investors found no safe havens as negative returns were non-discriminating. BB-, B-, and CCC-rated bonds returned -8.7%, -10.6%, and -13.6%, respectively.

Throughout the final quarter of the fiscal year, volatility continued to be the persistent theme within high yield as investors set and reset expectations for economic data and Fed policy. Although macro conditions did not change, high yield spreads were resilient during the quarter and high yield returned -0.69%. Again, market participants found no safe haven in a volatile market as BB-, B-, and CCC-rated bonds returned -0.89%, -0.59%, and -0.19%, respectively.

The Fed’s hawkish approach to reigning in inflation set the table for risk aversion within the high yield market. As volatility took its toll on corporate profits and consumer sentiment, investors are now debating the likelihood and severity of a potential recession. High yield bonds are now yielding more than 9%, while spreads have increased to more than the historical average of about 525 basis points (a basis point equals one hundredth of a percentage point). Despite these headwinds, corporate balance sheets remain healthy, debt maturity walls are manageable, and default rate outlooks are expected to remain at or below historical averages. Given this backdrop, we believe valuations have become more appropriate and a disciplined approach to adding risk is best with the understanding that short- to intermediate-term volatility will persist.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Ivy High Yield Fund posted a negative return and underperformed its benchmark, the ICE BofA US High Yield Constrained Index. The Fund’s Class I shares declined 15.51%. The Fund’s Class A shares

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Delaware Ivy High Yield Fund

declined 15.64% at net asset value and 19.42% at maximum offer price. Both figures reflect all distributions reinvested. For the same period, the Fund’s benchmark declined 14.06%. For complete, annualized performance of Delaware Ivy High Yield Fund, please see the table on page 40.

The Fund benefited during the reporting period from both a relative underweight allocation and stronger security selection within the healthcare sector. Advantageous security selection also contributed to performance in the automotive, banking, and financial services sectors.

Security selection detracted from performance during the period in the industrial, energy, and leisure sectors. In the media sector, both a relative overweight allocation and poor security selection detracted from performance.

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Delaware Ivy International Small Cap Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy International Small Cap Fund (Class I shares)	1-year return	-36.81%
Delaware Ivy International Small Cap Fund (Class A shares)	1-year return	-37.01%
MSCI ACWI (All Country World Index) ex USA Small Cap Index (net) (benchmark)*	1-year return	-28.93%
MSCI EAFE (Europe, Australasia, Far East) Small Cap Index (net) (benchmark)	1-year return	-32.06%

Past performance does not guarantee future results.

*The Fund changed its primary broad-based securities index to the MSCI ACWI ex USA Small Cap Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

For complete, annualized performance for Delaware Ivy International Small Cap Fund, please see the table on page 43.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 45 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Joseph Devine, Stephan Maikkula, CFA, CMT, and Gabriel Wallach of Delaware Management Company (DMC) as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

Although it was not immediately apparent, as 2021 drew to a close, global economies and markets were nearing the end of the post-pandemic euphoria that characterized the year. The initial pandemic-induced market selloff in March 2020 and subsequent economic lockdowns led to extraordinary and much-needed counter measures, including extremely loose fiscal and monetary policy. But as the initial shock abated, central banks assessed overheated asset prices, tight labor markets, supply-chain disruptions, and inflation.

While inflation was initially dismissed as transitory, it wasn’t long before central banks, investors, and consumers viewed inflation as a significant, possibly long-term problem. Bucking the commonly held view that governance and policy standards are generally higher in developed markets, emerging market central banks were first to react, tightening monetary policy to tamp down inflation. With only some exceptions, notably Turkey, emerging market countries were quicker to initiate rate hikes than developed market countries. That said, the US Federal Reserve and the European Central Bank were not far behind.

The Fed began raising interest rates in mid-March 2022 with a 0.25 percentage-point increase. That was followed in early May with a 0.50 percentage-point increase and then three 0.75 increases in June, July, and September. The Fed’s unexpectedly aggressive response took the wind out of the sails of all risk assets.

In addition to the tragic loss of life and property, the outbreak of the Russia-Ukraine war in late February had a significant negative effect on global markets. The conflict led to immediate shortages and higher prices of commodities, adding to inflation and supply-chain problems. In particular, the war led to severe food shortages and higher prices in food-importing countries throughout the Middle East, Asia, and Africa. Energy supplies were also curtailed, leading to higher prices and shortages, most notably in Europe.

Equity markets worldwide traded sharply lower during the final three months of the Fund’s fiscal year ended September 30, 2022, as inflationary pressures persisted and central banks grew increasingly resolute in their determination to bring consumer prices under control. Global bond markets sold off as well, with US and eurozone rates rising sharply and projected to go higher by year end. Reflecting the relative strength of the US economy and the effects of the Russia-Ukraine war, equity market weakness was concentrated in Europe and international small caps.

Meanwhile, the US dollar soared against virtually all major currencies, driven higher by interest rate differentials, a healthier US economy, and the US dollar’s status as a safe-haven asset in times of economic and geopolitical stress. As the period ended, the Bank of England intervened in the gilt (UK government bonds) market after

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Delaware Ivy International Small Cap Fund

an unfunded fiscal stimulus package proposed by new Prime Minister Liz Truss roiled faith in British government finances.

The following factors also affected global markets:

● The British pound fell to an all-time low against the US dollar

● Eurozone inflation hit a record 10% annualized rate in September

● The Bank of Japan emerged as an outlier in the global assault on inflation.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Ivy International Small Cap Fund posted a negative return and underperformed its benchmark, the MSCI ACWI ex-USA Small Cap Index (net), which also posted a negative return. The Fund’s Class I shares were down 36.81%. The Fund’s Class A shares lost 37.01% at net asset value and returned -40.62% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark fell 28.93%. For complete, annualized performance of Delaware Ivy International Small Cap Fund, please see the table on page 43.

Our individual stock-by-stock selection process drives the Fund’s positioning. As a result, sectors that detracted the most from performance during the fiscal year were industrials, real estate, and communication services. Countries that detracted the most included the Netherlands, Japan, and the UK. These largely reflected specific holdings that performed poorly relative to the overall market.

Vivoryon Therapeutics NV, a Dutch biotechnology company, underperformed for the period. The company focuses on Alzheimer’s disease and oncology. The firm’s share price declined along with other growth companies during the first two quarters of 2022 as global yields increased and investors rotated into more value-oriented stocks.

Future PLC is a specialist media publisher. While the UK-based firm’s activities are predominantly business-to-consumer online and print magazine publishing, it also includes events, video production, and email marketing. The group has more than 240 brands across 18 specialist verticals with market-leading positions in 23 areas. While Future reported continued trading momentum with digital advertising growth during the period, the shares suffered as growth companies underperformed across regions.

ASM International NV develops and manufactures machines used to produce semiconductors. The Dutch company underperformed the broader market despite seeing its earnings estimates increase over the period. The shares declined sharply in both the first and second calendar quarters of 2022, as growth stocks sold off globally.

Sansan Inc. is a Japanese company that provides mobile application software solutions, focusing on business-card management services. After strong 2021 performance, the company’s share price underperformed during the period. Sansan’s earnings estimates declined on concern about a deceleration in revenue growth on its core platform. COVID-19 headwinds also adversely affected its performance.

Sectors that contributed to the Fund’s relative performance included energy, consumer staples, and materials. Countries that contributed to relative performance included Canada, Sweden, and France, driven by specific stocks that performed well.

Varun Beverages Ltd. is one of the largest franchisees of PepsiCo in the world. The company manufactures and distributes PepsiCo’s beverages in India as well as select international markets. Varun Beverages outperformed as it benefited from strong demand across its markets with in-home demand continuing and out of home demand returning. Price hikes and improved product mix partially offset higher input costs. The company continued to expand its geographic presence by enhancing its distribution network, which currently reaches more than 3 million outlets.

K+S AG is a leading global producer of potash fertilizer, and a leading distributor of agricultural chemicals. The share price outperformed for the period on the back of strong financial results. The agriculture segment remained the stand-out performer, as K+S continued to make the most of commodity prices and delivered a strong increase in average sales price. The upgrades over the last year have primarily been due to stronger pricing in the agricultural segment, which remained supply constrained. Constraints on Russian and Ukrainian agricultural exports during the period also boosted prices for soft commodities.

Enerplus Corp. is a Canadian-based independent oil and gas exploration and production company. Its operational focus consists of Bakken oil in the Williston Basin (North Dakota/Montana), shale gas in the Marcellus (Pennsylvania), and several water/polymer floods in western Canada (Alberta/British Columbia/Saskatchewan). The shares outperformed during the period as the company continued to successfully grow its production, both organically and through acquisitions, and benefited from the robust upward trajectory in commodity prices since late 2020.

Vermilion Energy Inc. is Canadian-based independent oil and gas exploration and production company, with operations in North America, Europe, and Australia. Its diverse international exposure makes it unique among its Canadian peers, and as a result, Vermillion has benefited from higher commodity prices, better cash flow visibility, and accretive merger and acquisition opportunities. The company outperformed on the back of strong production and higher pricing.

Uncertainty surrounding the outlook for inflation, central bank activity, and global economic growth continues. Volatility across asset classes remains pronounced; sharp moves in various currencies and yields globally has contributed to negative investor sentiment. Regardless of the economic environment, however, we adhere to our investment philosophy and process and continue to identify investment candidates around the globe.

As mentioned, the Fund’s positioning in terms of country and sector weights is driven primarily by bottom-up stock selection opportunities. As a result, at the end of the fiscal period, relative to the MSCI ACWI ex USA Small Cap Index, we were overweight the industrials and financials sectors. From a country perspective, our largest overweight positions were in Japan and Canada. Conversely, our largest sector underweights were materials and real estate while our largest relative underweight countries were Australia and Taiwan.

The Fund may use derivatives or structured products in certain limited situations. For example, the Fund may use equity-linked notes to gain local market access in situations where direct market participation is limited. Derivatives and structured products were not used by the Fund during the fiscal period. The Fund used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

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Delaware Ivy Multi-Asset Income Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy Multi-Asset Income Fund (Class I shares)	1-year return	-16.64%
Delaware Ivy Multi-Asset Income Fund (Class A shares)	1-year return	-16.99%
50% MSCI ACWI (All Country World Index) Index (Net) + 50% Ice BofA US High Yield Index (benchmark)	1-year return	-20.61%
MSCI ACWI Index (benchmark) (Net)	1-year return	-20.66%
MSCI ACWI Index (benchmark) (Gross)	1-year return	-20.29%
ICE BofA US High Yield Index (benchmark)	1-year return	-14.06%
50% FTSE All-World High Dividend Yield Index + 50% ICE BofA US High Yield Index (previous benchmark)	1-year return	-13.98%
FTSE All-World High Dividend Yield Index (previous benchmark)	1-year return	-13.77%

Past performance does not guarantee future results.

*The Fund changed its primary broad-based securities index to the 50% MSCI ACWI (All Country World Index) + 50% ICE BofA US High Yield Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

For complete, annualized performance for Delaware Ivy Multi-Asset Income Fund, please see the table on page 46. Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 48 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Multi-Asset Income Fund” (formerly, Delaware Ivy Apollo Multi-Asset Income Fund, and before that, Ivy Apollo Multi-Asset Income Fund) and the appointment of the Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) as a sub-advisor. The Board approved the portfolio manager team of Stefan Löwenthal and Jürgen Wurzer of MIMAK and Aaron D. Young of Delaware Management Company (DMC) as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisors. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmarks. All changes took effect on or about November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

The fiscal year began as equity markets continued to advance with some US stock indices reaching new highs. Globally, inflation was increasing to long-term highs as well. Central banks responded by tightening monetary policy. The US Federal Reserve sharply stepped on the brakes, scaling back its bond purchases and hinting at several interest rate hikes in 2022. Bond yields were relatively stable in the fourth quarter of 2021, despite continuous increases in short-term US yields. The US dollar appreciated against major currencies. Oil prices also rose further, while gas markets eased somewhat at the end of the year following dramatic increases in Europe.

In January, persistently high inflation led to frequent and serious discussions at the Fed about implementing interest rate hikes. Investors reacted by pushing bond yields higher and equity prices lower. Financial markets also reacted negatively as Russia built up its troops along the Ukraine border. Russia’s invasion in February prompted unprecedented sanctions – including a freeze on Russian central bank reserves, an oil embargo, and a trading ban on Russian financial stocks – and equities sold off globally while commodity prices soared. Government bonds were briefly in demand as a short-term safe haven, but quickly resumed their downward trend.

Tighter central bank monetary policy characterized the rest of the fiscal year with the Fed leading the way. From March through September, it raised the federal funds rate five times, including three 75 basis point (a basis point equals one hundredth of a percentage point) increases at the June, July, and September meetings of the Federal Open Market Committee (FOMC). As a result, the target short-term rate rose from a range of 0% to 0.25% in January to 3.0% to 3.25% by fiscal year end, an aggressive attempt to bring inflation under control.

Other central banks, including the Bank of England and the European Central Bank, also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds posted historically poor performance throughout the period in the face of brutal headwinds and unrelenting negative news. This included soaring inflation, consequent aggressive monetary tightening, ongoing supply-chain problems, China’s zero-COVID-19 lockdowns, the Russia-Ukraine war, and soaring energy prices. The higher prices and disruptions in supply of oil and gas hit Europe hardest as Russia cut off gas to several European Union (EU) countries. In turn, the Group of Seven (G-7) and later the EU implemented an oil embargo.

Among major central banks, only the Bank of Japan maintained ultra-loose monetary policy as it attempted to keep Japanese yields stable by buying bonds. That led to a weakening of the Japanese yen, however, which fell to a 20-year low.

Markets rallied briefly in July, when a near-term turnaround in inflation seemed possible. Despite investors’ concern about economic growth slowing, stocks appreciated along with other risk asset classes, including corporate, high-yield, convertible and emerging market bonds. A key reason was the decline in yields on US and eurozone government bonds, leading to significant price gains. However, the tide turned again in mid-August and the bear market returned for most asset classes as hope for a slowdown of inflation was dashed. Central banks reaffirmed their intention to continue aggressively tightening monetary policy. Recession fears mounted and the energy crisis worsened as Russia announced it was shutting down a gas pipeline for maintenance. German yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The picture worsened further in September, with heavy losses among virtually all asset classes. Energy prices continued to fall while the European inflation rate reached double-digits and central banks planned further interest rate hikes. As the period ended, the new UK government’s announcement of massive tax cuts caused massive distortions in bonds and currency. Meanwhile, the formal annexation of four Ukrainian regions by Russia caused additional concern.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Ivy Multi-Asset Income Fund posted a negative return that outperformed its blended benchmark, the 50% MSCI ACWI NR / 50% ICE BofA US High Yield TR Index. The Fund’s Class I shares declined 16.64%. The Fund’s Class A shares declined 16.99% at net asset value and 21.78% at maximum offer price. Both figures reflect all distributions reinvested. For the same period the Fund’s benchmark declined 20.61%. For complete annualized performance of the Delaware Ivy Multi-Asset Income Fund, please see the table on page 46.

Within the equity space, the Fund’s allocation to global natural resources and global listed infrastructure contributed to relative performance, while the allocation to real estate equities detracted. Stock selection from equities also had a positive effect. While high yield fixed income in the portfolio virtually performed in line with the benchmark, there was a positive selection effect from investments in global multi-sector fixed income securities.

During the fiscal year, the allocation to equities ranged from about 50% to 57%. The Fund ended the year with approximately 51% of its portfolio allocated to equities. Within that allocation, investments were partially shifted from broad global equities to global infrastructure and natural resources equities over the course of the period. The allocation to high yield corporate bonds increased to about 36% during the fiscal year while multi sector fixed-income assets were nearly halved to about 10%.

Portfolio management reviews

Delaware Ivy Strategic Income Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy Strategic Income Fund (Class I shares)	1-year return	-13.36%
Delaware Ivy Strategic Income Fund (Class A shares)	1-year return	-13.81%
Bloomberg US Aggregate Index (benchmark)*	1-year return	-14.60%
50% Bloomberg US Universal Index + 50% ICE BofA US High Yield Index (previous benchmark)	1-year return	-14.49%
Bloomberg US Universal Index (previous benchmark)	1-year return	-14.92%
ICE BofA US High Yield Index (previous benchmark)	1-year return	-14.06%

Past performance does not guarantee future results.

*The Fund changed its primary broad-based securities index to the Bloomberg US Aggregate Index as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

For complete, annualized performance for Delaware Ivy Strategic Income Fund, please see the table on page 50.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 52 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Strategic Income Fund” (formally, Delaware Ivy Apollo Strategic Income Fund, and before that, Ivy Apollo Strategic Income Fund) and the appointment of the portfolio manager team of J. David Hillmeyer, CFA, and Daniela Mardarovici, CFA, of Delaware Management Company (DMC) as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Funds Management Hong Kong Limited, and Macquarie Investment Management Global Limited, to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

Investors’ concern with inflation and tighter monetary policy dominated the Fund’s fiscal year ended September 30, 2022. As inflation persisted, central banks including the US Federal Reserve abruptly shifted from low interest rates and quantitative easing to higher rates and tightening in an effort to slow consumer price increases. Geopolitical issues also contributed to economic concerns as both Russia’s invasion of Ukraine and China’s zero-COVID-19 policy, which curtailed economic production, added to supply-chain issues and higher prices.

The strength of the US consumer and labor market, while generally supportive of economic growth and overall resilience, could further add to persistent inflationary pressures. That could result in the need for the Fed to raise interest rates above the level currently priced into financial markets.

Within the Fund

For the fiscal year ended September 30, 2022, the Delaware Ivy Strategic Income Fund posted a negative return that outperformed its benchmark, the Bloomberg US Aggregate Index. The Fund’s Class I shares declined 13.36%. The Fund’s Class A shares declined 13.81% at net asset value and 17.68% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 14.60%. For complete, annualized performance of Delaware Ivy Strategic Income Fund, please see the table on page 50.

The core components of the portfolio comprise three distinct asset classes: corporate bonds, emerging market debt, and securitized credit. In addition, the Fund has a small allocation to tactical assets, including convertible bonds, bank loans, agency mortgage-backed securities, and non-US dollar assets.

During the Fund’s fiscal year, its duration (a measure of a portfolio’s sensitivity to changing interest rates) was shorter than that of the broad US bond market benchmark and contributed favorably to the Fund’s performance. Relative to the broad benchmark, the Fund is exposed to much greater credit risk and is generally less sensitive to interest rates.

At fiscal year end, the Fund’s largest positions included a roughly 30% allocation to emerging markets debt, 23% to high yield corporate bonds, and 12% to investment grade corporate credit. Other asset class exposure included US Treasurys, bank loans, and convertible securities.

We adjusted risk in various sectors throughout the fiscal year. Exposure to CCC-rated bonds migrated lower to about 9% at fiscal year end. Having some liquid assets readily available in US Treasury bonds and cash allowed the Fund to remain agile and well positioned for this period of heightened volatility, in our view.

The Fund’s exposure to high yield and emerging market bonds detracted from performance as higher beta (riskier) assets underperformed, combined with negative returns from non-agency residential mortgage-backed securities.

Within emerging markets, Digicel Holdings Ltd., an international mobile phone network provider based in the Caribbean, was a significant detractor amid persistent concern about refinancing its capital structure.

High yield detractors included Carnival Corp. and Royal Caribbean Cruises Ltd. in the leisure sector. We recently added to our position in Carnival based on its geographic and end-market leadership. In our view, its large fixed-asset base provides decent collateral coverage. Additionally, Carnival remains committed to restoring its bond ratings to investment grade. Its bonds were downgraded to high yield early in the pandemic and the company has since been shoring up liquidity. Windstream Holdings Inc., a provider of voice and data network communications, also detracted from performance.

Yield curve management was a primary contributor to the Fund’s performance relative to the benchmark as the Fund was less exposed to the detrimental impact of rising interest rates during the fiscal year.

During the period we actively addressed risk in the portfolio. The market volatility induced by the war in Ukraine, combined with persistent inflation, required a reduction in beta and maintaining shorter duration relative to the benchmark.

We have seen a significant increase in absolute yields in calendar year 2022. Interest rates and credit spreads have both moved higher. As a result, we believe income should once again be a significant source of return within fixed income. As we move deeper into the rate-hiking cycle, we will continue to explore opportunities to allocate additional capital to higher yielding assets on price weakness. The Fund’s higher-beta nature (exposure to market volatility) should potentially perform well if credit spreads tighten, and we believe its income component could cushion some of the downside associated with risk premiums increasing due to macroeconomic issues, geopolitical concerns, or central bank policy mistakes.

The Fund used interest rate futures, options on foreign currencies, credit default swaps, and currency hedges. Overall, the Fund’s use of derivatives during the fiscal year detracted from performance.

Portfolio management reviews

Delaware Ivy Total Return Bond Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Ivy Total Return Bond Fund (Class I shares)	1-year return	-14.28%
Delaware Ivy Total Return Bond Fund (Class A shares)	1-year return	-14.50%
Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD (benchmark)*	1-year return	-8.77%
Bloomberg US Treasury Bills 1-3 Month Index (previous benchmark)	1-year return	+0.64%

Past performance does not guarantee future results.

*The Fund changed its primary broad-based securities index to the Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

For complete, annualized performance for Delaware Ivy Total Return Bond Fund, please see the table on page 54.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 56 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Total Return Bond Fund” and the appointment of the portfolio manager team of Andrew Vonthethoff, CFA of Delaware Management Company and Matthew Mulcahy of Macquarie Investment Management Global Limited as new Fund portfolio managers. In addition, the Board approved appointing Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited to provide discretionary investment management services in a sub-advisory capacity. The Board also approved the termination of the Fund’s current sub-advisor. In connection with these changes, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021. The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

Market review

Fixed-income markets traded in negative territory for much of the fiscal year ended September 30, 2022, with bonds sustaining historic losses in the first nine months of 2022. While performance of the asset class was driven in part by geopolitics and concern about slowing growth, the key driver of bond market repricing was inflation and central banks’ hawkish response. For the nine months ended September 30, 2022, the Bloomberg US Corporate Investment Grade Index declined 18.72%, the worst showing of any comparable period in at least 40 years and almost as bad as the broad equity market, an exceedingly rare outcome in a period of economic weakness.

Inflation continues to be the single most important macroeconomic factor for fixed-income markets, both in the US and globally. In the US, the Consumer Price Index (CPI) appears to have peaked but remains stubbornly elevated. At period end, the headline CPI year-on-year was still above 8%. Initially driven mainly by a combination of high post-COVID-19 demand and supply-chain disruptions, higher prices for energy, services, and housing also contributed to inflation as the fiscal period progressed.

Outside the US, inflation was more severe as energy prices and weak currencies pushed CPI measures in the UK and Europe to 10%, with further increases expected. That has necessitated an aggressive central bank response both in the US and abroad. The US Federal Reserve, in a series of five increases totaling 3 percentage points, raised the federal funds rate to a range of 3.0% to 3.25%. In Europe, the European Central Bank (ECB) increased its deposit rate above 0% for the first time in nearly a decade. Both banks also committed to balance-sheet reductions.

Combined, these actions drove a repricing of all asset classes. While government bond markets were affected most directly, credit and equity markets also declined as the reality of less supportive central bank policy and a weaker economic outlook developed. The yield on US 10-year Treasurys, near 1.3% in late 2021, exceeded 4% in September 2022. That weakness has flowed to other asset classes, most notably foreign exchange markets and non-US developed market sovereigns. For example, the Japanese yen fell more than 25% in the first nine months of 2022 and government bond markets in the UK recently experienced historic volatility, both evidencing high uncertainty and lack of market liquidity.

Geopolitics also played a significant role during the period, with Russia’s invasion of Ukraine affecting European security and up-ending energy supplies. Apart from the clear direct human costs, the invasion has made many issues worse, including higher energy costs, supply-chain disruptions that affect European industrial activity, and significantly greater uncertainty overall.

Economic data showed a slowdown in global growth, with both the first and second quarters recording negative gross domestic product (GDP) growth in the US, and positive but clearly slowing GDP growth in Europe. Key survey indicators for manufacturing and services have also slowed as consumer sentiment waned. Nonetheless, consumer spending remains strong, and the employment market has been resilient, with low unemployment, labor scarcity, and wage inflation prevalent in most economies.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Ivy Total Return Bond Fund underperformed its benchmark, the Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD. The Fund’s Class I shares declined 14.28%. The Fund’s Class A shares declined 14.50% at net asset value and 18.35% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD declined 8.77%. For complete, annualized performance of Delaware Ivy Total Return Bond Fund, please see the table on page 54.

The Fund’s positioning evolved during the period to reflect both the changing market environment and the Fund’s new investment strategy. Beginning November 15, 2021, the Fund pursued a dynamic global bond strategy.

Chief among the portfolio changes was a gradual increase in interest rate duration, reflecting the availability of more attractive global bond yields, and a reduction in higher beta (greater risk) credit exposures, which typically have higher downside exposure in an environment of lower growth and higher volatility.

Duration in the Fund gradually increased throughout 2022, as yields became increasingly attractive. That reflected our view that materially higher bond yields are not sustainable in the long term as the level of debt in the global economy (at government, corporate, and household levels) cannot afford significantly higher servicing costs. Further, the impact of higher costs may eventually slow inflation and global growth. The Fund’s overall duration rose from approximately 3.25 years at the start of 2022, to about 4.85 years at the end of September via material increases in US dollar-denominated government bond exposures. We think US dollar duration is attractive as it carries some of the highest yields in developed markets. Additionally, the Fed was one of the first central banks to tighten policy. The strong US dollar may also provide some offset to inflationary forces. Australian dollar-denominated duration was also added to the portfolio. We expect the Australian economy to react more quickly to rate hikes, reflecting high household debt and floating rate mortgages in that market. We think high bond yields in this market represent an opportunity.

Among credit sectors, the Fund gradually added to investment-grade allocations as spreads became more attractive. Investment-grade corporates entered the period generally in good shape, with manageable leverage levels and extended debt maturity profiles. That was a result of the supportive market and economic environment that followed the pandemic. Within investment-grade credit, the focus was on reducing more cyclical exposures and higher beta structures, such as hybrid securities, given they are likely to be more heavily impacted in times of weakness. The Fund also added modestly to emerging-markets exposures given that yields are becoming more attractive, in our view, and many emerging markets entered the tightening phase well ahead of developed markets. Offsetting these changes, the Fund cut high-yield exposures by about half (from 10% to just above 5%) over the year. We believe high yield securities are more likely to be heavily exposed to a material “tail” of negative outcomes if a significant growth slowdown does occur. The reduction in our high-yield exposure included US issuers, but our reduction was more drastic to European financials and industrials, given their weaker growth outlook.

The Fund entered a position in agency mortgage-backed securities (MBS) in September. This sector of the market has been heavily impacted by the housing market slowdown and Treasury market volatility, making it one of the weakest (risk-adjusted) performers in the fiscal year. With spreads near post-financial crisis highs, we think this is an attractive entry point to begin adding exposures from a material underweight starting point.

Use of derivatives

The Fund used derivatives to gain and hedge exposures to specific risk factors, and in an effort to efficiently implement portfolio strategy. Over the period, the key derivatives employed included foreign exchange (FX) forward currency contracts, chiefly to hedge exposure of foreign currency risk back to the US dollar; bond futures to hedge and gain exposure to US and non-US government bonds; and options, though a small exposure. The options strategies included adding credit protection to the portfolio, using a limited downside structure, to benefit in the case of widening credit spreads. FX options were also used, adding exposure to specific currencies as an offset to existing risk positions in the portfolio.

Performance summaries

Delaware Ivy California Municipal High Income Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	Lifetime
Class A (Est. October 3, 2016)
Excluding sales charge	-13.46%	-0.06%	+0.63%
Including sales charge	-17.33%	-0.92%	-0.09%
Class C (Est. October 3, 2016)
Excluding sales charge	-14.28%	-0.95%	-0.22%
Including sales charge	-15.12%	-0.95%	-0.22%
Class I (Est. October 3, 2016)
Excluding sales charge	-13.29%	+0.14%	+0.82%
Including sales charge	-13.29%	+0.14%	+0.82%
Class Y (Est. October 3, 2016)
Excluding sales charge	-13.48%	-0.06%	+0.62%
Including sales charge	-13.48%	-0.06%	+0.62%
Bloomberg Municipal Bond Index	-11.50%	+0.59%	+0.65%*
Bloomberg Municipal High Yield Index	-15.05%	+2.31%	+2.15%*

*The benchmark lifetime returns are calculated using the Fund’s inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 4.25% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Investments primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified investments.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class Y
Total annual operating expenses (without fee waivers)	1.33%	2.10%	1.21%	1.45%
Net expenses (including fee waivers, if any)	0.80%	1.65%	0.60%	0.80%

Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy California Municipal High Income Fund

Performance of a $10,000 investment1

Class I and A shares

For the period October 3, 2016 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Bloomberg Municipal High Yield Index	$10,000	$11,360
Delaware Ivy California Municipal High Income Fund — Class I shares	$10,000	$10,504
Bloomberg Municipal Bond Index	$10,000	$10,397
Delaware Ivy California Municipal High Income Fund — Class A shares	$9,575	$9,948

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on October 3, 2016, and includes the effect of a 4.25% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 4.25% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 24 through 26.

The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index as of October 3, 2016. The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. The Bloomberg High-Yield Municipal Bond Index measures the total return performance of the long-term, non-investment-grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IMHAX	465899144
Class C	IMHCX	465899136
Class I	IMHIX	465899128
Class Y	IMHYX	465899110

Performance summaries

Delaware Ivy Corporate Bond Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. March 30, 1964)
Excluding sales charge	-19.22%	-0.57%	+0.60%	+5.90%
Including sales charge	-22.87%	-1.74%	—	+5.80%
Class C (Est. September 9, 1999)
Excluding sales charge	-20.01%	-1.47%	-0.13%	+3.00%
Including sales charge	-20.78%	-1.47%	-0.13%	+3.00%
Class I (Est. June 19, 1995)
Excluding sales charge	-18.98%	-0.27%	+0.88%	+4.04%
Including sales charge	-18.98%	-0.27%	+0.88%	+4.04%
Class Y (Est. October 16, 1999)
Excluding sales charge	-19.18%	—	—	-0.59%
Including sales charge	-19.18%	—	—	-0.59%
Bloomberg US Corporate Investment Grade Index	-18.53%	-0.03%	+1.70%	—*
Bloomberg US Credit Index	-17.89%	-0.05%	+1.58%	—*

*The benchmark lifetime return is for Class I share comparison only. Benchmark performance as of the Fund’s Class I inception date is not available.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expenses for each class are listed on the “Fund expense ratios” table on page 28. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Performance summaries

Delaware Ivy Corporate Bond Fund

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class Y
Total annual operating expenses (without fee waivers)	0.96%	1.84%	0.70%	0.95%
Net expenses (including fee waivers, if any)	0.96%	1.84%	0.70%	0.95%

Type of waiver	N/a	N/a	N/a	N/a

Performance of a $10,000 investment1

Class I and Class A shares

For the period September 30, 2012 through September 30, 2022

	Starting value	Ending value
Bloomberg US Corporate Investment Grade Index	$10,000	$11,837
Bloomberg US Credit Index	$10,000	$11,695
Delaware Ivy Corporate Bond Fund — Class I shares	$10,000	$10,921
Delaware Ivy Corporate Bond Fund — Class A shares	$9,425	$10,003

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on September 30, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expenses are listed in the “Fund expense ratios” table on page 28. Please note additional details on pages 27 through 29.

The graph also assumes $10,000 invested in the Bloomberg US Corporate Investment Grade Index and the Bloomberg US Credit Index as of September 30, 2012. The Bloomberg US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity. The Bloomberg US Credit Index measures the total return performance of non-convertible, investment grade domestic corporate bonds and SEC-registered foreign issues. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IBJAX	46600G101
Class C	IBJCX	46600G309
Class I	IBJIX	46600G507
Class Y	IBJYX	46600G804

Performance summaries

Delaware Ivy Crossover Credit Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	Lifetime
Class A (Est. April 3, 2017)
Excluding sales charge	-20.27%	+0.32%	+0.92%
Including sales charge	-23.84%	-0.87%	-0.16%
Class I (Est. April 3, 2017)
Excluding sales charge	-20.05%	+0.55%	+1.17%
Including sales charge	-20.05%	+0.55%	+1.17%
Class Y (Est. April 3, 2017)
Excluding sales charge	-20.35%	+0.30%	+0.90%
Including sales charge	-20.35%	+0.30%	+0.90%
Bloomberg US Corporate Bond Index	-18.53%	-0.03%	+0.62%*

*The benchmark lifetime return is calculated using the Fund’s inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 5.75% to 4.50%.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class I	Class Y
Total annual operating expenses (without fee waivers)	1.23%	1.03%	1.26%
Net expenses (including fee waivers, if any)	0.90%	0.65%	0.90%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class I and Class A shares

For the period April 3, 2017 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Delaware Ivy Crossover Credit Fund — Class I shares	$10,000	$10,662
Bloomberg US Corporate Bond Index	$10,000	$10,343
Delaware Ivy Crossover Credit Fund — Class A shares	$9,425	$9,911

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on April 3, 2017, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%.

The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 31. Please note additional details on pages 30 through 32.

The graph also assumes $10,000 invested in the Bloomberg US Corporate Bond Index as of April 3, 2017. The Bloomberg US Corporate Bond Index is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration

Performance summaries

Delaware Ivy Crossover Credit Fund

rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	ICKAX	46600B730
Class I	ICKIX	46600B714
Class Y	ICKYX	46600B664

Performance summaries

Delaware Ivy Emerging Markets Local Currency Debt Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	Lifetime
Class A (Est. April 30, 2014)
Excluding sales charge	-22.18%*	-5.57%	-3.77%
Including sales charge	-25.65%	-6.69%	-4.45%
Class C (Est. April 30, 2014)
Excluding sales charge	-22.82%*	-6.16%	-4.42%
Including sales charge	-23.60%	-6.16%	-4.42%
Class I (Est. April 30, 2014)
Excluding sales charge	-21.86%*	-5.17%	-3.43%
Including sales charge	-21.86%	-5.17%	-3.43%
Class R6 (Est. January 30, 2015)
Excluding sales charge	-21.89%*	-5.20%	-2.80%
Including sales charge	-21.89%	-5.20%	-2.80%
Class Y (Est. April 30, 2014)
Excluding sales charge	-22.27%*	-5.59%	-3.77%
Including sales charge	-22.27%	-5.59%	-3.77%
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index	-20.63%	-3.92%	-1.77%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

**The benchmark lifetime return is calculated using the Fund’s Class I inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 35. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance summaries

Delaware Ivy Emerging Markets Local Currency Debt Fund

The Fund may be unable to repatriate capital from its investments, in whole or in part, which may have an adverse effect on the cash flows and/or performance of the fund. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely.

The value of a credit-linked note may be impacted by its underlying reference obligation. Risks associated with underlying reference obligations, include but are not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a fund’s initial investment, and a fund may lose money.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Currency risk is the risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of the fund’s investments to decline. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent the fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the fund to substantial losses.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. The yields received by the Fund on its investments will generally decline as interest rates decline.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

“Non-diversified” portfolios may allocate more of their net assets to investments in single securities than “diversified” portfolios. Resulting adverse effects may subject these portfolios to greater risks and volatility.

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.64%	2.25%	1.43%	1.22%	1.61%
Net expenses (including fee waivers, if any)	1.24%	1.85%	0.81%	0.81%	1.21%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class I and Class A shares

For the period April 30, 2014 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index	$10,000	$8,027
Delaware Ivy Emerging Markets Local Currency Debt Fund — Class I shares	$9,425	$7,456
Delaware Ivy Emerging Markets Local Currency Debt Fund — Class A shares	$10,000	$6,819

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on April 30, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph also assumes $10,000 invested in the J.P. Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified Index as of April 30, 2014.

The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 35. Please note additional details on pages 33 through 36.

The J.P. Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified Index tracks local currency government bonds issued by emerging markets, limiting the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance summaries

Delaware Ivy Emerging Markets Local Currency Debt Fund

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IECAX	465899227
Class C	IECCX	465899219
Class I	IECIX	465899185
Class R6	IMMCX	465899151
Class Y	IECYX	465899169

Performance summaries

Delaware Ivy Government Securities Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. April 10, 1984)
Excluding sales charge	-13.67%	-1.22%	-0.56%	+5.08%
Including sales charge	-17.49%	-2.08%	-0.99%	+4.96%
Class C (Est. October 8, 1999)
Excluding sales charge	-14.44%	-2.07%	-1.24%	+2.27%
Including sales charge	-15.29%	-2.07%	-1.24%	+2.27%
Class I (Est. June 19, 1995)
Excluding sales charge	-13.45%	-0.97%	-0.28%	+3.34%
Including sales charge	-13.45%	-0.97%	-0.28%	+3.34%
Class R6 (Est. October 16, 2017)
Excluding sales charge	-13.36%	—	—	-0.85%
Including sales charge	-13.36%	—	—	-0.85%
Bloomberg US Government/Mortgage-Backed Securities Index	-13.28%	-0.47%	+0.53%	-0.50%*

*The benchmark lifetime return is calculated using the Fund’s Class I inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 38. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 4.25% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could

Performance summaries

Delaware Ivy Government Securities Fund

have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6
Total annual operating expenses (without fee waivers)	1.00%	1.82%	0.76%	0.60%
Net expenses (including fee waivers, if any)	0.97%	1.82%	0.72%	0.60%

Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class I and Class A shares

For the period September 30, 2012 through September 30, 2022

	Starting value	Ending value
Bloomberg US Government/Mortgage-Backed Securities Index	$10,000	$10,547
Delaware Ivy Government Securities Fund — Class I shares	$10,000	$9,726
Delaware Ivy Government Securities Fund — Class A shares	$9,575	$9,052

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on September 30, 2012, and includes the effect of a 4.25% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 4.25% to 4.50%. The graph also assumes $10,000 invested in the Bloomberg US Government/Mortgage-Backed Securities Index as of September 30, 2012.

The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 38. Please note additional details on pages 37 through 39.

The Bloomberg US Government/Mortgage-Backed Securities Index measures the performance of US government bonds and mortgage-related securities.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IGJAX	46600B227
Class C	IGJCX	46600B193
Class I	IGJIX	46600B177
Class R6	IGJNX	46600B169

Performance summaries

Delaware Ivy High Yield Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	Lifetime
Class A (Est. May 18, 2017)
Excluding sales charge	-15.64%	+0.82%	+1.26%
Including sales charge	-19.42%	-0.37%	+0.14%
Class I (Est. May 18, 2017)
Excluding sales charge	-15.51%	+1.09%	+1.52%
Including sales charge	-15.51%	+1.09%	+1.52%
Class R6 (Est. May 18, 2017)
Excluding sales charge	-15.56%	+1.06%	+1.50%
Including sales charge	-15.56%	+1.06%	+1.50%
ICE BofA US High Yield Constrained Index	-14.06%	+1.39%	+1.82%*
Bloomberg US Corporate High-Yield Bond Index	-14.14%	+1.57%	+1.98%*

*The benchmark lifetime returns are calculated using the Fund’s inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 41. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares (as a % of offering price) changed from 5.75% to 4.50%.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class I	Class R6
Total annual operating expenses (without fee waivers)	1.13%	0.97%	0.80%
Net expenses (including fee waivers, if any)	0.99%	0.72%	0.72%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class I and Class A shares

For the period May 18, 2017 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Bloomberg US Corporate High-Yield Bond Index	$10,000	$11,109
ICE BofA US High Yield Constrained Index	$10,000	$11,018
Delaware Ivy High Yield Fund — Class I shares	$10,000	$10,846
Delaware Ivy High Yield Fund — Class A shares	$9,425	$10,078

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on May 18, 2017, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 41. Please note additional details on pages 40 through 42.

The graph also assumes $10,000 invested in in the ICE BofA US High Yield Constrained Index and Bloomberg US Corporate High-Yield Index as of May 18, 2017. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark. The Bloomberg US Corporate High-Yield Bond Index is composed of US dollar-denominated, non-investment grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance summaries

Delaware Ivy High Yield Fund

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IPNAX	46600A310
Class I	IPNIX	46600A294
Class R6	IPNNX	46600A286

Performance summaries

Delaware Ivy International Small Cap Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	Lifetime
Class A (Est. January 10, 2017)
Excluding sales charge	-37.01%*	-2.70%	+0.89%
Including sales charge	-40.62%	-3.85%	-0.15%
Class C (Est. January 10, 2017)
Excluding sales charge	-37.56%	-3.46%	+0.11%
Including sales charge	-38.09%	-3.46%	+0.11%
Class I (Est. January 10, 2017)
Excluding sales charge	-36.81%	-2.35%	+1.25%
Including sales charge	-36.81%	-2.35%	+1.25%
Class R6 (Est. January 10, 2017)
Excluding sales charge	-36.80%*	-2.34%	+1.25%
Including sales charge	-36.80%	-2.34%	+1.25%
Class Y (Est. January 10, 2017)
Excluding sales charge	-37.08%	-2.72%	+0.87%
Including sales charge	-37.08%	-2.72%	+0.87%
MSCI ACWI Ex USA Small Cap Index (net)	-28.93%	-0.56%	+2.91%**
MSCI EAFE Small Cap Index (net)	-32.06%	-1.79%	+2.09%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

**The benchmark lifetime returns are calculated using the Fund’s inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 44. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy International Small Cap Fund

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.59%	2.34%	1.40%	1.22%	1.63%
Net expenses (including fee waivers, if any)	1.37%	2.12%	0.99%	0.99%	1.37%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class I and Class A shares

For the period January 10, 2017 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
MSCI ACWI Ex USA Small Cap Index (net)	$10,000	$11,785
MSCI EAFE Small Cap Index (net)	$10,000	$11,255
Delaware Ivy International Small Cap Fund — Class I shares	$10,000	$10,735
Delaware Ivy International Small Cap Fund — Class A shares	$9,425	$9,914

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on January 10, 2017, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 44. Please note additional details on pages 43 through 45.

The graph also assumes $10,000 invested in the MSCI ACWI Ex USA Small Cap Index and MSCI EAFE Small Cap Index as of January 10, 2017. The MSCI ACWI (All Country World Index) ex USA Small Cap Index represents small-cap stocks across 22 of 23 developed market countries (excluding the United States) and 27 emerging market countries. The index covers approximately 14% of the global equity opportunity set outside the US. The MSCI EAFE (Europe, Australasia, Far East) Small Cap Index represents small-cap stocks across developed market countries around the world, excluding the United States and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IVJAX	46600A682
Class C	IVJCX	46600A674
Class I	IVJIX	46600A666
Class R6	IVJRX	46600A690
Class Y	IVJYX	46600A658

Performance summaries

Delaware Ivy Multi-Asset Income Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	Lifetime
Class A (Est. October 1, 2015)
Excluding sales charge	-16.99%	+0.93%	+2.83%
Including sales charge	-21.78%	-0.26%	+1.97%
Class C (Est. October 1, 2015)
Excluding sales charge	-17.64%*	+0.15%	+2.06%
Including sales charge	-18.43%	+0.15%	+2.06%
Class I (Est. October 1, 2015)
Excluding sales charge	-16.64%	+1.34%	+3.22%
Including sales charge	-16.64%	+1.34%	+3.22%
Class R6 (Est. October 1, 2015)
Excluding sales charge	-16.60%	+1.38%	+3.28%
Including sales charge	-16.60%	+1.38%	+3.28%
Class Y (Est. October 1, 2015)
Excluding sales charge	-16.94%	+0.96%	+2.88%
Including sales charge	-16.94%	+0.96%	+2.88%
50% MSCI ACWI (All Country World Index) Index (Net) + 50% ICE BofA US High Yield Index	-20.61%	+0.28%	+3.51%**
MSCI ACWI Index (Net)	-20.66%	+4.44%	+7.42%**
MSCI ACWI Index (Gross)	-20.29%	+4.96%	+7.98%**
ICE BofA US High Yield Index	-14.06%	+1.41%	+4.04**
50% FTSE All-World High Dividend Yield Index + 50% ICE BofA US High Yield Index	-10.79%	+2.47%	+5.35%**
FTSE All-World High Dividend Yield Index	-9.53%	+2.88%	+6.13%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

**The benchmark lifetime return is calculated using the Fund’s inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 47. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.24%	2.02%	0.99%	0.84%	1.22%
Net expenses (including fee waivers, if any)	1.17%	1.95%	0.75%	0.75%	1.15%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Multi-Asset Income Fund

Performance of a $10,000 investment1

Class I and Class A shares

For the period October 1, 2015 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
MSCI ACWI (All Country World Index) Index (Net)	$10,000	$16,439
MSCI ACWI (All Country World Index) Index (Gross)	$10,000	$15,862
FTSE All-World High Dividend Yield Index	$10,000	$14,081
50% FTSE All-World High Dividend Yield Index + 50% ICE BofA US High Yield Index	$10,000	$13,758
ICE BofA US High Yield Index	$10,000	$13,221
50% MSCI ACWI (All Country World Index) + 50% ICE BofA US High Yield Index	$10,000	$12,701
Delaware Ivy Multi-Asset Income Fund — Class I shares	$10,000	$12,482
Delaware Ivy Multi-Asset Income Fund — Class A shares	$9,425	$11,461

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on October 1, 2015, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions.

The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 47. Please note additional details on pages 46 through 49.

The graph also assumes $10,000 invested in 50% MSCI ACWI Index + 50% ICE BofA US High Yield Index, 50% FTSE All-World High Dividend Yield Index + 50% ICE BofA US High Yield Index, MSCI ACWI Index (Net), MSCI ACWI Index (Gross), FTSE All-World High Dividend Yield Index and ICE BofA US High Yield Index as of October 1, 2015. The ICE BofA US High Yield Index tracks the performance of US dollar-denominated below-investment-grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below-investment-grade rating (based on an average of Moody’s, S&P, and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment. The FTSE All-World High Dividend Yield Index represents the performance of companies after implementing a forecast dividend yield ranking process. The index comprises stocks that are characterized by higher-than-average dividend yield based on the FTSE All-World Index, which is part of the FTSE Global Equity Index Series.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IMAAX	46600B847
Class C	IMACX	46600B839
Class I	IMAIX	46600B821
Class R6	IMURX	46600B813
Class Y	IMAYX	46600B797

Performance summaries

Delaware Ivy Strategic Income Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	Lifetime
Class A (Est. October 1, 2015)
Excluding sales charge	-13.81%	+0.55%	+1.76%
Including sales charge	-17.68%	-0.64%	+0.90%
Class C (Est. October 1, 2015)
Excluding sales charge	-14.43%	-0.22%	+1.01%
Including sales charge	-15.26%	-0.22%	+1.01%
Class I (Est. October 1, 2015)
Excluding sales charge	-13.36%	+0.95%	+2.13%
Including sales charge	-13.36%	+0.95%	+2.13%
Class R6 (Est. October 1, 2015)
Excluding sales charge	-13.44%	+0.94%	+2.15%
Including sales charge	-13.44%	+0.94%	+2.15%
Class Y (Est. October 1, 2015)
Excluding sales charge	-13.80%	+0.56%	+1.79%
Including sales charge	-13.80%	+0.56%	+1.79%
Bloomberg US Aggregate Index	-14.61%	-0.27%	+0.53%*
50% Bloomberg US Universal Index + 50% ICE BofA US High Yield Index	-14.49%	+0.65%	+2.48%**
Bloomberg US Universal Index	-14.90%	-0.05%	+0.94%*
ICE BofA US High Yield Index	-14.06%	+1.41%	+4.04%*

*The benchmark lifetime return is calculated using the Fund’s inception date.

**The benchmark lifetime return is calculated using the Fund’s month-end prior inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 51. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.19%	2.05%	0.98%	0.84%	1.21%
Net expenses (including fee waivers, if any)	1.05%	1.83%	0.68%	0.68%	1.05%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Strategic Income Fund

Performance of a $10,000 investment1

Class I and Class A shares

For the period October 1, 2015 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
ICE BofA US High Yield Index	$10,000	$13,221
50% Bloomberg US Universal Index + 50% ICE BofA US High Yield Index	$10,000	$11,876
Delaware Ivy Strategic Income Fund — Class I shares	$10,000	$11,594
Bloomberg US Universal Index	$10,000	$10,681
Delaware Ivy Strategic Income Fund — Class A shares	$9,425	$10,651
Bloomberg US Aggregate Index	$10,000	$10,379

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on October 1, 2015, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 51. Please note additional details on pages 50 through 53.

The graph also assumes $10,000 invested in 50% Bloomberg US Universal Index + 50% ICE BofA US High Yield Index, Bloomberg US Universal Index, ICE BofA US High Yield Index, and Bloomberg US Aggregate Index as of October 1, 2015. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The Bloomberg US Universal Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers US dollar-denominated, taxable bonds that are rated either investment grade or high-yield. The ICE BofA US High Yield Index tracks the performance of US dollar-denominated below-investment-grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below-investment-grade rating (based on an average of Moody’s, S&P, and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IAPOX	46600B805
Class C	ICPOX	46600B888
Class I	IIPOX	46600B870
Class R6	IRPOX	46600B862
Class Y	IYPOX	46600B854

Performance summaries

Delaware Ivy Total Return Bond Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	Lifetime
Class A (Est. January 4, 2016)
Excluding sales charge	-14.50%*	-1.22%	-0.42%
Including sales charge	-18.35%	-2.38%	-1.29%
Class C (Est. January 4, 2016)
Excluding sales charge	-15.17%*	-1.92%	-1.13%
Including sales charge	-16.00%	-1.92%	-1.13%
Class I (Est. January 4, 2016)
Excluding sales charge	-14.28%*	-0.99%	-0.19%
Including sales charge	-14.28%	-0.99%	-0.19%
Class R6 (Est. January 4, 2016)
Excluding sales charge	-14.20%*	-0.84%	-0.06%
Including sales charge	-14.20%	-0.84%	-0.06%
Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD	-8.77%	+0.54%	+1.06%**
Bloomberg US Treasury Bills 1-3 Month Index	+0.64%	+1.10%	+0.94%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

**The benchmark lifetime return is calculated using the Fund’s inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 55. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6
Total annual operating expenses (without fee waivers)	1.42%	2.13%	1.23%	1.06%
Net expenses (including fee waivers, if any)	1.24%	1.95%	1.00%	0.87%

Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Total Return Bond Fund

Performance of a $10,000 investment1

Class I and Class A shares

For the period January 4, 2016 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD	$10,000	$11,771
Bloomberg US Treasury Bills 1-3 Month Index	$10,000	$10,648
Delaware Ivy Total Return Bond Fund — Class I shares	$10,000	$9,872
Delaware Ivy Total Return Bond Fund — Class A shares	$9,425	$9,161

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on January 4, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) (the front-end sales charge in effect for Class A shares at the beginning of the period) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 55. Please note additional details on pages 54 through 56.

The graph also assumes $10,000 invested in the Bloomberg Global Aggregate 1-10 Year Index Hedged to USD and the Bloomberg US Treasury Bills 1-3 Month Index as of January 4, 2016. The Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD, provides a broad-based measure of the global investment grade fixed-rate debt market with a maturity greater of than 1 year and less than 10 years. The Bloomberg US Treasury Bills 1-3 Month Index measures the performance of US Treasury bills that have a remaining maturity of greater than or equal to one month and less than three months.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IRBAX	46600B789
Class C	IRBCX	46600B771
Class I	IRBIX	46600B763
Class R6	IRBRX	46600B755

Disclosure of Fund expenses

For the six-month period from April 1, 2022 to September 30, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2022 to September 30, 2022.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Ivy California Municipal High Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$910.80	0.80%	$3.83
Class C	1,000.00	906.20	1.75%	8.36
Class I	1,000.00	911.70	0.60%	2.88
Class Y	1,000.00	910.80	0.80%	3.83
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.06	0.80%	$4.05
Class C	1,000.00	1,016.29	1.75%	8.85
Class I	1,000.00	1,022.06	0.60%	3.04
Class Y	1,000.00	1,021.06	0.80%	4.05

Delaware Ivy Corporate Bond Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$873.20	1.06%	$4.98
Class C	1,000.00	868.60	2.16%	10.12
Class I	1,000.00	874.90	0.74%	3.48
Class Y	1,000.00	873.70	0.98%	4.60
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.75	1.06%	$5.37
Class C	1,000.00	1,014.24	2.16%	10.91
Class I	1,000.00	1,021.36	0.74%	3.75
Class Y	1,000.00	1,020.16	0.98%	4.96

Disclosure of Fund expenses

Delaware Ivy Crossover Credit Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$865.20	0.90%	$4.21
Class I	1,000.00	866.50	0.65%	3.04
Class Y	1,000.00	864.50	0.90%	4.21
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class I	1,000.00	1,021.81	0.65%	3.29
Class Y	1,000.00	1,020.56	0.90%	4.56

Delaware Ivy Emerging Markets Local Currency Debt Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$855.00	1.23%	$5.72
Class C	1,000.00	851.90	2.00%	9.28
Class I	1,000.00	857.30	0.80%	3.72
Class R6	1,000.00	856.10	0.80%	3.72
Class Y	1,000.00	855.00	1.25%	5.81
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.90	1.23%	$6.23
Class C	1,000.00	1,015.04	2.00%	10.10
Class I	1,000.00	1,021.06	0.80%	4.05
Class R6	1,000.00	1,021.06	0.80%	4.05
Class Y	1,000.00	1,018.80	1.25%	6.33

Delaware Ivy Government Securities Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$916.90	0.97%	$4.66
Class C	1,000.00	914.30	1.82%	8.73
Class I	1,000.00	918.10	0.72%	3.46
Class R6	1,000.00	918.70	0.61%	2.93
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.21	0.97%	$4.91
Class C	1,000.00	1,015.94	1.82%	9.20
Class I	1,000.00	1,021.46	0.72%	3.65
Class R6	1,000.00	1,022.01	0.61%	3.09

Delaware Ivy High Yield Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$879.20	0.99%	$4.66
Class I	1,000.00	879.50	0.72%	3.39
Class R6	1,000.00	878.90	0.72%	3.39
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.10	0.99%	$5.01
Class I	1,000.00	1,021.46	0.72%	3.65
Class R6	1,000.00	1,021.46	0.72%	3.65

Delaware Ivy International Small Cap Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$722.50	1.37%	$5.92
Class C	1,000.00	719.80	2.12%	9.14
Class I	1,000.00	723.70	0.99%	4.28
Class R6	1,000.00	723.50	0.99%	4.28
Class Y	1,000.00	722.50	1.33%	5.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.37%	$6.93
Class C	1,000.00	1,014.44	2.12%	10.71
Class I	1,000.00	1,020.10	0.99%	5.01
Class R6	1,000.00	1,020.10	0.99%	5.01
Class Y	1,000.00	1,018.40	1.33%	6.73

Delaware Ivy Multi-Asset Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$838.40	1.17%	$5.39
Class C	1,000.00	835.80	1.97%	9.07
Class I	1,000.00	840.10	0.75%	3.46
Class R6	1,000.00	839.70	0.75%	3.46
Class Y	1,000.00	838.50	1.15%	5.30
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.17%	$5.92
Class C	1,000.00	1,015.19	1.97%	9.95
Class I	1,000.00	1,021.31	0.75%	3.80
Class R6	1,000.00	1,021.31	0.75%	3.80
Class Y	1,000.00	1,019.30	1.15%	5.82

Delaware Ivy Strategic Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$900.50	1.04%	$4.95
Class C	1,000.00	897.50	1.82%	8.66
Class I	1,000.00	903.30	0.67%	3.20
Class R6	1,000.00	903.50	0.67%	3.20
Class Y	1,000.00	901.50	1.05%	5.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.85	1.04%	$5.27
Class C	1,000.00	1,015.94	1.82%	9.20
Class I	1,000.00	1,021.71	0.67%	3.40
Class R6	1,000.00	1,021.71	0.67%	3.40
Class Y	1,000.00	1,019.80	1.05%	5.32

Delaware Ivy Total Return Bond Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$910.00	1.35%	$6.46
Class C	1,000.00	906.40	2.08%	9.94
Class I	1,000.00	911.40	1.00%	4.79
Class R6	1,000.00	911.70	0.87%	4.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83
Class C	1,000.00	1,014.64	2.08%	10.50
Class I	1,000.00	1,020.05	1.00%	5.06
Class R6	1,000.00	1,020.71	0.87%	4.41

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above and on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds),

Disclosure of Fund expenses

including exchange-traded funds, in which it invests. The tables above and on the previous pages do not reflect the expenses of any applicable Underlying Funds.

Security type / sector / state / territory allocations

Delaware Ivy California Municipal High Income Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Municipal Bonds*	96.45%
Corporate Revenue Bonds	10.80%
Education Revenue Bonds	21.77%
Electric Revenue Bonds	5.05%
Healthcare Revenue Bonds	9.77%
Housing Revenue Bond	2.55%
Lease Revenue Bonds	1.85%
Local General Obligation Bond	1.56%
Pre-Refunded Bonds	2.98%
Special Tax Revenue Bonds	26.93%
State General Obligation Bonds	2.12%
Transportation Revenue Bonds	9.74%
Water & Sewer Revenue Bond	1.33%
Short-Term Investments	2.72%
Total Value of Securities	99.17%
Receivables and Other Assets Net of Liabilities	0.83%
Total Net Assets	100.00%

*As of the date of this report, Delaware Ivy California Municipal High Income Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
California	87.03%
Puerto Rico	12.14%
Total Value of Securities	99.17%

Security type / sector allocations

Delaware Ivy Corporate Bond Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.13%
Corporate Bonds	94.77%
Banking	24.97%
Basic Industry	0.97%
Brokerage	2.22%
Capital Goods	3.86%
Communications	9.35%
Consumer Cyclical	7.80%
Consumer Non-Cyclical	6.21%
Electric	5.14%
Energy	3.92%
Finance Companies	1.72%
Industrials	0.37%
Insurance	4.52%
Natural Gas	1.65%
Real Estate Investment Trusts	2.18%
Technology	16.30%
Transportation	2.66%
Utilities	0.93%
Municipal Bonds	1.26%
Non-Agency Asset-Backed Securities	1.28%
Sovereign Bonds	0.42%
US Treasury Obligations	0.93%
Short-Term Investments	0.34%
Securities Lending Collateral	0.42%
Total Value of Securities	99.55%
Obligation to Return Securities Lending Collateral	(0.42%)
Receivables and Other Assets Net of Liabilities	0.87%
Total Net Assets	100.00%

Security type / sector allocations

Delaware Ivy Crossover Credit Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.16%
Corporate Bonds	93.65%
Banking	14.56%
Basic Industry	0.33%
Brokerage	3.15%
Capital Goods	1.18%
Communications	13.35%
Consumer Cyclical	9.24%
Consumer Non-Cyclical	5.94%
Electric	2.80%
Energy	4.96%
Finance Companies	4.11%
Insurance	6.53%
Natural Gas	0.87%
Real Estate Investment Trusts	4.02%
Technology	22.17%
Transportation	0.44%
Municipal Bonds	0.65%
Non-Agency Asset-Backed Securities	0.79%
US Treasury Obligation	0.12%
Short-Term Investments	4.74%
Securities Lending Collateral	0.61%
Total Value of Securities	100.72%
Obligation to Return Securities Lending Collateral	(0.61%)
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

Security type / country allocations

Delaware Ivy Emerging Markets Local Currency Debt Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Sovereign Bonds	88.37%
Brazil	11.31%
Chile	2.14%
Colombia	4.76%
Czech Republic	6.99%
Dominican Republic	0.65%
Hungary	3.24%
Indonesia	15.39%
Malaysia	9.16%
Mexico	6.48%
Peru	4.27%
Poland	0.20%
Romania	4.58%
South Africa	9.95%
Thailand	7.58%
Turkey	0.97%
Ukraine	0.44%
Uruguay	0.26%
Supranational Banks	4.36%
Short-Term Investments	3.66%
Securities Lending Collateral	2.02%
Total Value of Securities	98.41%
Obligation to Return Securities Lending Collateral	(2.02%)
Receivables and Other Assets Net of Liabilities	3.61%
Total Net Assets	100.00%

Security type / sector allocations

Delaware Ivy Government Securities Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	2.64%
Agency Commercial Mortgage-Backed Securities	16.33%
Agency Mortgage-Backed Securities	19.80%
Agency Obligations	2.31%
US Treasury Obligations	58.74%
Securities Lending Collateral	5.14%
Total Value of Securities	104.96%
Obligation to Return Securities Lending Collateral	(5.14%)
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

Security type / sector allocations

Delaware Ivy High Yield Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.18%
Corporate Bonds	95.24%
Automotive	1.10%
Basic Industry	9.01%
Capital Goods	2.91%
Communications	5.90%
Consumer Goods	1.24%
Energy	13.81%
Financial Services	3.50%
Healthcare	8.30%
Insurance	1.57%
Leisure	8.37%
Media	13.44%
Real Estate	4.84%
Retail	4.28%
Services	5.65%
Technology & Electronics	5.34%
Transportation	3.29%
Utilities	2.69%
Municipal Bonds	0.72%
Short-Term Investments	2.66%
Securities Lending Collateral	2.19%
Total Value of Securities	100.99%
Obligation to Return Securities Lending Collateral	(2.19%)
Receivables and Other Assets Net of Liabilities	1.20%
Total Net Assets	100.00%

Security type / country and sector allocations

Delaware Ivy International Small Cap Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	96.51%
Argentina	0.97%
Australia	2.62%
Austria	0.52%
Brazil	4.31%
Canada	11.96%
China	1.85%
Denmark	2.99%
Finland	0.70%
France	2.55%
Germany	2.70%
Hong Kong	0.63%
India	5.64%
Ireland	0.93%
Israel	1.03%
Italy	2.19%
Japan	26.65%
Malaysia	0.20%
Mexico	3.42%
Norway	4.07%
Republic of Korea	2.19%
Singapore	0.90%
South Africa	2.73%
Spain	1.83%
Sweden	1.70%
Taiwan	1.81%
Thailand	0.65%
United Kingdom	8.77%
Short-Term Investments	3.29%
Securities Lending Collateral	5.34%
Total Value of Securities	105.14%
Obligation to Return Securities Lending Collateral	(5.34%)
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communication Services	2.16%
Consumer Discretionary	11.08%
Consumer Staples	8.19%
Energy	6.51%
Financials	14.32%
Healthcare	6.17%
Industrials	24.66%
Information Technology	10.07%
Materials	5.28%
Real Estate	5.76%
Utilities	2.31%
Total	96.51%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Multi-Asset Income Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	3.58%
Corporate Bonds	31.54%
Banking	1.91%
Basic Industry	0.92%
Brokerage	0.98%
Capital Goods	2.33%
Communications	6.21%
Consumer Cyclical	4.38%
Consumer Non-Cyclical	3.04%
Electric	1.50%
Energy	4.96%
Finance Companies	0.11%
Financial Services	0.49%
Insurance	0.98%
Natural Gas	0.07%
Real Estate Investment Trusts	0.06%
Services	0.34%
Technology	3.11%
Transportation	0.15%
Municipal Bonds	0.03%
Non-Agency Commercial Mortgage-Backed Securities	0.48%
Loan Agreements	6.02%
US Treasury Obligations	4.33%
Common Stocks	47.08%
Basic Industry	0.77%
Capital Goods	0.52%
Communication Services	0.63%
Communications	0.44%
Consumer Cyclical	2.67%
Consumer Discretionary	0.29%
Consumer Non-Cyclical	15.52%
Consumer Staples	0.49%
Energy	4.78%
Financial Services	0.00%
Industrials	3.35%
Materials	3.26%
Real Estate	0.94%
REIT Diversified	1.01%
REIT Healthcare	0.44%
REIT Hotel	0.40%
REIT Industrial	1.40%
REIT Lodging	0.06%
REIT Mall	0.24%
REIT Manufactured Housing	0.24%
REIT Multifamily	1.45%
REIT Office	0.73%
REIT Retail	0.19%
REIT Self-Storage	0.78%
REIT Shopping Center	0.34%
REIT Single Tenant	0.20%
REIT Specialty	0.47%
Services	0.04%
Technology	2.42%
Utilities	3.01%
Preferred Stock	0.01%
Exchange-Traded Funds	4.16%
Master Limited Partnerships	0.37%
Rights	0.11%
Warrant	0.01%
Short-Term Investments	0.29%
Securities Lending Collateral	3.64%
Total Value of Securities	101.65%
Obligation to Return Securities Lending Collateral	(3.64%)
Receivables and Other Assets Net of Liabilities	1.99%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Merck & Co.	1.06%
Nestle	1.03%
Lamb Weston Holdings	1.01%
Amadeus IT Group	0.90%
Henry Schein	0.89%
Clorox	0.84%
Koninklijke Ahold Delhaize	0.84%
Novo Nordisk Class B	0.84%
Smith & Nephew	0.84%
Diageo	0.83%

Security type / sector allocation

Delaware Ivy Strategic Income Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	6.23%
Convertible Bonds	0.71%
Corporate Bonds	59.09%
Banking	10.28%
Basic Industry	2.07%
Brokerage	2.30%
Capital Goods	2.64%
Communications	6.22%
Consumer Cyclical	8.46%
Consumer Non-Cyclical	5.51%
Electric	3.51%
Energy	8.42%
Financials	1.23%
Industrials	0.69%
Insurance	1.67%
Real Estate Investment Trusts	0.36%
Technology	3.21%
Transportation	2.52%
Municipal Bonds	0.96%
Non-Agency Collateralized Mortgage Obligations	3.17%
Non-Agency Commercial Mortgage-Backed Securities	0.50%
Loan Agreements	6.39%
Sovereign Bonds	5.43%
Brazil	0.14
Chile	0.43
Colombia	0.27
Costa Rica	0.12
Dominican Republic	0.09
Indonesia	1.85
Mexico	0.61
Morocco	0.24
Panama	0.50
Peru	1.03
Serbia	0.15
Supranational Banks	0.61%
US Treasury Obligations	10.08%
Common Stocks	0.70%
Preferred Stock	0.01%
Warrant	0.01%
Short-Term Investments	3.93%
Securities Lending Collateral	1.85%
Total Value of Securities	99.67%
Obligation to Return Securities Lending Collateral	(1.85%)
Receivables and Other Assets Net of Liabilities	2.18%
Total Net Assets	100.00%

Security type / sector allocations

Delaware Ivy Total Return Bond Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	2.98%
Corporate Bonds	46.00%
Banking	20.87%
Basic Industry	2.19%
Capital Goods	1.45%
Communications	2.42%
Consumer Cyclical	2.15%
Consumer Non-Cyclical	1.54%
Electric	3.05%
Energy	3.18%
Financials	0.79%
Insurance	1.42%
Natural Gas	1.08%
Real Estate Investment Trusts	0.33%
Technology	1.97%
Transportation	2.82%
Utilities	0.74%
Sovereign Bonds	29.65%
Albania	0.18
Angola	0.37
Armenia	0.17
Bermuda	0.49
Canada	5.20
Chile	0.89
Colombia	1.21
Dominican Republic	0.85
Egypt	0.20
Finland	1.18
Georgia	0.21
Germany	2.52
Honduras	0.18
Indonesia	0.91
Italy	4.81
Ivory Coast	0.64
Kazakhstan	0.19
Morocco	0.70
Netherlands	0.44
Norway	1.39
Pakistan	0.09
Paraguay	0.95
Peru	1.05
Philippines	0.34
Republic of North Macedonia	0.24
Senegal	0.19
South Africa	1.01
Spain	0.67
United Kingdom	1.28
Uzbekistan	1.10
Supranational Banks	2.02%
US Treasury Obligations	14.64%
Options Purchased	0.19%
Securities Lending Collateral	3.51%
Total Value of Securities Before Options Written	98.99%
Options Written	(0.08%)
Obligation to Return Securities Lending Collateral	(3.51%)
Receivables and Other Assets Net of Liabilities	4.60%
Total Net Assets	100.00%

Schedules of investments

Delaware Ivy California Municipal High Income Fund

September 30, 2022

	Principal amount°	Value (US $)
Municipal Bonds — 96.45%
Corporate Revenue Bonds — 10.80%
California County Tobacco Securitization Agency Series D 0.00% 6/1/55 ^	1,000,000	$55,250
(Gold Country Settlement Funding Corporation) Series 1 4.00% 6/1/49	145,000	142,268
(Merced County Tobacco Funding Corporation) 5.00% 6/1/50	250,000	231,320
(Sonoma County Securitization Corporation) 0.00% 6/1/55 ^	250,000	41,040
California Municipal Finance Authority
(United Airlines, Los Angeles International Airport Project) 4.00% 7/15/29 (AMT)	250,000	230,063
California Pollution Control Financing Authority
(Waste Management Project) Series A1 3.375% 7/1/25 (AMT)	300,000	294,552
Long Beach Bond Finance Authority Series A 5.50% 11/15/37	165,000	172,768
M-S-R Energy Authority California Gas Revenue Series C 7.00% 11/1/34	300,000	355,131
Southern California Public Power Authority
(Natural Gas Project) 5.00% 11/1/33	295,000	300,399
Tobacco Securitization Authority of Southern California
(Capital Appreciation - Restructured) Third Subordinate Series D 0.03% 6/1/46 ^	305,000	33,629
		1,856,420
Education Revenue Bonds — 21.77%
California Educational Facilities Authority Revenue Series A 5.00% 12/1/48	250,000	241,163
(Loma Linda University) Series A 5.00% 4/1/47	300,000	308,403
California Municipal Finance Authority
(California Baptist University) Series A 144A 5.00% 11/1/46 #	500,000	500,160
(California Lutheran University) 5.00% 10/1/27	250,000	257,957
(CHF-Davis I - West Village Student Housing Project) 4.00% 5/15/48 (BAM)	300,000	248,988
(The Learning Choice Academy) Series A 4.00% 7/1/31	95,000	90,792
(The Palmdale Aerospace Academy Project) Series A 144A 5.00% 7/1/49 #	300,000	267,936
California School Finance Authority
(Aspire Public School) 144A 5.00% 8/1/41 #	225,000	224,584
(Classical Academies Project) Series A 144A 5.00% 10/1/50 #	250,000	233,720
(Green Dot Public Schools California Projects) Series A 144A 5.00% 8/1/48 #	250,000	237,490
(HTH Learning Project) Series A 144A 5.00% 7/1/49 #	300,000	267,561
(Larchmont Charter School Project) Series A 144A 5.00% 6/1/43 #	250,000	240,937
(Rocketship Public Schools - Obligated Group)
Series G 144A 5.00% 6/1/30 #	310,000	310,360
Series G 144A 5.00% 6/1/37 #	330,000	311,612
		3,741,663
Electric Revenue Bonds — 5.05%
Puerto Rico Electric Power Authority Series TT 5.00% 7/1/37 †	1,165,000	867,925
		867,925
Healthcare Revenue Bonds — 9.77%
California Municipal Finance Authority Series A 5.00% 11/15/32	425,000	471,894

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
California Municipal Finance Authority (Eisenhower Medical Center)
Series B 5.00% 7/1/37	250,000	$250,395
Series B 5.00% 7/1/42	250,000	246,605
California Statewide Communities Development Authority (Loma Linda University Medical Center)
Series A 5.25% 12/1/44	250,000	250,790
Series A 144A 5.25% 12/1/56 #	250,000	231,593
Washington Township Health Care District Series A 3.75% 7/1/31	255,000	228,154
		1,679,431
Housing Revenue Bond — 2.55%
CSCDA Community Improvement Authority Essential Housing Revenue
(Parallel - Anaheim) Series A 144A 4.00% 8/1/56 #	300,000	224,259
Los Angeles Housing Authority
(Union Portfolio Project) Series A 3.25% 6/1/35	250,000	213,655
		437,914
Lease Revenue Bonds — 1.85%
California State Public Works Board
(Riverside Campus Projects) Series H 5.00% 4/1/26	300,000	317,985
		317,985
Local General Obligation Bond — 1.56%
Oro Grande Elementary School District
(San Bernardino County,California) 4.00% 9/15/32	300,000	268,194
		268,194
Pre-Refunded Bonds — 2.98%
California School Finance Authority 144A 5.00% 8/1/41-25 #, §	25,000	26,198
Golden State, California Tobacco Securitization Corporate Settlement Revenue Series A-1 5.00% 6/1/29-27 §	450,000	485,784
		511,982
Special Tax Revenue Bonds — 26.93%
Chino Community Facilities District 5.00% 9/1/47	150,000	150,440
Chino Public Financing Authority Series A 3.50% 9/1/43	250,000	187,117
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	541,627	476,632
Jurupa Community Services District (Eastvale Area)
Series A 4.125% 9/1/42	200,000	174,214
Series A 4.25% 9/1/47	300,000	256,806
Lammersville Joint Unified School District 5.00% 9/1/33	500,000	515,660
Murrieta CA Community Facilities District
(Golden City) Series A 5.00% 9/1/46	300,000	302,919
Ontario CA Community Facilities District No 28 (New Haven Facilities - Area A)
5.00% 9/1/42	130,000	131,689
5.00% 9/1/47	230,000	231,706
Ontario CA Community Facilities District No 31
(Carriage House / Amberly Lane) 5.00% 9/1/47	135,000	135,944
Poway Unified School District
(DEL SUR East) Series C 5.00% 9/1/46	250,000	251,625
Puerto Rico Sales Tax Financing Revenue (Capital Appreciation - Restructured)
Series A-1 0.000% 7/1/51 ^	279,000	45,767
Series A-1 10.156% 7/1/46 ^	720,000	163,217
Roseville
(Fiddyment Ranch Community Facilities) Series A 5.00% 9/1/35	250,000	256,747
Sacramento
(Natomas Central Community Facilities) 5.00% 9/1/41	250,000	254,740
San Bernardino County
(Lyte Creek North) 4.00% 9/1/42	250,000	214,467
South San Francisco 4.00% 9/1/44	100,000	81,921

Schedules of investments

Delaware Ivy California Municipal High Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Tulare Redevelopment Agency Successor Agency Series A 4.00% 8/1/40 (BAM)	250,000	$228,310
Western Riverside Water & Wastewater Financing Authority
(Local Agency Revenue Bonds) Series A 5.00% 9/1/29	250,000	265,220
William S Hart Union High School District 5.00% 9/1/47	300,000	301,917
		4,627,058
State General Obligation Bonds — 2.12%
Commonwealth of Puerto Rico
Series A-1 4.00% 7/1/46	16,000	12,025
Series A-1 4.364% 7/1/33 ^	23,502	12,995
Series C 2.637% 11/1/43 ●	676,070	338,880
		363,900
Transportation Revenue Bonds — 9.74%
California Municipal Finance Authority
(LINXS APM Project)
Series A 4.00% 12/31/47 (AMT)	250,000	203,025
Series A 5.00% 12/31/47 (AMT)	250,000	240,037
Foothill-Eastern Transportation Corridor Agency, California Series B-1 3.95% 1/15/53	300,000	243,348
Los Angeles Department of Airports Series B 5.00% 5/15/46 (AMT)	300,000	300,237
Norman Y Mineta San Jose International Airport SJC Series A 5.00% 3/1/47 (AMT)	200,000	200,012
Puerto Rico Highway & Transportation Authority
Series CC 5.25% 7/1/32 (AGM)	120,000	118,818
Series CC 5.25% 7/1/33 (AGM)	50,000	49,359
San Diego Association of Governments South Bay Expressway Revenue Series A 5.00% 7/1/27	100,000	106,625
San Francisco City & County Airport Comm-San Francisco International Airport Series A 4.00% 5/1/49 (AMT)	250,000	212,205
		1,673,666
Water & Sewer Revenue Bond — 1.33%
California Pollution Control Financing Authority
(San Diego County Water Authority Desalination Project Pipeline) 144A 5.00% 11/21/45 #	250,000	227,940
		227,940
Total Municipal Bonds (cost $18,286,722)		16,574,078

	Number of shares
Short-Term Investments — 2.72%
Money Market Mutual Funds — 0.07%
State Street Institutional US Government Money Market Fund – Premier Class (seven-day effective yield 2.86%)	12,713	12,713
		12,713

	Principal amount°
Variable Rate Demand Notes — 2.65%¤
Los Angeles Department of Water & Power (Power System) Series A-1 2.45% 7/1/50 (SPA - Royal Bank of Canada)	175,000	175,000
Subordinate Series A-7 2.60% 7/1/35 (SPA - Bank of America N.A.)	280,000	280,000
		455,000
Total Short-Term Investments (cost $467,713)		467,713
Total Value of Securities—99.17% (cost $18,754,435)		$17,041,791

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $3,304,350, which represents 19.23% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

†	Non-income producing security. Security is currently in default.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 12 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of September 30, 2022.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Corporate Bond Fund

September 30, 2022

	Principal amount°	Value (US $)
Convertible Bond — 0.13%
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	626,000	$536,169
Total Convertible Bond (cost $556,199)		536,169

Corporate Bonds — 94.77%
Banking — 24.97%
Bank of America
1.898% 7/23/31 μ	3,425,000	2,556,129
2.299% 7/21/32 μ	4,775,000	3,574,653
2.482% 9/21/36 μ	1,255,000	908,362
2.496% 2/13/31 μ	3,000,000	2,370,556
2.592% 4/29/31 μ	5,325,000	4,228,395
4.20% 8/26/24	6,000,000	5,906,822
6.125% 4/27/27 *, μ, Ψ	2,140,000	2,027,650
Bank of New York Mellon
4.596% 7/26/30 μ	1,415,000	1,342,661
4.70% 9/20/25 μ, Ψ	1,935,000	1,857,600
Barclays
5.501% 8/9/28 μ	368,000	345,360
8.00% 3/15/29 μ, Ψ	1,575,000	1,382,377
Citigroup
2.572% 6/3/31 μ	5,725,000	4,511,085
3.50% 5/15/23	1,390,000	1,380,595
3.52% 10/27/28 μ	3,250,000	2,905,280
4.412% 3/31/31 μ	3,690,000	3,315,799
5.61% 9/29/26 μ	850,000	845,901
Credit Suisse Group 144A 6.442% 8/11/28 #, μ	1,700,000	1,583,081
Fifth Third Bancorp 4.337% 4/25/33 μ	1,210,000	1,074,306
Goldman Sachs Group
2.383% 7/21/32 μ	2,325,000	1,755,712
3.50% 11/16/26	1,000,000	925,294
3.80% 3/15/30	7,550,000	6,556,867
4.25% 10/21/25	2,500,000	2,415,646
Huntington National Bank 4.552% 5/17/28 μ	895,000	862,569
JPMorgan Chase & Co.
1.764% 11/19/31 μ	1,660,000	1,215,011
2.522% 4/22/31 μ	4,165,000	3,297,837
3.22% 3/1/25 μ	5,000,000	4,841,545
3.875% 9/10/24	1,964,000	1,922,399
KeyCorp 4.789% 6/1/33 μ	1,130,000	1,037,702
Morgan Stanley
1.794% 2/13/32 μ	4,475,000	3,275,916
3.875% 1/27/26	4,150,000	3,961,098
4.875% 11/1/22	6,167,000	6,168,454
PNC Financial Services Group 6.00% 5/15/27 *, μ, Ψ	910,000	846,300
PNC Financial Services Group 6.20% 9/15/27 μ, Ψ	1,090,000	1,032,775
State Street 4.164% 8/4/33 μ	2,325,000	2,101,251
SVB Financial Group
4.00% 5/15/26 μ, Ψ	1,670,000	1,269,978
4.57% 4/29/33 *, μ	1,810,000	1,588,998
Toronto-Dominion Bank 4.108% 6/8/27 *	1,955,000	1,845,739
Truist Financial
4.916% 7/28/33 μ	2,195,000	1,986,703
4.95% 9/1/25 μ, Ψ	1,955,000	1,883,232
UBS Group 144A 4.703% 8/5/27 #, μ	1,120,000	1,062,915
US Bancorp
2.491% 11/3/36 μ	2,550,000	1,920,570
4.548% 7/22/28 μ	1,155,000	1,114,047
Wells Fargo & Co.
2.879% 10/30/30 μ	4,808,000	3,956,642
4.808% 7/25/28 μ	2,745,000	2,620,812
		103,582,624
Basic Industry — 0.97%
Celanese US Holdings
6.05% 3/15/25	725,000	708,905
6.165% 7/15/27	550,000	521,222
Graphic Packaging International 144A 0.821% 4/15/24 #	3,020,000	2,806,688
		4,036,815
Brokerage — 2.22%
Blackstone Holdings Finance
144A 1.60% 3/30/31 #	1,250,000	918,674
144A 2.00% 1/30/32 #	4,240,000	3,145,501
Intercontinental Exchange 2.10% 6/15/30	1,795,000	1,431,742
Jefferies Group 2.625% 10/15/31	1,530,000	1,112,273
KKR Group Finance VIII 144A 3.50% 8/25/50 #	3,750,000	2,583,750
		9,191,940
Capital Goods — 3.86%
Ashtead Capital 144A 2.45% 8/12/31 #	625,000	460,287
Boeing 3.75% 2/1/50	3,105,000	2,029,906
Eaton 4.15% 3/15/33	1,585,000	1,434,324
Masco 1.50% 2/15/28	2,775,000	2,242,367
Parker-Hannifin 4.25% 9/15/27	295,000	281,445
Republic Services
2.30% 3/1/30	4,114,000	3,383,366
2.375% 3/15/33 *	2,350,000	1,805,392
Waste Connections 3.50% 5/1/29	3,300,000	2,963,224

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Waste Connections 4.20% 1/15/33	1,540,000	$1,396,207
		15,996,518
Communications — 9.35%
AMC Networks 4.25% 2/15/29 *	870,000	645,249
AT&T
3.50% 6/1/41	3,000,000	2,167,109
3.50% 9/15/53	1,905,000	1,272,481
3.55% 9/15/55	1,000,000	658,949
3.65% 6/1/51	5,400,000	3,662,830
CCO Holdings 144A 4.75% 2/1/32 #, *	1,200,000	936,510
Charter Communications Operating
3.85% 4/1/61	4,215,000	2,471,571
3.90% 6/1/52	1,385,000	860,759
4.50% 2/1/24	3,942,000	3,899,127
Comcast
2.887% 11/1/51	2,410,000	1,513,219
3.25% 11/1/39	3,125,000	2,302,812
3.90% 3/1/38	1,000,000	817,632
Crown Castle 1.05% 7/15/26	3,000,000	2,537,701
Directv Financing 144A 5.875% 8/15/27 #	1,050,000	907,594
Discovery Communications 4.00% 9/15/55	1,895,000	1,121,431
Paramount Global 4.75% 5/15/25	1,332,000	1,311,099
T-Mobile USA
3.30% 2/15/51	575,000	375,666
3.50% 4/15/25 *	2,350,000	2,248,182
4.375% 4/15/40	925,000	755,539
Verizon Communications
2.875% 11/20/50	1,690,000	1,038,015
4.329% 9/21/28	2,500,000	2,354,098
4.50% 8/10/33	3,175,000	2,866,298
VZ Secured Financing 144A 5.00% 1/15/32 #	800,000	599,153
Warnermedia Holdings 144A 5.141% 3/15/52 #	2,000,000	1,457,456
		38,780,480
Consumer Cyclical — 7.80%
ADT Security 144A 4.875% 7/15/32 #	998,000	806,821
Amazon.com
2.50% 6/3/50	3,190,000	2,001,476
3.875% 8/22/37	7,500,000	6,532,177
Aptiv 3.10% 12/1/51	2,306,000	1,295,911
DR Horton 2.60% 10/15/25	3,620,000	3,327,363
General Motors Financial 1.25% 1/8/26	1,375,000	1,183,209
General Motors Financial 2.40% 10/15/28	1,580,000	1,250,156
Home Depot 4.20% 4/1/43	4,700,000	3,954,287
Levi Strauss & Co. 144A 3.50% 3/1/31 #, *	170,000	132,836
Lowe’s 4.40% 9/8/25	2,755,000	2,714,974
NVR 3.00% 5/15/30	5,313,000	4,345,436
Target 4.50% 9/15/32	2,910,000	2,776,987
VICI Properties 4.95% 2/15/30 *	2,225,000	2,015,483
		32,337,116
Consumer Non-Cyclical — 6.21%
Amgen 2.80% 8/15/41	2,250,000	1,541,291
Boston Scientific 1.90% 6/1/25	1,000,000	920,212
Clorox 3.90% 5/15/28	5,512,000	5,190,030
CVS Health 2.70% 8/21/40	1,594,000	1,050,062
JBS USA LUX 144A 3.00% 2/2/29 #	1,778,000	1,456,993
McCormick & Co. 0.90% 2/15/26	5,095,000	4,423,633
Merck & Co.
2.35% 6/24/40	2,675,000	1,803,324
2.75% 12/10/51	2,000,000	1,308,754
Royalty Pharma
1.20% 9/2/25	3,750,000	3,318,626
3.30% 9/2/40	425,000	286,062
3.35% 9/2/51	1,057,000	639,658
3.55% 9/2/50	447,000	279,669
Tenet Healthcare 144A 4.25% 6/1/29 #	690,000	572,317
Universal Health Services 144A 1.65% 9/1/26 #	2,965,000	2,488,247
US Foods 144A 4.75% 2/15/29 #	550,000	471,955
		25,750,833
Electric — 5.14%
Appalachian Power 4.50% 8/1/32	925,000	833,675
Baltimore Gas and Electric 4.25% 9/15/48	1,500,000	1,253,039
Black Hills 1.037% 8/23/24	1,850,000	1,710,123
Commonwealth Edison 3.65% 6/15/46	2,500,000	1,882,726
Duke Energy Carolinas 3.95% 11/15/28	429,000	402,385
Entergy 3.75% 6/15/50	4,280,000	3,041,411
Fells Point Funding Trust 144A 3.046% 1/31/27 #	1,370,000	1,222,354
ITC Holdings 144A 4.95% 9/22/27 #	785,000	767,102
MidAmerican Energy 3.95% 8/1/47	1,000,000	795,444

Schedules of investments

Delaware Ivy Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
National Rural Utilities Cooperative Finance 4.15% 12/15/32	2,025,000	$1,856,455
Oglethorpe Power 144A 4.50% 4/1/47 #	1,530,000	1,199,471
Pacific Gas and Electric 3.00% 6/15/28	2,075,000	1,713,063
Southern California Edison
3.45% 2/1/52	915,000	617,663
4.125% 3/1/48	1,725,000	1,286,747
Vistra Operations 144A 5.125% 5/13/25 #	2,145,000	2,079,535
WEC Energy Group 5.15% 10/1/27 *	665,000	659,775
		21,320,968
Energy — 3.92%
BP Capital Markets America 2.939% 6/4/51	3,465,000	2,207,758
Colorado Interstate Gas 144A 4.15% 8/15/26 #	6,000,000	5,680,654
Diamondback Energy 4.25% 3/15/52	1,725,000	1,263,622
Energy Transfer
4.90% 3/15/35	750,000	631,596
5.30% 4/15/47	1,450,000	1,160,668
Kinder Morgan 5.45% 8/1/52	1,605,000	1,394,330
NuStar Logistics 5.625% 4/28/27	170,000	148,464
Targa Resources Partners 5.00% 1/15/28	960,000	890,069
Williams Cos. 4.85% 3/1/48	3,500,000	2,906,206
		16,283,367
Finance Companies — 1.72%
AerCap Ireland Capital DAC
1.75% 1/30/26	975,000	834,834
3.00% 10/29/28	3,260,000	2,617,305
Air Lease
2.875% 1/15/32 *	2,125,000	1,604,648
4.125% 12/15/26 μ, Ψ	1,454,000	1,001,395
Aviation Capital Group 144A 3.50% 11/1/27 #	355,000	295,319
Avolon Holdings Funding 144A 3.25% 2/15/27 #	960,000	805,173
		7,158,674
Industrials — 0.37%
University of Southern California 3.028% 10/1/39	2,000,000	1,544,964
		1,544,964
Insurance — 4.52%
Aon
2.80% 5/15/30	4,950,000	4,111,440
5.00% 9/12/32	1,065,000	1,021,743
Athene Global Funding 144A 1.985% 8/19/28 #	2,750,000	2,171,118
Berkshire Hathaway Finance 3.85% 3/15/52	2,330,000	1,788,723
Brighthouse Financial 3.85% 12/22/51	718,000	436,153
First American Financial 2.40% 8/15/31	2,400,000	1,717,615
Principal Life Global Funding II 144A 3.00% 4/18/26 #	4,000,000	3,691,180
UnitedHealth Group 3.05% 5/15/41	5,240,000	3,818,866
		18,756,838
Natural Gas — 1.65%
Atmos Energy 5.75% 10/15/52	1,480,000	1,480,428
Sempra Energy 4.875% 10/15/25 μ, Ψ	1,315,000	1,226,236
Southern California Gas 4.30% 1/15/49	3,830,000	3,099,288
Southern Co. Gas Capital 5.15% 9/15/32	1,085,000	1,038,623
		6,844,575
Real Estate Investment Trusts — 2.18%
American Homes 4 Rent 3.625% 4/15/32	945,000	780,444
American Tower Trust #1 144A 3.07% 3/15/48 #	3,000,000	2,979,180
Digital Realty Trust 5.55% 1/15/28	1,520,000	1,509,242
Extra Space Storage
2.35% 3/15/32	785,000	579,666
2.55% 6/1/31	4,140,000	3,189,428
		9,037,960
Technology — 16.30%
Adobe 2.30% 2/1/30	5,890,000	4,901,982
Alphabet 2.05% 8/15/50	2,646,000	1,562,717
Apple
2.65% 5/11/50	825,000	545,691
2.65% 2/8/51	825,000	544,164
2.70% 8/5/51	575,000	380,737
Autodesk
2.40% 12/15/31 *	530,000	413,135
2.85% 1/15/30	4,616,000	3,879,099
Broadcom 144A 3.469% 4/15/34 #	2,195,000	1,650,817

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
CDW 3.276% 12/1/28	4,095,000	$3,425,038
CoStar Group 144A 2.80% 7/15/30 #	2,817,000	2,227,674
Entegris Escrow
144A 4.75% 4/15/29 #	1,795,000	1,585,119
144A 5.95% 6/15/30 #	730,000	667,906
Equinix 2.625% 11/18/24	5,715,000	5,413,805
Fidelity National Information Services 1.65% 3/1/28 *	2,775,000	2,282,034
Fiserv 3.85% 6/1/25	5,500,000	5,286,574
Global Payments 2.65% 2/15/25	4,195,000	3,925,020
KLA 4.95% 7/15/52	1,915,000	1,744,310
Microchip Technology 0.983% 9/1/24	4,476,000	4,123,724
Microsoft 2.921% 3/17/52	3,500,000	2,476,383
NXP 3.875% 6/18/26	2,200,000	2,055,922
PayPal Holdings
2.30% 6/1/30 *	890,000	724,956
3.25% 6/1/50	1,463,000	992,472
4.40% 6/1/32	430,000	401,181
Sensata Technologies 144A 3.75% 2/15/31 #	805,000	635,805
ServiceNow 1.40% 9/1/30	3,977,000	2,933,934
Texas Instruments 3.875% 3/15/39	3,933,000	3,403,921
Thomson Reuters 3.35% 5/15/26	2,450,000	2,298,353
Visa 2.70% 4/15/40	5,065,000	3,674,460
VMware 4.50% 5/15/25	2,850,000	2,786,744
Workday
3.50% 4/1/27 *	295,000	273,304
3.70% 4/1/29	455,000	408,621
		67,625,602
Transportation — 2.66%
Air Canada 2015-2 Class AA Pass Through Trust 144A 3.75% 6/15/29 #, ◆	2,842,688	2,544,193
Burlington Northern Santa Fe
2.875% 6/15/52	1,445,000	947,545
4.55% 9/1/44	2,000,000	1,749,856
Delta Air Lines 2020-1 Class AA Pass Through Trust 2.00% 12/10/29 ◆	1,738,814	1,477,052
Penske Truck Leasing 144A 4.40% 7/1/27 #	1,200,000	1,127,393
United Airlines 2016-1 Class AA Pass Through Trust 3.10% 1/7/30 ◆	3,745,626	3,174,711
		11,020,750
Utilities — 0.93%
American Water Capital
4.15% 6/1/49	3,800,000	3,052,163
4.45% 6/1/32	855,000	794,811
		3,846,974
Total Corporate Bonds (cost $473,273,998)		393,116,998

Municipal Bonds — 1.26%
Commonwealth of Puerto Rico
Series A-1 2.986% 7/1/24 ^	19,099	17,563
Series A-1 4.00% 7/1/33	57,400	50,605
Series A-1 4.00% 7/1/35	41,688	35,739
Series A-1 4.00% 7/1/37	44,282	36,452
Series A-1 4.364% 7/1/33 ^	73,868	40,843
Series A-1 5.625% 7/1/29	48,273	49,456
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	1,885,739	1,659,451
New York City Industrial Development Agency 144A 11.00% 3/1/29 #	2,837,000	3,334,525
Total Municipal Bonds (cost $4,889,943)		5,224,634

Non-Agency Asset-Backed Securities — 1.28%
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #	1,450,000	1,438,150
Ford Credit Floorplan Master Owner Trust Series 2019-2 A 3.06% 4/15/26	1,350,000	1,311,953
Toyota Auto Loan Extended Note Trust Series 2022-1A A 144A 3.82% 4/25/35 #	1,450,000	1,389,890
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	1,200,000	1,177,002
Total Non-Agency Asset-Backed Securities (cost $5,443,152)		5,316,995

Sovereign Bonds — 0.42%Δ
Colombia — 0.18%
Colombia Government International Bonds 3.25% 4/22/32	1,075,000	729,243
		729,243

Schedules of investments

Delaware Ivy Corporate Bond Fund

	Principal amount°	Value (US $)
Sovereign Bonds Δ (continued)
Mexico — 0.24%
Mexico Government International Bond 3.75% 4/19/71 *	1,750,000	$1,019,454
		1,019,454
Total Sovereign Bonds (cost $2,793,185)		1,748,697

US Treasury Obligations — 0.93%
US Treasury Bonds 3.00% 8/15/52	1,005,000	867,598
US Treasury Notes 2.75% 8/15/32 *	3,270,000	2,990,517
Total US Treasury Obligations (cost $3,964,990)		3,858,115

	Number of shares
Short-Term Investments — 0.34%
Money Market Mutual Funds — 0.34%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	349,685	349,685
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	349,685	349,685
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	349,686	349,686
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	349,685	349,685
Total Short-Term Investments (cost $1,398,741)		1,398,741
Total Value of Securities Before Securities Lending Collateral—99.13% (cost $492,320,208)		411,200,349

Securities Lending Collateral** — 0.42%
Money Market Mutual Fund — 0.42% Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	1,749,532	1,749,532
Total Securities Lending Collateral (cost $1,749,532)		1,749,532
Total Value of Securities—99.55% (cost $494,069,740)		$412,949,881■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2022. Rate will reset at a future date.
*	Fully or partially on loan.
Ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $59,883,336, which represents 14.44% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
∆	Securities have been classified by country of risk.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $20,187,804 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $19,082,467.

Summary of abbreviations:

DAC – Designated Activity Company

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Crossover Credit Fund

September 30, 2022

	Principal amount°	Value (US $)
Convertible Bond — 0.16%
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	32,000	$27,408
Total Convertible Bond (cost $28,451)		27,408

Corporate Bonds — 93.65%
Banking — 14.56%
Bank of America
1.898% 7/23/31 μ	500,000	373,157
2.482% 9/21/36 μ	40,000	28,952
4.948% 7/22/28 μ	50,000	48,094
6.125% 4/27/27 *, μ, Ψ	15,000	14,212
Citigroup 5.61% 9/29/26 μ	125,000	124,397
Fifth Third Bancorp 4.337% 4/25/33 μ	35,000	31,075
Goldman Sachs Group 2.383% 7/21/32 μ	1,000,000	755,145
JPMorgan Chase & Co. 2.522% 4/22/31 μ	500,000	395,899
KeyCorp 4.789% 6/1/33 μ	60,000	55,099
PNC Financial Services Group 6.20% 9/15/27 μ, Ψ	60,000	56,850
State Street 4.164% 8/4/33 μ	95,000	85,858
SVB Financial Group
4.00% 5/15/26 μ, Ψ	55,000	41,826
4.57% 4/29/33 *, μ	50,000	43,895
Toronto-Dominion Bank 4.108% 6/8/27 *	35,000	33,044
Truist Financial
4.916% 7/28/33 μ	48,000	43,445
4.95% 9/1/25 μ, Ψ	45,000	43,348
US Bancorp 2.491% 11/3/36 μ	150,000	112,975
Wells Fargo & Co.
4.54% 8/15/26 μ	195,000	188,753
4.808% 7/25/28 *, μ	45,000	42,964
		2,518,988
Basic Industry — 0.33%
Celanese US Holdings
6.05% 3/15/25	35,000	34,223
6.165% 7/15/27	25,000	23,692
		57,915
Brokerage — 3.15%
Jefferies Group 2.625% 10/15/31	750,000	545,232
		545,232
Capital Goods — 1.18%
Boeing 3.75% 2/1/50	100,000	65,375
Eaton 4.15% 3/15/33	45,000	40,722
Parker-Hannifin 4.25% 9/15/27	15,000	14,311
Republic Services 2.375% 3/15/33 *	110,000	84,508
		204,916
Communications — 13.35%
AMC Networks 4.25% 2/15/29 *	30,000	22,250
AT&T
3.50% 6/1/41	500,000	361,185
3.50% 9/15/53	40,000	26,719
3.65% 6/1/51	500,000	339,151
CCO Holdings 144A 4.75% 2/1/32 #, *	40,000	31,217
Charter Communications Operating
3.85% 4/1/61	140,000	82,092
3.90% 6/1/52	750,000	466,115
Crown Castle 1.05% 7/15/26	500,000	422,950
Directv Financing 144A 5.875% 8/15/27 #	55,000	47,541
T-Mobile USA 2.875% 2/15/31 *	105,000	84,756
Verizon Communications
2.65% 11/20/40	500,000	327,049
2.875% 11/20/50	90,000	55,279
Warnermedia Holdings 144A 5.141% 3/15/52 #	60,000	43,724
		2,310,028
Consumer Cyclical — 9.24%
ADT Security 144A 4.875% 7/15/32 #	49,000	39,613
Amazon.com 2.50% 6/3/50	105,000	65,879
Aptiv 3.10% 12/1/51	112,000	62,941
General Motors Financial 1.25% 1/8/26	500,000	430,258
Levi Strauss & Co. 144A 3.50% 3/1/31 #, *	5,000	3,907
Lowe’s 4.40% 9/8/25	60,000	59,128
NVR 3.00% 5/15/30	1,000,000	817,888
Target 4.50% 9/15/32	45,000	42,943
VICI Properties 4.95% 2/15/30 *	85,000	76,996
		1,599,553
Consumer Non-Cyclical — 5.94%
CVS Health
2.70% 8/21/40	5,000	3,294
4.78% 3/25/38	40,000	35,146
JBS USA LUX 144A 3.00% 2/2/29 #	34,000	27,862
Royalty Pharma
3.30% 9/2/40	700,000	471,160
3.35% 9/2/51	55,000	33,284

Schedules of investments

Delaware Ivy Crossover Credit Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Tenet Healthcare 144A 4.25% 6/1/29 #	25,000	$20,736
Universal Health Services 144A 1.65% 9/1/26 #	500,000	419,603
US Foods 144A 4.75% 2/15/29 #	20,000	17,162
		1,028,247
Electric — 2.80%
Appalachian Power 4.50% 8/1/32	45,000	40,557
Duke Energy Carolinas 3.95% 11/15/28	25,000	23,449
Fells Point Funding Trust 144A 3.046% 1/31/27 #	100,000	89,223
ITC Holdings 144A 4.95% 9/22/27 #	35,000	34,202
National Rural Utilities Cooperative Finance 4.15% 12/15/32	95,000	87,093
Oglethorpe Power 144A 4.50% 4/1/47 #	40,000	31,359
Southern California Edison 3.45% 2/1/52	55,000	37,128
Vistra Operations 144A 5.125% 5/13/25 #	115,000	111,490
WEC Energy Group 5.15% 10/1/27 *	30,000	29,764
		484,265
Energy — 4.96%
Diamondback Energy 4.25% 3/15/52	60,000	43,952
Energy Transfer
5.30% 4/15/47	250,000	200,115
6.25% 4/15/49	45,000	40,054
EQT 6.125% 2/1/25 ●	65,000	65,178
Kinder Morgan 5.45% 8/1/52	60,000	52,125
Targa Resources Partners 5.00% 1/15/28	45,000	41,722
Williams Cos. 4.85% 3/1/48	500,000	415,172
		858,318
Finance Companies — 4.11%
AerCap Ireland Capital DAC 3.00% 10/29/28	240,000	192,685
Air Lease
2.875% 1/15/32 *	70,000	52,859
4.125% 12/15/26 μ, Ψ	67,000	46,144
Avolon Holdings Funding 144A 3.25% 2/15/27 #	500,000	419,361
		711,049
Insurance — 6.53%
Aon
2.80% 5/15/30	500,000	415,297
Aon
5.00% 9/12/32	50,000	47,969
Athene Global Funding 144A 1.985% 8/19/28 #	20,000	15,790
Brighthouse Financial 3.85% 12/22/51	40,000	24,298
Centene 2.45% 7/15/28	110,000	89,745
First American Financial 2.40% 8/15/31	750,000	536,755
		1,129,854
Natural Gas — 0.87%
Atmos Energy 5.75% 10/15/52	60,000	60,017
Sempra Energy 4.875% 10/15/25 μ, Ψ	45,000	41,963
Southern Co. Gas Capital 5.15% 9/15/32	50,000	47,863
		149,843
Real Estate Investment Trusts — 4.02%
American Homes 4 Rent 3.625% 4/15/32	50,000	41,293
Digital Realty Trust 5.55% 1/15/28	40,000	39,717
Extra Space Storage
2.35% 3/15/32	75,000	55,382
2.55% 6/1/31	725,000	558,535
		694,927
Technology — 22.17%
Alphabet 2.05% 8/15/50	90,000	53,154
Autodesk 2.85% 1/15/30	750,000	630,269
Broadcom 144A 3.419% 4/15/33 #	500,000	382,547
CDW 3.276% 12/1/28	60,000	50,184
CoStar Group 144A 2.80% 7/15/30 #	1,000,000	790,797
Entegris Escrow
144A 4.75% 4/15/29 #	95,000	83,892
144A 5.95% 6/15/30 #	35,000	32,023
KLA 4.95% 7/15/52	60,000	54,652
Microchip Technology 0.983% 9/1/24	750,000	690,972
Sensata Technologies 144A 3.75% 2/15/31 #	30,000	23,694
ServiceNow 1.40% 9/1/30	750,000	553,294
Thomson Reuters 3.35% 5/15/26	500,000	469,052
Workday 3.70% 4/1/29 *	25,000	22,452
		3,836,982
Transportation — 0.44%
Burlington Northern Santa Fe 2.875% 6/15/52	65,000	42,623

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
Penske Truck Leasing 144A 4.40% 7/1/27 #	35,000	$32,882
		75,505
Total Corporate Bonds (cost $20,295,112)		16,205,622

Municipal Bonds — 0.65%
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.986% 7/1/24 ^	1,232	1,133
Series A-1 4.00% 7/1/33	3,703	3,265
Series A-1 4.00% 7/1/35	2,689	2,305
Series A-1 4.00% 7/1/37	2,856	2,351
Series A-1 4.364% 7/1/33 ^	4,765	2,635
Series A-1 5.625% 7/1/29	3,114	3,190
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	110,385	97,139
Total Municipal Bonds (cost $121,775)		112,018

Non-Agency Asset-Backed Securities — 0.79%
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #	70,000	69,428
Ford Credit Floorplan Master Owner Trust Series 2019-2 A 3.06% 4/15/26	70,000	68,027
Total Non-Agency Asset-Backed Securities (cost $139,680)		137,455

US Treasury Obligation — 0.12%
US Treasury Bonds 3.00% 8/15/52	25,000	21,582
Total US Treasury Obligation (cost $22,173)		21,582

	Number of shares
Short-Term Investments — 4.74%
Money Market Mutual Funds — 4.74%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	204,956	204,956
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	204,956	204,956
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	204,956	204,956
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	204,955	204,955
Total Short-Term Investments (cost $819,823)		819,823
Total Value of Securities Before Securities Lending Collateral—100.11% (cost $21,427,014)		17,323,908

Securities Lending Collateral** — 0.61%
Money Market Mutual Fund — 0.61%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	105,650	105,650
Total Securities Lending Collateral (cost $105,650)		105,650
Total Value of Securities—100.72% (cost $21,532,664)		$17,429,558■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2022. Rate will reset at a future date.
*	Fully or partially on loan.
Ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $2,768,053, which represents 16.00% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

Schedules of investments

Delaware Ivy Crossover Credit Fund

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $542,102 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $451,164.

Summary of abbreviations:

DAC – Designated Activity Company

USD – US Dollar

Summary of abbreviations:

DAC – Designated Activity Company

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Emerging Markets Local Currency Debt Fund

September 30, 2022

		Principal amount°	Value (US $)
Sovereign Bonds — 88.37%∆
Brazil — 11.31%
Brazil Letras do Tesouro Nacional
7.194% 7/1/24 ^	BRL	1,258,000	$191,320
7.221% 1/1/24 ^	BRL	7,300,000	1,165,123
Brazil Notas do Tesouro Nacional
Series F 10.00% 1/1/27	BRL	6,045,000	1,058,329
Series F 10.00% 1/1/31	BRL	672,000	112,502
			2,527,274
Chile — 2.14%
Bonos de la Tesoreria de la Republica en pesos
144A 2.30% 10/1/28 #	CLP	100,000,000	76,323
144A 2.80% 10/1/33 #	CLP	115,000,000	82,885
4.50% 3/1/26	CLP	90,000,000	84,745
144A 4.70% 9/1/30 #	CLP	40,000,000	35,809
144A 5.00% 10/1/28 #	CLP	80,000,000	73,390
5.00% 3/1/35	CLP	70,000,000	61,050
6.00% 1/1/43	CLP	70,000,000	65,188
			479,390
Colombia — 4.76%
Colombian TES
5.75% 11/3/27	COP	1,420,600,000	232,905
6.00% 4/28/28	COP	1,141,600,000	184,955
6.25% 7/9/36	COP	320,300,000	40,678
7.00% 3/26/31	COP	778,500,000	120,183
7.00% 6/30/32	COP	1,042,100,000	155,482
7.25% 10/18/34	COP	885,100,000	128,813
7.25% 10/26/50	COP	421,700,000	53,049
7.75% 9/18/30	COP	896,000,000	147,566
			1,063,631
Czech Republic — 6.99%
Czech Republic Government Bonds
0.25% 2/10/27	CZK	1,580,000	50,489
0.95% 5/15/30	CZK	8,230,000	240,005
1.25% 2/14/25	CZK	3,010,000	107,759
1.50% 4/24/40	CZK	1,700,000	38,673
1.75% 6/23/32	CZK	12,900,000	378,571
2.00% 10/13/33	CZK	4,250,000	124,137
2.40% 9/17/25	CZK	4,400,000	160,415
2.50% 8/25/28	CZK	4,860,000	166,297
2.75% 7/23/29	CZK	4,470,000	152,235
5.008% 12/12/24 ^	CZK	4,060,000	143,413
			1,561,994
Dominican Republic — 0.65%
Dominican Republic International Bond 9.75% 6/5/26	DOP	8,000,000	144,741
			144,741
Hungary — 3.24%
Hungary Government Bonds
1.00% 11/26/25	HUF	50,000,000	84,525
1.50% 4/22/26	HUF	65,000,000	108,885
1.50% 8/26/26	HUF	29,820,000	48,825
2.50% 10/24/24	HUF	58,900,000	112,123
2.75% 12/22/26	HUF	55,000,000	93,478
3.00% 10/27/38	HUF	8,510,000	9,411
4.00% 4/28/51	HUF	95,680,000	104,521
6.00% 11/24/23	HUF	42,520,000	91,101
6.75% 10/22/28	HUF	36,100,000	71,399
			724,268
Indonesia — 15.39%
Indonesia Treasury Bonds
6.125% 5/15/28	IDR	23,841,000,000	1,493,337
6.625% 5/15/33	IDR	4,980,000,000	306,809
7.125% 6/15/42	IDR	2,270,000,000	145,414
7.50% 8/15/32	IDR	1,105,000,000	72,954
7.50% 6/15/35	IDR	5,300,000,000	348,740
7.75% 4/15/31	IDR	979,000,000	66,852
8.25% 5/15/29	IDR	2,683,000,000	184,960
8.375% 9/15/26	IDR	570,000,000	39,334
8.75% 5/15/31	IDR	5,042,000,000	357,197
8.75% 2/15/44	IDR	1,353,000,000	100,654
9.00% 3/15/29	IDR	2,800,000,000	199,800
9.50% 7/15/31	IDR	290,000,000	21,586
9.50% 5/15/41	IDR	1,307,000,000	100,752
			3,438,389
Malaysia — 9.16%
Malaysia Government Bonds
2.632% 4/15/31	MYR	675,000	126,198
3.733% 6/15/28	MYR	1,820,000	380,758
3.757% 4/20/23	MYR	3,338,000	723,042
3.757% 5/22/40	MYR	3,149,000	588,125
3.828% 7/5/34	MYR	200,000	39,689
4.232% 6/30/31	MYR	650,000	137,245
4.392% 4/15/26	MYR	236,000	51,570
			2,046,627
Mexico — 6.48%
Mexican Bonos 5.50% 3/4/27	MXN	9,600,000	404,004

Schedules of investments

Delaware Ivy Emerging Markets Local Currency Debt Fund

		Principal amount°	Value (US $)
Sovereign Bonds∆ (continued)
Mexico (continued)
Mexican Bonos
6.75% 3/9/23	MXN	5,052,200	$247,089
7.75% 5/29/31	MXN	2,740,000	120,849
7.75% 11/23/34	MXN	4,510,000	193,285
7.75% 11/13/42	MXN	1,500,000	61,840
8.00% 11/7/47	MXN	600,000	25,145
8.50% 11/18/38	MXN	5,128,100	229,889
10.00% 11/20/36	MXN	3,270,000	166,575
			1,448,676
Peru — 4.27%
Peru Government Bonds
5.35% 8/12/40	PEN	190,000	32,667
5.40% 8/12/34 *	PEN	496,000	93,005
5.94% 2/12/29 *	PEN	782,000	171,942
6.15% 8/12/32	PEN	1,128,000	233,931
Peruvian Government International Bonds
6.35% 8/12/28	PEN	1,000,000	228,484
6.90% 8/12/37	PEN	300,000	62,663
6.95% 8/12/31	PEN	586,000	131,033
			953,725
Poland — 0.20%
Republic of Poland Government Bond 2.50% 7/25/27	PLN	272,000	44,381
			44,381
Romania — 4.58%
Romania Government Bonds
3.25% 4/29/24	RON	580,000	106,850
3.25% 6/24/26	RON	180,000	29,843
3.70% 11/25/24	RON	185,000	33,472
4.00% 10/25/23 *	RON	700,000	133,522
4.15% 1/26/28	RON	500,000	80,737
4.15% 10/24/30	RON	205,000	30,439
4.40% 9/25/23	RON	1,400,000	269,005
4.85% 4/22/26	RON	900,000	158,689
5.00% 2/12/29	RON	505,000	82,719
5.80% 7/26/27	RON	560,000	98,937
			1,024,213
South Africa — 9.95%
Republic of South Africa Government Bonds
6.50% 2/28/41	ZAR	1,840,021	61,529
7.00% 2/28/31	ZAR	8,697,600	371,858
8.25% 3/31/32	ZAR	6,500,000	295,642
8.50% 1/31/37	ZAR	4,897,009	209,016
8.75% 1/31/44	ZAR	4,580,705	192,023
Republic of South Africa Government Bonds
8.75% 2/28/48	ZAR	9,704,755	405,401
8.875% 2/28/35	ZAR	5,713,558	258,278
9.00% 1/31/40	ZAR	4,310,342	187,905
10.50% 12/21/26	ZAR	4,244,000	242,805
			2,224,457
Thailand — 7.58%
Thailand Government Bonds
1.60% 12/17/29	THB	5,655,000	135,953
1.60% 6/17/35	THB	839,000	17,739
2.00% 12/17/31	THB	8,812,000	214,052
2.875% 12/17/28	THB	32,821,000	868,839
2.875% 6/17/46	THB	5,000,000	108,075
3.30% 6/17/38	THB	10,220,000	252,571
3.40% 6/17/36	THB	2,440,000	62,138
3.775% 6/25/32	THB	1,286,000	35,834
			1,695,201
Turkey — 0.97%
Turkey Government Bonds
9.00% 7/24/24	TRY	900,000	46,824
10.40% 3/20/24	TRY	450,000	23,923
10.60% 2/11/26	TRY	856,637	44,661
12.40% 3/8/28	TRY	130,848	7,745
12.60% 10/1/25	TRY	1,700,000	93,640
			216,793
Ukraine — 0.44%
Ukraine Government International Bond 11.67% 11/22/23	UAH	5,394,000	98,170
			98,170
Uruguay — 0.26%
Uruguay Government International Bonds
8.25% 5/21/31	UYU	1,109,152	22,241
8.50% 3/15/28	UYU	1,637,000	34,911
			57,152
Total Sovereign Bonds (cost $24,726,727)			19,749,082
Supranational Banks — 4.36%
European Investment Bank
8.50% 8/24/23	EGP	7,000,000	349,887
13.943% 10/18/32 ^	ZAR	10,260,000	213,476

		Principal amount°	Value (US $)
Supranational Banks (continued)
International Finance 7.00% 7/20/27	MXN	9,270,000	$410,763
Total Supranational Banks (cost $1,066,973)			974,126

		Number of shares
Short-Term Investments — 3.66%
Money Market Mutual Funds — 3.66%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)		204,785	204,785
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)		204,784	204,784
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)		204,785	204,785
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)		204,784	204,784
Total Short-Term Investments (cost $819,138)			819,138
Total Value of Securities Before Securities Lending Collateral—96.39% (cost $26,612,838)			21,542,346

Securities Lending Collateral** — 2.02%
Money Market Mutual Fund — 2.02%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)		450,886	450,886
Total Securities Lending Collateral (cost $450,886)			450,886
Total Value of Securities—98.41% (cost $27,063,724)			$21,993,232■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of risk.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $268,407, which represents 1.20% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $393,866 of securities loaned.

Schedules of investments

Delaware Ivy Emerging Markets Local Currency Debt Fund

The following foreign currency exchange contracts were outstanding at September 30, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMCB	CNH	10,421,467	USD	(1,507,502)	11/18/22	$–	$(46,533)
JPMCB	CZK	(12,783,980)	USD	517,184	11/18/22	10,374	–
JPMCB	IDR	(16,250,445,000)	USD	1,090,999	11/18/22	31,999	–
JPMCB	MXN	(5,199,708)	USD	254,066	11/18/22	–	(1,732)
JPMCB	PLN	6,184,031	USD	(1,296,198)	11/18/22	–	(58,528)
JPMCB	ZAR	(5,992,096)	USD	350,238	11/18/22	20,651	–
Total Foreign Currency Exchange Contracts						$63,024	$(106,793)

The use of foreign currency exchange contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 9 in “Notes to financial statements”.

Summary of abbreviations:

JPMCB – JPMorgan Chase Bank

Summary of currencies:

BRL – Brazilian Real

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DOP – Dominican Peso

EGP – Egypt Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

MXN – Mexican Peso

MYR – Malaysian Ringgit

PEN – Peruvian Sol

PLN – Polish Zloty

RON – Romania Leu

THB – Thai Baht

TRY – Turkish Lira

UAH – Ukrainian Hryvna

USD – US Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Government Securities Fund

September 30, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 2.64%
Freddie Mac REMICs
Series 2611 HD 5.00% 5/15/23	40,731	$40,721
Series 4568 DA 3.00% 4/15/46	929,680	856,568
Series 4764 PA 3.00% 10/15/45	396,802	379,440
Series 4798 BA 4.00% 5/15/44	329,854	327,893
Series 4922 PA 2.50% 7/25/49	822,294	727,394
Series 4953 PC 2.00% 8/25/49	1,816,754	1,567,243
GNMA
Series 2004-31 ZB 5.00% 4/20/34	1,010,147	1,015,809
Total Agency Collateralized Mortgage Obligations (cost $5,545,752)		4,915,068

Agency Commercial Mortgage-Backed Securities — 16.33%
Fannie Mae - Aces
Series 2016-M11 A2 2.369% 7/25/26 ●	5,675,000	5,229,383
Series 2016-M6 A2 2.488% 5/25/26	1,774,278	1,651,398
Freddie Mac Multifamily Structured Pass Through Certificates
Series K047 A2 3.329% 5/25/25 ◆ , ●	2,443,605	2,365,010
Series K048 A2 3.284% 6/25/25 ◆ , ●	3,890,000	3,759,278
Series K068 X1 0.557% 8/25/27 ◆ , ●	65,428,516	1,150,358
Series K076 A2 3.90% 4/25/28 ◆	4,000,000	3,872,531
Series K729 A2 3.136% 10/25/24 ◆	1,000,000	972,438
Series KIR3 A2 3.281% 8/25/27 ◆	5,460,000	5,151,488
Series KSMC A2 2.615% 1/25/23 ◆	5,555,000	5,521,514
Series KW02 A1 2.896% 4/25/26 ◆	764,875	744,843
Total Agency Commercial Mortgage-Backed Securities (cost $33,653,975)		30,418,241

Agency Mortgage-Backed Securities — 19.80%
Freddie Mac S.F. 30 yr
2.50% 5/1/52	237,180	199,240
3.00% 2/1/50	839,691	738,979
Freddie Mac S.F. 30 yr
3.50% 6/1/47	1,056,366	965,462
3.50% 7/1/49	1,364,201	1,250,560
4.00% 10/1/44	640,820	609,521
4.00% 8/1/52	473,932	441,003
4.00% 9/1/52	1,042,000	968,319
4.00% 9/1/52	885,000	823,068
4.50% 9/1/52	935,000	893,930
4.50% 9/1/52	1,468,000	1,409,087
4.50% 9/1/52	1,510,000	1,442,565
5.50% 9/1/52	1,692,000	1,701,209
5.50% 9/1/52	371,000	375,290
5.50% 11/1/52	1,892,000	1,882,777
Fannie Mae S.F. 20 yr
4.00% 12/1/31	513,500	489,909
4.00% 8/1/42	193,036	181,254
4.00% 9/1/42	475,343	446,329
Fannie Mae S.F. 30 yr
2.00% 3/1/52	1,190,335	966,635
2.50% 11/1/51	941,877	793,357
2.50% 1/1/52	1,385,672	1,166,044
2.50% 2/1/52	1,043,896	879,079
3.00% 8/1/49	1,833,750	1,622,330
3.00% 9/1/49	1,412,334	1,249,711
3.00% 10/1/49	621,468	545,865
3.00% 1/1/50	1,669,408	1,471,899
3.50% 5/1/49	958,843	873,738
3.50% 2/1/50	1,448,515	1,328,355
4.50% 2/1/48	946,337	929,063
4.50% 9/1/49	997,698	968,337
5.00% 6/1/52	1,917,025	1,869,966
5.00% 9/1/52	4,065,110	3,964,256
6.00% 4/1/39	96,780	98,507
Fannie Mae S.F. 30 yr TBA
5.50% 10/1/52	3,372,000	3,351,452
Total Agency Mortgage-Backed Securities (cost $39,211,815)		36,897,096

Agency Obligations — 2.31%
Federal Home Loan Mortgage
4.00% 2/28/25	980,000	969,097
4.20% 8/28/25	980,000	969,258
Tennessee Valley Authority
2.875% 2/1/27 *	2,500,000	2,376,342
Total Agency Obligations (cost $4,459,082)		4,314,697

US Treasury Obligations — 58.74%
US Treasury Bonds
1.375% 11/15/40	3,920,000	2,536,439
1.375% 8/15/50	3,175,000	1,840,260

Schedules of investments

Delaware Ivy Government Securities Fund

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Bonds
1.875% 2/15/41	4,555,000	$3,228,801
1.875% 11/15/51	1,120,000	741,169
2.50% 2/15/45	3,265,000	2,492,113
2.875% 5/15/52	9,795,000	8,217,087
3.00% 8/15/52	2,325,000	2,007,129
US Treasury Notes
0.75% 3/31/26	2,850,000	2,531,268
0.875% 1/31/24	2,560,000	2,445,900
1.125% 2/15/31	6,580,000	5,330,057
1.50% 9/30/24 *	2,075,000	1,967,481
1.625% 2/15/26	3,165,000	2,907,473
1.875% 8/31/24	2,055,000	1,965,575
2.125% 7/31/24	3,055,000	2,939,841
2.25% 11/15/25	12,120,000	11,416,946
2.50% 5/31/24	6,100,000	5,924,268
2.625% 7/31/29	17,930,000	16,480,191
2.75% 8/15/32 *	1,210,000	1,106,583
2.875% 8/15/28	10,005,000	9,389,067
2.875% 5/15/32	8,390,000	7,758,783
3.125% 8/31/27 *	9,840,000	9,440,250
3.125% 8/31/29	7,130,000	6,768,487
Total US Treasury Obligations (cost $118,368,075)		109,435,168
Total Value of Securities Before Securities Lending Collateral—99.82% (cost $201,238,699)		185,980,270

	Number of shares
Securities Lending Collateral** — 5.14%
Money Market Mutual Fund — 5.14%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	9,577,154	9,577,154
Total Securities Lending Collateral (cost $9,577,154)		9,577,154
Total Value of Securities—104.96% (cost $210,815,853)		$195,557,424■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
*	Fully or partially on loan.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $12,401,276 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $3,147,895.

Summary of abbreviations:

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

S.F. – Single Family

TBA – To be announced

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Yield Fund

September 30, 2022

	Principal amount°	Value (US $)
Convertible Bond — 0.18%
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	90,000	$77,085
Total Convertible Bond (cost $79,440)		77,085

Corporate Bonds — 95.24%
Automotive — 1.10%
Ford Motor 6.625% 10/1/28	227,000	221,110
Goodyear Tire & Rubber 5.25% 7/15/31	315,000	252,386
		473,496
Basic Industry — 9.01%
ATI
4.875% 10/1/29	160,000	133,254
5.125% 10/1/31	312,000	255,448
Cerdia Finanz 144A 10.50% 2/15/27 #	340,000	280,999
Chemours 144A 5.75% 11/15/28 #	310,000	254,265
Clearwater Paper 144A 4.75% 8/15/28 #	288,000	252,785
FMG Resources August 2006
144A 5.875% 4/15/30 #	220,000	191,683
144A 6.125% 4/15/32 #	95,000	81,772
Glatfelter 144A 4.75% 11/15/29 #	353,000	203,674
Hudbay Minerals 144A 6.125% 4/1/29 #	620,000	500,948
Minerals Technologies 144A 5.00% 7/1/28 #	343,000	299,297
Novelis 144A 4.75% 1/30/30 #	420,000	345,463
Standard Industries 144A 5.00% 2/15/27 #	420,000	372,653
Sylvamo 144A 7.00% 9/1/29 #, *	560,000	479,147
Vibrantz Technologies 144A 9.00% 2/15/30 #	330,000	215,449
		3,866,837
Capital Goods — 2.91%
Bombardier 144A 6.00% 2/15/28 #	91,000	76,273
Clydesdale Acquisition Holdings 144A 6.625% 4/15/29 #	50,000	45,600
LABL 144A 5.875% 11/1/28 #	395,000	320,651
Sealed Air 144A 5.00% 4/15/29 #	140,000	125,137
Spirit AeroSystems 144A 7.50% 4/15/25 #	345,000	325,547
TransDigm 4.625% 1/15/29	442,000	356,922
		1,250,130
Communications — 5.90%
Altice Financing 144A 5.00% 1/15/28 #	505,000	390,082
Altice France 144A 5.50% 10/15/29 #	775,000	585,051
Connect Finco 144A 6.75% 10/1/26 #	380,000	332,839
Consolidated Communications 144A 6.50% 10/1/28 #	155,000	116,250
Frontier Communications Holdings
144A 5.875% 10/15/27 #	335,000	301,001
144A 8.75% 5/15/30 #	70,000	70,159
Hughes Satellite Systems 6.625% 8/1/26	415,000	377,252
Northwest Fiber 144A 4.75% 4/30/27 #	165,000	143,924
Telesat Canada
144A 4.875% 6/1/27 #	236,000	111,289
144A 6.50% 10/15/27 #	280,000	104,140
		2,531,987
Consumer Goods — 1.24%
Pilgrim’s Pride 144A 4.25% 4/15/31 #	315,000	252,090
Scotts Miracle-Gro 4.00% 4/1/31	10,000	7,062
Simmons Foods 144A 4.625% 3/1/29 #	331,000	271,340
		530,492
Energy — 13.81%
Apache 4.75% 4/15/43 *	286,000	213,901
Callon Petroleum
144A 7.50% 6/15/30 #	125,000	109,681
144A 8.00% 8/1/28 #	405,000	374,412
CNX Resources 144A 6.00% 1/15/29 #	420,000	384,205
Crestwood Midstream Partners 144A 6.00% 2/1/29 #	30,000	26,891
Endeavor Energy Resources 144A 5.75% 1/30/28 #	232,000	221,178
EQM Midstream Partners 144A 4.75% 1/15/31 #	569,000	452,981
Genesis Energy
7.75% 2/1/28	275,000	239,577
8.00% 1/15/27	429,000	376,971
Hilcorp Energy I
144A 6.00% 4/15/30 #	350,000	305,817
144A 6.00% 2/1/31 #	30,000	26,104
144A 6.25% 4/15/32 #	138,000	122,443
Murphy Oil 6.375% 7/15/28	558,000	528,116
NuStar Logistics
5.75% 10/1/25	185,000	171,707
6.00% 6/1/26	277,000	254,148
6.375% 10/1/30	279,000	239,346
Occidental Petroleum
4.20% 3/15/48	15,000	12,032
4.40% 4/15/46	63,000	51,913

Schedules of investments

Delaware Ivy High Yield Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Occidental Petroleum
4.40% 8/15/49	125,000	$102,570
4.50% 7/15/44	65,000	54,461
6.45% 9/15/36	150,000	150,369
6.60% 3/15/46	120,000	123,877
Southwestern Energy
5.375% 2/1/29	458,000	416,281
5.375% 3/15/30	269,000	242,962
USA Compression Partners 6.875% 4/1/26	346,000	318,865
Weatherford International
144A 6.50% 9/15/28 #	256,000	230,758
144A 8.625% 4/30/30 #	200,000	174,630
		5,926,196
Financial Services — 3.50%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #, µ	570,000	520,966
Air Lease 4.65% 6/15/26 µ, Ψ	80,000	66,990
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #, *	230,000	195,906
Medline Borrower
144A 3.875% 4/1/29 #	323,000	259,480
144A 5.25% 10/1/29 #	118,000	89,318
Metis Merger Sub 144A 6.50% 5/15/29 #	475,000	371,172
		1,503,832
Healthcare — 8.30%
Acadia Healthcare 144A 5.50% 7/1/28 #	310,000	283,278
Avantor Funding 144A 3.875% 11/1/29 #	670,000	545,491
Bausch Health 144A 6.125% 2/1/27 #	335,000	232,758
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	240,000	198,538
Consensus Cloud Solutions
144A 6.00% 10/15/26 #	110,000	97,533
144A 6.50% 10/15/28 #	175,000	148,882
DaVita 144A 4.625% 6/1/30 #	700,000	543,343
Encompass Health
4.625% 4/1/31	90,000	71,303
4.75% 2/1/30	65,000	53,577
HCA 3.50% 9/1/30	270,000	223,532
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	300,000	244,342
Organon & Co. 144A 5.125% 4/30/31 #	450,000	369,373
Tenet Healthcare 144A 4.375% 1/15/30 #	365,000	305,454
Tenet Healthcare 144A 6.125% 10/1/28 #, *	280,000	245,757
		3,563,161
Insurance — 1.57%
HUB International 144A 5.625% 12/1/29 #	380,000	318,050
NFP
144A 6.875% 8/15/28 #	320,000	250,130
144A 7.50% 10/1/30 #	110,000	104,521
		672,701
Leisure — 8.37%
Boyd Gaming 144A 4.75% 6/15/31 #	450,000	365,076
Caesars Entertainment 144A 6.25% 7/1/25 #	430,000	415,131
Carnival
144A 5.75% 3/1/27 #	717,000	503,890
144A 6.00% 5/1/29 #	121,000	79,652
144A 7.625% 3/1/26 #, *	153,000	116,512
Hilton Grand Vacations Borrower Escrow 144A 5.00% 6/1/29 #	600,000	485,145
Royal Caribbean Cruises
144A 5.375% 7/15/27 #	613,000	451,763
144A 5.50% 8/31/26 #	30,000	22,988
144A 5.50% 4/1/28 #	338,000	237,553
Scientific Games Holdings 144A 6.625% 3/1/30 #	340,000	273,093
Scientific Games International 144A 7.25% 11/15/29 #	275,000	256,300
Travel + Leisure 6.00% 4/1/27	428,000	386,597
		3,593,700
Media — 13.44%
AMC Networks 4.25% 2/15/29 *	290,000	215,083
Arches Buyer 144A 6.125% 12/1/28 #	315,000	244,427
Belo
7.25% 9/15/27	217,000	212,585
7.75% 6/1/27	352,000	347,894
Block Communications 144A 4.875% 3/1/28 #	455,000	394,974
CCO Holdings
144A 4.50% 8/15/30 #	680,000	539,447
144A 5.00% 2/1/28 #	235,000	203,032
144A 5.375% 6/1/29 #, *	235,000	206,212
CMG Media 144A 8.875% 12/15/27 #	300,000	229,590
CSC Holdings
144A 4.625% 12/1/30 #	710,000	484,096
144A 5.375% 2/1/28 #	175,000	153,074

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Cumulus Media New Holdings 144A 6.75% 7/1/26 #, *	265,000	$223,836
Directv Financing 144A 5.875% 8/15/27 #	395,000	341,428
DISH DBS 144A 5.75% 12/1/28 #	310,000	234,861
Gray Television 144A 4.75% 10/15/30 #	465,000	349,177
LABL 144A 8.25% 11/1/29 #	71,000	51,741
Nielsen Finance
144A 5.625% 10/1/28 #	145,000	144,230
144A 5.875% 10/1/30 #	503,000	502,044
Sirius XM Radio 144A 4.125% 7/1/30 #	570,000	464,550
VZ Secured Financing 144A 5.00% 1/15/32 #	305,000	228,427
		5,770,708
Real Estate — 4.84%
CTR Partnership 144A 3.875% 6/30/28 #	223,000	183,874
Cushman & Wakefield US Borrower 144A 6.75% 5/15/28 #	370,000	344,015
HAT Holdings I
144A 3.375% 6/15/26 #	185,000	148,691
144A 6.00% 4/15/25 #	353,000	332,842
Kennedy-Wilson 4.75% 2/1/30	235,000	174,840
Ladder Capital Finance Holdings
144A 4.25% 2/1/27 #	633,000	510,671
144A 4.75% 6/15/29 #	85,000	63,775
MPT Operating Partnership 3.50% 3/15/31	455,000	317,752
		2,076,460
Retail — 4.28%
Asbury Automotive Group
144A 4.625% 11/15/29 #	245,000	196,464
4.75% 3/1/30	215,000	168,256
Gap
144A 3.625% 10/1/29 #	220,000	143,349
144A 3.875% 10/1/31 #	110,000	70,176
GrubHub Holdings 144A 5.50% 7/1/27 #	300,000	207,619
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	374,000	334,268
Murphy Oil USA
144A 3.75% 2/15/31 #	75,000	60,430
4.75% 9/15/29	400,000	354,860
PetSmart 144A 7.75% 2/15/29 #	335,000	300,006
		1,835,428
Services — 5.65%
Ahern Rentals 144A 7.375% 5/15/23 #	145,000	98,404
APX Group 144A 5.75% 7/15/29 #, *	475,000	376,552
Clarivate Science Holdings
144A 3.875% 7/1/28 #	95,000	78,570
144A 4.875% 7/1/29 #	279,000	218,906
Korn Ferry 144A 4.625% 12/15/27 #	310,000	274,443
NESCO Holdings II 144A 5.50% 4/15/29 #	300,000	250,431
Prime Security Services Borrower
144A 3.375% 8/31/27 #	270,000	227,418
144A 5.75% 4/15/26 #	185,000	174,334
Sotheby’s 144A 5.875% 6/1/29 #	195,000	161,455
TriNet Group 144A 3.50% 3/1/29 #	465,000	379,719
White Cap Buyer 144A 6.875% 10/15/28 #	223,000	182,406
White Cap Parent 144A PIK 8.25% 3/15/26 #, «	2,000	1,698
		2,424,336
Technology & Electronics — 5.34%
AthenaHealth Group 144A 6.50% 2/15/30 #	305,000	241,697
Bread Financial Holdings 144A 4.75% 12/15/24 #	445,000	389,093
Entegris Escrow
144A 4.75% 4/15/29 #	11,000	9,714
144A 5.95% 6/15/30 #	365,000	333,953
ION Trading Technologies 144A 5.75% 5/15/28 #	575,000	469,672
NCR 144A 5.125% 4/15/29 #	454,000	341,426
Sensata Technologies 144A 4.00% 4/15/29 #	160,000	132,751
TTM Technologies 144A 4.00% 3/1/29 #	463,000	373,826
		2,292,132
Transportation — 3.29%
American Airlines 144A 5.75% 4/20/29 #	45,000	39,342
Grupo Aeromexico 144A 8.50% 3/17/27 #	255,000	224,362
Laredo Petroleum 144A 7.75% 7/31/29 #, *	280,000	258,542
Seaspan 144A 5.50% 8/1/29 #	475,000	366,919
VistaJet Malta Finance 144A 6.375% 2/1/30 #, *	636,000	521,504
		1,410,669

Schedules of investments

Delaware Ivy High Yield Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities — 2.69%
Calpine
144A 3.75% 3/1/31 #	307,000	$240,725
144A 4.625% 2/1/29 #	50,000	40,840
144A 5.125% 3/15/28 #, *	275,000	236,759
Vistra
144A 7.00% 12/15/26 #, µ, Ψ	455,000	398,241
144A 8.00% 10/15/26 #, µ, Ψ	260,000	239,497
		1,156,062
Total Corporate Bonds (cost $48,153,495)		40,878,327

Municipal Bonds — 0.72%
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.986% 7/1/24 ^	6,469	5,949
Series A-1 4.00% 7/1/33	19,441	17,140
Series A-1 4.00% 7/1/35	14,120	12,105
Series A-1 4.00% 7/1/37	14,998	12,346
Series A-1 4.364% 7/1/33 ^	25,019	13,833
Series A-1 5.625% 7/1/29	16,350	16,751
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	259,521	228,378
Total Municipal Bonds (cost $335,764)		306,502

	Number of shares
Short-Term Investments — 2.66%
Money Market Mutual Funds — 2.66%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	285,666	285,666
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	285,666	285,666
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	285,666	285,666
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	285,667	285,667
Total Short-Term Investments (cost $1,142,665)		1,142,665
Total Value of Securities Before Securities Lending Collateral—98.80% (cost $49,711,364)		42,404,579

Securities Lending Collateral** — 2.19%
Money Market Mutual Fund — 2.19%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	939,990	939,990
Total Securities Lending Collateral (cost $939,990)		939,990
Total Value of Securities—100.99% (cost $50,651,354)		$43,344,569■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $33,184,528, which represents 77.32% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
*	Fully or partially on loan.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
«	PIK. The first payment of cash and/or principal will be made after September 30, 2022.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $2,965,614 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $2,136,433.

Summary of abbreviations:

DAC – Designated Activity Company

PIK – Payment-in-kind

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy International Small Cap Fund

September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 96.51%∆
Argentina – 0.97%
Arcos Dorados Holdings Class A	48,995	$357,174
		357,174
Australia – 2.62%
HUB24 *	27,942	373,179
IPH	27,375	166,571
Pro Medicus *	13,495	430,921
		970,671
Austria – 0.52%
Vienna Insurance Group AG Wiener Versicherung Gruppe	9,524	193,854
		193,854
Brazil – 4.31%
Arezzo Industria e Comercio	11,453	209,703
Cielo	236,811	237,059
Iguatemi	46,936	177,413
Inter & Co. BDR	32,414	106,357
JHSF Participacoes	228,257	311,855
Petro Rio †	72,078	368,250
SLC Agricola	22,966	184,048
		1,594,685
Canada – 11.96%
Aritzia †	14,153	465,056
ATS Automation Tooling Systems †	41,975	1,107,908
Capital Power *	25,206	855,801
Enerplus	21,142	299,372
Granite Real Estate Investment Trust *	5,882	283,891
Jamieson Wellness	15,469	375,261
Major Drilling Group International †	52,237	314,250
SunOpta †	43,684	398,148
Vermilion Energy	15,136	324,010
		4,423,697
China – 1.85%
Chindata Group Holdings ADR †	34,428	278,178
CIMC Enric Holdings	122,000	129,566
Xtep International Holdings *	262,000	275,768
		683,512
Denmark – 2.99%
Drilling Co of 1972 A/S †	8,377	408,112
Jyske Bank †	13,437	699,294
		1,107,406
Finland – 0.70%
Valmet	12,789	258,545
		258,545
France – 2.55%
IPSOS	9,217	411,900
Rothschild & Co.	7,842	256,339
SOITEC †	2,404	274,498
		942,737
Germany – 2.70%
Befesa	2,546	77,264
HUGO BOSS	8,212	382,358
K+S	20,300	384,421
Salzgitter *	5,958	112,824
Steico	946	40,298
		997,165
Hong Kong – 0.63%
MGM China Holdings *, †	422,800	232,383
		232,383
India – 5.64%
Affle India †	13,599	208,079
Federal Bank	312,885	452,744
Varun Beverages	88,408	1,130,004
Voltas	26,749	296,483
		2,087,310
Ireland – 0.93%
Glenveagh Properties †	394,272	343,070
		343,070
Israel – 1.03%
Inmode †	13,148	382,738
		382,738
Italy – 2.19%
Azimut Holding	16,463	234,817
Reply	3,782	393,929
Tinexta	9,821	181,759
		810,505
Japan – 26.65%
Amvis Holdings	36,600	615,726
Asics	45,500	724,635
BayCurrent Consulting	1,600	415,094
dip	16,700	424,232
DMG Mori	41,200	470,549
Fujimi *	14,500	605,276
Fukuoka Financial Group *	43,000	765,795
IHI	27,700	592,456
Insource	23,500	425,737
JCR Pharmaceuticals *	12,000	178,980
JMDC	10,400	340,533
Katitas *	15,800	351,775
Kissei Pharmaceutical	10,900	193,633
Mebuki Financial Group	373,000	728,605
Mitsui High-Tec *	6,200	291,784
SHO-BOND Holdings	13,300	574,670

	Number of shares	Value (US $)
Common Stocks∆ (continued)
Japan (continued)
SMS	21,500	$434,354
TechnoPro Holdings	35,000	745,552
Toho Titanium *	32,500	531,483
Tokyo Seimitsu	15,300	450,084
		9,860,953
Malaysia – 0.20%
Alliance Bank Malaysia	99,200	75,361
		75,361
Mexico – 3.42%
Banco del Bajio	128,609	325,617
Corp Inmobiliaria Vesta SAB de CV	177,153	330,565
Grupo Aeroportuario del Centro Norte	97,101	610,826
		1,267,008
Norway – 4.07%
Aker Solutions	204,735	711,818
Golar LNG †	11,901	296,573
TOMRA Systems	28,128	496,275
		1,504,666
Republic of Korea – 2.19%
CJ CheilJedang	974	277,879
Hite Jinro	10,843	199,637
LEENO Industrial	2,156	185,481
Samyang Foods	1,996	147,031
		810,028
Singapore – 0.90%
SATS †	159,200	332,640
		332,640
South Africa – 2.73%
Clicks Group	20,032	315,930
Motus Holdings	55,122	349,522
Transaction Capital	170,375	346,022
		1,011,474
Spain – 1.83%
Banco de Sabadell	528,621	352,518
Melia Hotels International †	70,210	324,229
		676,747
Sweden – 1.70%
Catena	10,168	301,702
Fortnox	85,600	328,987
		630,689
Taiwan – 1.81%
Lotes	18,000	431,183
Wafer Works	195,000	239,416
		670,599
Thailand – 0.65%
Land & Houses	1,015,900	239,701
		239,701
United Kingdom – 8.77%
Beazley	63,195	393,933
Dechra Pharmaceuticals	5,101	148,138
Future	12,332	178,283
Grafton Group	13,130	97,467
Inchcape	56,841	430,401
Keywords Studios	24,042	613,305
Pagegroup	53,844	221,253
RS GROUP	96,225	1,027,191
Savills	15,416	135,323
		3,245,294
Total Common Stocks (cost $42,667,022)		35,710,612

Short-Term Investments – 3.29%
Money Market Mutual Funds – 3.29%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	304,593	304,593
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	304,593	304,593
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	304,594	304,594
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	304,593	304,593
Total Short-Term Investments (cost $1,218,373)		1,218,373
Total Value of Securities Before Securities Lending Collateral-99.80% (cost $43,885,395)		36,928,985

Schedules of investments

Delaware Ivy International Small Cap Fund

	Number of shares	Value (US $)
Securities Lending Collateral** – 5.34%
Money Market Mutual Fund – 5.34%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	1,975,383	$1,975,383
Total Securities Lending Collateral (cost $1,975,383)		1,975,383
Total Value of Securities–105.14% (cost $45,860,778)		$38,904,368■

∆	Securities have been classified by country of risk.
*	Fully or partially on loan.
†	Non-income producing security.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $3,581,957 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $1,809,073.

The following foreign currency exchange contracts were outstanding at September 30, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	AUD	259,391	USD	(168,417)	10/4/22	$—	$(1,636)
BNYM	AUD	(1,544)	USD	1,002	10/4/22	10	—
BNYM	CAD	253,876	USD	(185,792)	10/3/22	—	(2,005)
BNYM	CAD	183,375	USD	(133,881)	10/4/22	—	(425)
BNYM	EUR	(133,257)	USD	129,817	10/4/22	—	(764)
BNYM	GBP	(344,488)	USD	380,188	10/4/22	—	(4,397)
BNYM	JPY	(1,469,520)	USD	10,151	10/3/22	—	(4)
BNYM	JPY	11,338,297	USD	(78,515)	10/4/22	—	(154)
BNYM	KRW	14,217,128	USD	(9,963)	10/4/22	—	(51)
BNYM	TWD	(120,133)	USD	3,775	10/3/22	—	(4)
BNYM	ZAR	880,764	USD	(49,388)	10/3/22	—	(742)
Total Foreign Currency Exchange Contracts						$10	$(10,182)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

BDR – Brazilian Depositary Receipt

BNYM – Bank of New York Mellon

Summary of currencies:

CAD – Canadian Dollar

EUR – European Monetary Unit

GBP – British Pound Sterling

JPY – Japanese Yen

KRW – South Korean Won

TWD – New Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Multi-Asset Income Fund

September 30, 2022

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities — 3.58%
Fannie Mae S.F. 15 yr 2.50% 8/1/35	371,440	$337,456
Fannie Mae S.F. 20 yr 4.00% 9/1/42	65,360	61,370
Fannie Mae S.F. 30 yr
2.00% 5/1/51	372,241	302,919
3.00% 1/1/50	576,976	506,613
3.50% 8/1/49	316,422	287,881
3.50% 6/1/51	618,621	559,384
4.50% 1/1/50	301,121	295,035
5.00% 6/1/52	139,632	136,204
5.00% 9/1/52	160,989	156,995
5.50% 8/1/52	143,766	143,485
5.50% 10/1/52	97,000	96,631
Freddie Mac S.F. 20 yr 3.00% 5/1/40	542,373	483,500
Freddie Mac S.F. 30 yr
2.00% 1/1/52	406,511	330,150
2.50% 7/1/50	1,242,923	1,050,325
4.00% 8/1/52	174,138	162,039
5.00% 7/1/52	734,134	716,938
5.50% 9/1/52	31,000	31,358
5.50% 10/1/52	86,000	85,753
Total Agency Mortgage-Backed Securities (cost $6,481,153)		5,744,036

Corporate Bonds — 31.54%
Banking — 1.91%
Ally Financial 8.00% 11/1/31	705,000	740,168
Bank of America
2.551% 2/4/28 µ	320,000	278,712
2.972% 2/4/33 µ	20,000	15,660
4.375% 1/27/27 µ, Ψ	15,000	12,075
4.948% 7/22/28 µ	90,000	86,568
6.125% 4/27/27 *, µ, Ψ	40,000	37,900
Citigroup
3.07% 2/24/28 µ	150,000	133,861
5.61% 9/29/26 µ	115,000	114,446
Fifth Third Bancorp 4.337% 4/25/33 µ	50,000	44,393
Goldman Sachs Group
1.542% 9/10/27 µ	180,000	152,254
3.102% 2/24/33 µ	10,000	7,955
3.615% 3/15/28 µ	70,000	63,775
Huntington National Bank 4.552% 5/17/28 µ	250,000	240,941
JPMorgan Chase & Co.
1.953% 2/4/32 µ	285,000	211,219
4.586% 4/26/33 µ	40,000	36,051
4.851% 7/25/28 µ	115,000	110,540
KeyCorp 4.789% 6/1/33 µ	65,000	59,691
Morgan Stanley 2.475% 1/21/28 µ	20,000	17,502
PNC Financial Services Group 6.00% 5/15/27 *, µ, Ψ	55,000	51,150
State Street 2.203% 2/7/28 µ	75,000	65,838
SVB Financial Group 4.57% 4/29/33 *, µ	100,000	87,790
Toronto-Dominion Bank 4.108% 6/8/27 *	180,000	169,940
Truist Financial 4.916% 7/28/33 µ	80,000	72,408
US Bancorp
2.215% 1/27/28 *, µ	20,000	17,644
2.677% 1/27/33 *, µ	95,000	76,478
Wells Fargo & Co.
4.611% 4/25/53 µ	85,000	69,185
4.808% 7/25/28 µ	85,000	81,155
		3,055,299
Basic Industry — 0.92%
Celanese US Holdings 6.05% 3/15/25	55,000	53,779
Chemours 144A 5.75% 11/15/28 #	455,000	373,195
First Quantum Minerals 144A 6.875% 10/15/27 #	200,000	180,446
FMG Resources August 2006 144A 5.875% 4/15/30 #	400,000	348,514
Newmont 2.60% 7/15/32 *	15,000	11,456
Novelis 144A 4.75% 1/30/30 #	620,000	509,969
		1,477,359
Brokerage — 0.98%
Compass Group Diversified Holdings 144A 5.25% 4/15/29 #	360,000	283,001
LPL Holdings 144A 4.00% 3/15/29 #	86,000	73,944
NFP
144A 6.875% 8/15/28 #	709,000	554,193
144A 7.50% 10/1/30 #	155,000	147,280
StoneX Group 144A 8.625% 6/15/25 #	499,000	505,036
		1,563,454

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Capital Goods — 2.33%
Ahern Rentals 144A 7.375% 5/15/23 #		475,000	$322,358
ARD Finance 144A PIK 6.50% 6/30/27 #, >		320,000	219,753
Canpack 144A 3.875% 11/15/29 #		154,000	120,628
CP Atlas Buyer 144A 7.00% 12/1/28 #		395,000	294,753
Eaton 4.15% 3/15/33		120,000	108,592
GFL Environmental 144A 5.125% 12/15/26 #		78,000	72,735
Lockheed Martin
3.90% 6/15/32		75,000	69,628
4.15% 6/15/53		65,000	54,562
Madison IAQ 144A 4.125% 6/30/28 #		38,000	30,578
NESCO Holdings II 144A 5.50% 4/15/29 #		519,000	433,246
Parker-Hannifin 4.25% 9/15/27		210,000	200,351
Sealed Air 144A 5.00% 4/15/29 #		220,000	196,644
Standard Industries
144A 4.375% 7/15/30 #		40,000	30,696
144A 4.75% 1/15/28 #		38,000	32,196
TransDigm
4.625% 1/15/29		177,000	142,930
5.50% 11/15/27		551,000	480,453
Wesco Aircraft Holdings
144A 8.50% 11/15/24 #		748,000	392,700
144A 9.00% 11/15/26 #, *		820,000	494,706
144A 13.125% 11/15/27 #		128,000	38,720
			3,736,229
Communications — 6.21%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #		806,000	639,960
Altice Financing 144A 5.75% 8/15/29 #		600,000	460,566
Altice France 144A 5.125% 7/15/29 #		254,000	190,366
AMC Networks 4.25% 2/15/29 *		415,000	307,791
AT&T 3.50% 9/15/53		540,000	360,703
CCO Holdings
144A 4.25% 2/1/31 #		43,000	33,056
144A 4.50% 8/15/30 #		696,000	552,140
144A 5.375% 6/1/29 #, *		890,000	780,975
Charter Communications Operating 3.85% 4/1/61		10,000	5,864
Consolidated Communications
144A 5.00% 10/1/28 #		122,000	85,078
144A 6.50% 10/1/28 #		620,000	465,000
CSC Holdings
144A 5.00% 11/15/31 #		254,000	168,251
144A 5.375% 2/1/28 #		285,000	249,292
144A 5.75% 1/15/30 #		202,000	143,945
Cumulus Media New Holdings 144A 6.75% 7/1/26 #		420,000	354,759
Digicel Group Holdings 144A PIK
7.00% 10/21/22 #, Ψ, >>		98,676	17,268
144A PIK 8.00% 4/1/25 #, >>>		203,982	80,779
Digicel International Finance
144A 8.00% 12/31/26 #		181,919	111,552
144A 8.75% 5/25/24 #		411,000	376,858
Directv Financing 144A 5.875% 8/15/27 #		338,000	292,159
Frontier Communications Holdings
144A 5.00% 5/1/28 #		186,000	159,936
144A 5.875% 10/15/27 #		359,000	322,565
5.875% 11/1/29		310,847	247,441
144A 6.00% 1/15/30 #		200,000	157,540
144A 6.75% 5/1/29 #, *		174,000	143,949
LCPR Senior Secured Financing DAC 144A 5.125% 7/15/29 #		200,000	150,890
Ligado Networks 144A PIK 15.50% 11/1/23 #, >>		953,508	443,381
Matterhorn Telecom 3.125% 9/15/26	EUR	69,000	59,255
Northwest Fiber
144A 6.00% 2/15/28 #		187,000	145,318
144A 10.75% 6/1/28 #		168,000	156,688
Sirius XM Radio 144A 4.125% 7/1/30 #		815,000	664,225
Stagwell Global 144A 5.625% 8/15/29 #		444,000	366,023
Telesat Canada
144A 5.625% 12/6/26 #		678,000	325,338
144A 6.50% 10/15/27 #		118,000	43,888
T-Mobile USA 3.50% 4/15/31		64,000	53,883
Uniti Group 144A 4.75% 4/15/28 #		43,000	34,070

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Verizon Communications 3.875% 3/1/52	75,000	$56,000
VTR Comunicaciones 144A 4.375% 4/15/29 #	346,000	215,273
Warnermedia Holdings
144A 3.755% 3/15/27 #	235,000	210,548
144A 4.054% 3/15/29 #	20,000	17,298
144A 4.279% 3/15/32 #, *	20,000	16,479
144A 5.141% 3/15/52 #	90,000	65,586
Windstream Escrow 144A 7.75% 8/15/28 #	268,000	222,453
		9,954,389
Consumer Cyclical — 4.38%
Allison Transmission 144A 5.875% 6/1/29 #	440,000	398,886
Amazon.com
2.50% 6/3/50	105,000	65,879
3.60% 4/13/32	85,000	77,373
Aptiv 3.25% 3/1/32	175,000	139,546
Arches Buyer
144A 4.25% 6/1/28 #	543,000	424,727
144A 6.125% 12/1/28 #	409,000	317,368
Asbury Automotive Group
4.50% 3/1/28	344,830	292,173
144A 4.625% 11/15/29 #	8,000	6,415
4.75% 3/1/30	345,830	270,642
144A 5.00% 2/15/32 #	8,000	6,174
AutoNation 3.85% 3/1/32	45,000	35,621
Boyd Gaming
4.75% 12/1/27	680,000	603,160
144A 4.75% 6/15/31 #	15,000	12,169
Carnival
144A 5.75% 3/1/27 #	266,000	186,938
144A 7.625% 3/1/26 #, *	476,000	362,481
144A 9.875% 8/1/27 #	190,000	186,550
144A 10.50% 2/1/26 #	44,000	43,602
Cars.com 144A 6.375% 11/1/28 #	270,000	230,685
General Motors
5.40% 10/15/29	180,000	166,201
5.60% 10/15/32	30,000	26,818
Lithia Motors
144A 3.875% 6/1/29 #	199,000	160,029
144A 4.375% 1/15/31 #	149,000	122,206
144A 4.625% 12/15/27 #	15,000	13,052
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	526,000	470,120
Michaels
144A 5.25% 5/1/28 #, *	298,000	209,826
144A 7.875% 5/1/29 #	722,000	417,933
PetSmart 144A 7.75% 2/15/29 #	650,000	582,101
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	339,000	238,256
Staples
144A 7.50% 4/15/26 #	59,000	49,622
144A 10.75% 4/15/27 #	1,117,000	829,423
VICI Properties 4.95% 2/15/30 *	75,000	67,938
		7,013,914
Consumer Non-Cyclical — 3.04%
American Greetings 144A 8.75% 4/15/25 #	119,000	114,470
Bristol-Myers Squibb 3.70% 3/15/52	245,000	188,428
CSL Finance
144A 4.05% 4/27/29 #	40,000	36,892
144A 4.75% 4/27/52 #	50,000	43,195
CVS Health 2.70% 8/21/40	170,000	111,989
Encompass Health 4.625% 4/1/31	151,000	119,630
Endo Luxembourg Finance I 144A 6.125% 4/1/29 #, †	38,000	30,056
Grifols Escrow Issuer 144A 4.75% 10/15/28 #, *	133,000	103,030
Hadrian Merger Sub 144A 8.50% 5/1/26 #	347,000	318,751
HCA 144A 3.125% 3/15/27 #	310,000	274,872
JBS USA LUX 144A 3.00% 2/2/29 #	120,000	98,335
Kronos Acquisition Holdings 144A 5.00% 12/31/26 #	270,000	237,269
MajorDrive Holdings IV 144A 6.375% 6/1/29 #	669,000	462,112
Medline Borrower
144A 3.875% 4/1/29 #	504,000	404,886
144A 5.25% 10/1/29 #	89,000	67,367
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	478,000	389,319
P&L Development 144A 7.75% 11/15/25 #	520,000	390,936
Par Pharmaceutical 144A 7.50% 4/1/27 #, †	454,000	359,740
Performance Food Group 144A 4.25% 8/1/29 #	228,000	190,282
Pilgrim’s Pride 144A 4.25% 4/15/31 #	406,000	324,916
Simmons Foods 144A 4.625% 3/1/29 #	176,000	144,278

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
US Renal Care 144A 10.625% 7/15/27 #	986,000	$459,532
		4,870,285
Electric — 1.50%
Calpine
144A 5.00% 2/1/31 #	250,000	199,002
144A 5.125% 3/15/28 #, *	710,000	611,268
Eversource Energy 2.90% 3/1/27	70,000	63,621
Fells Point Funding Trust 144A 3.046% 1/31/27 #	100,000	89,223
NextEra Energy Capital Holdings 3.00% 1/15/52	40,000	25,622
PG&E 5.25% 7/1/30 *	285,000	243,171
TerraForm Power Operating 144A 5.00% 1/31/28 #	106,000	93,533
Vistra 144A 7.00% 12/15/26 #, µ, Ψ	855,000	748,343
Vistra Operations
144A 4.30% 7/15/29 #	109,000	93,020
144A 4.375% 5/1/29 #	163,000	135,940
144A 5.00% 7/31/27 #	117,000	105,942
		2,408,685
Energy — 4.96%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	84,000	74,911
144A 7.00% 11/1/26 #	214,000	206,548
144A 8.25% 12/31/28 #	18,000	17,330
Bellatrix Exploration
8.50% 9/11/23 =	177,000	0
12.50% 12/15/23 =	193,000	0
BP Capital Markets America 2.721% 1/12/32 *	155,000	126,061
Callon Petroleum
144A 7.50% 6/15/30 #	145,000	127,230
144A 8.00% 8/1/28 #	465,000	429,881
CNX Resources 144A 6.00% 1/15/29 #	540,000	493,978
ConocoPhillips 3.80% 3/15/52	205,000	157,313
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	172,000	156,029
144A 6.00% 2/1/29 #	36,000	32,269
Diamondback Energy 4.25% 3/15/52	20,000	14,651
Energy Transfer 6.50% 11/15/26 *, µ, Ψ	262,000	228,884
Ferrellgas 144A 5.375% 4/1/26 #	160,000	140,985
Genesis Energy
7.75% 2/1/28	300,000	261,357
8.00% 1/15/27	519,000	456,056
Hilcorp Energy I
144A 6.00% 2/1/31 #	225,000	195,781
144A 6.25% 4/15/32 #	520,000	461,380
Laredo Petroleum 10.125% 1/15/28	440,000	423,463
Mesquite Energy 144A 7.25% 2/15/23 †	111,000	1,110
Moss Creek Resources Holdings
144A 7.50% 1/15/26 #	466,000	407,198
144A 10.50% 5/15/27 #	32,000	29,840
Murphy Oil 6.375% 7/15/28	885,000	837,604
NuStar Logistics
6.00% 6/1/26	441,000	404,617
6.375% 10/1/30	445,000	381,753
Occidental Petroleum
6.45% 9/15/36	200,000	200,492
6.60% 3/15/46	625,000	645,191
6.625% 9/1/30	245,000	249,262
Southwestern Energy 5.375% 3/15/30	870,000	785,788
		7,946,962
Finance Companies — 0.11%
Air Lease
2.875% 1/15/32 *	35,000	26,430
4.65% 6/15/26 µ, Ψ	183,000	153,240
		179,670
Financial Services — 0.49%
Highlands Holdings Bond Issuer 144A PIK 7.625% 10/15/25 #, >	475,095	448,960
New Cotai 5.00% 2/2/27 <<, =	340,864	340,012
		788,972
Insurance — 0.98%
Ardonagh Midco 2 144A PIK 11.50% 1/15/27 #, >>	1,047,744	1,068,698
Brown & Brown
2.375% 3/15/31	14,000	10,475
4.95% 3/17/52 *	51,000	41,480

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
HUB International 144A 5.625% 12/1/29 #	530,000	$443,597
		1,564,250
Natural Gas — 0.07%
Southern Co. Gas Capital 5.15% 9/15/32	115,000	110,084
		110,084
Real Estate Investment Trusts — 0.06%
American Homes 4 Rent 3.625% 4/15/32	45,000	37,164
HAT Holdings I 144A 3.375% 6/15/26 #	73,000	58,673
		95,837
Services — 0.34%
Adtalem Global Education 144A 5.50% 3/1/28 #	548,000	494,375
Booz Allen Hamilton 144A 3.875% 9/1/28 #	67,000	57,771
		552,146
Technology — 3.11%
Autodesk 2.40% 12/15/31 *	35,000	27,282
CDW 3.276% 12/1/28	45,000	37,638
Consensus Cloud Solutions
144A 6.00% 10/15/26 #	85,000	75,366
144A 6.50% 10/15/28 #	203,000	172,703
Entegris Escrow
144A 4.75% 4/15/29 #	90,000	79,477
144A 5.95% 6/15/30 #	525,000	480,343
Fidelity National Information Services 4.70% 7/15/27 *	30,000	28,922
Iron Mountain 144A 5.25% 7/15/30 #	1,150,000	954,109
NCR
144A 5.00% 10/1/28 #	318,000	250,816
144A 5.125% 4/15/29 #	928,000	697,893
144A 5.25% 10/1/30 #	106,000	80,194
144A 5.75% 9/1/27 #	113,000	102,659
144A 6.125% 9/1/29 #	144,000	124,229
Nielsen Finance
144A 5.625% 10/1/28 #	283,000	281,497
144A 5.875% 10/1/30 #	236,000	235,552
PayPal Holdings
3.90% 6/1/27 *	20,000	19,183
4.40% 6/1/32	55,000	51,314
Sabre GLBL
144A 7.375% 9/1/25 #	42,000	37,673
144A 9.25% 4/15/25 #	103,000	98,753
Sensata Technologies 144A 4.00% 4/15/29 #	360,000	298,690
SS&C Technologies 144A 5.50% 9/30/27 #	875,000	799,998
Workday
3.50% 4/1/27 *	10,000	9,264
3.70% 4/1/29	20,000	17,961
3.80% 4/1/32 *	20,000	17,383
		4,978,899
Transportation — 0.15%
American Airlines 144A 5.75% 4/20/29 #	65,000	56,828
Burlington Northern Santa Fe
2.875% 6/15/52	55,000	36,066
4.45% 1/15/53	65,000	56,565
Lima Metro Line 2 Finance 144A 5.875% 7/5/34 #	96,012	91,227
		240,686
Total Corporate Bonds (cost $60,548,421)		50,537,120

Municipal Bonds — 0.03%
Commonwealth of Puerto Rico(Restructured)
Series A-1 3.045% 7/1/24^	4,490	4,129
Series A-1 4.00% 7/1/33	13,494	11,897
Series A-1 4.00% 7/1/35	9,800	8,401
Series A-1 4.00% 7/1/37	10,410	8,569
Series A-1 4.38% 7/1/33^	17,366	9,602
Series A-1 5.625% 7/1/29	11,348	11,626
Total Municipal Bonds (cost $62,580)		54,224

Non-Agency Commercial Mortgage-Backed Securities — 0.48%
BANK
Series 2020-BN26 A4 2.403% 3/15/63	220,000	181,261
Series 2021-BN32 A5 2.643% 4/15/54	250,000	205,714
Benchmark Mortgage Trust
Series 2020-B17 A5 2.289% 3/15/53	225,000	183,528
Series 2022-B33 A5 3.458% 3/15/55	225,000	196,674
Total Non-Agency Commercial Mortgage-Backed Securities (cost $767,144)		767,177

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Principal amount°	Value (US $)
Loan Agreements — 6.02%
Advantage Sales & Marketing Tranche B-1 7.053% (LIBOR01M + 4.50%) 10/28/27 ●	1,025,844	$920,054
Amynta Agency Borrower Tranche B 1st Lien 7.615% (LIBOR01M + 4.50%) 2/28/25 ●	990,130	962,488
Applied Systems 2nd Lien 8.462% (LIBOR03M + 5.50%) 9/19/25 ●	454,649	448,966
Ascent Resources Utica Holdings 2nd Lien 11.455% (LIBOR03M + 9.00%) 11/1/25 ●	133,000	139,650
CNT Holdings I 2nd Lien 9.498% (SOFR01M + 6.75%) 11/6/28 ●	243,000	231,457
Consolidated Communications Tranche B-1 6.063% (LIBOR01M + 3.50%) 10/2/27 ●	178,501	155,519
CP Atlas Buyer Tranche B 6.615% (LIBOR01M + 3.50%) 11/23/27 ●	555,260	486,470
Edelman Financial Engines Center 2nd Lien 9.865% (LIBOR01M + 6.75%) 7/20/26 ●	3,924	3,493
Electron Bidco 5.819% (LIBOR01M + 3.00%) 11/1/28 ●	248,750	236,364
Endo Luxembourg Finance I 12.25% (LIBOR03M + 6.00%) 3/27/28 ●	246,250	209,928
Ensemble RCM 6.556% (LIBOR03M + 3.75%) 8/3/26 ●	245,570	240,198
Foresight Energy Operating Tranche A 11.674% (LIBOR03M + 8.00%) 6/30/27 ●	212,963	210,833
Form Technologies Tranche B 7.48% (LIBOR03M + 4.50%) 7/22/25 ●	1,321,828	1,173,122
Frontier Communications Tranche B 7.438% (LIBOR03M + 3.75%) 5/1/28 ●	246,250	230,244
Jones DesLauriers Insurance Management 1st Lien 6.063% (CDOR03M + 4.25%) 3/27/28 ●	551,797	383,483
7.748% (CDOR03M + 4.25%) 3/27/28 ●	125,682	87,801
Jones DesLauriers Insurance Management 2nd Lien 10.998% (CDOR03M + 7.50%) 3/26/29 ●	281,669	195,752
10.998% (CDOR03M + 7.50%) 3/26/29 ●	28,331	19,792
Lealand Finance 6.115% (LIBOR01M + 3.00%) 6/30/24 ●	15,843	9,902
LSF11 A5 HoldCo 6.359% (SOFR01M + 3.61%) 10/15/28 ●	248,750	233,359
Madison Iaq 6.815% (LIBOR03M + 3.25%) 6/21/28 ●	246,875	228,668
Medline Borrower 6.365% (LIBOR01M + 3.25%) 10/23/28 ●	248,750	229,299
Mileage Plus Holdings 8.777% (LIBOR03M + 5.25%) 6/21/27 ●	167,975	168,905
MLN US HoldCo Tranche B 1st Lien 8.252% (LIBOR03M + 4.50%) 11/30/25 ●	927,107	574,227
MLN US HoldCo Tranche B 2nd Lien 12.502% (LIBOR03M + 8.75%) 11/30/26 ●	470,000	176,250
Peraton Tranche B 1st Lien 6.865% (LIBOR01M + 3.75%) 2/1/28 ●	251,660	239,172
Polaris Newco 1st Lien 7.098% (LIBOR03M + 4.00%) 6/2/28 ●	247,500	229,030
Sovos Compliance 1st Lien 7.615% (LIBOR01M + 4.50%) 8/11/28 ●	248,309	237,756
Swf Holdings I 7.602% (LIBOR03M + 4.00%) 10/6/28 ●	168,155	132,002
Trident TPI Holdings 1st Lien Tranche B-3	216,755	217,161
7.674% (LIBOR03M + 4.00%) 9/15/28 ●
7.674% (LIBOR03M + 4.00%) 9/15/28 ●	19,325	18,382

	Principal amount°	Value (US $)
Loan Agreements (continued)
U.S. Renal Care Tranche B 1st Lien 7.563% (LIBOR01M + 5.00%) 6/26/26 ●	359,597	$259,629
United Airlines Tranche B 6.533% (LIBOR03M + 3.75%) 4/21/28 ●	246,250	236,054
United PF Holdings 1st Lien 12.174% (LIBOR03M + 8.50%) 12/30/26 ●	133,280	127,949
Total Loan Agreements (cost $10,949,679)		9,653,359

US Treasury Obligations — 4.33%
US Treasury Bonds 2.875% 5/15/52	200,000	167,781
US Treasury Floating Rate Note 3.405% (USBMMY3M + 0.04%) 7/31/24 ●	525,000	524,404
US Treasury Notes
0.125% 4/30/23	4,900,000	4,790,459
2.625% 4/15/25	720,000	691,566
2.75% 5/15/25	695,000	668,910
2.75% 8/15/32 *	105,000	96,026
Total US Treasury Obligations (cost $7,032,530)		6,939,146

	Number of shares
Common Stocks — 47.08%
Basic Industry — 0.77%
Air Liquide	10,670	1,219,571
Westmoreland Coal =, †	7,276	18,372
		1,237,943
Capital Goods — 0.52%
Otis Worldwide	6,260	399,388
Parker-Hannifin	1,770	428,889
		828,277
Communication Services — 0.63%
Cellnex Telecom 144A #	15,458	476,826
Vantage Towers	20,442	528,835
		1,005,661
Communications — 0.44%
Orange	77,910	704,660
		704,660
Consumer Cyclical — 2.67%
adidas AG	7,550	867,957
H & M Hennes & Mauritz Class B *	57,870	535,014
Knorr-Bremse	13,620	584,887
Securitas Class B *	102,280	710,032
Seven & i Holdings	8,000	321,360
Sodexo	13,470	1,011,602
Studio City International Holdings ADR *, †	35,484	77,710
Studio City International Holdings ADR	60,131	131,687
True Religion Apparel =, †	2	45,804
		4,286,053
Consumer Discretionary — 0.29%
Archaea Energy †	25,756	463,866
		463,866
Consumer Non-Cyclical — 15.52%
Asahi Group Holdings	18,800	586,110
Clorox	10,550	1,354,514
Conagra Brands	31,990	1,043,834
Danone	21,490	1,016,162
Diageo	31,680	1,333,523
Essity Class B	39,510	780,591
Fresenius Medical Care AG & Co.	21,570	607,692
Henry Schein †	21,680	1,425,894
Ingredion	13,490	1,086,215
Kao	25,300	1,029,466
Kimberly-Clark	11,550	1,299,837
Koninklijke Ahold Delhaize	52,740	1,343,364
Lamb Weston Holdings	20,890	1,616,468
Merck & Co.	19,690	1,695,703
Nestle	15,310	1,655,889
Novo Nordisk Class B	13,470	1,341,852
Pfizer	26,720	1,169,267
Roche Holding	3,190	1,038,449
Smith & Nephew	116,180	1,341,041
Swatch Group	4,210	945,560
Unilever	26,440	1,161,770
		24,873,201
Consumer Staples — 0.49%
Archer-Daniels-Midland	4,471	359,692
Bunge	5,146	424,905
		784,597
Energy — 4.78%
Aker BP *	1	19
Chesapeake Energy *	7,551	711,380
Chord Energy	1,054	144,156
Enbridge	13,027	483,037

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Energy (continued)
Enviva	10,161	$610,270
EOG Resources	7,035	786,020
EQT	8,292	337,899
Foresight Energy =, †	31,163	463,708
KCA Deutag International =	7,610	525,090
Kimbell Royalty Partners *	39,203	665,667
Occidental Petroleum	6,323	388,548
Parex Resources	26,638	388,959
Schlumberger	10,928	392,315
Shell	26,347	653,615
TC Energy *	11,152	449,196
Valero Energy	6,099	651,678
		7,651,557
Financial Services — 0.00%
New Cotai <<, =	318,315	0
Riverbed Holdings =, †	31,305	7,826
		7,826
Industrials — 3.35%
Aena SME 144A #, †	4,613	478,735
ALEATICA †	682,694	576,270
Atlas Arteria	101,816	405,437
CCR	198,206	461,495
East Japan Railway	9,000	461,561
Enav 144A #, †	141,969	516,602
Intertek Group	14,630	600,255
Makita	21,300	413,334
Sacyr	247,901	541,855
Transurban Group	57,172	451,511
Vinci	5,763	466,001
		5,373,056
Materials — 3.26%
Alcoa	4,284	144,200
Anglo American	16,780	503,833
BHP Group	41,205	1,024,279
CF Industries Holdings	3,439	331,004
ERO Copper †	32,582	360,175
Hudbay Minerals	56,639	228,255
Kinross Gold	79,119	297,488
Newmont	10,165	427,235
Nutrien *	9,806	817,624
Pan American Silver	11,047	175,620
Vale ADR	43,820	583,682
Wheaton Precious Metals	10,237	331,269
		5,224,664
Real Estate — 0.94%
Mitsubishi Estate	22,200	292,511
Mitsui Fudosan	16,200	308,610
Nyfosa	6,220	35,914
Tokyo Tatemono	15,000	213,426
Weyerhaeuser	22,961	655,766
		1,506,227
REIT Diversified — 1.01%
Abacus Property Group	2,760	4,407
Activia Properties	20	58,657
Ascendas Real Estate Investment Trust	52,800	98,490
Azrieli Group	1,580	107,832
Capitaland Investment	67,200	161,674
CK Asset Holdings	55,500	333,188
Dios Fastigheter	3,740	23,593
Fastighets Balder †	4,660	18,601
Hang Lung Properties	16,000	26,274
Ingenia Communities Group	62,160	148,055
Inmobiliaria Colonial Socimi	3,170	15,305
Intershop Holding	30	18,881
Mapletree Logistics Trust	154,800	167,261
New World Development	20,000	56,802
NIPPON REIT Investment	65	165,681
Samhallsbyggnadsbolaget i Norden *	27,860	30,328
Sun Hung Kai Properties	13,000	143,472
TAG Immobilien	4,130	32,960
		1,611,461
REIT Healthcare — 0.44%
Alexandria Real Estate Equities	1,800	252,342
Assura	112,150	67,118
CareTrust REIT	2,310	41,834
Healthpeak Properties	3,240	74,261
Impact Healthcare Reit	15,590	17,860
Sabra Health Care REIT	2,510	32,931
Universal Health Realty Income Trust	1,620	70,000
Welltower	2,300	147,936
		704,282
REIT Hotel — 0.40%
Gaming and Leisure Properties	6,220	275,173
VICI Properties	12,130	362,080
		637,253
REIT Industrial — 1.40%
AIMS APAC REIT	8,900	7,912
Duke Realty	7,930	382,226
GLP J-Reit	50	55,452
Granite Real Estate Investment Trust	3,280	158,307

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Industrial (continued)	95	$107,648
Industrial & Infrastructure Fund Investment
Mapletree Industrial Trust	58,100	96,144
Prologis	8,500	863,600
Rexford Industrial Realty	4,590	238,680
Segro	16,550	138,091
Sirius Real Estate	105,370	83,179
Tritax Big Box REIT	78,300	118,161
		2,249,400
REIT Lodging — 0.06%
Apple Hospitality REIT	5,190	72,972
Pandox †	1,800	19,057
		92,029
REIT Mall — 0.24%
Simon Property Group	4,300	385,925
		385,925
REIT Manufactured Housing — 0.24%
Equity LifeStyle Properties	4,740	297,862
Sun Communities	600	81,198
		379,060
REIT Multifamily — 1.45%
Apartment Income REIT	4,000	154,480
AvalonBay Communities	2,210	407,060
Camden Property Trust	2,430	290,264
Canadian Apartment Properties REIT	2,700	82,289
Daiwa Securities Living Investments	200	158,532
Equity Residential	4,890	328,706
Essex Property Trust	1,380	334,277
Grainger	33,930	86,907
Killam Apartment Real Estate Investment Trust	9,020	99,580
Kojamo	10,050	129,434
UDR	2,080	86,757
Vonovia	7,980	172,223
		2,330,509
REIT Office — 0.73%
Allied Properties Real Estate Investment Trust	5,340	105,768
Boston Properties	630	47,231
Castellum *	7,780	87,172
Cousins Properties	3,310	77,288
Daiwa Office Investment	16	74,426
Equity Commonwealth	2,290	55,784
Highwoods Properties	4,430	119,433
Hudson Pacific Properties	2,410	26,390
Kilroy Realty	4,710	198,338
Nomura Real Estate Holdings	7,100	160,348
Piedmont Office Realty Trust Class A	11,980	126,509
Wihlborgs Fastigheter	14,580	87,596
		1,166,283
REIT Retail — 0.19%
CapitaLand Integrated Commercial Trust	4,600	6,119
Deutsche EuroShop	820	18,460
Japan Metropolitan Fund Invest	70	52,557
Lendlease Global Commercial REIT	23,900	12,664
Link REIT	31,523	220,046
		309,846
REIT Self-Storage — 0.78%
Extra Space Storage	2,700	466,317
Life Storage	2,550	282,438
Public Storage	1,170	342,588
Safestore Holdings	16,360	152,258
		1,243,601
REIT Shopping Center — 0.34%
Federal Realty Investment Trust	470	42,356
First Capital Real Estate Investment Trust	10,110	110,662
Regency Centers	1,200	64,620
Retail Opportunity Investments	8,890	122,326
Shopping Centres Australasia Property Group	87,130	131,380
SITE Centers	7,470	80,004
		551,348
REIT Single Tenant — 0.20%
Four Corners Property Trust	2,580	62,410
Orion Office REIT	2,400	21,000
Realty Income	2,570	149,574
Spirit Realty Capital	2,230	80,637
		313,621
REIT Specialty — 0.47%
Civitas Social Housing	43,150	31,509
Essential Properties Realty Trust	2,380	46,291

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Specialty (continued)
Innovative Industrial Properties	980	$86,730
Invitation Homes	11,970	404,227
Waypoint REIT	118,640	180,062
		748,819
Services — 0.04%
Laureate Education	5,687	59,998
		59,998
Technology — 2.42%
Amadeus IT Group †	31,050	1,439,560
Digital Realty Trust	1,440	142,819
Equinix	580	329,927
SAP	14,740	1,201,239
Visa Class A *	4,280	760,342
		3,873,887
Utilities — 3.01%
APA Group	36,517	224,687
Enel	111,628	457,812
Hydro One 144A #	19,244	470,599
National Grid	45,964	473,159
Orsted 144A #	5,771	459,953
PPL	17,443	442,180
Severn Trent	17,718	463,177
Snam	115,353	466,249
SSE	27,228	459,772
Terna - Rete Elettrica Nazionale	76,543	466,187
United Utilities Group	44,955	443,893
		4,827,668
Total Common Stocks (cost $95,174,423)		75,432,578

Preferred Stock — 0.01%
True Religion Apparel 0.000% =, ω	2	10,280
Total Preferred Stock (cost $33,831)		10,280

Exchange-Traded Funds — 4.16%
SPDR S&P Global Natural Resources ETF	17,878	884,246
Vanguard Global ex- U.S. Real Estate ETF	310	11,829
Vanguard High Dividend Yield ETF	34,973	3,318,238
Vanguard International High Dividend Yield ETF	44,867	2,334,879
Vanguard Real Estate ETF	110	8,819
Vanguard S&P 500 ETF	340	111,622
Total Exchange-Traded Funds (cost $7,862,656)		6,669,633

Master Limited Partnerships — 0.37%
Black Stone Minerals	37,650	589,223
Total Master Limited Partnerships (cost $408,028)		589,223

Rights — 0.11%
Securitas †	421,720	175,944
Total Rights (cost $240,335)		175,944

Warrant — 0.01%
California Resources †	1,167	12,137
Total Warrant (cost $101,593)		12,137

Short-Term Investments — 0.29%
Money Market Mutual Funds — 0.29%	117,972	117,972
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	117,972	117,972
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	117,972	117,972
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	117,972	117,972
Total Short-Term Investments (cost $471,888)		471,888
Total Value of Securities Before Securities Lending Collateral—98.01% (cost $190,134,261)		157,056,745

	Number of shares	Value (US $)
Securities Lending Collateral** — 3.64%
Money Market Mutual Fund — 3.64%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	5,826,401	$5,826,401
Total Securities Lending Collateral (cost $5,826,401)		5,826,401
Total Value of Securities—101.65% (cost $195,960,662)		$162,883,146■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
ω	Perpetual security with no stated maturity date.
†	Non-income producing security.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
†	Non-income producing security. Security is currently in default.
>>	PIK. 100% of the income received was in the form of principal.
>	PIK. 100% of the income received was in the form of cash.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $38,979,971, which represents 24.33% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
*	Fully or partially on loan.
Ψ	Perpetual security. Maturity date represents next call date.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2022. Rate will reset at a future date.
>>>	PIK. 62.50% of the income received was in cash and 37.50% was in principal.
■	Includes $11,251,357 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $5,805,287.

The following foreign currency exchange contracts and futures contracts were outstanding at September 30, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	AUD	(3,971)	USD	2,551	10/4/22	$—	$(2)
BNYM	CAD	(5,040)	USD	3,673	10/3/22	24	—
BNYM	CAD	(4,570)	USD	3,324	10/4/22	—	(2)
BNYM	CHF	(20,144)	USD	20,414	10/4/22	—	(59)
BNYM	DKK	(144,704)	USD	19,051	10/3/22	—	(27)
BNYM	EUR	(40,282)	USD	39,418	10/3/22	—	(68)
BNYM	EUR	(80,139)	USD	78,573	10/4/22	14	—
BNYM	GBP	(34,310)	USD	37,906	10/3/22	—	(405)
BNYM	GBP	(43,624)	USD	48,732	10/4/22	31	—
BNYM	HKD	(61,192)	USD	7,791	10/5/22	—	(5)
BNYM	ILS	(12,605)	USD	3,586	10/3/22	51	—
BNYM	JPY	(7,402,108)	USD	51,163	10/3/22	5	—
BNYM	JPY	(776,260)	USD	5,359	10/4/22	—	(5)
BNYM	SGD	(12,593)	USD	8,770	10/4/22	2	—

Schedules of investments

Delaware Ivy Multi-Asset Income Fund

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
TD	CAD	(1,010,000)	USD	783,260	11/18/22	$52,098	$—
Total Foreign Currency Exchange Contracts						$52,225	$(573)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
4	US Treasury 2 yr Notes	$821,563	$834,957	12/30/22	$(13,394)	$(594)
2	US Treasury 10 yr Notes	224,125	235,724	12/20/22	(11,599)	(781)
2	US Treasury Long Bonds	252,812	274,505	12/20/22	(21,693)	(1,313)
Total Futures Contracts			$1,345,186		$(46,686)	$(2,688)

The use of foreign exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

CDOR03M – 3 Month Canadian Dollar Offered Rate

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SPDR – Standard & Poor’s Depositary Receipt

TD – TD Bank

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – European Monetary Unit

GBP – British Pound Sterling

HKD – Hong Kong Dollar

ILS – Israeli New Shekel

JPY – Japanese Yen

SGD – Singapore Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Strategic Income Fund

September 30, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 6.23%
Fannie Mae REMIC Series 2014-34 MA 3.00% 2/25/44	63,576	$60,832
Freddie Mac REMIC Series 4348 ME 2.50% 6/15/39	11,169	11,153
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2022-DNA2 M2 144A 6.031% (SOFR + 3.75%) 2/25/42 #, ●	3,000,000	2,741,254
Freddie Mac Structured Agency Credit Risk REMICs Trust
Series 2021-DNA5 M2 144A 3.931% (SOFR + 1.65%) 1/25/34 #, ●	2,604,993	2,540,282
Series 2021-HQA1 M2 144A 4.531% (SOFR + 2.25%) 8/25/33 #, ●	3,000,000	2,748,913
Series 2022-DNA1 M2 144A 4.781% (SOFR + 2.50%) 1/25/42 #, ●	3,000,000	2,617,495
GNMA Series 2015-151 KC 3.50% 4/20/34	24,278	23,659
Total Agency Collateralized Mortgage Obligations (cost $11,747,270)		10,743,588

Convertible Bonds — 0.71%
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	875,000	782,775
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	518,000	443,667
Total Convertible Bonds (cost $1,285,581)		1,226,442

Corporate Bonds — 59.09%
Banking — 10.28%
Australia & New Zealand Banking Group 144A 4.50% 3/19/24 #	1,100,000	1,085,681
Banco BBVA Peru 5.25% 9/22/29 µ	125,000	119,612
Banco de Credito del Peru 144A 4.25% 4/1/23 #	550,000	548,045
Banco del Estado de Chile 144A 2.704% 1/9/25 #	1,300,000	1,218,540
Banco General 144A 5.25% 5/7/31 #, µ, Ψ	200,000	171,259
Banco Internacional del Peru 144A 3.25% 10/4/26 #	1,500,000	1,360,385
Banco Santander Mexico
144A 4.125% 11/9/22 #	1,150,000	1,149,120
144A 5.95% 10/1/28 #, µ	350,000	338,683
Bank of America
3.593% 7/21/28 µ	700,000	632,900
4.375% 1/27/27 µ, Ψ	115,000	92,575
4.571% 4/27/33 µ	120,000	107,644
6.125% 4/27/27 µ, Ψ	145,000	137,387
BBVA Bancomer
144A 1.875% 9/18/25 #	600,000	538,171
144A 5.875% 9/13/34 #, µ	600,000	514,584
5.875% 9/13/34 µ	200,000	171,528
Citigroup 5.61% 9/29/26 µ	540,000	537,396
Corp. Financiera de Desarrollo 144A 2.40% 9/28/27 #	500,000	415,557
Credit Suisse Group 144A 6.442% 8/11/28 #, µ	625,000	582,015
Deutsche Bank 3.742% 1/7/33 µ	603,000	391,823
Fifth Third Bancorp 4.337% 4/25/33 µ	145,000	128,739
Goldman Sachs Group 3.814% 4/23/29 µ	700,000	621,598
Hana Bank 144A 3.50% 10/19/26 #, µ, Ψ	200,000	180,537
ICICI Bank 144A 4.00% 3/18/26 #	1,200,000	1,144,270
Itau Unibanco Holding 144A 3.25% 1/24/25 #	470,000	445,325
JPMorgan Chase & Co.
3.54% 5/1/28 µ	600,000	543,754
4.00% 4/1/25 µ, Ψ	400,000	330,000
4.586% 4/26/33 *, µ	95,000	85,622
KeyCorp 4.789% 6/1/33 µ	211,000	193,766
NBK SPC 144A 1.625% 9/15/27 #, µ	1,800,000	1,549,282
NBK Tier 1 144A 3.625% 8/24/26 #, µ, Ψ	206,000	175,790

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
NBK Tier 1 Financing 2 144A 4.50% 8/27/25 #, µ, Ψ		300,000	$268,993
PNC Financial Services Group 6.00% 5/15/27 *, µ, Ψ		110,000	102,300
Power Finance 3.90% 9/16/29		1,100,000	934,882
SVB Financial Group 4.57% 4/29/33 µ		210,000	184,359
US Bancorp
2.215% 1/27/28 *, µ		130,000	114,684
2.677% 1/27/33 *, µ		135,000	108,680
Wells Fargo & Co.
4.611% 4/25/53 µ		190,000	154,648
4.808% 7/25/28 *, µ		380,000	362,808
			17,742,942
Basic Industry — 2.07%
AngloGold Ashanti Holdings
3.75% 10/1/30		350,000	271,987
6.50% 4/15/40		120,000	105,433
First Quantum Minerals 144A 6.875% 10/15/27 #		305,000	275,180
GUSAP III 144A 4.25% 1/21/30 #		900,000	790,934
Industrias Penoles 144A 4.15% 9/12/29 #		700,000	606,666
Suzano Austria 2.50% 9/15/28		1,000,000	783,500
Westlake 1.625% 7/17/29	EUR	1,000,000	738,101
			3,571,801
Brokerage — 2.30%
Citadel Finance 144A 3.375% 3/9/26 #		800,000	706,543
Compass Group Diversified Holdings 144A 5.25% 4/15/29 #		754,000	592,731
LPL Holdings 144A 4.00% 3/15/29 #		102,000	87,701
NFP 144A 6.875% 8/15/28 #		1,687,000	1,318,652
StoneX Group 144A 8.625% 6/15/25 #		478,000	483,781
XP 144A 3.25% 7/1/26 #		900,000	779,130
			3,968,538
Capital Goods — 2.64%
Ahern Rentals 144A 7.375% 5/15/23 #		455,000	308,785
BAE Systems Holdings 144A 3.80% 10/7/24 #		500,000	486,228
Canpack 144A 3.875% 11/15/29 #		170,000	133,161
CP Atlas Buyer 144A 7.00% 12/1/28 #		140,000	104,469
DAE Funding 144A 1.55% 8/1/24 #		300,000	274,323
GFL Environmental 144A 5.125% 12/15/26 #		76,000	70,870
Madison IAQ 144A 4.125% 6/30/28 #		42,000	33,797
NESCO Holdings II 144A 5.50% 4/15/29 #		612,000	510,879
SAN Miguel Industrias Pet 144A 3.50% 8/2/28 #		450,000	364,459
Standard Industries
144A 4.375% 7/15/30 #		1,392,000	1,068,235
144A 4.75% 1/15/28 #		38,000	32,196
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #		200,000	184,509
Wesco Aircraft Holdings
144A 8.50% 11/15/24 #		807,000	423,675
144A 9.00% 11/15/26 #, *		876,000	528,491
144A 13.125% 11/15/27 #		131,000	39,627
			4,563,704
Communications — 6.22%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #		881,000	699,510
Altice Financing 144A 5.75% 8/15/29 #		535,000	410,671
ATP Tower Holdings 144A 4.05% 4/27/26 #		300,000	238,813
CCO Holdings
144A 4.25% 2/1/31 #		41,000	31,518
144A 4.50% 8/15/30 #		530,000	420,452
Colombia Telecomunicaciones 144A 4.95% 7/17/30 #		200,000	152,409
Consolidated Communications
144A 5.00% 10/1/28 #		146,000	101,815
144A 6.50% 10/1/28 #		307,000	230,250
Crown Castle International 3.70% 6/15/26		800,000	752,117
CSC Holdings
144A 5.375% 2/1/28 #		343,000	300,026
144A 5.75% 1/15/30 #		248,000	176,725

Schedules of investments

Delaware Ivy Strategic Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Communications (continued)
Digicel Group Holdings 144A PIK 7.00% 10/21/22 #, Ψ, >>		114,555	$20,047
144A PIK 8.00% 4/1/25 #, >>>		248,560	98,432
Digicel International Finance
144A 8.00% 12/31/26 #		210,426	129,032
144A 8.75% 5/25/24 #		1,132,000	1,037,965
Directv Financing 144A 5.875% 8/15/27 #		390,000	337,106
Frontier Communications Holdings
144A 5.00% 5/1/28 #		203,000	174,554
144A 5.875% 10/15/27 #		336,000	301,899
5.875% 11/1/29		338,226	269,235
144A 6.00% 1/15/30 #		216,000	170,143
144A 6.75% 5/1/29 #, *		219,000	181,178
Globo Comunicacao e Participacoes 144A 4.875% 1/22/30 #		200,000	150,784
IHS Holding 144A 5.625% 11/29/26 #		200,000	159,250
Ligado Networks 144A PIK 15.50% 11/1/23 #, >>		1,131,932	526,348
Matterhorn Telecom 3.125% 9/15/26	EUR	69,000	59,255
Millicom International Cellular 144A 4.50% 4/27/31 #		200,000	143,044
Network i2i 144A 5.65% 1/15/25 #, µ, Ψ		250,000	228,636
Northwest Fiber
144A 6.00% 2/15/28 #		197,000	153,089
144A 10.75% 6/1/28 #		159,000	148,294
SK Telecom 144A 3.75% 4/16/23 #		500,000	496,097
Stagwell Global 144A 5.625% 8/15/29 #		339,000	279,463
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #		700,000	508,854
Telesat Canada
144A 5.625% 12/6/26 #		743,000	356,529
144A 6.50% 10/15/27 #		145,000	53,930
Uniti Group 144A 4.75% 4/15/28 #		60,000	47,539
VTR Comunicaciones 144A 4.375% 4/15/29 #		295,000	183,542
Warnermedia Holdings
144A 3.755% 3/15/27 #		370,000	331,501
144A 4.054% 3/15/29 #		55,000	47,569
144A 4.279% 3/15/32 #		60,000	49,438
144A 5.141% 3/15/52 #		235,000	171,251
Windstream Escrow 144A 7.75% 8/15/28 #, *		482,000	400,084
			10,728,394
Consumer Cyclical — 8.46%
Alibaba Group Holding 3.40% 12/6/27		1,000,000	901,188
Alsea 144A 7.75% 12/14/26 #		1,570,000	1,462,165
Aptiv 3.25% 3/1/32		55,000	43,857
Arches Buyer
144A 4.25% 6/1/28 #		621,000	485,737
144A 6.125% 12/1/28 #		463,000	359,269
Arcos Dorados 144A 6.125% 5/27/29 #		845,000	767,121
B2W Digital 144A 4.375% 12/20/30 #		200,000	136,392
BorgWarner 1.00% 5/19/31	EUR	1,000,000	701,463
Carnival
144A 5.75% 3/1/27 #		291,000	204,508
144A 7.625% 3/1/26 #		963,000	733,339
144A 9.875% 8/1/27 #		203,000	199,313
144A 10.50% 2/1/26 #		446,000	441,966
Cars.com 144A 6.375% 11/1/28 #		294,000	251,191
DR Horton 2.60% 10/15/25		800,000	735,329
Falabella 144A 3.75% 10/30/27 #		500,000	451,655
General Motors 5.40% 10/15/29		60,000	55,400
Hyundai Capital Services 144A 3.75% 3/5/23 #		900,000	893,890
JSM Global 144A 4.75% 10/20/30 #		1,000,000	704,775
Kia 144A 1.75% 10/16/26 #		200,000	172,704
Lithia Motors
144A 3.875% 6/1/29 #		222,000	178,525
144A 4.375% 1/15/31 #		162,000	132,868
144A 4.625% 12/15/27 #		17,000	14,792
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #		478,000	427,220
Michaels
144A 5.25% 5/1/28 #, *		351,000	247,144
144A 7.875% 5/1/29 #		852,000	493,184
PetSmart 144A 7.75% 2/15/29 #		590,000	528,369

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	360,000	$253,015
Sands China 5.625% 8/8/25	600,000	544,512
Staples
144A 7.50% 4/15/26 #	1,435,000	1,206,914
144A 10.75% 4/15/27 #	1,000,000	742,545
VICI Properties
4.95% 2/15/30	50,000	45,292
5.125% 5/15/32	95,000	84,418
		14,600,060
Consumer Non-Cyclical — 5.51%
American Greetings 144A 8.75% 4/15/25 #	118,000	113,508
Anheuser-Busch InBev Worldwide 4.00% 4/13/28	850,000	808,783
Bacardi 144A 4.45% 5/15/25 #	1,100,000	1,055,729
Bayer US Finance II 144A 2.85% 4/15/25 #	1,000,000	935,016
CSL Finance
144A 4.05% 4/27/29 #	75,000	69,174
144A 4.75% 4/27/52 #	120,000	103,669
DP World 4.70% 9/30/49	200,000	151,980
DP World Crescent 3.875% 7/18/29	600,000	544,259
Encompass Health 4.625% 4/1/31	155,000	122,799
Endo Luxembourg Finance I 144A 6.125% 4/1/29 #, †	42,000	33,220
Grifols Escrow Issuer 144A 4.75% 10/15/28 #	147,000	113,875
Hadrian Merger Sub 144A 8.50% 5/1/26 #	239,000	219,543
JBS USA LUX
144A 3.00% 2/2/29 #	268,000	219,614
144A 3.625% 1/15/32 #	400,000	313,310
Kronos Acquisition Holdings 144A 5.00% 12/31/26 #	306,000	268,905
MajorDrive Holdings IV 144A 6.375% 6/1/29 #	743,000	513,227
MARB BondCo 144A 3.95% 1/29/31 #	200,000	145,063
Medline Borrower
144A 3.875% 4/1/29 #	579,000	465,137
144A 5.25% 10/1/29 #, *	103,000	77,964
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #, *	402,000	327,419
P&L Development 144A 7.75% 11/15/25 #	580,000	436,044
Par Pharmaceutical 144A 7.50% 4/1/27 #, †	342,000	270,994
Performance Food Group 144A 4.25% 8/1/29 #	190,000	158,568
Pilgrim’s Pride 144A 4.25% 4/15/31 #	433,000	346,523
Reynolds American 4.45% 6/12/25	800,000	773,838
Simmons Foods 144A 4.625% 3/1/29 #	187,000	153,295
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28	400,000	368,036
US Renal Care 144A 10.625% 7/15/27 #	851,000	396,615
		9,506,107
Electric — 3.51%
Adani Electricity Mumbai 144A 3.949% 2/12/30 #	620,000	469,403
Adani Transmission 4.25% 5/21/36	175,000	142,503
Colbun 144A 4.50% 7/10/24 #	1,700,000	1,670,250
Comision Federal de Electricidad 144A 3.875% 7/26/33 #	750,000	524,621
Enel Chile 4.875% 6/12/28	840,000	778,611
Fells Point Funding Trust 144A 3.046% 1/31/27 #	155,000	138,296
Grupo Energia Bogota 144A 4.875% 5/15/30 #	200,000	171,910
Kallpa Generacion 144A 4.875% 5/24/26 #	1,000,000	927,120
Minejesa Capital 5.625% 8/10/37	200,000	143,275
Perusahaan Listrik Negara 144A 5.45% 5/21/28 #	700,000	668,349
TerraForm Power Operating 144A 5.00% 1/31/28 #	115,000	101,474
Vistra Operations
144A 4.30% 7/15/29 #	52,000	44,377
144A 4.375% 5/1/29 #	182,000	151,786
144A 5.00% 7/31/27 #	132,000	119,524
		6,051,499
Energy — 8.42%
Aker BP 144A 3.75% 1/15/30 #	700,000	596,032

Schedules of investments

Delaware Ivy Strategic Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	96,000	$85,613
144A 7.00% 11/1/26 #	236,000	227,782
144A 8.25% 12/31/28 #	25,000	24,070
Bellatrix Exploration
8.50% 9/11/23 =	228,000	0
12.50% 12/15/23 =	249,000	0
BP Capital Markets America 2.721% 1/12/32	285,000	231,789
Callon Petroleum
144A 7.50% 6/15/30 #	1,605,000	1,408,307
144A 8.00% 8/1/28 #	75,000	69,336
Cosan 144A 5.50% 9/20/29 #	700,000	632,793
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	210,000	190,500
144A 6.00% 2/1/29 #	49,000	43,922
Ecopetrol 6.875% 4/29/30	49,000	41,266
Energy Transfer 6.50% 11/15/26 µ, Ψ	267,000	233,252
EQM Midstream Partners 144A 4.75% 1/15/31 #	2,475,000	1,970,347
Ferrellgas 144A 5.375% 4/1/26 #	187,000	164,776
Genesis Energy
7.75% 2/1/28	345,000	300,561
8.00% 1/15/27	590,000	518,445
Geopark 144A 5.50% 1/17/27 #	600,000	469,264
Inversiones Latin America Power 144A 5.125% 6/15/33 #	391,780	191,975
Laredo Petroleum 10.125% 1/15/28	351,000	337,808
Mesquite Energy 144A 7.25% 2/15/23 #, †	122,000	1,220
Moss Creek Resources Holdings
144A 7.50% 1/15/26 #	601,000	525,163
144A 10.50% 5/15/27 #, *	33,000	30,773
Murphy Oil 6.375% 7/15/28	2,427,000	2,297,022
NuStar Logistics
6.00% 6/1/26	1,210,000	1,110,175
6.375% 10/1/30	1,225,000	1,050,892
Petrobras Global Finance 5.60% 1/3/31 *	500,000	455,673
Petroleos Mexicanos 6.70% 2/16/32	237,000	166,647
Petronas Capital 144A 3.50% 4/21/30 #	350,000	319,742
TransCanada PipeLines 4.25% 5/15/28	900,000	834,739
		14,529,884
Financials — 1.23%
Aircastle 4.40% 9/25/23	800,000	785,689
Corp Inmobiliaria Vesta 144A 3.625% 5/13/31 #	400,000	301,234
Country Garden Holdings 7.25% 4/8/26	200,000	74,500
First Abu Dhabi Bank 4.50% 4/5/26 µ, Ψ	200,000	187,319
Greenko Mauritius 144A 6.25% 2/21/23 #	450,000	444,375
Highlands Holdings Bond Issuer 144A PIK 7.625% 10/15/25 #, >	320,897	303,244
Logan Group 5.75% 1/14/25	200,000	32,800
		2,129,161
Industrials — 0.69%
Adtalem Global Education 144A 5.50% 3/1/28 #	653,000	589,101
Booz Allen Hamilton 144A 3.875% 9/1/28 #	74,000	63,807
InRetail Shopping Malls 144A 5.75% 4/3/28 #	600,000	536,577
		1,189,485
Insurance — 1.67%
AIA Group 144A 3.375% 4/7/30 #	200,000	177,928
Ardonagh Midco 2 144A PIK 11.50% 1/15/27 #, >>	850,984	868,004
Brown & Brown
2.375% 3/15/31 *	34,000	25,439
4.95% 3/17/52	121,000	98,414
MetLife 10.75% 8/1/69	530,000	692,358
Sagicor Financial 144A 5.30% 5/13/28 #	1,100,000	1,030,480
		2,892,623
Real Estate Investment Trusts — 0.36%
American Homes 4 Rent 3.625% 4/15/32	105,000	86,716
HAT Holdings I 144A 3.375% 6/15/26 #	87,000	69,925
Trust Fibra Uno 144A 4.869% 1/15/30 #	600,000	458,940
		615,581

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology — 3.21%
Autodesk 2.40% 12/15/31		225,000	$175,387
CDW 3.276% 12/1/28		95,000	79,458
Consensus Cloud Solutions
144A 6.00% 10/15/26 #		97,000	86,006
144A 6.50% 10/15/28 #		233,000	198,225
Entegris Escrow 144A 4.75% 4/15/29 #		215,000	189,861
HCL America 144A 1.375% 3/10/26 #		750,000	657,326
Iron Mountain 144A 5.25% 7/15/30 #		348,000	288,722
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #		1,065,000	825,895
NCR
144A 5.00% 10/1/28 #		314,000	247,661
144A 5.125% 4/15/29 #		1,118,000	840,781
144A 5.25% 10/1/30 #		106,000	80,194
144A 5.75% 9/1/27 #		107,000	97,208
144A 6.125% 9/1/29 #		141,000	121,641
Nielsen Finance
144A 5.625% 10/1/28 #		285,000	283,486
144A 5.875% 10/1/30 #		240,000	239,544
Sabre GLBL
144A 7.375% 9/1/25 #		40,000	35,879
144A 9.25% 4/15/25 #		102,000	97,794
Tencent Holdings 144A 2.985% 1/19/23 #		1,000,000	996,829
			5,541,897
Transportation — 2.52%
Abertis Infraestructuras Finance 3.248% 11/24/25 µ, Ψ	EUR	800,000	638,390
Adani International Container Terminal 144A 3.00% 2/16/31 #		192,000	147,777
Azul Investments 144A 7.25% 6/15/26 #		200,000	123,613
Babcock International Group 1.375% 9/13/27	EUR	1,250,000	1,006,811
Burlington Northern Santa Fe
2.875% 6/15/52		180,000	118,033
4.45% 1/15/53		65,000	56,565
Empresa de Transporte de Pasajeros Metro 144A 3.65% 5/7/30 #, *		600,000	517,355
ENA Master Trust 144A 4.00% 5/19/48 #		200,000	149,381
Grupo Aeromexico 144A 8.50% 3/17/27 #		1,500,000	1,319,774
Lima Metro Line 2 Finance 144A 5.875% 7/5/34 #		96,012	91,227
Rumo Luxembourg 144A 5.25% 1/10/28 #		200,000	181,952
			4,350,878
Total Corporate Bonds (cost $120,052,687)			101,982,554

Municipal Bonds — 0.96%
Commonwealth of Puerto Rico(Restructured) Series A-1 2.986% 7/1/24^		31,434	28,906
Series A-1 4.00% 7/1/33		94,473	83,290
Series A-1 4.00% 7/1/35		68,614	58,822
Series A-1 4.00% 7/1/37		72,882	59,995
Series A-1 4.362% 7/1/33^		121,579	67,224
Series A-1 5.625% 7/1/29		79,450	81,397
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40		1,457,999	1,283,039
Total Municipal Bonds (cost $1,819,636)			1,662,673

Non-Agency Collateralized Mortgage Obligations — 3.17%
Connecticut Avenue Securities Trust Series 2022-R01 1M2 144A 4.181% (SOFR + 1.90%) 12/25/41 #, ●		3,000,000	2,731,889
Series 2022-R02 2M2 144A 5.281% (SOFR + 3.00%) 1/25/42 #, ●		3,000,000	2,738,965
Total Non-Agency Collateralized Mortgage Obligations (cost $6,000,000)			5,470,854

Non-Agency Commercial Mortgage-Backed Securities — 0.50%
BANK Series 2022-BNK39 B 3.348% 2/15/55 ●		600,000	477,460
Benchmark Mortgage Trust Series 2020-B21 C 3.458% 12/17/53 ●		500,000	388,589
Total Non-Agency Commercial Mortgage- Backed Securities (cost $956,124)			866,049

Schedules of investments

Delaware Ivy Strategic Income Fund

	Principal amount°	Value (US $)
Loan Agreements — 6.39%
Advantage Sales & Marketing Tranche B- 1 7.053% (LIBOR01M + 4.50%) 10/28/27 ●	1,084,250	$972,437
Amynta Agency Borrower Tranche B 1st Lien 7.615% (LIBOR01M + 4.50%) 2/28/25 ●	887,123	862,357
Applied Systems 2nd Lien 8.462% (LIBOR03M + 5.50%) 9/19/25 ●	539,334	532,592
Ascent Resources Utica Holdings 2nd Lien 11.455% (LIBOR03M + 9.00%) 11/1/25 ●	179,000	187,950
CNT Holdings I 2nd Lien 9.498% (LIBOR01M + 6.75%) 11/6/28 ●	375,000	357,187
CP Atlas Buyer Tranche B 6.615% (LIBOR01M + 3.75%) 11/23/27 ●	790,140	692,251
Edelman Financial Engines Center 2nd Lien 9.865% (LIBOR01M + 6.75%) 7/20/26 ●	5,123	4,560
Electron Bidco 5.819% (LIBOR01M + 3.00%) 11/1/28 ●	248,750	236,364
Endo Luxembourg Finance I 12.25% (LIBOR03M + 5.00%) 3/27/28 ●	246,250	209,928
Ensemble RCM 6.556% (LIBOR03M + 3.75%) 8/3/26 ●	245,570	240,198
Foresight Energy Tranche A 11.674% (LIBOR03M + 8.00%) 6/30/27 ●	288,869	285,980
Form Technologies Tranche B 7.48% (LIBOR03M + 4.75%) 7/22/25 ●	1,874,875	1,663,952
Frontier Communications Tranche B 7.438% (LIBOR03M + 3.75%) 5/1/28 ●	246,250	230,244
Jones DesLauriers Insurance Management 1st Lien 7.748% (CDOR03M + 4.25%) 3/27/28 ●	178,419	124,642
Jones DesLauriers Insurance Management 1st Lien TBD 3/27/28 X	783,335	544,396
Jones DesLauriers Insurance Management 2nd Lien 10.998% (CDOR03M + 7.50%) 3/26/29 ●	399,788	277,842
Jones DesLauriers Insurance Management 2nd Lien 10.998% (CDOR03M + 7.50%) 3/26/29 ●	40,212	28,091
Lealand Finance Company 6.115% (LIBOR01M + 9.00%) 6/28/24 ●	17,660	11,038
Madison Iaq 6.815% (LIBOR03M + 3.25%) 6/21/28 ●	246,875	228,668
Medline Borrower 6.365% (LIBOR01M + 3.25%) 10/23/28 ●	248,750	229,299
Mileage Plus Holdings 8.777% (LIBOR03M + 5.25%) 6/21/27 ●	167,975	168,905
MLN US HoldCo Tranche B 1st Lien 8.252% (LIBOR03M + 4.50%) 11/30/25 ●	1,504,128	931,619
MLN US HoldCo Tranche B 2nd Lien 12.502% (LIBOR03M + 8.75%) 11/30/26 ●	534,000	200,250
Peraton Tranche B 1st Lien 6.865% (LIBOR01M + 3.75%) 2/1/28 ●	251,660	239,172
Polaris Newco 1st Lien 7.098% (LIBOR03M + 4.00%) 6/2/28 ●	247,500	229,030
Sovos Compliance 1st Lien 7.615% (LIBOR01M + 4.50%) 8/11/28 ●	248,309	237,756
U.S. Renal Care Tranche B 1st Lien 7.563% (LIBOR01M + 5.00%) 6/26/26 ●	648,310	468,079
United Airlines Tranche B 6.533% (LIBOR03M + 3.75%) 4/21/28 ●	246,250	236,054
United PF Holdings 1st Lien 12.174% (LIBOR03M + 8.50%) 12/30/26 ●	170,520	163,699
Verscend Holding Tranche B 7.115% (LIBOR01M + 4.00%) 8/27/25 ●	246,855	240,890
Total Loan Agreements (cost $12,557,917)		11,035,430

	Principal amount°	Value (US $)
Sovereign Bonds — 5.43%Δ
Brazil — 0.14%
Brazilian Government International Bond 3.75% 9/12/31 *	300,000	$242,922
		242,922
Chile — 0.43%
Chile Government International Bond 2.55% 7/27/33	1,000,000	750,834
		750,834
Colombia — 0.27%
Colombia Government International Bonds
3.125% 4/15/31	200,000	139,033
4.50% 3/15/29	400,000	329,480
		468,513
Costa Rica — 0.12%
Costa Rica Government International Bond 144A 4.25% 1/26/23 #	200,000	199,979
		199,979
Dominican Republic — 0.09%
Dominican Republic International Bond 144A 4.875% 9/23/32 #	200,000	151,112
		151,112
Indonesia — 1.85%
Indonesia Government International Bonds
2.95% 1/11/23	2,400,000	2,391,141
3.85% 10/15/30 *	900,000	809,872
		3,201,013
Mexico — 0.61%
Mexico Government International Bonds
3.25% 4/16/30	654,000	546,913
3.50% 2/12/34	670,000	510,783
		1,057,696
Morocco — 0.24%
Morocco Government International Bond 144A 2.375% 12/15/27 #	500,000	412,040
		412,040
Panama — 0.50%
Panama Notas del Tesoro 3.75% 4/17/26	900,000	856,575
		856,575
Peru — 1.03%
Corp Financiera DE Desarrollo 5.25% 7/15/29	200,000	189,343
Peruvian Government International Bonds
2.392% 1/23/26	1,000,000	908,826
2.783% 1/23/31	850,000	675,145
		1,773,314
Serbia — 0.15%
Serbia International Bond 144A 2.125% 12/1/30 #	400,000	263,144
		263,144
Total Sovereign Bonds (cost $10,769,851)		9,377,142

Supranational Banks — 0.61%
Banco Latinoamericano de Comercio Exterior 144A 2.375% 9/14/25 #	800,000	729,100
Corp Andina de Fomento 2.375% 5/12/23	320,000	315,948
Total Supranational Banks (cost $1,117,503)		1,045,048

US Treasury Obligations — 10.08%
US Treasury Bond 2.875% 5/15/52	2,400,000	2,013,375
US Treasury Notes
0.125% 10/31/22	1,045,000	1,042,900
2.625% 7/31/29	315,000	289,529
2.75% 8/15/32	2,975,000	2,720,731
2.875% 5/15/32	11,265,000	10,417,485
3.125% 8/31/27 *	960,000	921,000
Total US Treasury Obligations (cost $18,146,354)		17,405,020

	Number of shares
Common Stocks — 0.70%
Basic Industry — 0.01%
Westmoreland Coal =, †	7,276	18,372
		18,372
Consumer Cyclical — 0.11%
Studio City International ADR †	19,076	41,776
Studio City International Holdings ADR *, †	46,303	101,404

Schedules of investments

Delaware Ivy Strategic Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Consumer Cyclical (continued)
True Religion Apparel =, †	2	$50,940
		194,120
Energy — 0.57%
Foresight Energy =, †	42,271	628,986
KCA Deutag International =	5,140	354,660
		983,646
Financials — 0.01%
New Cotai =, †	414,307	0
Riverbed Holdings =, †	32,302	8,075
		8,075
Total Common Stocks (cost $6,298,072)		1,204,213

Preferred Stock — 0.01%
True Religion Apparel 0.000% =, ω	2	11,435
Total Preferred Stock (cost $37,635)		11,435

Warrant — 0.01%
California Resources †	1,368	14,227
Total Warrant (cost $119,109)		14,227

Short-Term Investments — 3.93%
Money Market Mutual Funds — 3.93%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	1,696,092	1,696,092
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	1,696,092	1,696,092
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	1,696,092	1,696,092
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	1,696,092	1,696,092
Total Short-Term Investments (cost $6,784,368)		6,784,368
Total Value of Securities Before Securities Lending Collateral—97.82% (cost $197,692,107)		168,829,043

Securities Lending Collateral** — 1.85%
Money Market Mutual Fund — 1.85%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	3,190,372	3,190,372
Total Securities Lending Collateral (cost $3,190,372)		3,190,372
Total Value of Securities—99.67% (cost $200,882,479)		$172,019,415■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
ω	Perpetual security with no stated maturity date.
†	Non-income producing security.
Δ	Securities have been classified by country of risk.
x	This loan will settle after September 30, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
>	PIK. 100% of the income received was in the form of cash.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security. Security is currently in default.
>>>	PIK. 62.50% of the income received was in cash and 37.50% was in principal.
>>	PIK. 100% of the income received was in the form of principal.
*	Fully or partially on loan.
Ψ	Perpetual security. Maturity date represents next call date.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2022. Rate will reset at a future date.

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $92,238,703, which represents 53.44% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $4,078,638 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $1,064,090.

The following foreign currency exchange contracts and futures contracts were outstanding at September 30, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
GSC	EUR	(1,762,784)	USD	1,802,622	11/18/22	$69,670
TD	CAD	(1,445,000)	USD	1,120,604	11/18/22	74,537
TD	EUR	(1,762,784)	USD	1,800,940	11/18/22	67,987
Total Foreign Currency Exchange Contracts						$212,194

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
106	US Treasury 5 yr Notes	$11,395,827	$11,789,132	12/30/22	$(393,305)	$(28,157)
37	US Treasury 10 yr Ultra Notes	4,383,922	4,640,990	12/20/22	(257,068)	(18,500)
8	US Treasury Long Bonds	1,011,250	1,098,020	12/20/22	(86,770)	(5,250)
Total Futures Contracts			$17,528,142		$(737,143)	$(51,907)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

CDOR03M – 3 Month Canadian Dollar Offered Rate

GNMA – Government National Mortgage Association

GSC – Goldman Sachs Bank USA

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

REMIC – Real Estate Mortgage Investment Conduit

SOFR – Secured Overnight Financing Rate

TBD – To be determined

TD – TD Bank

Schedules of investments

Delaware Ivy Strategic Income Fund

Summary of abbreviations: (continued)
yr – Year

Summary of currencies:

CAD – Canadian Dollar

EUR – European Monetary Unit

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Total Return Bond Fund

September 30, 2022

	Principal amount°		Value (US $)
Agency Mortgage-Backed Securities — 2.98%
Fannie Mae S.F. 20 yr 4.00% 8/1/42		113,261	$106,348
Fannie Mae S.F. 30 yr
3.50%1/1/52		494,661	446,404
5.00%9/1/52		608,181	593,093
5.50%10/1/52		150,000	149,430
Freddie Mac S.F. 15 yr 4.50% 9/1/37		193,344	190,315
Freddie Mac S.F. 30 yr
4.00%8/1/52		249,334	232,010
4.50%9/1/52		312,000	298,295
5.00%7/1/52		367,067	358,469
Total Agency Mortgage-Backed Securities (cost $2,469,670)			2,374,364

Corporate Bonds — 46.00%
Banking — 20.87%
ABN AMRO Bank 2.875% 1/18/28 µ	EUR	1,300,000	1,270,587
Banco Bradesco 144A 4.375% 3/18/27 #		200,000	187,500
Bank of America
2.551% 2/4/28 µ		325,000	283,067
2.972% 2/4/33 µ		240,000	187,919
4.948% 7/22/28 µ		620,000	596,360
6.125% 4/27/27 *, µ, Ψ		275,000	260,563
Barclays
2.00% 2/7/28 µ	EUR	900,000	868,700
5.501% 8/9/28 µ		360,000	337,852
BNP Paribas 2.625% 10/14/27 µ	EUR	2,200,000	2,156,453
BPCE 2.75% 11/30/27 µ	EUR	500,000	489,786
Citigroup 5.61% 9/29/26 µ		415,000	412,999
DBS Group Holdings 1.50% 4/11/28 µ	EUR	400,000	386,122
Deutsche Bank 5.625% 5/19/31 µ	EUR	400,000	373,803
Development Bank of Kazakhstan 144A 10.95% 5/6/26 #	KZT	100,000,000	171,594
Fifth Third Bancorp 4.337% 4/25/33 µ		270,000	239,721
Goldman Sachs Group
1.542% 9/10/27 µ		180,000	152,254
3.102% 2/24/33 µ		125,000	99,434
3.615% 3/15/28 µ		430,000	391,761
Huntington National Bank 4.552% 5/17/28 µ		250,000	240,941
ING Groep
2.125% 5/26/31 *, µ	EUR	500,000	436,432
3.00% 4/11/28 µ	EUR	2,200,000	2,138,850
JPMorgan Chase & Co.
1.953% 2/4/32 µ		435,000	322,387
4.851% 7/25/28 µ		360,000	346,037
4.912% 7/25/33 µ		180,000	166,227
KeyCorp 4.789% 6/1/33 µ		245,000	224,989
Morgan Stanley
2.475% 1/21/28 µ		240,000	210,018
2.95% 5/7/32 µ	EUR	500,000	433,474
PNC Financial Services Group
6.00% 5/15/27 *, µ, Ψ		205,000	190,650
6.20% 9/15/27 µ, Ψ		645,000	611,138
State Street 2.203% 2/7/28 µ		435,000	381,861
SVB Financial Group 4.57% 4/29/33 *, µ		355,000	311,654
Truist Financial 4.916% 7/28/33 µ		840,000	760,287
UBS Group 144A 4.751% 5/12/28 #, µ		200,000	187,989
US Bancorp
2.215% 1/27/28 *, µ		260,000	229,367
2.677% 1/27/33 *, µ		275,000	221,385
Wells Fargo & Co. 4.808% 7/25/28 µ		370,000	353,261
			16,633,422
Basic Industry — 2.19%
Antofagasta 144A 5.625% 5/13/32 #		200,000	185,000
Celanese US Holdings
6.05% 3/15/25		205,000	200,449
6.165% 7/15/27		75,000	71,076
ELM for Firmenich International 3.75% 9/3/25 µ, Ψ	EUR	500,000	450,982
ICL Group 144A 6.375% 5/31/38 #, *		333,000	319,137
PPG Industries 2.75% 6/1/29	EUR	300,000	267,129
Westlake 1.625% 7/17/29	EUR	344,000	253,907
			1,747,680
Capital Goods — 1.45%
Holcim Finance Luxembourg 0.50% 4/23/31	EUR	600,000	415,504
Leonardo 2.375% 1/8/26	EUR	450,000	406,854
Raytheon Technologies 2.15% 5/18/30	EUR	150,000	128,597

Schedules of investments

Delaware Ivy Total Return Bond Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Verallia 1.875% 11/10/31	EUR	300,000	$201,871
			1,152,826
Communications — 2.42%
Altice France 5.875% 2/1/27	EUR	363,000	308,564
AT&T 4.25% 6/1/43	GBP	176,000	146,460
Charter Communications Operating 3.85% 4/1/61		75,000	43,978
CK Hutchison Group Telecom Finance 1.50% 10/17/31	EUR	200,000	146,093
CT Trust 144A 5.125% 2/3/32 #		200,000	150,917
Discovery Communications
4.00%9/15/55		130,000	76,932
5.30%5/15/49		184,000	137,716
Fox 5.576% 1/25/49		372,000	319,306
Telefonica Emisiones 7.045% 6/20/36		145,000	142,909
Warnermedia Holdings
144A 3.755% 3/15/27 #		295,000	264,305
144A 4.054% 3/15/29 #		110,000	95,137
144A 4.279% 3/15/32 #, *		115,000	94,756
			1,927,073
Consumer Cyclical — 2.15%
B2W Digital 144A 4.375% 12/20/30 #		200,000	136,392
BorgWarner 1.00% 5/19/31	EUR	600,000	420,878
Ford Motor Credit
2.30% 2/10/25*		200,000	177,483
2.90% +2/10/29		200,000	151,844
IHO Verwaltungs PIK 3.875% 5/15/27 >	EUR	300,000	226,625
PVH 3.125% 12/15/27 *	EUR	340,000	294,095
VICI Properties 4.95% 2/15/30 *		335,000	303,455
			1,710,772
Consumer Non-Cyclical — 1.54%
Anheuser-Busch InBev Worldwide 5.80% 1/23/59		365,000	349,884
Central American Bottling 144A 5.25% 4/27/29 #		200,000	173,767
CVS Health 5.05% 3/25/48		244,000	215,453
HCA 5.25% 6/15/49		320,000	260,981
Picard Groupe 144A 3.875% 7/1/26 #	EUR	278,000	229,215
			1,229,300
Electric — 3.05%
Duke Energy 2.55% 6/15/31		61,000	47,924
Enel 1.875% 6/8/30 µ, Ψ	EUR	600,000	388,622
Eversource Energy 2.90% 3/1/27		315,000	286,294
Fells Point Funding Trust 144A 3.046% 1/31/27 #		305,000	272,130
Iberdrola International 1.874% 1/28/26 µ, Ψ	EUR	600,000	501,894
Southern 1.875% 9/15/81 µ	EUR	500,000	344,400
Vistra Operations
144A 5.00% 7/31/27 #		580,000	525,181
144A 5.625% 2/15/27 #		68,000	63,803
			2,430,248
Energy — 3.18%
BP Capital Markets America 2.721% 1/12/32 *		550,000	447,312
Energean Israel Finance 144A 4.875% 3/30/26 #		200,000	177,500
Energo-Pro 144A 8.50% 2/4/27 #		200,000	186,639
Galaxy Pipeline Assets Bidco
144A 2.16% 3/31/34 #		192,172	158,400
2.16%3/31/34		192,172	158,400
KazTransGas JSC 144A 4.375% 9/26/27 #		235,000	199,750
Raizen Fuels Finance 144A 5.30% 1/20/27 #		389,000	370,077
Thaioil Treasury Center 144A 2.50% 6/18/30 #		200,000	156,683
TotalEnergies 2.708% 5/5/23 µ, Ψ	EUR	700,000	675,296
			2,530,057
Financials — 0.79%
Aroundtown
1.45% 7/9/28 *	EUR	400,000	295,115
1.625% 1/31/28 *	EUR	200,000	153,996
Vonovia Finance 1.125% 9/14/34	EUR	300,000	181,990
			631,101
Insurance — 1.42%
Allianz 2.625% 10/30/30 µ, Ψ	EUR	400,000	252,255
Aon 5.00% 9/12/32		200,000	191,877
AXA 5.125% 7/4/43 *, µ	EUR	500,000	495,002
Sagicor Financial 144A 5.30% 5/13/28 #		200,000	187,360
			1,126,494

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Natural Gas — 1.08%
ENN Energy Holdings 144A 4.625% 5/17/27 #		200,000	$195,046
Southern Co. Gas Capital 5.15% 9/15/32		698,000	668,165
			863,211
Real Estate Investment Trusts — 0.33%
Digital Stout Holding 3.75% 10/17/30	GBP	300,000	265,634
			265,634
Technology — 1.97%
Apple 1.125% 5/11/25		489,000	449,068
Autodesk 2.40% 12/15/31 *		190,000	148,105
CDW 3.276% 12/1/28		180,000	150,551
Entegris Escrow 144A 4.75% 4/15/29 #		405,000	357,645
PayPal Holdings 4.40% 6/1/32		300,000	279,894
Workday
3.70% 4/1/29		105,000	94,297
3.80% 4/1/32*		105,000	91,260
			1,570,820
Transportation — 2.82%
Abertis Infraestructuras 1.875% 3/26/32	EUR	300,000	228,928
Abertis Infraestructuras Finance 3.248% 11/24/25 µ, Ψ	EUR	200,000	159,597
Autostrade per l’Italia 2.00% 12/4/28	EUR	450,000	342,308
Babcock International Group 1.375% 9/13/27	EUR	300,000	241,635
International Consolidated Airlines Group 3.75% 3/25/29	EUR	500,000	330,767
Mileage Plus Holdings 144A 6.50% 6/20/27 #		266,000	260,850
Rutas 2 and 7 Finance 144A 4.346% 9/30/36 #, ^		372,167	225,544
Wizz Air Finance 1.35% 1/19/24	EUR	500,000	457,022
			2,246,651
Utilities — 0.74%
Duke Energy 3.10% 6/15/28	EUR	300,000	275,793
Greenko Power II 144A 4.30% 12/13/28 #		195,500	154,201
Sociedad de Transmision Austral 144A 4.00% 1/27/32 #		200,000	162,513
			592,507
Total Corporate Bonds (cost $44,612,525)			36,657,796

Sovereign Bonds — 29.65%Δ
Albania — 0.18%
Albania Government International Bond 144A 3.50% 11/23/31 #	EUR	200,000	144,114
			144,114
Angola — 0.37%
Angolan Government International Bond 144A 8.75% 4/14/32 #		400,000	297,660
			297,660
Armenia — 0.17%
Republic of Armenia International Bond 144A 3.60% 2/2/31 #		200,000	136,220
			136,220
Bermuda — 0.49%
Bermuda Government International Bonds
144A 2.375% 8/20/30 #		250,000	200,122
144A 5.00% 7/15/32 #		200,000	190,400
			390,522
Canada — 5.20%
Canadian Government Bond 1.00% 6/1/27	CAD	6,350,000	4,144,061
			4,144,061
Chile — 0.89%
Chile Government International Bonds
3.10% 5/7/41		282,000	191,775
4.34% 3/7/42		647,000	513,951
			705,726
Colombia — 1.21%
Colombia Government International Bonds
4.125%2/22/42		334,000	190,735
4.50%1/28/26		400,000	367,183
6.125%1/18/41		553,000	408,293
			966,211

Schedules of investments

Delaware Ivy Total Return Bond Fund

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Dominican Republic — 0.85%
Dominican Republic International Bonds
144A 4.50% 1/30/30 #		400,000	$316,346
144A 4.875% 9/23/32 #		267,000	201,735
6.50% 2/15/48 *		210,000	155,713
			673,794
Egypt — 0.20%
Egypt Government International Bond 5.25% 10/6/25		200,000	156,292
			156,292
Finland — 1.18%
Finland Government Bond 144A 1.375% 4/15/27 #	EUR	1,000,000	939,041
			939,041
Georgia — 0.21%
Georgia Government International Bond 144A 2.75% 4/22/26 #		200,000	171,021
			171,021
Germany — 2.52%
Bundesrepublik Deutschland Bundesanleihe
0.434% 8/15/50 ^	EUR	1,450,000	798,242
1.293% 2/15/32 ^	EUR	1,500,000	1,211,839
			2,010,081
Honduras — 0.18%
Honduras Government International Bond 144A 5.625% 6/24/30 #		200,000	145,454
			145,454
Indonesia — 0.91%
Indonesia Government International Bonds
1.40% 10/30/31	EUR	219,000	160,356
3.85% 10/15/30 *		416,000	374,341
4.65% 9/20/32		200,000	188,086
			722,783
Italy — 4.81%
Italy Buoni Poliennali Del Tesoro
0.35% 2/1/25	EUR	2,000,000	1,841,240
144A 0.60% 8/1/31 #	EUR	2,200,000	1,572,612
0.95% 6/1/32	EUR	580,000	415,954
			3,829,806
Ivory Coast — 0.64%
Ivory Coast Government International Bonds
4.875% 1/30/32	EUR	390,000	257,331
5.875% 10/17/31	EUR	350,000	249,087
			506,418
Kazakhstan — 0.19%
Kazakhstan Government International Bond 4.875%10/14/44		200,000	155,267
			155,267
Morocco — 0.70%
Morocco Government International Bonds
4.00%12/15/50		590,000	339,126
5.50%12/11/42		300,000	222,000
			561,126
Netherlands — 0.44%
Netherlands Government Bond 144A 0.50% 7/15/32 #	EUR	430,000	351,340
			351,340
Norway — 1.39%
Norway Government Bond 144A 3.50% 10/6/42 #	NOK	11,870,000	1,109,109
			1,109,109
Pakistan — 0.09%
Pakistan Water & Power Development Authority 7.50% 6/4/31		200,000	71,026
			71,026
Paraguay — 0.95%
Paraguay Government International Bonds
144A 2.739% 1/29/33 #		278,000	200,997
144A 4.95% 4/28/31 #		625,000	558,402
			759,399
Peru — 1.05%
Peruvian Government International Bond 2.392% 1/23/26		919,000	835,211
			835,211
Philippines — 0.34%
Philippine Government International Bond 0.25% 4/28/25	EUR	304,000	273,376
			273,376

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Republic of North Macedonia — 0.24%
North Macedonia Government International Bond 144A 1.625% 3/10/28 #	EUR	262,000	$191,848
			191,848
Senegal — 0.19%
Senegal Government International Bond 6.25% 5/23/33		200,000	150,907
			150,907
South Africa — 1.01%
Republic of South Africa Government International Bonds
5.75%9/30/49		310,000	200,245
5.875%6/22/30		700,000	604,625
			804,870
Spain — 0.67%
Spain Government Bonds
144A 1.00% 10/31/50 #	EUR	120,000	64,074
144A 3.45% 7/30/43 #	EUR	490,000	466,524
			530,598
United Kingdom — 1.28%
United Kingdom Gilt
0.25% 7/31/31	GBP	600,000	478,116
1.50% 7/31/53	GBP	820,000	543,757
			1,021,873
Uzbekistan — 1.10%
Republic of Uzbekistan International Bonds
3.90%10/19/31		625,000	440,313
5.375%2/20/29		519,000	436,552
			876,865
Total Sovereign Bonds (cost $29,384,306)			23,632,019

Supranational Banks — 2.02%
Banque Ouest Africaine de Developpement
4.70%10/22/31		200,000	161,720
5.00%7/27/27		200,000	183,510
European Investment Bank 5.50% 1/23/23	MXN	5,356,000	259,217
European Union 1.00% 7/6/32	EUR	1,230,000	1,008,561
Total Supranational Banks (cost $1,835,550)			1,613,008

US Treasury Obligations — 14.64%
US Treasury Floating Rate Note 3.403% (USBMMY3M + 0.035%) 10/31/23 ●		3,215,000	3,218,403
US Treasury Notes
0.25%8/31/25		5,300,000	4,722,176
2.875%5/15/32		4,030,000	3,726,805
Total US Treasury Obligations (cost $12,415,597)			11,667,384

		Number of contracts
Options Purchased — 0.19%
Foreign Currency Put Option — 0.04%
EUR versus JPY , strike price $128 EUR, expiration date 5/23/23, notional amount $240,000,000 (JPMCB)		1,875,000	29,432

		Notional amount
Put Swaptions — 0.15%
CDX.NA.IG 38 5 yr strike price $85, expiration date 10/19/22 (JPMCB)		17,800,000	122,191
Total Options Purchased (cost $84,492)			151,623
Total Value of Securities Before Securities Lending Collateral and Options Written—95.48% (cost $90,802,140)			76,096,194■

		Number of shares
Securities Lending Collateral** — 3.51%
Money Market Mutual Fund — 3.51%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)		2,792,984	2,792,984
Total Securities Lending Collateral (cost $2,792,984)			2,792,984

Schedules of investments

Delaware Ivy Total Return Bond Fund

	Number of contracts	Value (US $)
Options Written — (0.08%)
Foreign Currency Call Option — (0.02%)
EUR versus JPY, strike price $118 EUR, expiration date 5/23/23, notional amount $(221,250,000) (JPMCB)	(1,875,000)	$(13,226)

	Notional amount
Call Swaptions — (0.06%)
CDX.NA.IG 38 5 yr strike price $100, expiration date 10/19/22 (JPMCB)	(17,800,000)	(48,166)
Total Options Written (premium received $40,830)		(61,392)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2022. Rate will reset at a future date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $13,106,050, which represents 16.44% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
*	Fully or partially on loan.
Ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Δ	Securities have been classified by country of risk.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
■	Includes $4,535,602 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $2,117,668.
**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.

The following foreign currency exchange contracts and futures contracts were outstanding at September 30, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
GSC	AUD	1,320,000	USD	(928,214)	11/18/22	$—	$(78,929)
GSC	EUR	(21,900,925)	USD	22,395,885	11/18/22	865,579	—
JPMCB	CLP	222,655,500	USD	(246,303)	11/18/22	—	(18,276)
JPMCB	EUR	(1,926,000)	USD	1,946,067	11/18/22	51,875	—
JPMCB	GBP	(30,000)	USD	36,202	11/18/22	2,681	—
JPMCB	MXN	(5,678,167)	USD	277,444	11/18/22	—	(1,891)
TD	CAD	(5,876,083)	USD	4,556,931	11/18/22	303,104	—
TD	EUR	(21,245,925)	USD	21,704,795	11/18/22	818,405	—
TD	EUR	1,848,000	GBP	(1,879,508)	11/18/22	—	(62,027)
TD	EUR	9,970,066	NOK	(10,129,587)	11/18/22	—	(324,169)
TD	GBP	(425,802)	USD	515,107	11/18/22	39,434	—
TD	GBP	(1,564,227)	EUR	1,879,508	11/18/22	131,678	—
TD	JPY	72,309,120	USD	(541,684)	11/18/22	—	(39,593)
TD	NOK	98,777,582	USD	(10,193,443)	11/18/22	—	(1,113,836)
TD	NOK	(98,818,177)	EUR	10,129,587	11/18/22	1,046,250	—
Total Foreign Currency Exchange Contracts						$3,259,006	$(1,638,721)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
45	Australian Treasury 10 yr Bonds	$3,371,110	$3,456,957	12/15/22	$—	$(85,847)	$15,828
1	Canadian Treasury 10yr Bonds	89,470	90,638	12/19/22	—	(1,168)	10
(51)	Euro-Bobl	(5,985,411)	(6,157,256)	12/8/22	171,845	—	(29,510)
(35)	Euro-BTP	(3,841,110)	(4,024,903)	12/8/22	183,793	—	(39,470)
6	Euro-Bund	814,363	857,359	12/8/22	—	(42,996)	5,826
(17)	Euro-Buxl	(2,443,147)	(2,671,694)	12/8/22	228,547	—	(18,685)
(18)	Euro-Oat	(2,330,715)	(2,452,757)	12/8/22	122,042	—	(16,067)
(83)	Euro-Schatz	(8,717,246)	(8,806,112)	12/8/22	88,866	—	(14,652)
21	Long 10 yr Gilt	2,260,344	2,578,794	12/28/22	—	(318,450)	(5,379)
23	Short Euro-BTP	2,374,034	2,406,085	12/8/22	—	(32,051)	8,570
10	US Treasury 2 yr Notes	2,053,906	2,086,195	12/30/22	—	(32,289)	(1,484)
12	US Treasury 3 yr Notes	2,505,188	2,565,122	12/30/22	—	(59,934)	(3,469)
31	US Treasury 5 yr Notes	3,332,742	3,406,105	12/30/22	—	(73,363)	(8,235)
101	US Treasury 10 yr Notes	11,318,313	11,805,501	12/20/22	—	(487,188)	(39,454)
27	US Treasury 10 yr Ultra Notes	3,199,078	3,298,066	12/20/22	—	(98,988)	(13,500)
(27)	US Treasury Ultra Bonds	(3,699,000)	(3,988,548)	12/20/22	289,548	—	43,875
Total Futures Contracts			$4,449,552		$1,084,641	$(1,232,274)	$(115,796)

Schedules of investments

Delaware Ivy Total Return Bond Fund

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

BTP – Buoni del Tesoro Poliennali

CDX.NA.IG – Credit Default Swap Index North America Investment Grade

GSC – Goldman Sachs Bank USA

ICE – Intercontinental Exchange, Inc.

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

S.F. – Single Family

TD – TD Bank

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

AUD – Australian Dollar

CAD – Canadian Dollar

CLP – Chilean Peso

EUR – European Monetary Unit

GBP – British Pound Sterling

JPY – Japanese Yen

KZT – Kazakhstani Tenge

MXN – Mexican Peso

NOK – Norwegian Krone

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Ivy Funds

September 30, 2022

	Delaware Ivy California Municipal High Income Fund	Delaware Ivy Corporate Bond FundΦ	Delaware Ivy Crossover Credit Fund	Delaware Ivy Emerging Markets Local Currency Debt Fund
Assets:
Investments, at value*,†	$17,041,791	$411,200,349	$17,323,908	$21,542,346
Short-term investments held as collateral for loaned securities, at value=	—	1,749,532	105,650	450,886
Cash	512	94	1,905	—
Foreign currencies, at valueΔ	—	—	—	480,622
Dividends and interest receivable	199,974	3,867,066	158,964	363,759
Receivable for fund shares sold	50,376	735,622	21,490	2,485
Receivable for securities sold	36,070	2,560,154	21,634	3,203
Receivable from investment manager	5,916	—	6,051	89,428
Prepaid expenses	2,104	1,366	11,920	4,149
Foreign tax reclaims receivable	—	—	—	36,945
Unrealized appreciation on foreign currency exchange contracts	—	—	—	63,024
Securities lending income receivable	—	1,998	212	35
Other assets	—	13,368	—	—
Total Assets	17,336,743	420,129,549	17,651,734	23,036,882
Liabilities:
Due to custodian	—	—	—	301
Payable for fund shares redeemed	71,445	1,307,909	112,851	24,325
Other accrued expenses	37,510	515,634	64,446	83,605
Payable for securities purchased	34,343	1,473,873	59,752	—
Distribution payable	4,135	—	—	—
Distribution fees payable to affiliates	2,491	46,670	1,080	347
Administration expenses payable to affiliates	1,954	63,415	3,585	5,358
Obligation to return securities lending collateral	—	1,749,532	105,650	450,886
Investment management fees payable to affiliates	—	171,329	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—	106,793
Cash collateral due to brokers	—	—	—	16,786
Total Liabilities	151,878	5,328,362	347,364	688,401
Total Net Assets	$17,184,865	$414,801,187	$17,304,370	$22,348,481

Net Assets Consist of:
Paid-in capital	$18,737,978	$528,111,476	$24,264,973	$33,276,182
Total distributable earnings (loss)	(1,553,113)	(113,310,289)	(6,960,603)	(10,927,701)
Total Net Assets	$17,184,865	$414,801,187	$17,304,370	$22,348,481

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy California Municipal High Income Fund	Delaware Ivy Corporate Bond FundΦ	Delaware Ivy Crossover Credit Fund	Delaware Ivy Emerging Markets Local Currency Debt Fund
Net Asset Value

Class A:
Net assets	$9,572,407	$210,465,885	$3,923,925	$1,164,781
Shares of beneficial interest outstanding, unlimited authorization, no par	1,075,210	14,001,723	484,936	170,352
Net asset value per share	$8.90	$15.03	$8.09	$6.84
Sales charge	4.50%	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.32	$15.74	$8.47	$7.16

Class C:
Net assets	$381,349	$1,271,431	$—	$61,357
Shares of beneficial interest outstanding, unlimited authorization, no par	42,835	84,727	—	9,355
Net asset value per share	$8.90	$15.01	$—	$6.56

Class I:
Net assets	$7,154,375	$202,864,434	$12,426,981	$7,251,573
Shares of beneficial interest outstanding, unlimited authorization, no par	803,757	13,485,688	1,536,624	1,040,806
Net asset value per share	$8.90	$15.04	$8.09	$6.97

Class R6:
Net assets	$—	$—	$—	$13,672,503
Shares of beneficial interest outstanding, unlimited authorization, no par	—	—	—	1,963,387
Net asset value per share	$—	$—	$—	$6.96

Class Y:
Net assets	$76,734	$199,437	$953,464	$198,267
Shares of beneficial interest outstanding, unlimited authorization, no par	8,618	13,270	117,934	28,973
Net asset value per share	$8.90	$15.03	$8.08	$6.84

*Investments, at cost	$18,754,435	$492,320,208	$21,427,014	$26,612,838
†Including securities on loan	—	20,187,804	542,102	393,866
=Short-term investments held as collateral for loaned securities, at cost	—	1,749,532	105,650	450,886
ΔForeign currencies, at cost	—	—	—	462,093

ΦOn September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The shares of beneficial interest outstanding, net asset value per share and offering price per shares have reflected the reverse stock split.

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy International Small Cap Fund	Delaware Ivy Multi-Asset Income Fund
Assets:
Investments, at value*,†	$185,980,270	$42,404,579	$36,928,985	$156,716,733
Investments of affiliated issuers, at value**	—	—	—	340,012
Short-term investments held as collateral for loaned securities, at value=	9,577,154	939,990	1,975,383	5,826,401
Cash	4,679,842	1,290	34,978	177,948
Cash collateral due from brokers	—	—	—	17,380
Foreign currencies, at valueΔ	—	—	337,730	66,529
Dividends and interest receivable	881,486	776,924	116,511	1,703,349
Receivable for securities sold	557,775	90,746	519,024	1,777,998
Receivable for fund shares sold	260,289	45,864	30,319	222,364
Securities lending income receivable	5,583	—	—	13,178
Prepaid expenses	1,718	996	1,264	4,905
Foreign tax reclaims receivable	—	—	97,294	140,050
Unrealized appreciation on foreign currency exchange contracts	—	—	10	52,225
Other assets	10,194	—	—	—
Total Assets	201,954,311	44,260,389	40,041,498	167,059,072
Liabilities:
Obligation to return securities lending collateral	9,577,154	939,990	1,975,383	5,826,401
Payable for securities purchased	5,239,889	144,781	694,293	47,581
Payable for fund shares redeemed	468,986	161,318	124,817	645,307
Other accrued expenses	247,841	70,783	113,453	186,809
Investment management fees payable to affiliates	68,897	12,671	9,913	75,331
Administration expenses payable to affiliates	26,581	9,101	9,438	20,350
Distribution fees payable to affiliates	12,238	2,156	1,008	16,874
Distribution payable	458	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	10,182	573
Variation margin due to broker on futures contracts	—	—	—	2,688
Capital gains tax payable	—	—	102,320	—
Total Liabilities	15,642,044	1,340,800	3,040,807	6,821,914
Total Net Assets	$186,312,267	$42,919,589	$37,000,691	$160,237,158

Net Assets Consist of:
Paid-in capital	$227,244,533	$55,549,914	$42,382,594	$183,808,545
Total distributable earnings (loss)	(40,932,266)	(12,630,325)	(5,381,903)	(23,571,387)
Total Net Assets	$186,312,267	$42,919,589	$37,000,691	$160,237,158

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy International Small Cap Fund	Delaware Ivy Multi-Asset Income Fund
Net Asset Value

Class A:
Net assets	$55,335,576	$9,968,490	$3,285,162	$56,948,525
Shares of beneficial interest outstanding, unlimited authorization, no par	11,527,529	1,252,827	386,776	6,398,778
Net asset value per share	$4.80	$7.96	$8.49	$8.90
Sales charge	4.50%	4.50%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$5.03	$8.34	$9.01	$9.44

Class C:
Net assets	$753,863	$—	$217,089	$4,909,278
Shares of beneficial interest outstanding, unlimited authorization, no par	157,014	—	25,997	551,291
Net asset value per share	$4.80	$—	$8.35	$8.91

Class I:
Net assets	$101,424,481	$32,937,612	$12,837,914	$97,267,580
Shares of beneficial interest outstanding, unlimited authorization, no par	21,129,077	4,136,800	1,503,389	10,926,306
Net asset value per share	$4.80	$7.96	$8.54	$8.90

Class R6:
Net assets	$28,798,347	$13,487	$20,650,491	$1,023,799
Shares of beneficial interest outstanding, unlimited authorization, no par	5,998,930	1,683	2,419,725	115,000
Net asset value per share	$4.80	$8.01	$8.53	$8.90

Class Y:
Net assets	$—	$—	$10,035	$87,976
Shares of beneficial interest outstanding, unlimited authorization, no par	—	—	1,182	9,883
Net asset value per share	$—	$—	$8.49	$8.90

*Investments, at cost	$201,238,699	$49,711,364	$43,885,395	$187,014,457
**Investments of affiliated issuers, at cost	—	—	—	3,119,804
†Including securities on loan	12,401,276	2,965,614	3,581,957	11,251,357
=Short-term investments held as collateral for loaned securities, at cost	9,577,154	939,990	1,975,383	5,826,401
ΔForeign currencies, at cost	—	—	338,792	61,825

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy Strategic Income Fund	Delaware Ivy Total Return Bond Fund
Assets:
Investments, at value*,†	$168,829,043	$76,096,194
Short-term investments held as collateral for loaned securities, at value=	3,190,372	2,792,984
Cash	285,286	2,426,776
Cash collateral due from brokers	320,265	984,947
Foreign currencies, at valueΔ	74,063	1,103,778
Dividends and interest receivable	2,574,645	751,768
Receivable for securities sold	1,473,520	106,472
Unrealized appreciation on foreign currency exchange contracts	212,194	3,259,006
Receivable for fund shares sold	94,961	64,281
Securities lending income receivable	10,616	1,755
Foreign tax reclaims receivable	1,069	—
Prepaid expenses	464	23,888
Receivable from investment manager	—	86,089
Total Assets	177,066,498	87,697,938
Liabilities:
Options written, at value∑	—	61,392
Obligation to return securities lending collateral	3,190,372	2,792,984
Payable for fund shares redeemed	909,600	216,215
Other accrued expenses	215,667	47,270
Investment management fees payable to affiliates	69,820	—
Variation margin due to broker on futures contracts	51,907	115,796
Administration expenses payable to affiliates	26,653	14,603
Distribution fees payable to affiliates	14,244	1,826
Payable for securities purchased	—	1,078,024
Unrealized depreciation on foreign currency exchange contracts	—	1,638,721
Cash collateral due to brokers	—	2,032,922
Total Liabilities	4,478,263	7,999,753
Total Net Assets	$172,588,235	$79,698,185

Net Assets Consist of:
Paid-in capital	$216,696,871	$97,054,775
Total distributable earnings (loss)	(44,108,636)	(17,356,590)
Total Net Assets	$172,588,235	$79,698,185

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy Strategic Income Fund	Delaware Ivy Total Return Bond Fund
Net Asset Value

Class A:
Net assets	$54,644,582	$7,125,180
Shares of beneficial interest outstanding, unlimited authorization, no par	6,478,700	839,463
Net asset value per share	$8.43	$8.49
Sales charge	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.83	$8.89

Class C:
Net assets	$2,646,724	$348,078
Shares of beneficial interest outstanding, unlimited authorization, no par	313,836	41,786
Net asset value per share	$8.43	$8.33

Class I:
Net assets	$114,410,413	$37,651,044
Shares of beneficial interest outstanding, unlimited authorization, no par	13,561,153	4,406,941
Net asset value per share	$8.44	$8.54

Class R6:
Net assets	$796,289	$34,573,883
Shares of beneficial interest outstanding, unlimited authorization, no par	94,379	4,033,587
Net asset value per share	$8.44	$8.57

Class Y:
Net assets	$90,227	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	10,699	—
Net asset value per share	$8.43	$—

*Investments, at cost	$197,692,107	$90,802,140
†Including securities on loan	4,078,638	4,535,602
=Short-term investments held as collateral for loaned securities, at cost	3,190,372	2,792,984
ΔForeign currencies, at cost	79,014	1,149,608
∑Options written, premium received	—	(40,830)

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Ivy Funds

Year ended September 30, 2022

	Delaware Ivy California Municipal High Income Fund	Delaware Ivy Corporate Bond Fund	Delaware Ivy Crossover Credit Fund	Delaware Ivy Emerging Markets Local Currency Debt Fund
Investment Income:
Interest	$799,907	$19,053,651	$1,038,353	$1,864,910
Dividends	511	13,772	5,153	6,971
Securities lending income	—	14,102	1,093	679
Foreign tax withheld	—	—	—	(28,416)
	800,418	19,081,525	1,044,599	1,844,144
Expenses:
Investment advisory fees	109,727	2,981,698	167,368	261,476
Distribution expenses — Class A	29,037	693,569	14,293	4,156
Distribution expenses — Class B	—	97	—	—
Distribution expenses — Class C	5,866	18,296	—	733
Distribution expenses — Class Y	633	579	2,810	573
Registration fees	61,926	147,784	97,812	69,338
Audit and tax fees	41,134	45,418	47,970	48,806
Accounting and administration expenses	24,912	124,788	32,242	35,042
Reports and statements to shareholders servicing expenses	24,530	512,901	47,511	38,717
Dividend disbursing and transfer agent fees and expenses	7,068	665,739	22,317	37,604
Custodian fees	1,317	11,005	2,525	61,466
Trustees’ fees and expenses	1,184	74,942	1,998	3,363
Legal fees	507	11,059	898	2,191
Other	6,991	28,549	6,333	19,356
	314,832	5,316,424	444,077	582,821
Less expenses waived	(135,289)	—	(159,562)	(265,673)
Less waived distribution expenses — Class A	(10,703)	—	(14,114)	(4,156)
Less waived distribution expenses — Class C	(33)	—	—	(291)
Less waived distribution expenses — Class Y	(155)	—	(27)	(3)
Less expenses paid indirectly	(6)	(365)	(19)	(75)
Less waived shareholder servicing expenses	(13,048)	—	(36,398)	(24,457)
Total operating expenses	155,598	5,316,059	233,957	288,166
Net Investment Income (Loss)	644,820	13,765,466	810,642	1,555,978

Statements of operations

Ivy Funds

	Delaware Ivy California Municipal High Income Fund	Delaware Ivy Corporate Bond Fund	Delaware Ivy Crossover Credit Fund	Delaware Ivy Emerging Markets Local Currency Debt Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$75,266	$(32,556,330)	$(2,819,328)	$(2,411,039)
Foreign currencies	—	—	—	(1,549,613)
Foreign currency exchange contracts	—	—	—	(742,241)
Futures contracts	—	371,092	13,720	55,898
Options purchased	—	—	—	57,350
Options written	—	—	—	(1,906)
Swap contracts	—	—	—	163,467
Net realized gain (loss)	75,266	(32,185,238)	(2,805,608)	(4,428,084)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,529,781)	(105,670,549)	(4,799,073)	(4,384,840)
Foreign currencies	—	—	—	(843,796)
Foreign currency exchange contracts	—	—	—	190,817
Futures contracts	—	(54,162)	(12,854)	(54,296)
Options purchased	—	—	—	(4,718)
Options written	—	—	—	(3,729)
Swap contracts	—	—	—	42,296
Net change in unrealized appreciation (depreciation)	(3,529,781)	(105,724,711)	(4,811,927)	(5,058,266)
Net Realized and Unrealized Gain (Loss)	(3,454,515)	(137,909,949)	(7,617,535)	(9,486,350)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,809,695)	$(124,144,483)	$(6,806,893)	$(7,930,372)

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy International Small Cap Fund	Delaware Ivy Multi-Asset Income Fund
Investment Income:
Interest	$4,506,269	$5,220,020	$—	$6,620,940
Securities lending income	26,065	13,900	37,254	112,977
Dividends	20,526	12,549	1,150,262	4,153,463
Interest - affiliated	—	—	—	11,824
Foreign tax withheld	—	—	(104,312)	(210,921)
	4,552,860	5,246,469	1,083,204	10,688,283

Expenses:
Investment advisory fees	1,410,392	550,788	719,723	1,713,632
Distribution expenses — Class A	166,675	31,109	13,221	188,877
Distribution expenses — Class B	33	—	—	—
Distribution expenses — Class C	8,230	—	3,176	68,204
Distribution expenses — Class Y	—	—	218	277
Reports and statements to shareholders servicing expenses	195,698	93,366	59,943	260,215
Dividend disbursing and transfer agent fees and expenses	189,785	29,082	34,191	211,685
Registration fees	124,887	75,568	125,701	137,687
Accounting and administration expenses	92,385	51,046	57,441	94,552
Audit and tax fees	46,919	41,702	34,490	45,719
Trustees’ fees and expenses	27,893	4,966	5,341	14,678
Legal fees	10,126	5,732	1,600	19,369
Custodian fees	6,813	4,933	51,597	50,419
Other	44,873	15,285	31,857	71,494
	2,324,709	903,577	1,138,499	2,876,808
Less expenses waived	(42,356)	(143,336)	(345,775)	(356,806)
Less waived distribution expenses — Class A	(95,783)	(15,433)	(7,873)	(22,187)
Less waived distribution expenses — Class C	(1,726)	—	(776)	(4,032)
Less waived distribution expenses — Class Y	—	—	(1)	—
Less expenses paid indirectly	(122)	(68)	(76)	(161)
Less waived shareholder servicing expenses	(82,240)	(77,102)	(48,626)	(240,811)
Total operating expenses	2,102,482	667,638	735,372	2,252,811
Net Investment Income (Loss)	2,450,378	4,578,831	347,832	8,435,472

Statements of operations

Ivy Funds

	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy International Small Cap Fund	Delaware Ivy Multi-Asset Income Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(21,252,144)	$(5,297,682)	$16,631,364	$22,084,695
Foreign currencies	—	—	(89,819)	(494,619)
Foreign currency exchange contracts	—	—	(121,005)	141,423
Futures contracts	(354,474)	—	—	(513)
Options purchased	31,252	—	—	—
Options written	—	—	—	870
Net realized gain (loss)	(21,575,366)	(5,297,682)	16,420,540	21,731,856

Net change in unrealized appreciation (depreciation) on:
Investments	(19,961,522)	(11,010,810)	(45,802,920)	(66,152,891)
Affiliated investments	—	—	—	(672,523)
Foreign currencies	—	—	(15,560)	38,792
Foreign currency exchange contracts	—	—	(10,172)	(93,389)
Futures contracts	—	—	—	(50,950)
Net change in unrealized appreciation (depreciation)	(19,961,522)	(11,010,810)	(45,828,652)	(66,930,961)
Net Realized and Unrealized Gain (Loss)	(41,536,888)	(16,308,492)	(29,408,112)	(45,199,105)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(39,086,510)	$(11,729,661)	$(29,060,280)	$(36,763,633)

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy Strategic Income Fund	Delaware Ivy Total Return Bond Fund
Investment Income:
Interest	$12,490,824	$2,557,250
Dividends	287,324	1,163
Securities lending income	111,807	20,595
Foreign tax withheld	—	(2,876)
	12,889,955	2,576,132
Expenses:
Investment advisory fees	1,721,872	1,076,073
Distribution expenses — Class A	181,658	24,004
Distribution expenses — Class C	36,743	4,814
Distribution expenses — Class Y	350	—
Reports and statements to shareholders servicing expenses	277,260	117,891
Dividend disbursing and transfer agent fees and expenses	174,187	27,785
Registration fees	130,937	68,306
Accounting and administration expenses	89,965	52,802
Audit and tax fees	52,083	52,702
Legal fees	42,864	1,743
Custodian fees	25,159	30,648
Trustees’ fees and expenses	14,553	9,045
Other	44,128	53,866
	2,791,759	1,519,679
Less expenses waived	(465,068)	(300,913)
Less waived distribution expenses — Class A	(29,511)	(346)
Less waived distribution expenses — Class C	(9,256)	(1,187)
Less waived distribution expenses — Class Y	(189)	—
Less expenses paid indirectly	(157)	(90)
Less waived shareholder servicing expenses	(263,615)	(21,069)
Total operating expenses	2,023,963	1,196,074
Net Investment Income (Loss)	10,865,992	1,380,058

Statements of operations

Ivy Funds

	Delaware Ivy Strategic Income Fund	Delaware Ivy Total Return Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(10,957,474)	$(9,910,612)
Foreign currencies	(634,573)	(3,311,378)
Foreign currency exchange contracts	575,077	8,483,172
Futures contracts	(886,960)	3,875,076
Options purchased	(152,712)	(1,020,218)
Options written	77,384	648,748
Swap contracts	46,308	(178,713)
Net realized gain (loss)	(11,932,950)	(1,413,925)

Net change in unrealized appreciation (depreciation) on:
Investments	(35,214,583)	(16,276,539)
Affiliated investments	2,742,038	—
Foreign currencies	75,365	(492,597)
Foreign currency exchange contracts	51,994	329,866
Futures contracts	(744,123)	(1,299,627)
Options purchased	—	398,904
Options written	—	(69,369)
Swap contracts	—	318,269
Net change in unrealized appreciation (depreciation)	(33,089,309)	(17,091,093)
Net Realized and Unrealized Gain (Loss)	(45,022,259)	(18,505,018)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,156,267)	$(17,124,960)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy California Municipal High Income Fund		Delaware Ivy Corporate Bond Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$644,820	$633,510	$13,765,466	$17,638,126
Net realized gain (loss)	75,266	253,723	(32,185,238)	26,476,741
Net change in unrealized appreciation (depreciation)	(3,529,781)	482,553	(105,724,711)	(29,361,101)
Net increase (decrease) in net assets resulting from operations	(2,809,695)	1,369,786	(124,144,483)	14,753,766

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(437,916)	(345,502)	(15,880,323)	(24,482,355)
Class B	—	—	—	(9,810)
Class C	(14,595)	(18,991)	(87,488)	(239,579)
Class I	(336,405)	(257,299)	(20,399,993)	(32,612,723)
Class R6[1]	—	—	(1,574,023)	(3,996,685)
Class Y	(7,314)	(26,706)	(13,108)	(18,702)
	(796,230)	(648,498)	(37,954,935)	(61,359,854)

Capital Share Transactions:
Proceeds from shares sold:
Class A	819,986	1,075,956	16,105,405	44,122,509
Class B2	—	—	5	569
Class C	11,882	14,641	296,440	1,026,241
Class I	4,365,370	2,688,383	43,638,479	82,872,533
Class R6[1]	—	—	2,893,526	11,156,147
Class Y	218	—	—	37

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	369,801	195,332	15,832,747	23,885,851
Class B2	—	—	—	9,072
Class C	12,324	6,588	87,488	235,545
Class I	329,346	202,373	20,269,987	32,192,321
Class R6[1]	—	—	1,574,023	3,996,685
Class Y	2,488	4,570	—	—
	5,911,415	4,187,843	100,698,100	199,497,510
Cost of shares redeemed:
Class A	(5,078,671)	(4,511,058)	(81,875,467)	(70,913,698)
Class B2	—	—	(21,579)	(210,274)
Class C	(1,101,152)	(297,066)	(960,393)	(2,918,688)
Class I	(4,907,564)	(7,386,632)	(217,782,912)	(108,092,160)
Class R6[1]	—	—	(38,717,423)	(32,851,218)
Class Y	(1,089,953)	(175,803)	—	—
	(12,177,340)	(12,370,559)	(339,357,774)	(214,986,038)
Decrease in net assets derived from capital share transactions	(6,265,925)	(8,182,716)	(238,659,674)	(15,488,528)
Net Decrease in Net Assets	(9,871,850)	(7,461,428)	(400,759,092)	(62,094,616)

Net Assets:
Beginning of year	27,056,715	34,518,143	815,560,279	877,654,895
End of year	$17,184,865	$27,056,715	$414,801,187	$815,560,279

Statements of changes in net assets

Ivy Funds

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous pages.

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy Crossover Credit Fund		Delaware Ivy Emerging Markets Local Currency Debt Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$810,642	$1,177,273	$1,555,978	$2,261,594
Net realized gain (loss)	(2,805,608)	2,091,849	(4,428,084)	(618,456)
Net change in unrealized appreciation (depreciation)	(4,811,927)	(805,880)	(5,058,266)	(264,961)
Net increase (decrease) in net assets resulting from operations	(6,806,893)	2,463,242	(7,930,372)	1,378,177

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(435,802)	(1,471,240)	—	(5,102)
Class I	(1,992,355)	(3,146,169)	—	(106,671)
Class R6[1]	(358,625)	(247,273)	—	(82,540)
Class Y	(82,061)	(95,553)	—	(243)
	(2,868,843)	(4,960,235)	—	(194,556)

Capital Share Transactions:
Proceeds from shares sold:
Class A	704,434	3,572,674	91,257	592,052
Class C	—	—	593	—
Class I	9,822,946	17,473,351	1,673,252	10,978,661
Class R6[1]	690,846	4,847,518	2,885,006	15,305,886
Class Y	105,176	193,411	9	3,854

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	432,820	588,495	—	2,640
Class I	1,992,348	2,365,620	—	105,601
Class R6[1]	358,625	202,448	—	82,540
Class Y	10,801	1,413	—	—
	14,117,996	29,244,930	4,650,117	27,071,234
Cost of shares redeemed:
Class A	(2,951,222)	(13,338,181)	(1,212,158)	(6,213,616)
Class C	—	—	(15,430)	(1,782,183)
Class I	(22,523,248)	(27,979,620)	(18,770,346)	(12,197,032)
Class R6[1]	(5,897,342)	(1,235,090)	(6,378,476)	(14,024,248)
Class Y	(70,626)	(47,289)	(470)	(2,435,963)
	(31,442,438)	(42,600,180)	(26,376,880)	(36,653,042)
Decrease in net assets derived from capital share transactions	(17,324,442)	(13,355,250)	(21,726,763)	(9,581,808)
Net Decrease in Net Assets	(27,000,178)	(15,852,243)	(29,657,135)	(8,398,187)

Net Assets:
Beginning of year	44,304,548	60,156,791	52,005,616	60,403,803
End of year	$17,304,370	$44,304,548	$22,348,481	$52,005,616

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Government Securities Fund		Delaware Ivy High Yield Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,450,378	$3,180,466	$4,578,831	$6,689,563
Net realized gain (loss)	(21,575,366)	1,708,855	(5,297,682)	5,723,441
Net change in unrealized appreciation (depreciation)	(19,961,522)	(11,906,391)	(11,010,810)	2,080,522
Net increase (decrease) in net assets resulting from operations	(39,086,510)	(7,017,070)	(11,729,661)	14,493,526

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(588,347)	(917,702)	(1,063,272)	(793,716)
Class C	(378)	(3,093)	—	—
Class I	(1,277,007)	(1,783,642)	(4,984,513)	(4,156,741)
Class R6[1]	(1,189,521)	(2,154,930)	(1,898,457)	(1,924,874)
	(3,055,253)	(4,859,367)	(7,946,242)	(6,875,331)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,165,836	12,562,138	2,918,308	6,107,387
Class C	220,005	806,427	—	—
Class I	58,154,785	31,669,165	14,011,810	24,790,467
Class R6[1]	29,480,422	34,697,394	131,510	3,767,045

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	594,917	884,243	1,062,455	518,604
Class B2	—	8	—	—
Class C	597	2,626	—	—
Class I	1,298,536	1,753,718	4,984,606	4,064,512
Class R6[1]	1,212,166	2,153,034	1,898,457	1,924,874
	97,127,264	84,528,753	25,007,146	41,172,889
Cost of shares redeemed:
Class A	(20,444,518)	(27,962,021)	(4,950,550)	(8,817,300)
Class B2	(22,641)	(137,534)	—	—
Class C	(635,701)	(1,527,910)	—	—
Class I	(70,104,153)	(39,109,333)	(58,445,870)	(35,605,574)
Class R6[1]	(125,457,686)	(66,024,093)	(32,689,570)	(12,310,405)
	(216,664,699)	(134,760,891)	(96,085,990)	(56,733,279)
Decrease in net assets derived from capital share transactions	(119,537,435)	(50,232,138)	(71,078,844)	(15,560,390)
Net Decrease in Net Assets	(161,679,198)	(62,108,575)	(90,754,747)	(7,942,195)

Net Assets:
Beginning of year	347,991,465	410,100,040	133,674,336	141,616,531
End of year	$186,312,267	$347,991,465	$42,919,589	$133,674,336

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous pages.

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy International Small Cap Fund		Delaware Ivy Multi-Asset Income Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$347,832	$1,234,399	$8,435,472	$11,986,059
Net realized gain (loss)	16,420,540	25,181,441	21,731,856	12,514,993
Net change in unrealized appreciation (depreciation)	(45,828,652)	11,087,666	(66,930,961)	35,395,286
Net increase (decrease) in net assets resulting from operations	(29,060,280)	37,503,506	(36,763,633)	59,896,338

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,036,290)	(50,516)	(3,852,612)	(3,489,508)
Class C	(60,730)	—	(297,376)	(302,787)
Class I	(7,303,050)	(339,252)	(8,976,790)	(9,689,238)
Class R6[1]	(7,790,687)	(349,577)	(70,658)	(119,410)
Class Y	(14,316)	(1,093)	(5,729)	(92,067)
	(16,205,073)	(740,438)	(13,203,165)	(13,693,010)

Capital Share Transactions:
Proceeds from shares sold:
Class A	492,404	2,151,022	6,665,626	7,629,989[2]
Class C	74,322	65,650	425,965	902,106[2]
Class I	4,590,035	11,200,328	15,102,649	29,090,911[2]
Class R6[1]	5,932,670	1,398,118	165,002	632,026[2]
Class Y	481,816	1,421,417	4,366	677[2]

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,034,791	19,789	3,821,297	3,430,704
Class C	59,484	—	291,596	294,319
Class I	7,301,071	338,269	8,928,446	9,536,894
Class R6[1]	7,790,687	349,577	70,658	58,148
Class Y	14,316	210	5,729	5,530
	27,771,596	16,944,380	35,481,334	51,581,304
Cost of shares redeemed:
Class A	(2,671,873)	(14,596,753)	(24,588,526)	(23,785,947)
Class C	(131,818)	(1,637,398)	(2,509,562)	(4,264,997)
Class I	(39,850,541)	(46,037,972)	(105,567,503)	(79,452,900)
Class R6[1]	(22,577,066)	(34,080,867)	(359,224)	(2,928,595)
Class Y	(612,604)	(1,978,694)	(18,620)	(3,573,147)
	(65,843,902)	(98,331,684)	(133,043,435)	(114,005,586)
Decrease in net assets derived from capital share transactions	(38,072,306)	(81,387,304)	(97,562,101)	(62,424,282)
Net Decrease in Net Assets	(83,337,659)	(44,624,236)	(147,528,899)	(16,220,954)

Net Assets:
Beginning of year	120,338,350	164,962,586	307,766,057	323,987,011
End of year	$37,000,691	$120,338,350	$160,237,158	$307,766,057

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	Included payments from affiliates.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Strategic Income Fund		Delaware Ivy Total Return Bond Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$10,865,992	$15,499,181	$1,380,058	$2,308,406
Net realized gain (loss)	(11,932,950)	6,303,280	(1,413,925)	3,402,844
Net change in unrealized appreciation (depreciation)	(33,089,309)	6,663,566	(17,091,093)	(3,992,929)
Net increase (decrease) in net assets resulting from operations	(34,156,267)	28,466,027	(17,124,960)	1,718,321

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,015,633)	(4,600,138)	(276,561)	(250,720)
Class C	(122,545)	(195,959)	(13,264)	(24,536)
Class I	(7,986,695)	(12,428,973)	(2,253,223)	(1,556,281)
Class R6[1]	(45,685)	(129,596)	(1,408,771)	(1,021,796)
Class Y	(5,869)	(91,090)	(1)	(3,176)
	(11,176,427)	(17,445,756)	(3,951,820)	(2,856,509)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,534,878 [2]	15,990,235	837,399	3,167,508
Class C	656,382 [2]	1,272,820	38,513	172,526
Class I	30,435,003 [2]	47,897,470	6,347,278	32,460,342
Class R6[1]	340,656 [2]	447,130	1,417,122	15,235,441
Class Y	24,862 [2]	49,877	—	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,994,432	3,687,345	276,089	181,671
Class C	121,569	188,462	13,264	5,535
Class I	7,961,689	12,210,687	2,248,668	1,540,608
Class R6[1]	45,685	129,596	1,408,771	1,021,796
Class Y	5,706	80,771	—	86
	52,120,862	81,954,393	12,587,104	53,785,513
Cost of shares redeemed:
Class A	(31,678,540)	(47,314,688)	(4,938,497)	(13,687,263)
Class C	(1,992,721)	(2,522,462)	(246,828)	(4,048,257)
Class I	(133,548,730)	(83,239,030)	(58,274,370)	(37,257,823)
Class R6[1]	(534,175)	(21,449,285)	(20,143,529)	(12,442,132)
Class Y	(63,610)	(6,704,622)	(30)	(3,617,902)
	(167,817,776)	(161,230,087)	(83,603,254)	(71,053,377)
Decrease in net assets derived from capital share transactions	(115,696,914)	(79,275,694)	(71,016,150)	(17,267,864)
Net Decrease in Net Assets	(161,029,608)	(68,255,423)	(92,092,930)	(18,406,052)

Net Assets:
Beginning of year	333,617,843	401,873,266	171,791,115	190,197,167
End of year	$172,588,235	$333,617,843	$79,698,185	$171,791,115

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	Included payments from affiliates.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy California Municipal High Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.68	$10.48	$10.58	$9.98	$10.16

Income (loss) from investment operations:
Net investment income[1]	0.30	0.21	0.21	0.26	0.26
Net realized and unrealized gain (loss)	(1.70)	0.20	(0.11)	0.60	(0.16)
Total from investment operations	(1.40)	0.41	0.10	0.86	0.10

Less dividends and distributions from:
Net investment income	(0.27)	(0.21)	(0.20)	(0.26)	(0.26)
Net realized gain	(0.11)	—	—	—	(0.02)
Total dividends and distributions	(0.38)	(0.21)	(0.20)	(0.26)	(0.28)

Net asset value, end of period	$8.90	$10.68	$10.48	$10.58	$9.98

Total return[2]	(13.46% )	3.97%	1.01%	8.73%	0.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,573	$15 [3]	$19 [3]	$17 [3]	$14 [3]
Ratio of expenses to average net assets[4]	0.80%	0.80%	0.80%	0.80%	0.78%
Ratio of expenses to average net assets prior to fees waived[4]	1.52%	1.33%	1.23%	1.29%	1.32%
Ratio of net investment income to average net assets	3.03%	1.94%	2.03%	2.54%	2.56%
Ratio of net investment income to average net assets prior to fees waived	2.31%	1.41%	1.60%	2.05%	2.02%
Portfolio turnover	28%	16%	9%	10%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy California Municipal High Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.68	$10.48	$10.58	$9.98	$10.16

Income (loss) from investment operations:
Net investment income[1]	0.19	0.12	0.12	0.17	0.17
Net realized and unrealized gain (loss)	(1.68)	0.20	(0.11)	0.60	(0.17)
Total from investment operations	(1.49)	0.32	0.01	0.77	— [2]

Less dividends and distributions from:
Net investment income	(0.18)	(0.12)	(0.11)	(0.17)	(0.16)
Net realized gain	(0.11)	—	—	—	(0.02)
Total dividends and distributions	(0.29)	(0.12)	(0.11)	(0.17)	(0.18)

Net asset value, end of period	$8.90	$10.68	$10.48	$10.58	$9.98

Total return[3]	(14.28% )	3.09%	0.13%	7.81%	(0.07% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$381	$2 [4]	$2 [4]	$2 [4]	$2 [4]
Ratio of expenses to average net assets[5]	1.70%	1.65%	1.67%	1.66%	1.63%
Ratio of expenses to average net assets prior to fees waived[5]	2.20%	2.10%	2.02%	2.06%	2.08%
Ratio of net investment income to average net assets	1.92%	1.09%	1.16%	1.69%	1.70%
Ratio of net investment income to average net assets prior to fees waived	1.42%	0.64%	0.81%	1.29%	1.25%
Portfolio turnover	28%	16%	9%	10%	10%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy California Municipal High Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.68	$10.48	$10.58	$9.98	$10.16

Income (loss) from investment operations:
Net investment income[1]	0.33	0.23	0.23	0.28	0.28
Net realized and unrealized gain (loss)	(1.71)	0.21	(0.10)	0.60	(0.16)
Total from investment operations	(1.38)	0.44	0.13	0.88	0.12

Less dividends and distributions from:
Net investment income	(0.29)	(0.24)	(0.23)	(0.28)	(0.28)
Net realized gain	(0.11)	—	—	—	(0.02)
Total dividends and distributions	(0.40)	(0.24)	(0.23)	(0.28)	(0.30)

Net asset value, end of period	$8.90	$10.68	$10.48	$10.58	$9.98

Total return[2]	(13.29% )	4.18%	1.21%	8.95%	1.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,154	$9 [3]	$13 [3]	$13 [3]	$11 [3]
Ratio of expenses to average net assets[4]	0.60%	0.60%	0.60%	0.60%	0.58%
Ratio of expenses to average net assets prior to fees waived[4]	1.45%	1.21%	1.12%	1.16%	1.20%
Ratio of net investment income to average net assets	3.27%	2.12%	2.23%	2.75%	2.74%
Ratio of net investment income to average net assets prior to fees waived	2.42%	1.51%	1.71%	2.19%	2.12%
Portfolio turnover	28%	16%	9%	10%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy California Municipal High Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.68	$10.48	$10.58	$9.98	$10.16

Income (loss) from investment operations:
Net investment income[1]	0.26	0.21	0.21	0.26	0.25
Net realized and unrealized gain (loss)	(1.66)	0.20	(0.11)	0.60	(0.15)
Total from investment operations	(1.40)	0.41	0.10	0.86	0.10

Less dividends and distributions from:
Net investment income	(0.27)	(0.21)	(0.20)	(0.26)	(0.26)
Net realized gain	(0.11)	—	—	—	(0.02)
Total dividends and distributions	(0.38)	(0.21)	(0.20)	(0.26)	(0.28)

Net asset value, end of period	$8.90	$10.68	$10.48	$10.58	$9.98

Total return[2]	(13.48% )	3.97%	1.01%	8.73%	0.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$77	$1 [3]	$1 [3]	$1 [3]	$1 [3]
Ratio of expenses to average net assets[4]	0.80%	0.80%	0.80%	0.80%	0.78%
Ratio of expenses to average net assets prior to fees waived[4]	1.26%	1.45%	1.35%	1.40%	1.44%
Ratio of net investment income to average net assets	2.51%	1.96%	2.03%	2.55%	2.56%
Ratio of net investment income to average net assets prior to fees waived	2.05%	1.31%	1.48%	1.95%	1.90%
Portfolio turnover	28%	16%	9%	10%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22[1]	9/30/21[1]	9/30/20[1]	9/30/19[1]	9/30/18[1]
Net asset value, beginning of period	$19.62	$20.70	$19.62	$18.06	$18.81

Income (loss) from investment operations:
Net investment income[2]	0.36	0.39	0.45	0.48	0.45
Net realized and unrealized gain (loss)	(3.97)	(0.03)	1.11	1.56	(0.78)
Total from investment operations	(3.61)	0.36	1.56	2.04	(0.33)

Less dividends and distributions from:
Net investment income	(0.39)	(0.42)	(0.48)	(0.48)	(0.42)
Net realized gain	(0.59)	(1.02)	—	—	—
Total dividends and distributions	(0.98)	(1.44)	(0.48)	(0.48)	(0.42)

Net asset value, end of period	$15.03	$19.62	$20.70	$19.62	$18.06

Total return[3]	(19.22% )	1.59%	8.07%	11.48%	(1.72% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$210,466	$333 [4]	$355 [4]	$348 [4]	$364 [4]
Ratio of expenses to average net assets[5]	1.01%	0.96%	1.00%	1.02%	1.05%
Ratio of net investment income to average net assets	2.05%	1.89%	2.26%	2.54%	2.41%
Portfolio turnover	52%	72%	84%	63%	29%
[1]	On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information listed have been revised to reflect the reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22[1]	9/30/21[1]	9/30/20[1]	9/30/19[1]	9/30/18[1]
Net asset value, beginning of period	$19.59	$20.67	$19.59	$18.03	$18.78

Income (loss) from investment operations:
Net investment income[2]	0.18	0.21	0.27	0.30	0.27
Net realized and unrealized gain (loss)	(3.96)	(0.03)	1.11	1.56	(0.75)
Total from investment operations	(3.78)	0.18	1.38	1.86	(0.48)

Less dividends and distributions from:
Net investment income	(0.21)	(0.24)	(0.30)	(0.30)	(0.27)
Net realized gain	(0.59)	(1.02)	—	—	—
Total dividends and distributions	(0.80)	(1.26)	(0.30)	(0.30)	(0.27)

Net asset value, end of period	$15.01	$19.59	$20.67	$19.59	$18.03

Total return[3]	(20.01% )	0.68%	7.13%	10.52%	(2.63% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,271	$2 [4]	$4 [4]	$4 [4]	$4 [4]
Ratio of expenses to average net assets[5]	2.05%	1.84%	1.89%	1.92%	1.94%
Ratio of net investment income to average net assets	1.01%	1.02%	1.37%	1.64%	1.48%
Portfolio turnover	52%	72%	84%	63%	29%
[1]	On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information listed have been restated to reflect the reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Corporate Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22[1]	9/30/21[1]	9/30/20[1]	9/30/19[1]	9/30/18[1]
Net asset value, beginning of period	$19.62	$20.70	$19.62	$18.06	$18.81

Income (loss) from investment operations:
Net investment income[2]	0.41	0.42	0.51	0.54	0.51
Net realized and unrealized gain (loss)	(3.97)	(0.03)	1.11	1.56	(0.78)
Total from investment operations	(3.56)	0.39	1.62	2.10	(0.27)

Less dividends and distributions from:
Net investment income	(0.43)	(0.45)	(0.54)	(0.54)	(0.48)
Net realized gain	(0.59)	(1.02)	—	—	—
Total dividends and distributions	(1.02)	(1.47)	(0.54)	(0.54)	(0.48)

Net asset value, end of period	$15.04	$19.62	$20.70	$19.62	$18.06

Total return[3]	(18.98% )	1.87%	8.39%	11.84%	(1.41% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$202,864	$442 [4]	$460 [4]	$523 [4]	$545 [4]
Ratio of expenses to average net assets[5]	0.72%	0.70%	0.71%	0.70%	0.72%
Ratio of net investment income to average net assets	2.31%	2.15%	2.55%	2.86%	2.74%
Portfolio turnover	52%	72%	84%	63%	29%
[1]	On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information listed have been restated to reflect the reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Corporate Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended				10/16/17[1] to
	9/30/22[2]	9/30/21[2]	9/30/20[2]	9/30/19[2]	9/30/18[2]
Net asset value, beginning of period	$19.62	$20.70	$19.59	$18.03	$18.84

Income (loss) from investment operations:
Net investment income[3]	0.37	0.39	0.45	0.48	0.45
Net realized and unrealized gain (loss)	(3.97)	(0.06)	1.14	1.59	(0.87)
Total from investment operations	(3.60)	0.33	1.59	2.07	(0.42)

Less dividends and distributions from:
Net investment income	(0.40)	(0.39)	(0.48)	(0.51)	(0.39)
Net realized gain	(0.59)	(1.02)	—	—	—
Total dividends and distributions	(0.99)	(1.41)	(0.48)	(0.51)	(0.39)

Net asset value, end of period	$15.03	$19.62	$20.70	$19.59	$18.03

Total return[4]	(19.18% )	1.58%	8.29%	11.62%	(2.16% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$200	$— [5,6]	$— [5,6]	$— [5,6]	$— [5,6]
Ratio of expenses to average net assets[7]	0.95%	0.95%	0.94%	0.93%	1.00%
Ratio of net investment income to average net assets	2.13%	1.90%	2.32%	2.62%	2.62%
Portfolio turnover	52%	72%	84%	63%	29% [8]
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The net asset values and per share information listed have been restated to reflect the reverse stock split.
[3]	Calculated using average shares outstanding.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	Portfolio turnover is representative of the Fund for the period ended September 30, 2018.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Crossover Credit Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.88	$11.28	$10.51	$9.64	$10.26

Income (loss) from investment operations:
Net investment income[1]	0.22	0.21	0.28	0.32	0.30
Net realized and unrealized gain (loss)	(2.30)	0.33	0.77	0.90	(0.56)
Total from investment operations	(2.08)	0.54	1.05	1.22	(0.26)

Less dividends and distributions from:
Net investment income	(0.23)	(0.22)	(0.28)	(0.35)	(0.27)
Net realized gain	(0.48)	(0.72)	—	—	(0.09)
Total dividends and distributions	(0.71)	(0.94)	(0.28)	(0.35)	(0.36)

Net asset value, end of period	$8.09	$10.88	$11.28	$10.51	$9.64

Total return[2]	(20.27% )	4.93%	10.18%	13.10%	(2.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,924	$7 [3]	$18 [3]	$12 [3]	$12 [3]
Ratio of expenses to average net assets[4]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	1.69%	1.23%	1.21%	1.25%	1.19%
Ratio of net investment income to average net assets	2.26%	1.92%	2.64%	3.23%	3.07%
Ratio of net investment income to average net assets prior to fees waived	1.47%	1.59%	2.33%	2.88%	2.78%
Portfolio turnover	60%	135%	165%	94%	85%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Crossover Credit Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.88	$11.28	$10.51	$9.64	$10.26

Income (loss) from investment operations:
Net investment income[1]	0.24	0.24	0.31	0.34	0.33
Net realized and unrealized gain (loss)	(2.29)	0.33	0.77	0.90	(0.56)
Total from investment operations	(2.05)	0.57	1.08	1.24	(0.23)

Less dividends and distributions from:
Net investment income	(0.26)	(0.25)	(0.31)	(0.37)	(0.30)
Net realized gain	(0.48)	(0.72)	—	—	(0.09)
Total dividends and distributions	(0.74)	(0.97)	(0.31)	(0.37)	(0.39)

Net asset value, end of period	$8.09	$10.88	$11.28	$10.51	$9.64

Total return[2]	(20.05% )	5.19%	10.46%	13.39%	(2.41% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,427	$30 [3]	$39 [3]	$27 [3]	$23 [3]
Ratio of expenses to average net assets[4]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	1.27%	1.03%	1.06%	1.13%	1.06%
Ratio of net investment income to average net assets	2.48%	2.18%	2.89%	3.47%	3.33%
Ratio of net investment income to average net assets prior to fees waived	1.86%	1.80%	2.48%	2.99%	2.92%
Portfolio turnover	60%	135%	165%	94%	85%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Crossover Credit Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.88	$11.28	$10.51	$9.64	$10.26

Income (loss) from investment operations:
Net investment income[1]	0.22	0.21	0.28	0.32	0.30
Net realized and unrealized gain (loss)	(2.31)	0.33	0.77	0.90	(0.56)
Total from investment operations	(2.09)	0.54	1.05	1.22	(0.26)

Less dividends and distributions from:
Net investment income	(0.23)	(0.22)	(0.28)	(0.35)	(0.27)
Net realized gain	(0.48)	(0.72)	—	—	(0.09)
Total dividends and distributions	(0.71)	(0.94)	(0.28)	(0.35)	(0.36)

Net asset value, end of period	$8.08	$10.88	$11.28	$10.51	$9.64

Total return[2]	(20.35% )	4.93%	10.18%	13.10%	(2.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$953	$1 [3]	$1 [3]	$1 [3]	$1 [3]
Ratio of expenses to average net assets[4]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	1.57%	1.26%	1.30%	1.37%	1.29%
Ratio of net investment income to average net assets	2.29%	1.93%	2.65%	3.23%	3.06%
Ratio of net investment income to average net assets prior to fees waived	1.62%	1.57%	2.25%	2.76%	2.67%
Portfolio turnover	60%	135%	165%	94%	85%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Emerging Markets Local Currency Debt Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19		9/30/18
Net asset value, beginning of period	$8.74	$8.46	$8.68	$8.22		$9.47

Income (loss) from investment operations:
Net investment income[1]	0.33	0.29	0.31	0.42		0.39
Net realized and unrealized gain (loss)	(2.23)	—	(0.43)	0.04		(1.40)
Total from investment operations	(1.90)	0.29	(0.12)	0.46		(1.01)

Less dividends and distributions from:
Net investment income	—	(0.01)	(0.10)	—		(0.24)
Total dividends and distributions	—	(0.01)	(0.10)	—		(0.24)

Net asset value, end of period	$6.84	$8.74	$8.46	$8.68		$8.22

Total return[2]	(21.74% )	3.40%	(1.39% )	5.73%		(11.01% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,165	$3 [3]	$8 [3]	$9	[3]	$12 [3]
Ratio of expenses to average net assets[4]	1.23%	1.23%	1.19%	1.21%		1.21%
Ratio of expenses to average net assets prior to fees waived[4]	2.53%	1.63%	1.50%	1.44%		1.45%
Ratio of net investment income to average net assets	4.08%	3.21%	3.63%	4.94%		4.28%
Ratio of net investment income to average net assets prior to fees waived	2.78%	2.81%	3.32%	4.71%		4.04%
Portfolio turnover	63%	120%	121%	111%		90%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Emerging Markets Local Currency Debt Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20	9/30/19		9/30/18
Net asset value, beginning of period	$8.45	$8.20		$8.47	$8.06		$9.28

Income (loss) from investment operations:
Net investment income[1]	0.25	0.23		0.25	0.36		0.31
Net realized and unrealized gain (loss)	(2.14)	0.02		(0.43)	0.05		(1.37)
Total from investment operations	(1.89)	0.25		(0.18)	0.41		(1.06)

Less dividends and distributions from:
Net investment income	—	—		(0.09)	—		(0.16)
Total dividends and distributions	—	—		(0.09)	—		(0.16)

Net asset value, end of period	$6.56	$8.45		$8.20	$8.47		$8.06

Total return[2]	(22.37% )	3.05%		(2.14% )	5.09%		(11.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61	$—	[3,4]	$2 [3]	$2	[3]	$2 [3]
Ratio of expenses to average net assets[5]	2.00%	1.84%		1.83%	1.85%		1.86%
Ratio of expenses to average net assets prior to fees waived[5]	3.13%	2.24%		2.14%	2.08%		2.10%
Ratio of net investment income to average net assets	3.31%	2.66%		3.02%	4.36%		3.54%
Ratio of net investment income to average net assets prior to fees waived	2.18%	2.24%		2.71%	4.13%		3.30%
Portfolio turnover	63%	120%		121%	111%		90%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Rounds to less than $500 thousands.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Emerging Markets Local Currency Debt Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$8.87	$8.57	$8.77	$8.28	$9.54

Income (loss) from investment operations:
Net investment income[1]	0.37	0.33	0.35	0.47	0.43
Net realized and unrealized gain (loss)	(2.27)	—	(0.44)	0.04	(1.41)
Total from investment operations	(1.90)	0.33	(0.09)	0.51	(0.98)

Less dividends and distributions from:
Net investment income	—	(0.03)	(0.11)	(0.02)	(0.28)
Total dividends and distributions	—	(0.03)	(0.11)	(0.02)	(0.28)

Net asset value, end of period	$6.97	$8.87	$8.57	$8.77	$8.28

Total return[2]	(21.42% )	3.88%	(1.07% )	6.17%	(10.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,252	$28 [3]	$28 [3]	$77 [3]	$80 [3]
Ratio of expenses to average net assets[4]	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived[4]	1.73%	1.42%	1.29%	1.21%	1.23%
Ratio of net investment income to average net assets	4.49%	3.64%	4.07%	5.43%	4.80%
Ratio of net investment income to average net assets prior to fees waived	3.56%	3.02%	3.58%	5.02%	4.37%
Portfolio turnover	63%	120%	121%	111%	90%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Emerging Markets Local Currency Debt Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$8.86	$8.57	$8.77	$8.28	$9.54

Income (loss) from investment operations:
Net investment income[1]	0.36	0.32	0.36	0.46	0.44
Net realized and unrealized gain (loss)	(2.26)	—	(0.45)	0.05	(1.42)
Total from investment operations	(1.90)	0.32	(0.09)	0.51	(0.98)

Less dividends and distributions from:
Net investment income	—	(0.03)	(0.11)	(0.02)	(0.28)
Total dividends and distributions	—	(0.03)	(0.11)	(0.02)	(0.28)

Net asset value, end of period	$6.96	$8.86	$8.57	$8.77	$8.28

Total return[2]	(21.45% )	3.76%	(1.07% )	6.17%	(10.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,672	$21 [3]	$20 [3]	$34 [3]	$41 [3]
Ratio of expenses to average net assets[4]	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived[4]	1.54%	1.21%	1.12%	1.04%	1.05%
Ratio of net investment income to average net assets	4.50%	3.57%	4.12%	5.36%	4.83%
Ratio of net investment income to average net assets prior to fees waived	3.76%	3.16%	3.80%	5.12%	4.58%
Portfolio turnover	63%	120%	121%	111%	90%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Emerging Markets Local Currency Debt Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19		9/30/18
Net asset value, beginning of period	$8.75	$8.46	$8.69	$8.22		$9.48

Income (loss) from investment operations:
Net investment income[1]	0.32	0.27	0.31	0.43		0.37
Net realized and unrealized gain (loss)	(2.23)	0.03	(0.44)	0.04		(1.39)
Total from investment operations	(1.91)	0.30	(0.13)	0.47		(1.02)

Less dividends and distributions from:
Net investment income	—	(0.01)	(0.10)	—		(0.24)
Total dividends and distributions	—	(0.01)	(0.10)	—		(0.24)

Net asset value, end of period	$6.84	$8.75	$8.46	$8.69		$8.22

Total return[2]	(21.83% )	3.52%	(1.51% )	5.72%		(11.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$198	$— [3,4]	$2 [3]	$3	[3]	$3 [3]
Ratio of expenses to average net assets[5]	1.25%	1.20%	1.19%	1.21%		1.21%
Ratio of expenses to average net assets prior to fees waived[5]	2.01%	1.60%	1.51%	1.44%		1.45%
Ratio of net investment income to average net assets	4.07%	3.04%	3.65%	4.99%		4.11%
Ratio of net investment income to average net assets prior to fees waived	3.31%	2.64%	3.33%	4.76%		3.87%
Portfolio turnover	63%	120%	121%	111%		90%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Rounds to less than $500 thousands.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Government Securities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$5.61	$5.78	$5.59	$5.23	$5.43

Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.06	0.08	0.06
Net realized and unrealized gain (loss)	(0.80)	(0.14)	0.20	0.37	(0.19)
Total from investment operations	(0.76)	(0.11)	0.26	0.45	(0.13)

Less dividends and distributions from:
Net investment income	(0.05)	(0.06)	(0.07)	(0.09)	(0.07)
Total dividends and distributions	(0.05)	(0.06)	(0.07)	(0.09)	(0.07)

Net asset value, end of period	$4.80	$5.61	$5.78	$5.59	$5.23

Total return[2]	(13.67% )	(1.94% )	4.75%	8.59%	(2.35% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,336	$79 [3]	$96 [3]	$68 [3]	$71 [3]
Ratio of expenses to average net assets[4]	0.97%	0.97%	0.98%	1.00%	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.00%	1.05%	1.13%	1.16%
Ratio of net investment income to average net assets	0.67%	0.59%	1.07%	1.47%	1.19%
Ratio of net investment income to average net assets prior to fees waived	0.51%	0.56%	1.00%	1.34%	1.07%
Portfolio turnover	148% [5]	31%	43%	12%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Government Securities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22			9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$5.61			$5.78	$5.59	$5.23	$5.43

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)		[2]	(0.01)	0.01	0.03	0.01
Net realized and unrealized gain (loss)	(0.80)			(0.15)	0.20	0.37	(0.18)
Total from investment operations	(0.81)			(0.16)	0.21	0.40	(0.17)

Less dividends and distributions from:
Net investment income	—	[3]		(0.01)	(0.02)	(0.04)	(0.03)
Total dividends and distributions	—	[3]		(0.01)	(0.02)	(0.04)	(0.03)

Net asset value, end of period	$4.80			$5.61	$5.78	$5.59	$5.23

Total return[4]	(14.44%	)	[5]	(2.75% )	3.83%	7.61%	(3.14% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$754			$1 [6]	$2 [6]	$1 [6]	$1 [6]
Ratio of expenses to average net assets[7]	1.83%			1.82%	1.86%	1.88%	1.88%
Ratio of expenses to average net assets prior to fees waived[7]	2.06%			1.82%	1.90%	1.95%	2.16%
Ratio of net investment income (loss) to average net assets	(0.19%	)		(0.26% )	0.18%	0.59%	0.24%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.42%	)		(0.26% )	0.14%	0.52%	(0.04% )
Portfolio turnover	148%	[8]		31%	43%	12%	42%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Government Securities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$5.61	$5.78	$5.59	$5.23	$5.43

Income (loss) from investment operations:
Net investment income[1]	0.05	0.05	0.08	0.09	0.08
Net realized and unrealized gain (loss)	(0.80)	(0.15)	0.20	0.37	(0.19)
Total from investment operations	(0.75)	(0.10)	0.28	0.46	(0.11)

Less dividends and distributions from:
Net investment income	(0.06)	(0.07)	(0.09)	(0.10)	(0.09)
Total dividends and distributions	(0.06)	(0.07)	(0.09)	(0.10)	(0.09)

Net asset value, end of period	$4.80	$5.61	$5.78	$5.59	$5.23

Total return[2]	(13.45% )	(1.69% )	5.01%	8.89%	(2.10% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$101,424	$130 [3]	$140 [3]	$93 [3]	$124 [3]
Ratio of expenses to average net assets[4]	0.72%	0.72%	0.72%	0.72%	0.78%
Ratio of expenses to average net assets prior to fees waived[4]	0.80%	0.76%	0.77%	0.77%	0.82%
Ratio of net investment income to average net assets	0.91%	0.84%	1.32%	1.75%	1.46%
Ratio of net investment income to average net assets prior to fees waived	0.83%	0.80%	1.27%	1.70%	1.42%
Portfolio turnover	148% [5]	31%	43%	12%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Government Securities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended					10/16/17[1] to
	9/30/22		9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$5.61		$5.78	$5.59	$5.23	$5.43

Income (loss) from investment operations:
Net investment income[2]	0.05		0.05	0.08	0.10	0.08
Net realized and unrealized gain (loss)	(0.79)		(0.14)	0.20	0.37	(0.19)
Total from investment operations	(0.74)		(0.09)	0.28	0.47	(0.11)

Less dividends and distributions from:
Net investment income	(0.07)		(0.08)	(0.09)	(0.11)	(0.09)
Total dividends and distributions	(0.07)		(0.08)	(0.09)	(0.11)	(0.09)

Net asset value, end of period	$4.80		$5.61	$5.78	$5.59	$5.23

Total return[3]	(13.36% )	[4]	(1.57% )	5.13%	9.01%	(1.99% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,798		$138 [5]	$172 [5]	$120 [5]	$179 [5]
Ratio of expenses to average net assets[6]	0.62%		0.60%	0.61%	0.61%	0.63%
Ratio of expenses to average net assets prior to fees waived[6]	0.63%		0.60%	0.61%	0.61%	0.63%
Ratio of net investment income to average net assets	0.96%		0.96%	1.44%	1.86%	1.74%
Ratio of net investment income to average net assets prior to fees waived	0.95%		0.96%	1.44%	1.86%	1.74%
Portfolio turnover	148% [7]		31%	43%	12%	42% [8]
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.
[8]	Portfolio turnover is representative of the Fund for the period ended September 30, 2018.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Yield Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.24	$9.72	$9.88	$9.81	$10.15

Income (loss) from investment operations:
Net investment income[1]	0.47	0.47	0.48	0.52	0.48
Net realized and unrealized gain (loss)	(1.98)	0.54	(0.16)	0.06	(0.30)
Total from investment operations	(1.51)	1.01	0.32	0.58	0.18

Less dividends and distributions from:
Net investment income	(0.50)	(0.49)	(0.48)	(0.51)	(0.49)
Net realized gain	(0.27)	—	—	—	(0.03)
Total dividends and distributions	(0.77)	(0.49)	(0.48)	(0.51)	(0.52)

Net asset value, end of period	$7.96	$10.24	$9.72	$9.88	$9.81

Total return[2]	(15.64% )	10.50%	3.40%	6.27%	1.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,968	$14 [3]	$15 [3]	$10 [3]	$8 [3]
Ratio of expenses to average net assets[4]	0.99%	0.99%	0.99%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.28%	1.13%	1.16%	1.15%	1.11%
Ratio of net investment income to average net assets	5.05%	4.64%	5.02%	5.32%	4.83%
Ratio of net investment income to average net assets prior to fees waived	4.76%	4.50%	4.85%	5.17%	4.72%
Portfolio turnover	47%	83%	80%	69%	81%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Yield Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.25	$9.72	$9.88	$9.81	$10.15

Income (loss) from investment operations:
Net investment income[1]	0.49	0.50	0.51	0.54	0.51
Net realized and unrealized gain (loss)	(1.98)	0.54	(0.17)	0.07	(0.31)
Total from investment operations	(1.49)	1.04	0.34	0.61	0.20

Less dividends and distributions from:
Net investment income	(0.53)	(0.51)	(0.50)	(0.54)	(0.51)
Net realized gain	(0.27)	—	—	—	(0.03)
Total dividends and distributions	(0.80)	(0.51)	(0.50)	(0.54)	(0.54)

Net asset value, end of period	$7.96	$10.25	$9.72	$9.88	$9.81

Total return[2]	(15.51% )	10.91%	3.68%	6.44%	2.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,938	$85 [3]	$87 [3]	$54 [3]	$46 [3]
Ratio of expenses to average net assets[4]	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of expenses to average net assets prior to fees waived[4]	1.03%	0.97%	1.01%	1.02%	1.00%
Ratio of net investment income to average net assets	5.23%	4.90%	5.30%	5.60%	5.14%
Ratio of net investment income to average net assets prior to fees waived	4.92%	4.65%	5.01%	5.30%	4.86%
Portfolio turnover	47%	83%	80%	69%	81%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Yield Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.24	$9.71	$9.88	$9.80	$10.15

Income (loss) from investment operations:
Net investment income[1]	0.49	0.50	0.51	0.54	0.51
Net realized and unrealized gain (loss)	(1.99)	0.54	(0.18)	0.08	(0.32)
Total from investment operations	(1.50)	1.04	0.33	0.62	0.19

Less dividends and distributions from:
Net investment income	(0.46)	(0.51)	(0.50)	(0.54)	(0.51)
Net realized gain	(0.27)	—	—	—	(0.03)
Total dividends and distributions	(0.73)	(0.51)	(0.50)	(0.54)	(0.54)

Net asset value, end of period	$8.01	$10.24	$9.71	$9.88	$9.80

Total return[2]	(15.56% )	10.92%	3.58%	6.55%	2.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14	$35 [3]	$40 [3]	$38 [3]	$32 [3]
Ratio of expenses to average net assets[4]	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of expenses to average net assets prior to fees waived[4]	0.87%	0.80%	0.83%	0.84%	0.83%
Ratio of net investment income to average net assets	5.20%	4.91%	5.29%	5.59%	5.10%
Ratio of net investment income to average net assets prior to fees waived	5.05%	4.83%	5.18%	5.47%	4.99%
Portfolio turnover	47%	83%	80%	69%	81%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Small Cap Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$16.09	$12.42	$11.38	$12.28	$12.06

Income (loss) from investment operations:
Net investment income[1]	0.03	0.07	0.06	0.11	0.10
Net realized and unrealized gain (loss)	(5.18)	3.64	1.19	(0.85)	0.14
Total from investment operations	(5.15)	3.71	1.25	(0.74)	0.24

Less dividends and distributions from:
Net investment income	(0.84)	(0.04)	(0.21)	(0.14)	(0.02)
Net realized gain	(1.61)	—	—	(0.02)	—
Total dividends and distributions	(2.45)	(0.04)	(0.21)	(0.16)	(0.02)

Net asset value, end of period	$8.49	$16.09	$12.42	$11.38	$12.28

Total return[2]	(37.08% )	29.97%	11.04%	(5.92% )	1.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,285	$8 [3]	$16 [3]	$16 [3]	$18 [3]
Ratio of expenses to average net assets[4]	1.37%	1.37%	1.37%	1.39%	1.45%
Ratio of expenses to average net assets prior to fees waived[4]	2.03%	1.59%	1.57%	1.58%	1.54%
Ratio of net investment income to average net assets	0.23%	0.48%	0.50%	1.02%	0.79%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.43% )	0.26%	0.30%	0.83%	0.70%
Portfolio turnover	132% [5]	47%	75%	73%	60%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Small Cap Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21		9/30/20		9/30/19	9/30/18
Net asset value, beginning of period	$15.85		$12.29		$11.27		$12.14	$12.00

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	[2]	(0.05)		(0.03)		0.03	0.01
Net realized and unrealized gain (loss)	(5.10)		3.61		1.18		(0.84)	0.13
Total from investment operations	(5.16)		3.56		1.15		(0.81)	0.14

Less dividends and distributions from:
Net investment income	(0.73)		—		(0.13)		(0.04)	—
Net realized gain	(1.61)		—		—		(0.02)	—
Total dividends and distributions	(2.34)		—		(0.13)		(0.06)	—

Net asset value, end of period	$8.35		$15.85		$12.29		$11.27	$12.14

Total return[3]	(37.56% )		28.97%		10.22%		(6.62% )	1.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217		$—	[4,5]	$2	[4]	$2 [4]	$2	[4]
Ratio of expenses to average net assets[6]	2.12%		2.12%		2.13%		2.14%	2.22%
Ratio of expenses to average net assets prior to fees waived[6]	2.87%		2.34%		2.33%		2.33%	2.27%
Ratio of net investment income (loss) to average net assets	(0.50% )		(0.33%	)	(0.31%	)	0.25%	0.11%
Ratio of net investment income (loss) to average net assets prior to fees waived	(1.25% )		(0.55%	)	(0.51%	)	0.06%	0.06%
Portfolio turnover	132% [7]		47%		75%		73%	60%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Small Cap Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$16.17	$12.47	$11.42	$12.33	$12.08

Income (loss) from investment operations:
Net investment income[1]	0.05	0.14	0.10	0.16	0.16
Net realized and unrealized gain (loss)	(5.17)	3.64	1.21	(0.87)	0.13
Total from investment operations	(5.12)	3.78	1.31	(0.71)	0.29

Less dividends and distributions from:
Net investment income	(0.90)	(0.08)	(0.26)	(0.18)	(0.04)
Net realized gain	(1.61)	—	—	(0.02)	—
Total dividends and distributions	(2.51)	(0.08)	(0.26)	(0.20)	(0.04)

Net asset value, end of period	$8.54	$16.17	$12.47	$11.42	$12.33

Total return[2]	(36.81% )	30.45%	11.54%	(5.64% )	2.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,838	$60 [3]	$77 [3]	$72 [3]	$66 [3]
Ratio of expenses to average net assets[4]	0.99%	0.99%	0.99%	0.99%	1.12%
Ratio of expenses to average net assets prior to fees waived[4]	1.62%	1.40%	1.38%	1.37%	1.34%
Ratio of net investment income to average net assets	0.43%	0.96%	0.91%	1.47%	1.28%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.20% )	0.55%	0.52%	1.09%	1.06%
Portfolio turnover	132% [5]	47%	75%	73%	60%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Small Cap Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$16.17	$12.46	$11.42	$12.32	$12.09

Income (loss) from investment operations:
Net investment income[1]	0.07	0.14	0.10	0.15	0.16
Net realized and unrealized gain (loss)	(5.20)	3.65	1.20	(0.85)	0.11
Total from investment operations	(5.13)	3.79	1.30	(0.70)	0.27

Less dividends and distributions from:
Net investment income	(0.90)	(0.08)	(0.26)	(0.18)	(0.04)
Net realized gain	(1.61)	—	—	(0.02)	—
Total dividends and distributions	(2.51)	(0.08)	(0.26)	(0.20)	(0.04)

Net asset value, end of period	$8.53	$16.17	$12.46	$11.42	$12.32

Total return[2]	(36.87% )	30.55%	11.45%	(5.57% )	2.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,651	$52 [3]	$69 [3]	$73 [3]	$82 [3]
Ratio of expenses to average net assets[4]	0.99%	0.99%	0.99%	0.99%	1.13%
Ratio of expenses to average net assets prior to fees waived[4]	1.48%	1.22%	1.20%	1.20%	1.18%
Ratio of net investment income to average net assets	0.58%	0.92%	0.89%	1.40%	1.25%
Ratio of net investment income to average net assets prior to fees waived	0.09%	0.69%	0.68%	1.19%	1.20%
Portfolio turnover	132% [5]	47%	75%	73%	60%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Small Cap Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$16.09	$12.42	$11.37	$12.28	$12.06

Income (loss) from investment operations:
Net investment income[1]	0.04	0.07	0.03	0.08	0.14
Net realized and unrealized gain (loss)	(5.19)	3.64	1.23	(0.83)	0.10
Total from investment operations	(5.15)	3.71	1.26	(0.75)	0.24

Less dividends and distributions from:
Net investment income	(0.84)	(0.04)	(0.21)	(0.14)	(0.02)
Net realized gain	(1.61)	—	—	(0.02)	—
Total dividends and distributions	(2.45)	(0.04)	(0.21)	(0.16)	(0.02)

Net asset value, end of period	$8.49	$16.09	$12.42	$11.37	$12.28

Total return[2]	(37.08% )	29.97%	11.14%	(6.00% )	1.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$— [3,4]	$1 [3]	$1 [3]	$5 [3]
Ratio of expenses to average net assets[5]	1.35%	1.37%	1.37%	1.39%	1.45%
Ratio of expenses to average net assets prior to fees waived[5]	1.94%	1.63%	1.59%	1.63%	1.59%
Ratio of net investment income to average net assets	0.34%	0.50%	0.27%	0.71%	1.10%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.25% )	0.24%	0.05%	0.47%	0.96%
Portfolio turnover	132% [6]	47%	75%	73%	60%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Rounds to less than $500 thousands.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Multi-Asset Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21		9/30/20		9/30/19	9/30/18
Net asset value, beginning of period	$11.28		$9.81		$10.58		$11.07	$11.02

Income (loss) from investment operations:
Net investment income[1]	0.34		0.37		0.39		0.43	0.42
Net realized and unrealized gain (loss)	(2.18)		1.53		(0.61)		(0.13)	0.05
Total from investment operations	(1.84)		1.90		(0.22)		0.30	0.47

Less dividends and distributions from:
Net investment income	(0.54)		(0.43)		(0.42)		(0.45)	(0.41)
Net realized gain	—		—		(0.13)		(0.34)	(0.01)
Total dividends and distributions	(0.54)		(0.43)		(0.55)		(0.79)	(0.42)

Net asset value, end of period	$8.90		$11.28		$9.81		$10.58	$11.07

Total return[2]	(16.99% )	[3]	19.57%	[3,4]	(2.10% )	[3]	3.22% [3]	4.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,948		$87	[5]	$88 [5]		$119 [5]	$131 [5]
Ratio of expenses to average net assets[6]	1.19%		1.17%		1.20%		1.20%	1.24%
Ratio of expenses to average net assets prior to fees waived[6]	1.36%		1.24%		1.27%		1.24%	1.24%
Ratio of net investment income to average net assets	3.21%		3.38%		3.89%		4.06%	3.77%
Ratio of net investment income to average net assets prior to fees waived	3.04%		3.31%		3.82%		4.02%	3.77%
Portfolio turnover	127% [7]		57%		71%		54%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Multi-Asset Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21		9/30/20		9/30/19	9/30/18
Net asset value, beginning of period	$11.27		$9.81		$10.58		$11.07	$11.02

Income (loss) from investment operations:
Net investment income[1]	0.26		0.29		0.32		0.35	0.33
Net realized and unrealized gain (loss)	(2.17)		1.51		(0.61)		(0.12)	0.06
Total from investment operations	(1.91)		1.80		(0.29)		0.23	0.39

Less dividends and distributions from:
Net investment income	(0.45)		(0.34)		(0.35)		(0.38)	(0.33)
Net realized gain	—		—		(0.13)		(0.34)	(0.01)
Total dividends and distributions	(0.45)		(0.34)		(0.48)		(0.72)	(0.34)

Net asset value, end of period	$8.91		$11.27		$9.81		$10.58	$11.07

Total return[2]	(17.54% )	[3]	18.56%	[3,4]	(2.85% )	[3]	2.46% [3]	3.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,909		$8	[5]	$10	[5]	$14 [5]	$16 [5]
Ratio of expenses to average net assets[6]	1.99%		1.95%		1.96%		1.94%	1.98%
Ratio of expenses to average net assets prior to fees waived[6]	2.18%		2.02%		2.03%		1.98%	1.98%
Ratio of net investment income to average net assets	2.40%		2.61%		3.13%		3.31%	3.01%
Ratio of net investment income to average net assets prior to fees waived	2.21%		2.54%		3.06%		3.27%	3.01%
Portfolio turnover	127%	[7]	57%		71%		54%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Multi-Asset Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$11.28	$9.81		$10.59	$11.07	$11.02

Income (loss) from investment operations:
Net investment income[1]	0.39	0.42		0.43	0.47	0.45
Net realized and unrealized gain (loss)	(2.18)	1.53		(0.61)	(0.11)	0.06
Total from investment operations	(1.79)	1.95		(0.18)	0.36	0.51

Less dividends and distributions from:
Net investment income	(0.59)	(0.48)		(0.47)	(0.50)	(0.45)
Net realized gain	—	—		(0.13)	(0.34)	(0.01)
Total dividends and distributions	(0.59)	(0.48)		(0.60)	(0.84)	(0.46)

Net asset value, end of period	$8.90	$11.28		$9.81	$10.59	$11.07

Total return[2]	(16.64% )	20.08%	[3]	(1.76% )	3.77%	4.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,268	$211	[4]	$220 [4]	$320 [4]	$354 [4]
Ratio of expenses to average net assets[5]	0.75%	0.75%		0.75%	0.75%	0.93%
Ratio of expenses to average net assets prior to fees waived[5]	1.05%	0.99%		0.99%	0.97%	0.96%
Ratio of net investment income to average net assets	3.60%	3.81%		4.32%	4.51%	4.07%
Ratio of net investment income to average net assets prior to fees waived	3.30%	3.57%		4.08%	4.29%	4.04%
Portfolio turnover	127% [6]	57%		71%	54%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Multi-Asset Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$11.28	$9.82		$10.59	$11.08	$11.03

Income (loss) from investment operations:
Net investment income[1]	0.39	0.43		0.44	0.47	0.47
Net realized and unrealized gain (loss)	(2.18)	1.51		(0.61)	(0.12)	0.05
Total from investment operations	(1.79)	1.94		(0.17)	0.35	0.52

Less dividends and distributions from:
Net investment income	(0.59)	(0.48)		(0.47)	(0.50)	(0.46)
Net realized gain	—	—		(0.13)	(0.34)	(0.01)
Total dividends and distributions	(0.59)	(0.48)		(0.60)	(0.84)	(0.47)

Net asset value, end of period	$8.90	$11.28		$9.82	$10.59	$11.08

Total return[2]	(16.60% )	19.95%	[3]	(1.66% )	3.69%	4.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,024	$2	[4]	$3 [4]	$4 [4]	$4 [4]
Ratio of expenses to average net assets[5]	0.75%	0.75%		0.75%	0.75%	0.79%
Ratio of expenses to average net assets prior to fees waived[5]	0.92%	0.84%		0.84%	0.92%	0.80%
Ratio of net investment income to average net assets	3.66%	3.91%		4.34%	4.50%	4.23%
Ratio of net investment income to average net assets prior to fees waived	3.49%	3.82%		4.25%	4.33%	4.22%
Portfolio turnover	127% [6]	57%		71%	54%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Multi-Asset Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20		9/30/19	9/30/18
Net asset value, beginning of period	$11.28	$9.82		$10.59		$11.07	$11.02

Income (loss) from investment operations:
Net investment income[1]	0.34	0.39		0.40		0.42	0.42
Net realized and unrealized gain (loss)	(2.17)	1.50		(0.61)		(0.10)	0.06
Total from investment operations	(1.83)	1.89		(0.21)		0.32	0.48

Less dividends and distributions from:
Net investment income	(0.55)	(0.43)		(0.43)		(0.46)	(0.42)
Net realized gain	—	—		(0.13)		(0.34)	(0.01)
Total dividends and distributions	(0.55)	(0.43)		(0.56)		(0.80)	(0.43)

Net asset value, end of period	$8.90	$11.28		$9.82		$10.59	$11.07

Total return[2]	(16.94% ) [3]	19.50%	[3,4]	(2.06% )	[3]	3.33% [3]	4.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88	$—	[5,6]	$3	[5]	$4 [5]	$6 [5]
Ratio of expenses to average net assets[7]	1.16%	1.15%		1.15%		1.17%	1.19%
Ratio of expenses to average net assets prior to fees waived[7]	1.33%	1.22%		1.22%		1.21%	1.19%
Ratio of net investment income to average net assets	3.23%	3.61%		3.95%		4.06%	3.82%
Ratio of net investment income to average net assets prior to fees waived	3.06%	3.54%		3.88%		4.02%	3.82%
Portfolio turnover	127% [8]	57%		71%		54%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Strategic Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.20	$9.92		$9.99	$9.97	$10.27

Income (loss) from investment operations:
Net investment income[1]	0.38	0.41		0.42	0.44	0.42
Net realized and unrealized gain (loss)	(1.75)	0.33		(0.05)	0.06	(0.27)
Total from investment operations	(1.37)	0.74		0.37	0.50	0.15

Less dividends and distributions from:
Net investment income	(0.40)	(0.46)		(0.44)	(0.45)	(0.40)
Net realized gain	—	—		—	(0.03)	(0.05)
Total dividends and distributions	(0.40)	(0.46)		(0.44)	(0.48)	(0.45)

Net asset value, end of period	$8.43	$10.20		$9.92	$9.99	$9.97

Total return[2]	(13.81% )	7.59%	[3]	3.84%	5.13%	1.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,645	$87	[4]	$111 [4]	$120 [4]	$117 [4]
Ratio of expenses to average net assets[5]	1.06%	1.04%		1.05%	1.05%	1.15%
Ratio of expenses to average net assets prior to fees waived[5]	1.28%	1.19%		1.17%	1.15%	1.16%
Ratio of net investment income to average net assets	4.04%	4.01%		4.35%	4.45%	4.14%
Ratio of net investment income to average net assets prior to fees waived	3.82%	3.86%		4.23%	4.35%	4.13%
Portfolio turnover	57%	62%		59%	45%	48%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Strategic Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.19	$9.91		$9.98	$9.97	$10.27

Income (loss) from investment operations:
Net investment income[1]	0.31	0.33		0.35	0.36	0.35
Net realized and unrealized gain (loss)	(1.75)	0.33		(0.06)	0.05	(0.27)
Total from investment operations	(1.44)	0.66		0.29	0.41	0.08

Less dividends and distributions from:
Net investment income	(0.32)	(0.38)		(0.36)	(0.37)	(0.33)
Net realized gain	—	—		—	(0.03)	(0.05)
Total dividends and distributions	(0.32)	(0.38)		(0.36)	(0.40)	(0.38)

Net asset value, end of period	$8.43	$10.19		$9.91	$9.98	$9.97

Total return[2]	(14.43% )	6.77%	[3]	3.03%	4.21%	0.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,647	$5	[4]	$5 [4]	$5 [4]	$6 [4]
Ratio of expenses to average net assets[5]	1.82%	1.82%		1.83%	1.85%	1.85%
Ratio of expenses to average net assets prior to fees waived[5]	2.25%	2.05%		2.08%	2.04%	2.02%
Ratio of net investment income to average net assets	3.27%	3.22%		3.57%	3.65%	3.43%
Ratio of net investment income to average net assets prior to fees waived	2.84%	2.99%		3.32%	3.46%	3.26%
Portfolio turnover	57%	62%		59%	45%	48%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Strategic Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.20	$9.92		$9.99	$9.98	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.42	0.45		0.46	0.48	0.45
Net realized and unrealized gain (loss)	(1.75)	0.33		(0.06)	0.05	(0.27)
Total from investment operations	(1.33)	0.78		0.40	0.53	0.18

Less dividends and distributions from:
Net investment income	(0.43)	(0.50)		(0.47)	(0.49)	(0.43)
Net realized gain	—	—		—	(0.03)	(0.05)
Total dividends and distributions	(0.43)	(0.50)		(0.47)	(0.52)	(0.48)

Net asset value, end of period	$8.44	$10.20		$9.92	$9.99	$9.98

Total return[2]	(13.36% )	7.99%	[3]	4.23%	5.43%	1.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$114,410	$241	[4]	$257 [4]	$315 [4]	$315 [4]
Ratio of expenses to average net assets[5]	0.67%	0.67%		0.67%	0.67%	0.82%
Ratio of expenses to average net assets prior to fees waived[5]	1.00%	0.98%		0.96%	0.93%	0.93%
Ratio of net investment income to average net assets	4.41%	4.36%		4.73%	4.83%	4.46%
Ratio of net investment income to average net assets prior to fees waived	4.08%	4.05%		4.44%	4.57%	4.35%
Portfolio turnover	57%	62%		59%	45%	48%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Strategic Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.21	$9.92		$9.99	$9.98	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.42	0.45		0.46	0.48	0.46
Net realized and unrealized gain (loss)	(1.75)	0.34		(0.06)	0.05	(0.27)
Total from investment operations	(1.33)	0.79		0.40	0.53	0.19

Less dividends and distributions from:
Net investment income	(0.44)	(0.50)		(0.47)	(0.49)	(0.44)
Net realized gain	—	—		—	(0.03)	(0.05)
Total dividends and distributions	(0.44)	(0.50)		(0.47)	(0.52)	(0.49)

Net asset value, end of period	$8.44	$10.21		$9.92	$9.99	$9.98

Total return[2]	(13.44% )	8.09%	[3]	4.23%	5.43%	1.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$796	$1	[4]	$22 [4]	$48 [4]	$53 [4]
Ratio of expenses to average net assets[5]	0.67%	0.67%		0.67%	0.67%	0.77%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.84%		0.80%	0.78%	0.78%
Ratio of net investment income to average net assets	4.45%	4.72%		4.71%	4.83%	4.52%
Ratio of net investment income to average net assets prior to fees waived	4.24%	4.55%		4.58%	4.72%	4.51%
Portfolio turnover	57%	62%		59%	45%	48%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Strategic Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.20	$9.92		$9.99	$9.97	$10.27

Income (loss) from investment operations:
Net investment income[1]	0.39	0.44		0.42	0.44	0.42
Net realized and unrealized gain (loss)	(1.76)	0.30		(0.05)	0.06	(0.27)
Total from investment operations	(1.37)	0.74		0.37	0.50	0.15

Less dividends and distributions from:
Net investment income	(0.40)	(0.46)		(0.44)	(0.45)	(0.40)
Net realized gain	—	—		—	(0.03)	(0.05)
Total dividends and distributions	(0.40)	(0.46)		(0.44)	(0.48)	(0.45)

Net asset value, end of period	$8.43	$10.20		$9.92	$9.99	$9.97

Total return[2]	(13.80% )	7.59%	[3]	3.85%	5.13%	1.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90	$—	[4,5]	$7 [4]	$7 [4]	$8 [4]
Ratio of expenses to average net assets[6]	1.06%	1.04%		1.05%	1.05%	1.10%
Ratio of expenses to average net assets prior to fees waived[6]	1.55%	1.21%		1.20%	1.18%	1.17%
Ratio of net investment income to average net assets	4.06%	4.32%		4.35%	4.46%	4.18%
Ratio of net investment income to average net assets prior to fees waived	3.57%	4.15%		4.20%	4.33%	4.11%
Portfolio turnover	57%	62%		59%	45%	48%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Total Return Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.16	$10.22	$10.22	$10.02	$10.11

Income (loss) from investment operations:
Net investment income[1]	0.08	0.10	0.09	0.17	0.16
Net realized and unrealized gain (loss)	(1.50)	(0.04)	0.10	0.52	(0.18)
Total from investment operations	(1.42)	0.06	0.19	0.69	(0.02)

Less dividends and distributions from:
Net investment income	(0.09)	(0.02)	(0.16)	(0.49)	(0.07)
Net realized gain	(0.16)	(0.10)	(0.03)	—	—
Total dividends and distributions	(0.25)	(0.12)	(0.19)	(0.49)	(0.07)

Net asset value, end of period	$8.49	$10.16	$10.22	$10.22	$10.02

Total return[2]	(14.25% )	0.77%	2.07%	7.23%	(0.22% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,125	$13 [3]	$23 [3]	$23 [3]	$21 [3]
Ratio of expenses to average net assets[4]	1.33%	1.24%	1.22%	1.22%	1.22%
Ratio of expenses to average net assets prior to fees waived[4]	1.59%	1.42%	1.41%	1.40%	1.39%
Ratio of net investment income to average net assets	0.81%	0.95%	0.90%	1.74%	1.56%
Ratio of net investment income to average net assets prior to fees waived	0.55%	0.77%	0.71%	1.56%	1.39%
Portfolio turnover	105%	119%	112%	121%	152%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Total Return Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.03	$10.10	$10.10	$9.91	$10.05

Income (loss) from investment operations:
Net investment income[1]	— [2]	0.02	0.02	0.10	0.09
Net realized and unrealized gain (loss)	(1.47)	(0.03)	0.10	0.51	(0.17)
Total from investment operations	(1.47)	(0.01)	0.12	0.61	(0.08)

Less dividends and distributions from:
Net investment income	(0.07)	(0.01)	(0.10)	(0.42)	(0.06)
Net realized gain	(0.16)	(0.05)	(0.02)	—	—
Total dividends and distributions	(0.23)	(0.06)	(0.12)	(0.42)	(0.06)

Net asset value, end of period	$8.33	$10.03	$10.10	$10.10	$9.91

Total return[3]	(14.92% )	(0.17% )	1.32%	6.45%	(0.85% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$348	$1 [4]	$5 [4]	$4 [4]	$4 [4]
Ratio of expenses to average net assets[5]	2.08%	1.95%	1.92%	1.92%	1.92%
Ratio of expenses to average net assets prior to fees waived[5]	2.58%	2.13%	2.11%	2.10%	2.09%
Ratio of net investment income to average net assets	0.05%	0.22%	0.20%	1.05%	0.86%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.45% )	0.04%	0.01%	0.87%	0.69%
Portfolio turnover	105%	119%	112%	121%	152%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Total Return Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.20	$10.25	$10.26	$10.06	$10.13

Income (loss) from investment operations:
Net investment income[1]	0.10	0.12	0.11	0.20	0.18
Net realized and unrealized gain (loss)	(1.50)	(0.02)	0.09	0.51	(0.18)
Total from investment operations	(1.40)	0.10	0.20	0.71	— [2]

Less dividends and distributions from:
Net investment income	(0.10)	(0.03)	(0.18)	(0.51)	(0.07)
Net realized gain	(0.16)	(0.12)	(0.03)	—	—
Total dividends and distributions	(0.26)	(0.15)	(0.21)	(0.51)	(0.07)

Net asset value, end of period	$8.54	$10.20	$10.25	$10.26	$10.06

Total return[3]	(14.03% )	0.96%	2.19%	7.45%	0.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,651	$99 [4]	$102 [4]	$120 [4]	$123 [4]
Ratio of expenses to average net assets[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived[5]	1.27%	1.23%	1.24%	1.23%	1.21%
Ratio of net investment income to average net assets	1.10%	1.20%	1.12%	1.98%	1.79%
Ratio of net investment income to average net assets prior to fees waived	0.83%	0.98%	0.88%	1.75%	1.58%
Portfolio turnover	105%	119%	112%	121%	152%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Total Return Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
Net asset value, beginning of period	$10.23	$10.28	$10.28	$10.08	$10.13

Income (loss) from investment operations:
Net investment income[1]	0.12	0.14	0.13	0.21	0.18
Net realized and unrealized gain (loss)	(1.51)	(0.03)	0.09	0.51	(0.15)
Total from investment operations	(1.39)	0.11	0.22	0.72	0.03

Less dividends and distributions from:
Net investment income	(0.11)	(0.03)	(0.19)	(0.52)	(0.08)
Net realized gain	(0.16)	(0.13)	(0.03)	—	—
Total dividends and distributions	(0.27)	(0.16)	(0.22)	(0.52)	(0.08)

Net asset value, end of period	$8.57	$10.23	$10.28	$10.28	$10.08

Total return[2]	(13.95% )	1.08%	2.41%	7.57%	0.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,574	$60 [3]	$56 [3]	$70 [3]	$89 [3]
Ratio of expenses to average net assets[4]	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.06%	1.07%	1.06%	1.05%
Ratio of net investment income to average net assets	1.26%	1.33%	1.24%	2.11%	1.79%
Ratio of net investment income to average net assets prior to fees waived	1.00%	1.14%	1.04%	1.92%	1.61%
Portfolio turnover	105%	119%	112%	121%	152%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Ivy Funds

September 30, 2022

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 39 series. These financial statements and the related notes pertain to 10 funds: Delaware Ivy California Municipal High Income Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund (formerly, Delaware Ivy PineBridge High Yield Fund), Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund (formerly, Delaware Ivy Apollo Multi-Asset Income Fund), Delaware Ivy Strategic Income Fund (formerly, Delaware Ivy Apollo Strategic Income Fund), and Delaware Ivy Total Return Bond Fund (formerly, Delaware Ivy Pictet Targeted Return Bond Fund), (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds, except for Delaware Ivy Emerging Markets Local Currency Debt Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Ivy Emerging Markets Local Currency Debt Fund is considered nondiversified.

Each Fund currently offers Class A shares. Each Fund (other than Delaware Ivy Crossover Credit Fund and Delaware Ivy High Yield Fund) offers Class C shares, and each Fund (other than Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund and Delaware Ivy Total Return Bond Fund) offers Class Y shares. On December 17, 2021, Delaware Ivy Total Return Bond Fund’s Class Y share class liquidated. In addition, each Fund (other than Delaware Ivy California Municipal High Income Fund, Delaware Ivy Corporate Bond Fund and Delaware Ivy Crossover Credit Fund which does not offer Class R6 shares) offers Class I and Class R6 shares. On May 18, 2022, Class R6 share class liquidated for Delaware Ivy Corporate Bond Fund and Delaware Ivy Crossover Credit Fund. Class A shares are subject to an initial sales charge. There is no front-end sales charge when you purchase $1 million or more ($250,000 or more for Delaware Ivy California Municipal High Income Fund) of Class A shares. However, if Delaware Distributors, L.P. (DDLP) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an net asset value (NAV) breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase; or if DDLP paid your financial intermediary a commission on your purchase of $1 million ($250,000 or more for Delaware Ivy California Municipal High Income Fund) or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a contingent deferred sales charge (CDSC), you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Effective December 10, 2021, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class I shares, Class R6 shares and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap (IRS) contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value.

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Open-end investment companies are valued at their published NAV. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by each Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of each Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended September 30, 2022, and for all open tax years (years ended September 30, 2019-September 30, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended September 30, 2022, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/ or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Funds can realize on an investment and/or may result in lower distributions paid to shareholders. Each Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Ivy California Municipal High Income Fund and Delaware Ivy Government Securities Fund declare dividends daily and pay monthly. Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy High Yield Fund, and Delaware Ivy Strategic Income Fund declare and pay dividends monthly. Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Multi-Asset Fund, and Delaware Ivy Total Return Bond Fund declare and pay dividends quarterly. Delaware Ivy International Small Cap Fund declares and pays dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy California Municipal High Income Fund	0.525% of net assets up to $500 million;
0.50% of net assets over $500 million and up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion and up to $5 billion;
0.395% of net assets over $5 billion and up to $10 billion;
0.39% of net assets over $10 billion and up to $15 billion;
0.385% of net assets over $15 billion.

Delaware Ivy Corporate Bond Fund	0.475% of net assets up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion.

Delaware Ivy Crossover Credit Fund	0.50% of net assets up to $500 million;
0.45% of net assets over $500 million and up to $1 billion;
0.425% of net assets over $1 billion and up to $2.5 billion;
0.40% of net assets over $2.5 billion and up to $5 billion;
0.375% of net assets over $5 billion.

Delaware Ivy Emerging Markets Local Currency Debt Fund	0.75% of net assets up to $1 billion;
0.725% of net assets over $1 billion and up to $2 billion;
0.70% of net assets over $2 billion and up to $5 billion;
0.675% of net assets over $5 billion and up to $10 billion;
0.65% of net assets over $10 billion.

Delaware Ivy Government Securities Fund	0.50% of net assets up to $500 million;
0.45% of net assets over $500 million and up to $1 billion;
0.40% of net assets over $1 billion and up to $1.5 billion;
0.35% of net assets over $1.5 billion.

Delaware Ivy High Yield Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $10 billion;
0.49% of net assets over $10 billion and up to $20 billion;
0.48% of net assets over $20 billion.

Delaware Ivy International Small Cap Fund	1.00% of net assets up to $1 billion;
0.95% of net assets over $1 billion and up to $2 billion;
0.90% of net assets over $2 billion and up to $5 billion;
0.85% of net assets over $5 billion.

Delaware Ivy Multi-Asset Income Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.61% of net assets over $2 billion and up to $3 billion;
0.58% of net assets over $3 billion.

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Strategic Income Fund	0.68% of net assets up to $1 billion;
0.62% of net assets over $1 billion and up to $2 billion;
0.58% of net assets over $2 billion and up to $3 billion;
0.57% of net assets over $3 billion.

Delaware Ivy Total Return Bond Fund	0.90% of net assets up to $1 billion;
0.85% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $5 billion;
0.75% of net assets over $5 billion.

DMC has entered into sub-advisory agreements with the following entities on behalf of Delaware Ivy Corporate Bond, Delaware Ivy Crossover Credit, Delaware Ivy Emerging Markets Local Currency Debt, Delaware Ivy Government Securities, Delaware Ivy High Yield, Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Total Return Funds:

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL), each of which is an affiliate of DMC (the Affiliated Sub-Advisors).

MIMAK is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. With respect to the Funds for which MIMAK serves as a sub-advisor, DMC has principal responsibility for all investment advisory services and may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

In addition and with respect only to Delaware Ivy Multi-Asset Income Fund, MIMAK is responsible for the day-to-day management of the Fund.

DMC may seek investment advice and recommendations from MIMEL and DMC may also permit MIMEL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

With respect to the Funds for which MIMGL serves as sub-advisor, DMC has principal responsibility for each Fund, and may seek investment advice and recommendations from MIMGL and DMC may also permit MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

In addition and with respect only to Delaware Ivy Total Return Bond Fund, MIMGL along with DMC is responsible for the day-to-day management of the Fund.

MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL, also an affiliate of DMC) each serve as sub-advisor to Delaware Ivy International Small Cap Fund, executing security trades on behalf of DMC.

Pursuant to the terms of the relevant sub-advisory agreement, DMC pays each Affiliated Sub-Advisor and MFMHKL a sub-advisory fee.

Prior to October 18, 2021 (for Delaware Ivy Emerging Markets Local Currency Debt Fund and Delaware Ivy Total Return Bond Fund), January 31, 2022 (for Delaware Ivy Corporate Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund, and Delaware Ivy Strategic Income Fund), and February 28, 2022 (for Delaware Ivy California Municipal High Income Fund, Delaware Ivy Crossover Credit Fund and Delaware Ivy International Small Cap Fund), the Funds had an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in providing bookkeeping and accounting services and assistance to each Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund paid WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$0

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

$10 to $25M	11,496
$25 to $50M	23,100
$50 to $100M	35,496
$100 to $200M	48,396
$200 to $350M	63,204
$350 to $550M	82,500
$550 to $750M	96,300
$750 to $1,000M	121,596
Over $1,000M	148,500

In addition, for each class of shares in excess of one, each Fund paid WISC a monthly per-class fee equal to 2.50% of the monthly accounting services base fee. Each Fund also paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee was voluntarily waived by WISC until each Fund’s net assets were at least $10 million and is included in “Accounting and administration expenses” on the “Statements of operations.”

Effective October 18, 2021 (for Delaware Ivy Emerging Markets Local Currency Debt Fund and Delaware Ivy Total Return Bond Fund), January 31, 2022 (for Delaware Ivy Corporate Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy Multi-Asset Income Fund, and Delaware Ivy Strategic Income Fund), and February 28, 2022 (for Delaware Ivy California Municipal High Income Fund, Delaware Ivy Crossover Credit Fund and Delaware Ivy International Small Cap Fund), Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” From the effective dates mentioned above to September 30, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Ivy California Municipal High Income Fund	$3,274
Delaware Ivy Corporate Bond Fund	16,045
Delaware Ivy Crossover Credit Fund	3,464
Delaware Ivy Emerging Markets Local Currency Debt Fund	6,441
Delaware Ivy Government Securities Fund	8,934
Delaware Ivy High Yield Fund	7,512
Delaware Ivy International Small Cap Fund	4,008
Delaware Ivy Multi-Asset Income Fund	16,353
Delaware Ivy Strategic Income Fund	15,515
Delaware Ivy Total Return Bond Fund	8,716

Effective June 27, 2022, DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the period June 27, 2022 through September 30, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Ivy California Municipal High Income Fund	$720
Delaware Ivy Corporate Bond Fund	56,509
Delaware Ivy Crossover Credit Fund	1,949

Fund	Fees
Delaware Ivy Emerging Markets Local Currency Debt Fund	$1,006
Delaware Ivy Government Securities Fund	14,759
Delaware Ivy High Yield Fund	2,260
Delaware Ivy International Small Cap Fund	1,926
Delaware Ivy Multi-Asset Income Fund	16,941
Delaware Ivy Strategic Income Fund	14,809
Delaware Ivy Total Return Bond Fund	2,937

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), effective June 27, 2022, BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Under the Shareholder Servicing Agreement between the Trust and WISC (that was in effect until June 27, 2022), with respect to Class A and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund paid a monthly fee that ranged from $1.5042 to $1.6958 per account; however, WISC had agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reached certain levels. For Class I and Class Y shares, each Fund paid a monthly fee equal to one-twelfth of 0.15 of 1.00% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund paid WISC a monthly fee equal to one-twelfth of 0.01 of 1.00% of the average daily net assets of the class for the preceding month. Each Fund also reimbursed WISC for certain out-of-pocket costs for all classes.

For certain networked accounts (that is, those accounts whose Fund shares were purchased through certain financial intermediaries), WISC had agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may have been paid by the Funds to those intermediaries. The Fund would reimburse WISC for such costs if the annual rate of the third-party per account charged for a Fund were less than or equal to $12.00 per account or an annual fee of 0.14 of 1.00% that is based on average daily net assets.

Certain broker-dealers that maintained shareholder accounts with each Fund through an omnibus account provided transfer agent and other shareholder-related services that would otherwise have been provided by WISC if the individual accounts that comprised the omnibus account were opened by their beneficial owners directly. Each Fund could pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, and 0.25% of the average daily net assets of the Class A, Class C, and Class Y shares, respectively. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay 12b-1 fees.

From January 28, 2022, DMC and DDLP (through January 28, 2023), WISC (until June 27, 2022) and DIFSC (effective June 27, 2022 through January 28, 2023), each Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows:

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Ivy California Municipal High Income Fund	0.80%	1.65%	0.60%	n/a	0.80%

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Ivy Corporate Bond Fund	n/a	n/a	n/a	n/a	n/a
Delaware Ivy Crossover Credit Fund	0.90%	n/a	0.65%	n/a	0.90%
Delaware Ivy Emerging Markets Local Currency Debt Fund	1.23%	1.84%	0.80%	0.80%	1.20%
Delaware Ivy Government Securities Fund	0.97%	1.82%	0.72%	0.60%	n/a
Delaware Ivy High Yield Fund	0.99%	n/a	0.72%	0.72%	n/a
Delaware Ivy International Small Cap Fund	1.37%	2.12%	0.99%	0.99%	1.37%
Delaware Ivy Multi-Asset Income Fund	1.17%	1.95%	0.75%	0.75%	1.15%
Delaware Ivy Strategic Income Fund	1.04%	1.82%	0.67%	0.67%	1.04%
Delaware Ivy Total Return Bond Fund	1.24%	1.95%	1.00%	0.87%	n/a

Prior to Janurary 28, 2022, DMC, DDLP, the Funds’ distributor, and/or WRSCO, doing business as WISC, the Funds’ prior transfer agent, contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) as follows:

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Ivy California Municipal High Income Fund	0.80%	n/a	0.60%	n/a	0.80%
Delaware Ivy Corporate Bond Fund	n/a	n/a	n/a	n/a	n/a

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Ivy Crossover Credit Fund	0.90%	n/a	0.65%	0.65%	0.90%
Delaware Ivy Emerging Markets Local Currency Debt Fund	1.23%	2.00%	0.80%	0.80%	1.25%
Delaware Ivy Government Securities Fund	0.97%	1.85%	0.72%	0.72%	n/a
Delaware Ivy High Yield Fund	0.99%	n/a	0.72%	0.72%	n/a
Delaware Ivy International Small Cap Fund	1.44%	n/a	0.99%	0.99%	1.44%
Delaware Ivy Multi-Asset Income Fund	1.28%	2.16%	0.75%	0.75%	1.28%
Delaware Ivy Strategic Income Fund	1.14%	1.82%	0.67%	0.67%	1.10%
Delaware Ivy Total Return Bond Fund	1.37%	2.08%	1.00%	0.87%	1.25%

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended September 30, 2022, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Ivy California Municipal High Income Fund	$126
Delaware Ivy Corporate Bond Fund	6,062
Delaware Ivy Crossover Credit Fund	181
Delaware Ivy Emerging Markets Local Currency Debt Fund	267
Delaware Ivy Government Securities Fund	2,410
Delaware Ivy High Yield Fund	670
Delaware Ivy International Small Cap Fund	5,761
Delaware Ivy Multi-Asset Income Fund	5,821
Delaware Ivy Strategic Income Fund	5,857
Delaware Ivy Total Return Bond Fund	676

For the year ended September 30, 2022, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Ivy California Municipal High Income Fund	$341

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Class A
Delaware Ivy Corporate Bond Fund	$11,894
Delaware Ivy Crossover Credit Fund	542
Delaware Ivy Emerging Markets Local Currency Debt Fund	156
Delaware Ivy Government Securities Fund	2,252
Delaware Ivy High Yield Fund	610
Delaware Ivy International Small Cap Fund	763
Delaware Ivy Multi-Asset Income Fund	6,101
Delaware Ivy Strategic Income Fund	4,946
Delaware Ivy Total Return Bond Fund	431

For the year ended September 30, 2022, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Ivy California Municipal High Income Fund	$8	$—
Delaware Ivy Corporate Bond Fund	760	146
Delaware Ivy Crossover Credit Fund	—	—
Delaware Ivy Emerging Markets Local Currency Debt Fund	—	—
Delaware Ivy Government Securities Fund	141	—
Delaware Ivy High Yield Fund	—	—
Delaware Ivy International Small Cap Fund	—	55
Delaware Ivy Multi-Asset Income Fund	248	248
Delaware Ivy Strategic Income Fund	631	385
Delaware Ivy Total Return Bond Fund	—	135

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds including ETF in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

During the year ended September 30, 2021, Waddell & Reed Services Company (WRSCO) reimbursed $28,737, $2,948, $71,627, $836 and $677 to Delaware Ivy Multi-Asset Income Fund Class A, Class C, Class I, Class R6 and Class Y shares, respectively, for losses. WRSCO also reimbursed $15,992, $814, $39,959, $464 and $265 to Delaware Ivy Strategic Income Fund Class A, Class C, Class I, Class R6 and Class Y shares, respectively, for losses. These amounts are included as subscriptions on the “Statements of changes in net assets.”

Cross trades for the year ended September 30, 2022, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Funds’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended September 30, 2022, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy California Municipal High Income Fund	$3,050,364	$5,211,544	$(29,858)
Delaware Ivy Multi-Asset Income Fund	—	137,717	108
Delaware Ivy Strategic Income Fund	—	137,717	108

A summary of the transactions in affiliated companies during the year ended September 30, 2022 was as follows:

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Interest income
Delaware Ivy Multi-Asset Income Fund
Corporate Bonds—0.2%
New Cotai 5.00% 2/2/27=	$—	$328,635	$—	$—	$11,377	$340,012	340,864	$11,824
Common Stock—0.00%
New Cotai=,†	683,900	—	—		(683,900)	—	318,315	—
	$683,900	$328,635	$—	$—	$(672,523)	$340,012		$11,824

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
Delaware Ivy Strategic Income Fund
Common Stock—0.00%
New Cotai=,†,*	$890,319	$—	$—	$—	$2,742,038	$—	—

*	Issuer is not an affiliated investment of the Fund at September 30, 2022.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3.
†	Non-income producing security.

3. Investments

For the year ended September 30, 2022, the Funds made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Ivy California Municipal High Income Fund	$5,739,091	$—	$12,391,784	$—
Delaware Ivy Corporate Bond Fund	296,686,440	28,023,847	533,296,366	42,528,044
Delaware Ivy Crossover Credit Fund	17,318,232	2,280,152	34,747,544	2,273,091
Delaware Ivy Emerging Markets Local Currency Debt Fund	16,704,352	—	31,538,101	—
Delaware Ivy Government Securities Fund	1,960,000	414,021,186	39,273,443	489,670,614
Delaware Ivy High Yield Fund	39,873,674	—	113,429,053	—
Delaware Ivy International Small Cap Fund	93,298,820	—	146,934,630	—
Delaware Ivy Multi-Asset Income Fund	266,807,196	26,282,081	375,587,832	17,253,747
Delaware Ivy Strategic Income Fund	82,123,163	53,813,576	201,434,347	45,483,441
Delaware Ivy Total Return Bond Fund	88,185,771	29,837,012	114,983,594	48,402,057

Notes to financial statements

Ivy Funds

3. Investments (continued)

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Ivy California Municipal High Income Fund	$18,632,028	$124,464	$(1,714,701)	$(1,590,237)
Delaware Ivy Corporate Bond Fund	494,206,425	557,326	(81,813,870)	(81,256,544)
Delaware Ivy Crossover Credit Fund	21,546,028	444	(4,116,914)	(4,116,470)
Delaware Ivy Emerging Markets Local Currency Debt Fund	27,488,059	283,135	(5,821,731)	(5,538,596)
Delaware Ivy Government Securities Fund	211,046,712	11,937	(15,501,225)	(15,489,288)
Delaware Ivy High Yield Fund	50,755,404	817,325	(8,228,160)	(7,410,835)
Delaware Ivy International Small Cap Fund	46,520,255	2,172,168	(9,798,227)	(7,626,059)
Delaware Ivy Multi-Asset Income Fund	195,851,156	3,918,086	(36,881,130)	(32,963,044)
Delaware Ivy Strategic Income Fund	200,073,860	1,009,130	(29,588,523)	(28,579,393)
Delaware Ivy Total Return Bond Fund	95,171,048	1,924,256	(16,794,866)	(14,870,610)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of September 30, 2022:

	Delaware Ivy California Municipal High Income Fund
	Level 1	Level 2	Total
Securities
Assets:
Municipal Bonds	$—	$16,574,078	$16,574,078
Short-Term Investments[1]	12,713	455,000	467,713
Total Value of Securities	$12,713	$17,029,078	$17,041,791

1 Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Total
Short-Term Investments	2.72%	97.28%	100.00%

	Delaware Ivy Corporate Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$536,169	$536,169
Corporate Bonds	—	393,116,998	393,116,998
Municipal Bonds	—	5,224,634	5,224,634
Non-Agency Asset-Backed Securities	—	5,316,995	5,316,995
Sovereign Bonds	—	1,748,697	1,748,697
US Treasury Obligations	—	3,858,115	3,858,115
Short-Term Investments	1,398,741	—	1,398,741
Securities Lending Collateral	1,749,532	—	1,749,532
Total Value of Securities	$3,148,273	$409,801,608	$412,949,881

	Delaware Ivy Crossover Credit Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$27,408	$27,408
Corporate Bonds	—	16,205,622	16,205,622
Municipal Bonds	—	112,018	112,018
Non-Agency Asset-Backed Securities	—	137,455	137,455
US Treasury Obligation	—	21,582	21,582
Short-Term Investments	819,823	—	819,823
Securities Lending Collateral	105,650	—	105,650
Total Value of Securities	$925,473	$16,504,085	$17,429,558

	Delaware Ivy Emerging Markets Local Currency Debt Fund
	Level 1	Level 2	Total
Securities
Assets:
Sovereign Bonds	$—	$19,749,082	$19,749,082
Supranational Banks	—	974,126	974,126

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Emerging Markets Local Currency Debt Fund
	Level 1	Level 2	Total
Short-Term Investments	$819,138	$—	$819,138
Securities Lending Collateral	450,886	—	450,886
Total Value of Securities	$1,270,024	$20,723,208	$21,993,232

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$63,024	$63,024
Liabilities:
Foreign Currency Exchange Contracts	$—	$(106,793)	$(106,793)

1 Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Government Securities Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$4,915,068	$4,915,068
Agency Commercial Mortgage-Backed Securities	—	30,418,241	30,418,241
Agency Mortgage-Backed Securities	—	36,897,096	36,897,096
Agency Obligations	—	4,314,697	4,314,697
US Treasury Obligations	—	109,435,168	109,435,168
Securities Lending Collateral	9,577,154	—	9,577,154
Total Value of Securities	$9,577,154	$185,980,270	$195,557,424

	Delaware Ivy High Yield Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$77,085	$77,085
Corporate Bonds	—	40,878,327	40,878,327
Municipal Bonds	—	306,502	306,502
Short-Term Investments	1,142,665	—	1,142,665
Securities Lending Collateral	939,990	—	939,990
Total Value of Securities	$2,082,655	$41,261,914	$43,344,569

	Delaware Ivy International Small Cap Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Argentina	$357,174	$—	$357,174
Australia	—	970,671	970,671
Austria	—	193,854	193,854
Brazil	1,594,685	—	1,594,685
Canada	4,423,697	—	4,423,697
China	278,178	405,334	683,512
Denmark	—	1,107,406	1,107,406
Finland	—	258,545	258,545
France	—	942,737	942,737
Germany	—	997,165	997,165
Hong Kong	—	232,383	232,383
India	—	2,087,310	2,087,310
Ireland	—	343,070	343,070
Israel	382,738	—	382,738
Italy	—	810,505	810,505
Japan	—	9,860,953	9,860,953
Malaysia	—	75,361	75,361
Mexico	1,267,008	—	1,267,008
Norway	296,573	1,208,093	1,504,666
Republic of Korea	—	810,028	810,028
Singapore	—	332,640	332,640
South Africa	1,011,474	—	1,011,474
Spain	—	676,747	676,747
Sweden	—	630,689	630,689
Taiwan	—	670,599	670,599
Thailand	239,701	—	239,701
United Kingdom	—	3,245,294	3,245,294
Short-Term Investments	1,218,373	—	1,218,373
Securities Lending Collateral	1,975,383	—	1,975,383
Total Value of Securities	$13,044,984	$25,859,384	$38,904,368
Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$10	$10
Derivatives
Liabilities:
Foreign Currency Exchange Contracts	$—	$(10,182)	$(10,182)

1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Multi-Asset Income Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$5,744,036	$—	$5,744,036
Common Stocks
Basic Industry	—	1,219,571	18,372	1,237,943
Capital Goods	828,277	—	—	828,277
Communication Services	—	1,005,661	—	1,005,661
Communications	—	704,660	—	704,660
Consumer Cyclical	209,397	4,030,852	45,804	4,286,053
Consumer Discretionary	463,866	—	—	463,866
Consumer Non-Cyclical	10,691,732	14,181,469	—	24,873,201
Consumer Staples	784,597	—	—	784,597
Energy	6,009,125	653,634	988,798	7,651,557
Financial Services	—	—	7,8261	7,826
Industrials	1,037,765	4,335,291	—	5,373,056
Materials	3,696,552	1,528,112	—	5,224,664
Real Estate	655,766	850,461	—	1,506,227
REIT Diversified	18,881	1,592,580	—	1,611,461
REIT Healthcare	704,282	—	—	704,282
REIT Hotel	637,253	—	—	637,253
REIT Industrial	1,725,992	523,408	—	2,249,400
REIT Lodging	72,972	19,057	—	92,029
REIT Mall	385,925	—	—	385,925
REIT Manufactured Housing	379,060	—	—	379,060
REIT Multifamily	1,870,320	460,189	—	2,330,509
REIT Office	756,741	409,542	—	1,166,283
REIT Retail	—	309,846	—	309,846
REIT Self-Storage	1,091,343	152,258	—	1,243,601
REIT Shopping Center	419,968	131,380	—	551,348
REIT Single Tenant	313,621	—	—	313,621
REIT Specialty	568,757	180,062	—	748,819
Services	59,998	—	—	59,998
Technology	1,233,088	2,640,799	—	3,873,887
Utilities	912,779	3,914,889	—	4,827,668
Corporate Bonds[2]	—	50,197,108	340,0121	50,537,120
Exchange-Traded Funds	6,669,633	—	—	6,669,633
Loan Agreements	—	9,653,359	—	9,653,359
Master Limited Partnerships	589,223	—	—	589,223
Municipal Bonds	—	54,224	—	54,224
Non-Agency Commercial Mortgage-Backed Securities	—	767,177	—	767,177
Preferred Stock	—	—	10,280	10,280
Rights	175,944	—	—	175,944
US Treasury Obligations	—	6,939,146	—	6,939,146
Warrant	12,137	—	—	12,137

	Delaware Ivy Multi-Asset Income Fund
	Level 1	Level 2	Level 3	Total
Short-Term Investments	$471,888	$—	$—	$471,888
Securities Lending Collateral	5,826,401	—	—	5,826,401
Total Value of Securities	$49,273,283	$112,198,771	$1,411,092	$162,883,146

Derivatives[3]
Assets:
Foreign Currency Exchange Contracts	$—	$52,225	$—	$52,225
Liabilities:
Foreign Currency Exchange Contracts	$—	$(573)	$—	$(573)
Futures Contracts	(46,686)	—	—	(46,686)

1 The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investments in this table.

2 Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

3 Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Level 1	Level 2	Level 3		Total
Corporate Bonds	—	99.33%	0.67%		100.00%

	Delaware Ivy Strategic Income Fund
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$10,743,588	$—		$10,743,588
Common Stocks
Basic Industry	—	—	18,372		18,372
Consumer Cyclical	143,180	—	50,940		194,120
Energy	—	—	983,646		983,646
Financials	—	—	8,075	[1]	8,075
Convertible Bonds	—	1,226,442	—		1,226,442
Corporate Bonds	—	101,982,554	—	[1]	101,982,554
Loan Agreements	—	11,035,430	—		11,035,430
Municipal Bonds	—	1,662,673	—		1,662,673
Non-Agency Collateralized Mortgage Obligations	—	5,470,854	—		5,470,854
Non-Agency Commercial Mortgage-Backed Securities	—	866,049	—		866,049
Preferred Stock	—	—	11,435		11,435
Sovereign Bonds	—	9,377,142	—		9,377,142
Supranational Banks	—	1,045,048	—		1,045,048
US Treasury Obligations	—	17,405,020	—		17,405,020
Warrant	14,227	—	—		14,227

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Strategic Income Fund
	Level 1	Level 2	Level 3	Total
Short-Term Investments	$6,784,368	$—	$—	$6,784,368
Securities Lending Collateral	3,190,372	—	—	3,190,372
Total Value of Securities	$10,132,147	$160,814,800	$1,072,468	$172,019,415

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$212,194	$—	$212,194
Liabilities:
Futures Contracts	$(737,143)	$—	$—	$(737,143)

1 The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investments in this table.

2 Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Total Return Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$2,374,364	$2,374,364
Corporate Bonds	—	36,657,796	36,657,796
Sovereign Bonds	—	23,632,019	23,632,019
Supranational Banks	—	1,613,008	1,613,008
US Treasury Obligations	—	11,667,384	11,667,384
Options Purchased	—	151,623	151,623
Securities Lending Collateral	2,792,984	—	2,792,984
Total Value of Securities Before Options Written	$2,792,984	$76,096,194	$78,889,178
Liabilities:
Options Written	$—	$(61,392)	$(61,392)

Derivatives [1]
Assets:
Foreign Currency Exchange Contracts	$—	$3,259,006	$3,259,006
Futures Contracts	1,084,641	—	1,084,641
Liabilities:
Futures Contracts	$(1,232,274)	$—	$(1,232,274)
Foreign Currency Exchange Contracts	—	(1,638,721)	(1,638,721)

1 Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended September 30, 2022, for all funds except Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Strategic Income Fund, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the period in relation to each Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Delaware Ivy Emerging Markets Local Currency Debt Fund and Delaware Ivy High Yield Fund’s net assets at the beginning or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year. Delaware Ivy California Municipal High Income Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Government Securities Fund, Delaware Ivy International Small Cap Fund and Delaware Ivy Total Return Bond Fund had no Level 3 investments at September 30, 2022.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

Delaware Ivy Multi-Asset Income Fund

	Common Stocks	Corporate Bonds	Preferred Stock	Loan Agreements
Balance as of 9/30/21	$1,387,296	$—	$—	$3,859,816
Net change in unrealized appreciation (depreciation)	(1,268,876)	11,377	(23,551)	(1,447,758)
Transfers in	942,380	328,635	33,831	—
Transfers out	—	—	—	(2,412,058)
Balance as of 9/30/22	$1,060,800	$340,012	$10,280	$—
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 9/30/22	$(1,268,876)	$11,377	$(23,551)	$(1,447,758)

Delaware Ivy Strategic Income Fund

	Common Stocks	Preferred Stock	Loan Agreements
Balance as of 9/30/21	$1,833,347	$—	$4,732,087
Net change in unrealized appreciation (depreciation)	(1,633,507)	(26,200)	(4,191,030)
Transfers in	861,193	37,635	1,905,232
Transfers out	—	—	(2,446,289)
Balance as of 9/30/22	$1,061,033	$11,435	$—
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 9/30/22	$(1,633,507)	$(26,200)	$(4,191,030)

Notes to financial statements

Ivy Funds

3. Investments (continued)

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for the Fund is as follows:

Delaware Ivy Multi-Asset Income Fund

Assets	Value	Valuation Techniques	Unobservable Inputs	Input Value
Common Stocks	$532,916	Market approach	Broker quotes	N/A
Common Stocks	463,708	Market approach	Discount for lack of marketability	30%
Common Stocks	45,804	Market approach	EV/EBITDA multiple	2.82x
			EV/Revenue multiple	0.45x
Common Stocks	18,372	Market approach	Financials	N/A
Corporate Bonds	340,012	Market approach	Financials	N/A
Preferred Stock	10,280	Market approach	EV/EBITDA multiple	2.82x
			EV/Revenue multiple	0.45x

Delaware Ivy Strategic Income Fund

Assets	Value	Valuation Techniques	Unobservable Inputs	Input Value
Common Stocks	$362,735	Market approach	Broker quotes	N/A
Common Stocks	628,986	Market approach	Discount for lack of marketability	30%
Common Stocks	50,940	Market approach	EV/EBITDA multiple	2.82x
			EV/Revenue multiple	0.45x
Common Stocks	18,372	Market approach	Financials	N/A
Preferred Stock	11,435	Market approach	EV/EBITDA multiple	2.82x
			EV/Revenue multiple	0.45x

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2022 and 2021 were as follows:

	Tax-exempt income	Ordinary income	Long-term capital gains	Total
Year ended September 30, 2022:
Delaware Ivy California Municipal High Income Fund	$553,777	$70	$242,383	$796,230
Delaware Ivy Corporate Bond Fund	—	20,766,102	17,188,833	37,954,935
Delaware Ivy Crossover Credit Fund	—	1,856,852	1,011,991	2,868,843
Delaware Ivy Emerging Markets Local Currency Debt Fund	—	—	—	—
Delaware Ivy Government Securities Fund	—	3,055,253	—	3,055,253
Delaware Ivy High Yield Fund	—	7,821,058	125,184	7,946,242
Delaware Ivy International Small Cap Fund	—	7,631,415	8,573,658	16,205,073
Delaware Ivy Multi-Asset Income Fund	—	13,203,165	—	13,203,165
Delaware Ivy Strategic Income Fund	—	11,176,427	—	11,176,427
Delaware Ivy Total Return Bond Fund	—	2,477,070	1,474,750	3,951,820

Year ended September 30, 2021:
Delaware Ivy California Municipal High Income Fund	—	648,498	—	648,498
Delaware Ivy Corporate Bond Fund	—	43,162,216	18,197,638	61,359,854
Delaware Ivy Crossover Credit Fund	—	4,039,184	921,051	4,960,235
Delaware Ivy Emerging Markets Local Currency Debt Fund	—	194,556	—	194,556
Delaware Ivy Government Securities Fund	—	4,859,367	—	4,859,367
Delaware Ivy High Yield Fund	—	6,875,331	—	6,875,331
Delaware Ivy International Small Cap Fund	—	740,438	—	740,438
Delaware Ivy Multi-Asset Income Fund	—	13,693,010	—	13,693,010
Delaware Ivy Strategic Income Fund	—	17,445,756	—	17,445,756
Delaware Ivy Total Return Bond Fund	—	2,856,509	—	2,856,509
5. Components of Net Assets on a Tax Basis

As of September 30, 2022, the components of net assets on a tax basis were as follows:

	Delaware Ivy California Municipal High Income Fund	Delaware Ivy Corporate Bond Fund	Delaware Ivy Crossover Credit Fund	Delaware Ivy Emerging Markets Local Currency Debt Fund
Shares of beneficial interest	$18,737,978	$528,111,476	$24,264,973	$33,276,182
Undistributed ordinary income	—	468,875	23,889	—
Undistributed long-term capital gains	41,772	—	—	—
Qualified late year loss deferrals	—	—	—	(2,011,672)
Distributions payable	(4,135)	—	—	—
Capital loss carryforwards	—	(32,310,257)	(2,867,301)	(3,348,658)
Other temporary differences	(513)	(212,363)	(721)	(28,775)
Unrealized appreciation (depreciation) of investments and foreign currencies	(1,590,237)	(81,256,544)	(4,116,470)	(5,538,596)
Net assets	$17,184,865	$414,801,187	$17,304,370	$22,348,481

Notes to financial statements

Ivy Funds

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Ivy Government Securities Fund	Delaware Ivy High Yield Fund	Delaware Ivy International Small Cap Fund	Delaware Ivy Multi-Asset Income Fund
Shares of beneficial interest	$227,244,533	$55,549,914	$42,382,594	$183,808,545
Undistributed ordinary income	114,147	108,807	—	—
Undistributed long-term capital gains	—	—	3,906,428	9,477,452
Qualified late year loss deferrals	—	(5,326,643)	(1,659,774)	(63,260)
Distributions payable	(458)	—	—	—
Capital loss carryforwards	(25,486,566)	—	—	—
Other temporary differences	(70,101)	(1,654)	(2,498)	(22,535)
Unrealized appreciation (depreciation) of investments and foreign currencies	(15,489,288)	(7,410,835)	(7,626,059)	(32,963,044)
Net assets	$186,312,267	$42,919,589	$37,000,691	$160,237,158

	Delaware Ivy Strategic Income Fund	Delaware Ivy Total Return Bond Fund
Shares of beneficial interest	$216,696,871	$97,054,775
Undistributed ordinary income	294,204	6,010,286
Capital loss carryforwards	(15,800,613)	(8,478,508)
Other temporary differences	(22,834)	(17,758)
Unrealized appreciation (depreciation) of investments and foreign currencies	(28,579,393)	(14,870,610)
Net assets	$172,588,235	$79,698,185

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, amortization of premium on convertible securities, trust preferred securities, tax deferral of losses on straddles, market premium and discount on debt instruments, paydown gains and losses, and partnership interest.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2022 through September 30, 2022 and November 1, 2021 through September 30, 2022, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expenses, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, swap contracts, passive foreign investment secuities (PFICs) and securities no longer deemed to be PFICs, CFC reclass, paydown gains (losses) of asset- and mortgage-backed securities and earnings and profits distributed to shareholders on the redemption of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2022, the Funds recorded the following reclassifications:

	Delaware Ivy Corporate Bond Fund	Delaware Ivy International Small Cap Fund	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Strategic Income Fund
Paid-in capital	$(2)	$3,259,294	$6,979,472	$(76)
Total distributable earnings (loss)	2	(3,259,294)	(6,979,472)	76

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At September 30, 2022, the Funds utilized the following capital loss carryforwards:

Delaware Ivy Multi-Asset Income Fund	$1,495,295

At September 30, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy Corporate Bond Fund	$16,377,601	$15,932,656	$32,310,257
Delaware Ivy Crossover Credit Fund	1,625,545	1,241,756	2,867,301
Delaware Ivy Emerging Markets Local Currency Debt Fund	1,381,809	1,966,849	3,348,658
Delaware Ivy Government Securities Fund	12,417,195	13,069,371	25,486,566
Delaware Ivy Strategic Income Fund	5,778,693	10,021,920	15,800,613
Delaware Ivy Total Return Bond Fund	4,853,881	3,624,627	8,478,508

Notes to financial statements

Ivy Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy California Municipal High Income Fund		Delaware Ivy Corporate Bond Fund		Delaware Ivy Crossover Credit Fund
	Year ended		Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21	9/30/22	9/30/21
Shares sold:
Class A	83,321	101,533	2,618,451	6,618,077	69,948	323,652
Class B1	—	—	—	84	—	—
Class C	1,176	1,379	48,522	153,073	—	—
Class I	442,675	253,708	7,318,249	12,564,928	979,757	1,594,463
Class R6[2]	—	—	469,044	1,677,943	69,216	445,832
Class Y	3	—	—	—	10,072	17,800

Shares issued upon reinvestment of dividends and distributions:
Class A	36,682	18,245	2,525,682	3,596,963	43,100	54,155
Class B1	—	—	—	1,364	—	—
Class C	1,217	616	13,932	35,474	—	—
Class I	32,766	18,917	3,238,627	4,848,715	197,627	217,664
Class R6[2]	—	—	251,005	601,842	35,136	18,651
Class Y	246	427	—	—	1,088	130
	598,086	394,825	16,483,512	30,098,463	1,405,944	2,672,347

Shares from reverse stock split:[3]
Class A	—	—	(28,476,964)	—	—	—
Class C	—	—	(187,486)	—	—	—
Class I	—	—	(27,887,847)	—	—	—
Class Y	—	—	(26,539)	—	—	—

Shares redeemed:
Class A	(490,585)	(421,510)	(13,559,439)	(10,763,191)	(307,372)	(1,245,815)
Class B1	—	—	(3,382)	(31,893)	—	—
Class C	(103,128)	(27,822)	(146,095)	(441,126)	—	—
Class I	(504,238)	(690,872)	(36,736,275)	(16,341,457)	(2,369,868)	(2,568,581)
Class R6[2]	—	—	(6,601,449)	(4,953,373)	(652,932)	(114,525)
Class Y	(102,064)	(16,265)	—	—	(7,106)	(4,303)
	(1,200,015)	(1,156,469)	(113,625,476)	(32,531,040)	(3,337,278)	(3,933,224)
Net decrease	(601,929)	(761,644)	(97,141,964)	(2,432,577)	(1,931,334)	(1,260,877)

	Delaware Ivy Emerging Markets Local Currency Debt Fund		Delaware Ivy Government Securities Fund		Delaware Ivy High Yield Fund
	Year ended		Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21	9/30/22	9/30/21
Shares sold:
Class A	13,084	61,492	1,181,789	2,201,386	300,722	605,518
Class C	87	—	44,278	140,843	—	—
Class I	203,037	1,162,549	11,024,208	5,567,140	1,523,281	2,441,532
Class R6[2]	351,222	1,608,534	5,583,841	6,113,431	15,102	371,746
Class Y	1	3	—	—	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	—	283	113,295	155,991	113,168	51,086
Class B1	—	—	—	1	—	—
Class C	—	—	107	464	—	—
Class I	—	11,198	247,464	309,496	524,409	400,735
Class R6[2]	—	8,753	227,162	379,783	199,551	190,165
	567,431	2,852,812	18,422,144	14,868,535	2,676,233	4,060,782

Shares redeemed:
Class A	(146,908)	(686,487)	(3,866,427)	(4,942,094)	(527,243)	(860,689)
Class B1	—	—	(4,056)	(24,223)	—	—
Class C	(926)	(200,859)	(117,526)	(268,999)	—	—
Class I	(2,279,871)	(1,341,441)	(13,277,747)	(6,898,426)	(6,178,495)	(3,512,975)
Class R6[2]	(798,250)	(1,556,786)	(24,421,944)	(11,607,144)	(3,625,930)	(1,211,894)
Class Y	—	(271,568)	—	—	—	—
	(3,225,955)	(4,057,141)	(41,687,700)	(23,740,886)	(10,331,668)	(5,585,558)
Net decrease	(2,658,524)	(1,204,329)	(23,265,556)	(8,872,351)	(7,655,435)	(1,524,776)

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy International Small Cap Fund		Delaware Ivy Multi-Asset Income Fund		Delaware Ivy Strategic Income Fund
	Year ended		Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21	9/30/22	9/30/21
Shares sold:
Class A	39,545	145,543	619,676	692,122	984,411	1,563,575
Class C	7,261	4,390	40,737	82,060	69,100	124,307
Class I	379,066	738,404	1,405,194	2,641,490	3,149,670	4,678,865
Class R6[2]	514,078	102,074	15,911	58,159	36,179	42,983
Class Y	49,640	90,781	440	—	2,541	4,856

Shares issued upon reinvestment of dividends and distributions:
Class A	81,160	1,462	358,300	314,957	316,484	361,706
Class C	4,717	—	27,126	27,241	12,841	18,498
Class I	571,289	24,928	833,423	875,050	837,138	1,197,875
Class R6[2]	610,077	25,761	6,644	5,332	4,833	12,893
Class Y	1,124	15	538	509	605	7,974
	2,257,957	1,133,358	3,307,989	4,696,920	5,413,802	8,013,532

Shares redeemed:
Class A	(213,596)	(955,969)	(2,321,429)	(2,197,480)	(3,352,000)	(4,616,891)
Class C	(12,081)	(104,661)	(237,668)	(391,136)	(211,579)	(246,746)
Class I	(3,149,611)	(3,321,442)	(9,982,150)	(7,282,383)	(14,006,841)	(8,151,291)
Class R6[2]	(1,930,562)	(2,414,469)	(33,783)	(257,963)	(57,614)	(2,162,539)
Class Y	(59,198)	(131,005)	(1,725)	(311,051)	(7,050)	(660,256)
	(5,365,048)	(6,927,546)	(12,576,755)	(10,440,013)	(17,635,084)	(15,837,723)
Net decrease	(3,107,091)	(5,794,188)	(9,268,766)	(5,743,093)	(12,221,282)	(7,824,191)

	Delaware Ivy Total Return Bond Fund
	Year ended
	9/30/22	9/30/21
Shares sold:
Class A	89,758	310,415
Class C	4,467	16,969
Class I	671,920	3,159,674
Class R6[2]	158,026	1,476,211

Shares issued upon reinvestment of dividends and distributions:
Class A	28,317	17,672
Class C	1,378	542
Class I	229,690	149,719
Class R6[2]	143,606	99,107
Class Y	—	8
	1,327,162	5,230,317

Shares redeemed:
Class A	(522,452)	(1,340,986)
Class C	(26,901)	(402,955)
Class I	(6,169,250)	(3,633,008)
Class R6[2]	(2,126,484)	(1,208,933)
Class Y	(3)	(350,678)
	(8,845,090)	(6,936,560)
Net decrease	(7,517,928)	(1,706,243)

[1]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous pages.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On September 9, 2022, the Fund declared a 3 for 1 reverse stock split. The shares of beneficial interest outstanding, net asset value per share and offering price per shares have reflected the reverse stock split.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous pages and on the “Statements of changes in net assets.” For the year ended September 30, 2022, each Fund had the following exchange transactions:

	Exchange Redemptions	Exchange Subscriptions	Value
Delaware Ivy California Municipal High Income Fund			$321,052
Class A	31,420	208
Class C	693	—
Class I	—	31,905
Delaware Ivy Corporate Bond Fund			$4,906,817
Class A	761,707	63,875
Class B	5,194	—
Class C	29,831	—
Class I	29,978	762,319

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Exchange Redemptions	Exchange Subscriptions	Value
Delaware Ivy Crossover Credit Fund			$76,648
Class A	7,060	533
Class I	533	7,059
Delaware Ivy Emerging Markets Local Currency Debt Fund			$46,666
Class A	4,427	1,277
Class I	1,257	4,357
Delaware Ivy Government Securities Fund			$799,769
Class A	99,340	48,447
Class B	2,624	—
Class C	40,149	—
Class I	6,639	100,299
Delaware Ivy High Yield Fund			$1,165,268
Class A	114,721	4,122
Class I	4,118	114,698
Delaware Ivy International Small Cap Fund			$244,487
Class A	11,392	3,138
Class C	1,205	—
Class I	3,112	14,603
Class Y	2,103	—
Delaware Ivy Multi-Asset Income Fund			$4,415,461
Class A	294,024	101,214
Class C	100,877	—
Class I	8,567	296,306
Class R6	—	5,842
Delaware Ivy Strategic Income Fund			$5,096,100
Class A	435,821	68,241
Class C	73,857	—
Class I	6,534	443,364
Class R6	—	4,474
Delaware Ivy Total Return Bond Fund			$304,442
Class A	14,787	14,610
Class C	10,720	—
Class I	6,529	17,215

There were no exchange transactions for the year ended September 30, 2021.

7. Line of Credit

On November 1, 2021, the Funds were added (by way of amendment) as additional participants to a $355,000,000 revolving line of credit (Agreement). The Agreement also includes certain other funds in the Delaware Funds (together with the Funds, the Participants) and is intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expires on October 31, 2022.

Each Fund had no amounts outstanding as of September 30, 2022, or at any time during the period then ended.

8. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds only for purposes of this Note 8) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2022.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

At September 30, 2022, the Delaware Ivy Total Return Bond Fund received $2,020,000 in cash as collateral for open foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

During the year ended September 30, 2022, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund and Delaware Ivy Total Return Bond Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies. During the year ended September 30, 2022, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Total Return Bond Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy Multi-Asset Income Fund posted $17,380, Delaware Ivy Strategic Income Fund posted $320,265 and Delaware Ivy Total Return Bond Fund posted $984,947 cash collateral as

Notes to financial statements

Ivy Funds

9. Derivatives (continued)

margin for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended September 30, 2022, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund and Delaware Ivy Strategic Income Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. During the year ended September 30, 2022 Delaware Ivy Multi-Asset Income Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions as a cash management tool. During the year ended September 30, 2022, Delaware Ivy Total Return Bond Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to reduce transaction costs.

Options Contracts — Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended September 30, 2022, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund and Delaware Ivy Total Return Bond Fund used options contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions. In addition, Delaware Ivy Total Return Bond Fund used options contracts to adjust the Fund’s overall exposure to certain markets. In addition, Delaware Ivy Strategic Income Fund and Delaware Ivy Total Return Bond used options contracts to manage the Fund’s exposure to changes in foreign currencies.

Swap Contracts — Certain Funds enter into CDS contracts in the normal course of pursuing its investment objective. Delaware Ivy Emerging Markets Local Currency Debt Fund and Delaware Ivy Total Return Bond Fund entered into CDS contracts in order to hedge against a credit event. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

During the year ended September 30, 2022, Delaware Ivy Emerging Markets Local Currency Debt Fund used currency swaps to protect against currency fluctuations.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended September 30, 2022, Delawarare Emerging Markets Local Currency Debt Fund used inflation swaps to hedge the inflation risk in nominal bonds (i.e., non-inflation-protected bonds) thereby creating “synthetic” inflation-indexed bonds.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by a Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended September 30, 2022, Delaware Ivy Emerging Markets Local Currency Debt Fund and Delaware Ivy Total Return Bond Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended September 30, 2022, Delaware Ivy Emerging Markets Local Currency Debt Fund and Delaware Ivy Total Return Bond Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended September 30, 2022, Delaware Ivy Emerging Markets Local Currency Debt Fund and Delaware Ivy Total Return Bond Fund used CDS contracts to hedge against credit events. During the year ended September 30, 2022, Delaware Ivy Strategic Income Fund used CDS contracts to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount

Notes to financial statements

Ivy Funds

9. Derivatives (continued)

of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

Fair values of derivative instruments as of September 30, 2022 were as follows:

	Delaware Ivy Emerging Markets Local Currency Debt Fund Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$63,024	$63,024

	Delaware Ivy Emerging Markets Local Currency Debt Fund Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(106,793)	$(106,793)

	Delaware Ivy Multi-Asset Income Fund Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$52,225	$52,225

	Delaware Ivy Multi-Asset Income Fund Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(573)	$—	$(573)
Variation margin due to broker on futures contracts*	—	(46,686)	(46,686)
Total	$(573)	$(46,686)	$(47,259)

	Delaware Ivy Strategic Income Fund Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$212,194	$212,194

	Delaware Ivy Strategic Income Fund Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts	Total
Variation margin due to broker on futures contracts*	$(737,143)	$(737,143)

	Delaware Ivy Total Return Bond Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Credit Contracts	Interest Rate Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$3,259,006	$—	$—	$3,259,006
Variation margin due from broker on futures contracts*	—	—	1,084,641	1,084,641
Options purchased**	29,432	122,191	—	151,623
Total	$3,288,438	$122,191	$1,084,641	$4,495,270

	Delaware Ivy Total Return Bond Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Credit Contracts	Interest Rate Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(1,638,721)	$—	$—	$(1,638,721)
Variation margin due to broker on futures contracts*	—	—	(1,232,274)	(1,232,274)
Options written, at value	(13,226)	(48,166)	—	(61,392)
Total	$(1,651,947)	$(48,166)	$(1,232,274)	$(2,932,387)

* Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through September 30, 2022. Only current day variation margin is reported on the Fund’s “Statements of assets and liabilities.”

** Included with “Investments, at value.”

The effect of derivative instruments on the “Statements of operations” for the year ended September 30, 2022 was as follows:

	Delaware Ivy Emerging Markets Local Currency Debt Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(742,241)	$25,269	$—	$—	$—	$(716,972)
Interest rate contracts	—	30,629	57,350	(1,906)	168,759	254,832
Credit contracts	—	—	—	—	(5,292)	(5,292)
Total	$(742,241)	$55,898	$57,350	$(1,906)	$163,467	$(467,432)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$190,817	$—	$—	$—	$—	$190,817
Interest rate contracts	—	(54,296)	(4,718)	(3,729)	43,529	(19,214)
Credit contracts	—	—	—	—	(1,233)	(1,233)
Total	$190,817	$(54,296)	$(4,718)	$(3,729)	$42,296	$170,370

Notes to financial statements

Ivy Funds

9. Derivatives (continued)

	Delaware Ivy Government Securities Fund Net Realized Gain (Loss) on:
	Futures Contracts	Options Purchased	Total
Interest rate contracts	$(354,474)	$31,252	$(323,222)
Total	$(354,474)	$31,252	$(323,222)

	Delaware Ivy Multi-Asset Income Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Total
Currency contracts	$141,423	$761	$—	$142,184
Interest rate contracts	—	(1,274)	870	(404)
Total	$141,423	$(513)	$870	$141,780

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$(93,389)	$—	$(93,389)
Interest rate contracts	—	(50,950)	(50,950)
Total	$(93,389)	$(50,950)	$(144,339)

	Delaware Ivy Strategic Income Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$575,077	$(732)	$(152,712)	$56,292	$—	$477,925
Interest rate contracts	—	(886,228)	—	21,092	—	(865,136)
Credit contracts	—	—	—	—	46,308	46,308
Total	$575,077	$(886,960)	$(152,712)	$77,384	$46,308	$(340,903)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$51,994	$—	$51,994
Interest rate contracts	—	(744,123)	(744,123)
Total	$51,994	$(744,123)	$(692,129)

	Delaware Ivy Total Return Bond Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$8,483,172	$—	$(371,159)	$336,215	$—	$8,448,228
Interest rate contracts	—	3,875,076	(649,059)	312,533	(64,749)	3,473,801
Credit contracts	—	—	—	—	(113,964)	(113,964)
Total	$8,483,172	$3,875,076	$(1,020,218)	$648,748	$(178,713)	$11,808,065

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$329,866	$—	$—	$—	$—	$329,866
Interest rate contracts	—	(1,299,627)	398,904	(69,369)	—	(970,092)
Credit contracts	—	—	—	—	318,269	318,269
Total	$329,866	$(1,299,627)	$398,904	$(69,369)	$318,269	$(321,957)

During the year ended September 30, 2022, Delaware Ivy International Small Cap Fund experienced net realized and unrealized gains or losses attributable to foreign currency exchange contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

During the year ended September 30, 2022, Delaware Ivy Corporate Bond Fund and Delaware Ivy Crossover Credit Fund experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

Notes to financial statements

Ivy Funds

9. Derivatives (continued)

The table below summarizes the average daily balance of derivative holdings by certain Funds during the year ended September 30, 2022:

	Long Derivative Volume
	Delaware Ivy Corporate Bond Fund	Delaware Ivy Emerging Markets Local Currency Debt Fund		Delaware Ivy Government Securities Fund
Foreign currency exchange contracts (average notional value)	$—	USD	$11,754,948	$—
Futures contracts (average notional value)	2,101,688		441,872	5,202,819
Options contracts (average notional value)*	—		14,463	—
CDS contracts (average notional value)**	—		12,065	—
Interest rate swap contracts (average notional value)***	—	BRL	1,426,868	—
	—	IDR	275,035	—
	—	MXN	1,355,417	—
	—	PLN	318,059	—
	—	RUB	645,219	—
	—	TRY	491,580	—
	—	ZAR	144,473	—

	Long Derivative Volume
	Delaware Ivy International Small Cap Fund	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Strategic Income Fund
Foreign currency exchange contracts (average notional value)	$281,132	$164,174	$1,372,681
Futures contracts (average notional value)	—	699,400	13,302,740
Options contracts (average notional value)*	—	—	51,724

	Long Derivative Volume
	Delaware Ivy Total Return Bond Fund
Foreign currency exchange contracts (average notional value)	USD	$17,305,311
Futures contracts (average notional value)		32,454,301
Options contracts (average notional value)*		101,781
CDS contracts (average notional value)**		272,600
Interest rate swap contracts (average notional value)***	BRL	1,406,624
	CZK	1,540,618
	KRW	2,087,592
	MXN	1,623,163
	PLN	1,484,725
	SEK	1,744,763
	THB	2,197,259
	USD	664,345

	Short Derivative Volume
	Delaware Ivy Corporate Bond Fund	Delaware Ivy Crossover Credit Fund
Futures contracts (average notional value)	$6,316,727	$236,897

	Short Derivative Volume
	Delaware Ivy Emerging Markets Local Currency Debt Fund
Foreign currency exchange contracts (average notional value)	USD	$8,718,670
Futures contracts (average notional value)		890,711
Options contracts (average notional value)*		2,241
Interest rate swap contracts (average notional value)***	CNY	79,975
	COP	927,101
	IDR	193,985
	MXN	101,712
	MYR	508,872
	PLN	655,676
	THB	50,832
	TRY	168,319
	USD	740,000
	ZAR	378,960

	Short Derivative Volume
	Delaware Ivy International Small Cap Fund	Delaware Ivy Multi-Asset Income Fund	Delaware Ivy Strategic Income Fund
Foreign currency exchange contracts (average notional value)	$410,992	$3,777,386	$8,083,825
Futures contracts (average notional value)	—	31,844	676,003
Options contracts (average notional value)*	—	163	21,049
CDS contracts (average notional value)**	—	—	14,523

	Short Derivative Volume
	Delaware Ivy Total Return Bond Fund
Foreign currency exchange contracts (average notional value)	USD	$85,863,371
Futures contracts (average notional value)		58,556,930
Options contracts (average notional value)*		101,111
CDS contracts (average notional value)**		265,400
Interest rate swap contracts (average notional value)***	CNY	1,024,096
	KRW	280,590
	MXN	911,790
	THB	940,451

* Long represents purchased options and short represents written options.

** Long represents buying protection and short represents selling protection.

***Long represents receiving fixed interest payments and short represents paying fixed interest payments.

10. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that

Notes to financial statements

Ivy Funds

10. Offsetting (continued)

governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At September 30, 2022, each Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy Emerging Markets Local Currency Debt Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$63,024	$(106,793)	$(43,769)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(43,769)	$—	$—	$—	$—	$(43,769)

Delaware Ivy International Small Cap Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$10	$(10,182)	$(10,172)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of New York Mellon	$(10,172)	$—	$—	$—	$—	$(10,172)

Delaware Ivy Multi-Asset Income Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$127	$(573)	$(446)
TD Bank	52,098	—	52,098
Total	$52,225	$(573)	$51,652

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of New York Mellon	$(446)	$—	$—	$—	$—	$(446)
TD Bank	52,098	—	—	—	—	52,098
Total	$51,652	$—	$—	$—	$—	$51,652

Delaware Ivy Strategic Income Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Goldman Sachs Bank USA	$69,670	$—	$69,670
TD Bank	142,524	—	142,524
Total	$212,194	$—	$212,194

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Goldman Sachs Bank USA	$69,670	$—	$—	$—	$—	$69,670
TD Bank	142,524	—	—	—	—	142,524
Total	$212,194	$—	$—	$—	$—	$212,194

Delaware Ivy Total Return Bond Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Goldman Sachs Bank USA	$865,579	$(78,929)	$786,650
JPMorgan Chase Bank	138,972	(58,014)	80,958
TD Bank	2,338,871	(1,539,625)	799,246
Total	$3,343,422	$(1,676,568)	$1,666,854

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Goldman Sachs Bank USA	$786,650	$—	$(786,650)	$—	$—	$—
JPMorgan Chase Bank	80,958	—	—	—	—	80,958
TD Bank	799,246	—	(799,246)	—	—	—
Total	$1,666,854	$—	$(1,585,896)	$—	$—	$80,958

Securities Lending

Securities lending transactions are entered into by the Funds under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 12).

As of September 30, 2022, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Delaware Ivy Corporate Bond Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$20,187,804	$(1,105,337)	$(19,082,467)	$(20,187,804)	$—

Notes to financial statements

Ivy Funds

10. Offsetting (continued)

Delaware Ivy Crossover Credit Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$542,102	$(90,938)	$(451,164)	$(542,102)	$—

Delaware Ivy Emerging Markets Local Currency Debt Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$393,866	$(393,866)	$—	$(393,866)	$—

Delaware Ivy Government Securities Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$12,401,276	$(9,253,381)	$(3,147,895)	$(12,401,276)	$—

Delaware Ivy High Yield Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$2,965,614	$(829,181)	$(2,136,433)	$(2,965,614)	$—

Delaware Ivy International Small Cap Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$3,581,957	$(1,772,884)	$(1,809,073)	$(3,581,957)	$—

Delaware Ivy Multi-Asset Income Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$11,251,357	$(5,446,070)	$(5,805,287)	$(11,251,357)	$—

Delaware Ivy Strategic Income Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$4,078,638	$(3,014,548)	$(1,064,090)	$(4,078,638)	$—

Delaware Ivy Total Return Bond Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received(b)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of New York Mellon	$4,535,602	$(2,417,934)	$(2,117,668)	$(4,535,602)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral exceeded the value of the derivatives and securities lending transactions as of September 30, 2022, as applicable.

11. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

Notes to financial statements

Ivy Funds

11. Securities Lending (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022:

Securities Lending Transactions	Overnight and continuous	Under 30 days	Between 30 & 90 days	Over 90 Days	Total
Delaware Ivy Corporate Bond Fund
Money Market Mutual Fund	$1,749,532	$—	$—	$—	$1,749,532
Delaware Ivy Crossover Credit Fund
Money Market Mutual Fund	105,650	—	—	—	105,650
Delaware Ivy Emerging Markets Local Currency Debt Fund
Money Market Mutual Fund	450,886	—	—	—	450,886
Delaware Ivy Government Securities Fund
Money Market Mutual Fund	9,577,154	—	—	—	9,577,154
Delaware Ivy High Yield Fund
Money Market Mutual Fund	939,990	—	—	—	939,990
Delaware Ivy International Small Cap Fund
Money Market Mutual Fund	1,975,383	—	—	—	1,975,383
Delaware Ivy Multi-Asset Income Fund
Money Market Mutual Fund	5,826,401	—	—	—	5,826,401
Delaware Ivy Strategic Income Fund
Money Market Mutual Fund	3,190,372	—	—	—	3,190,372
Delaware Ivy Total Return Bond Fund
Money Market Mutual Fund	2,792,984	—	—	—	2,792,984

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2022:

	Values of securities on loan	Values of non- cash collateral	Values of invested collateral
Delaware Ivy Corporate Bond Fund	$20,187,804	$19,082,467	$1,749,532
Delaware Ivy Crossover Credit Fund	542,102	451,164	105,650
Delaware Ivy Emerging Markets Local Currency Debt Fund	393,866	—	450,886
Delaware Ivy Government Securities Fund	12,401,276	3,147,895	9,577,154
Delaware Ivy High Yield Fund	2,965,614	2,136,433	939,990
Delaware Ivy International Small Cap Fund	3,581,957	1,809,073	1,975,383
Delaware Ivy Multi-Asset Income Fund	11,251,357	5,805,287	5,826,401
Delaware Ivy Strategic Income Fund	4,078,638	1,064,090	3,190,372
Delaware Ivy Total Return Bond Fund	4,535,602	2,117,668	2,792,984

Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”

12. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-

19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s

Notes to financial statements

Ivy Funds

12. Credit and Market Risk (continued)

obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2022. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Bonds are considered “pre-refunded” when the refunding issuer’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and 4(a)(2) securities have been identified on the “Schedules of investments.”

13. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

15. Subsequent Events

On October 31, 2022, each Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 30, 2023.

Management has determined that no other material events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy California Municipal High Income Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund and Delaware Ivy Total Return Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy California Municipal High Income Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund and Delaware Ivy Total Return Bond Fund (ten of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the two years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2020 and the financial highlights for each of the periods ended on or prior to September 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agents, agent banks, brokers and portfolio company investees; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 30, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Ivy Funds

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of each Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

Other Fund information (Unaudited)

Ivy Funds

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of each Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2022, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Qualifying Dividends[1]
Delaware Ivy California Municipal High Income Fund	30.44%	0.01%	69.55%	100.00%	—
Delaware Ivy Corporate Bond Fund	45.29%	54.71%	—	100.00%	—
Delaware Ivy Crossover Credit Fund	35.28%	64.72%	—	100.00%	—
Delaware Ivy Emerging Markets Local Currency Debt Fund	—	—	—	—	—
Delaware Ivy Government Securities Fund	—	100.00%	—	100.00%	—
Delaware Ivy High Yield Fund	1.58%	98.42%	—	100.00%	—
Delaware Ivy International Small Cap Fund	52.91%	47.09%	—	100.00%	—
Delaware Ivy Multi-Asset Income Fund	—	100.00%	—	100.00%	4.55%
Delaware Ivy Strategic Income Fund	—	100.00%	—	100.00%	—
Delaware Ivy Total Return Bond Fund	37.32%	62.68%	—	100.00%	—

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Percentage
Delaware Ivy California Municipal High Income Fund	—%
Delaware Ivy Corporate Bond Fund	—%
Delaware Ivy Crossover Credit Fund	—%
Delaware Ivy Emerging Markets Local Currency Debt Fund	—%
Delaware Ivy Government Securities Fund	—%
Delaware Ivy High Yield Fund	—%
Delaware Ivy International Small Cap Fund	10.05%
Delaware Ivy Multi-Asset Income Fund	15.70%
Delaware Ivy Strategic Income Fund	—%
Delaware Ivy Total Return Bond Fund	—%

For the fiscal year ended September 30, 2022, certain distributions paid by the Funds, determined to be Qualified Interest Income may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended September 30, 2022, the Funds have reported maximum distributions of Qualified Interest Income as follows:

Qualified Interest Income
Delaware Ivy Corporate Bond Fund	$13,761,541
Delaware Ivy Government Securities Fund	2,696,061

The percentage of the ordinary dividends reported is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:

Percentage
Delaware Ivy Corporate Bond Fund	66.34%
Delaware Ivy Crossover Credit Fund	43.38%
Delaware Ivy Government Securities Fund	88.35%
Delaware Ivy High Yield Fund	58.41%
Delaware Ivy Multi-Asset Income Fund	39.93%
Delaware Ivy Strategic Income Fund	94.56%

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a meeting held August 9-11, 2022

Delaware Ivy California Municipal High Income Fund

Delaware Ivy Corporate Bond Fund

Delaware Ivy Crossover Credit Fund

Delaware Ivy Emerging Markets Local Currency Debt Fund

Delaware Ivy Government Securities Fund

Delaware Ivy High Yield Fund

Delaware Ivy International Small Cap Fund

Delaware Ivy Multi-Asset Income Fund

Delaware Ivy Strategic Income Fund

Delaware Ivy Total Return Bond Fund

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of Delaware Ivy California Municipal High Income Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund and Delaware Ivy Total Return Bond Fund (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, MIMAK and MIMEL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the

Other Fund information (Unaudited)

Ivy Funds

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a meeting held August 9-11, 2022 (continued)

year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, include the Funds’ portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s portfolio managers. The Board considered the division of responsibilities among DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board noted the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, 10-year periods and since inception, as applicable, ended December 31, 2021. The Board considered that the Funds were managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. and its subsidiaries (the “Transaction”), and that each Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor manager.

Delaware Ivy California Municipal High Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile and for the 5-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and

5-year periods. The Board noted that the Fund is generally performing in line with its Performance Universe and benchmark during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021.

Delaware Ivy Corporate Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile and for the 3- and 5-year periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3- and 5-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021.

Delaware Ivy Crossover Credit Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year, 3-year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year, 3-year and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and since inception periods. The Board noted that the Fund is generally performing in line with its Performance Universe and benchmark during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021.

Delaware Ivy Emerging Markets Local Currency Debt Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional emerging markets local currency debt funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile and for the 5-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021. The Board noted the explanations from the DMC concerning the reasons for the Fund’s relative performance versus its Performance Group and benchmark for the various periods.

Delaware Ivy Government Securities Fund – The Performance Universe for the Fund consisted of the Fund all retail and institutional general US government funds, regardless of asset size or primary channel of distribution, as selected by Broadridge. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year was in the second quartile, for the 3- and 5-year periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3- and 5-year periods was slightly below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021. The Board noted the explanations from the DMC and Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Group and benchmark for the various periods.

Delaware Ivy High Yield Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile and for the 3- year and since inception periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and since inception periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-year and since inception periods. The Board noted that the Fund is generally performing in line with its Performance Universe and benchmark during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021.

Delaware Ivy International Small Cap Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international small-/mid-cap growth funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year, 3- year and since inception periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- year, 3-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-year and since

Other Fund information (Unaudited)

Ivy Funds

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a meeting held August 9-11, 2022 (continued)

inception periods and slightly outperformed its benchmark for the 3-year period. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021. The Board noted the explanations from the DMC and Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Delaware Ivy Multi-Asset Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year was in the second quartile and the 3- and 5- year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3- and 5-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark for the 1-year period and underperformed its benchmark for the 3- and 5-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021. The Board noted the explanations from the DMC and Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Delaware Ivy Strategic Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3- , and 5- year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods. The Board noted that the Fund is generally performing in line with its Performance Universe and benchmark during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021.

Delaware Ivy Total Return Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative credit focus funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile and for the 3- and 5- year periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021. The Board noted the explanations from the DMC and Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus the peer group and benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

Delaware Ivy California Municipal High Income Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the Expense Group average.

Delaware Ivy Corporate Bond Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the Expense Group average.

Delaware Ivy Crossover Credit Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above the Expense Group average.

Delaware Ivy Emerging Markets Local Currency Debt Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below the Expense Group average.

Delaware Ivy Government Securities Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the Expense Group average.

Delaware Ivy High Yield Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below the Expense Group average.

Delaware Ivy International Small Cap Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below the Expense Group average.

Delaware Ivy Multi-Asset Income Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Group average.

Delaware Ivy Strategic Income Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the Expense Group average.

Delaware Ivy Total Return Bond Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers do not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the

Other Fund information (Unaudited)

Ivy Funds

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a meeting held August 9-11, 2022 (continued)

Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	128	Macquarie Asset Management[3]
(2015–Present)
-Global Head of Macquarie Asset Management Public Investments
(2019–Present)
-Head of Americas of Macquarie Group (2017–Present)
-Deputy Global Head of Macquarie Asset Management (2017–2019)
-Head of Macquarie Asset Management Americas
				(2015–2017)	None
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	128	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Trustee	Trustee since March 2005 Chair from March 2015 to August 2022	128	Private Investor (2004–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	128	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	128	Private Investor (2011–Present)	None

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019[4]	128	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	128	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia (2020–Present)
FS Credit Real Estate Income Trust, Inc. (2018–Present)
vTv Therapeutics Inc. (2017–Present)
Community Health Systems (2004–Present)
					Drexel Morgan & Co. (2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998[4]	128	University of Oklahoma
-President (2020–Present)
-Interim President (2019–2020)
-Vice President and Dean, College of Law
(2010–2019) Brookhaven Investments LLC (commercial enterprises)
-Managing Member (2019–Present)
St. Clair, LLC (commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019[4]	128	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc. (2021-Present)
Sera Prognostics Inc. (biotechnology)
(2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present)
National Association of Corporate Directors
(2017-Present)
Ivy Funds Complex
(2019-2021)
American Shared Hospital Services (medical device)
(2017-2021)
Westar Energy (utility)
					(2004-2018)

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	128	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National Association of Corporate Directors
(2021-Present)
Callon Petroleum Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Chair and Trustee	Since January 2013 Chair since August 2022	128	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	128	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021), and WCM
Alternatives: Credit Event Fund (2017–2021)
Grange Insurance (2013–Present)
H&R Block Corporation
					(2008–Present)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	128	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	128	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	128	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	128	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of directors/trustees

Shawn K. Lytle

President and
Chief Executive Officer

Delaware Funds by Macquarie®

Jerome D. Abernathy

Managing Member,
Stonebrook Capital Management, LLC

Thomas L. Bennett

Private Investor

Ann D. Borowiec

Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow

Private Investor

John A. Fry

President
Drexel University

Frances A. Sevilla-Sacasa

Former Chief Executive Officer
Banco Itaú International

Thomas K. Whitford

Chairman of the Board
Delaware Funds by Macquarie
Former Vice Chairman
PNC Financial Services Group

Christianna Wood

Chief Executive Officer and President
Gore Creek Capital, Ltd.

Janet L. Yeomans

Former Vice President and Treasurer
3M Company

Affiliated officers

David F. Connor

Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie

Daniel V. Geatens

Senior Vice President and Treasurer
Delaware Funds by Macquarie

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie

This annual report is for the information of Delaware Ivy California Municipal High Income Fund, Delaware Ivy Corporate Bond Fund, Delaware Ivy Crossover Credit Fund, Delaware Ivy Emerging Markets Local Currency Debt Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Strategic Income Fund, and Delaware Ivy Total Return Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

Delaware Sustainable Equity Income Fund
(formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)

September 30, 2022

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Sustainable Equity Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of September 30, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Sustainable Equity Income Fund	September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)
Delaware Sustainable Equity Income Fund (Class I shares)	1-year return	-7.18%
Delaware Sustainable Equity Income Fund (Class A shares)	1-year return	-7.48%
Russell 1000® Value Index (benchmark)	1-year return	-11.36%
S&P 500® Dividend Aristocrats® Total Return Index (benchmark)	1-year return	-7.69%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Sustainable Equity Income Fund, please see the table on page 4.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 6 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and current income.

Effective on August 1, 2022, the Fund’s name changed to Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund), and the Fund’s investment objective, investment strategies, and benchmark also changed. In connection with these changes, the Fund now seeks to invest its assets in equity securities of companies that meet the Fund’s sustainable investment criteria. These changes may result in higher portfolio turnover in the near term as the portfolio management team purchases and sells securities to reflect the Fund’s repositioning. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the repositioning.

Effective August 1, 2022, the Russell 1000 Value Index replaced the S&P 500 Dividend Aristocrats Total Return Index, the Fund’s prior benchmark index, due to the repositioning of the Fund as an actively managed, sustainable large-cap focused,

●	On August 1, 2022, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund was repositioned as Delaware Sustainable Equity Income Fund.

1

Portfolio management review
Delaware Sustainable Equity Income Fund

equity income fund. The Russell 1000 Value Index, the Fund’s new index, measures the performance of the large-cap value segment of the U.S. equity universe. The S&P 500 Dividend Aristocrats Total Return Index, the Fund’s former index, targets companies that are currently members of the S&P 500 Index, have increased dividend payments each year for at least 25 years and meet certain market capitalization and liquidity requirements.

Market review

While markets initially rebounded at the beginning of the third quarter of 2022, stocks declined overall, with the major indices posting losses at quarter end. Leadership in the market shifted from the prior quarter as growth stocks outpaced value stocks and small-capitalization stocks performed better than larger-capitalization stocks. Higher-dividend-yielding stocks on average lagged the overall market, with the S&P 500® High Dividend Index declining more than 10% for the quarter.

The US Federal Reserve’s plan to raise interest rates and normalize monetary policy in an effort to combat inflation remained among the biggest market concerns. Despite strong rhetoric from the Fed and aggressive rate hikes, inflation remained persistent, with US Consumer Price Index (CPI) readings for August exceeding expectations. Current forecasts from market participants indicate that the federal funds rate may exceed 4% during this rate hiking cycle, which is more than 100 basis points (a basis point equals one hundredth of a percentage point) higher than second quarter. In the US, gross domestic product growth dropped for the second consecutive quarter, meeting the technical definition of an economic recession.

Within the Fund

On August 1, 2022, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund was repositioned as Delaware Sustainable Equity Income Fund.

Prior to August 1, 2022, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund utilized a dividend emphasizing, passive index tracking investment strategy. The Fund would seek investment results, before fees and expenses, that tracked the performance of the S&P 500 Dividend Aristocrats Total Return Index, its benchmark for this time period.

As of August 1, 2022, the repositioned Fund, Delaware Sustainable Equity Income Fund, is focused on identifying and investing in companies with products, services or practices that align with the United Nations’ Sustainable Development Goals. It seeks long-term growth of capital and current income. Its benchmark is the Russell 1000 Value Index.

The Fund performance discussed in this commentary is broken into two measurement periods. The first is October 1, 2021 to July 31, 2022 and the second is August 1, 2022 to September 30, 2022. For the first measurement period (October 1, 2021 to July 31, 2022), the Fund tracked its S&P 500 Dividend Aristocrats Total Return Index benchmark as expected, but slightly underperformed its benchmark for the period. The Fund’s Institutional Class shares rose 3.89%. The Fund Class A shares increased 3.56% at net asset value and 0.98% at maximum offering price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 4.58%.

The leading detractors for the Fund and index for the period were the consumer discretionary and financials sectors. The leading contributors for both the Fund and index

2

for the period were the energy and utilities sectors.

For the second measurement period (August 1, 2022 to September 30, 2022), the Fund declined, although it slightly outperformed its benchmark, the Russell 1000 Value Index. The Fund’s Institutional Class shares declined 10.66%. The Fund Class A shares fell 10.66% at net asset value and 12.92% at maximum offering price. These figures reflect all distributions reinvested.

During the same period, the Fund’s benchmark declined 11.49%. For complete, annualized performance of Delaware Sustainable Equity Income Fund, please see the table on page 4.

All sectors within the Fund and index posted negative returns for the second measurement period. A mixed bag of overweight and underweight positions as well as the Fund’s cash position led to the Fund’s slight outperformance versus the benchmark.

3

Performance summary
Delaware Sustainable Equity Income Fund	September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. April 20, 2017)
Excluding sales charge	-7.48%	+8.17%	—	+8.70%
Including sales charge	-9.79%	+7.63%	—	+8.19%
Class I (Est. April 20, 2017)
Excluding sales charge	-7.18%	+8.43%	—	+8.97%
Including sales charge	-7.18%	+8.43%	—	+8.97%
Class R (Est. April 20, 2017)
Excluding sales charge	-7.87%	+7.61%	—	+8.16%
Including sales charge	-7.87%	+7.61%	—	+8.16%
Class R6 (Est. April 20, 2017)
Excluding sales charge	-7.29%*	+8.43%	—	+8.96%
Including sales charge	-7.29%	+8.43%	—	+8.96%
Russell 1000 Value Index	-11.36%	+5.29%	—	+5.82%**
S&P 500 Dividend Aristocrats Total Return Index	-7.69%	+8.81%	—	+9.37%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

**The benchmark lifetime returns are calculated using the Fund’s inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.50%, and have an

4

annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Investing with a focus on companies that exhibit a commitment to sustainable practices may result in the Fund investing in certain types of companies, industries or sectors that the market may not favor.

Equity securities are subject to price fluctuation and possible loss of principal. There is no guarantee that dividend-paying stocks will continue to pay dividends.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class I	Class R	Class R6
Total annual operating expenses (without fee waivers)	0.88%	0.64%	1.24%	0.48%
Net expenses (including fee waivers, if any)	0.74%	0.50%	1.22%	0.48%
Type of waiver	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware Sustainable Equity Income Fund

Performance of a $10,000 investment1

For the period April 20, 2017 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
S&P 500 Dividend Aristocrats Total Return Index	$10,000	$16,289
Delaware Sustainable Equity Income Fund — Class I shares	$10,000	$15,965
Delaware Sustainable Equity Income Fund — Class A shares	$9,750	$15,357
Russell 1000 Value Index	$10,000	$13,609

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on April 20, 2017, and includes the effect of a 2.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Value Index and S&P 500 Dividend Aristocrats Total Return Index as of April 20, 2017.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The S&P 500 Dividend Aristocrats Total Return Index measures the performance of S&P 500 companies that have increased dividends every year for the last 25 consecutive years.

6

The index treats each constituent as a distinct investment opportunity without regard to its size by equally weighting each company.

The S&P 500 High Dividend Index measures the performance of 80 high yield companies within the S&P 500 and is equally weighted to best represent the performance of this group, regardless of constituent size.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IDAAX	46600A641
Class I	IDAIX	46600A617
Class R	IDARX	46600A583
Class R6	IDANX	46600A591

7

Disclosure of Fund expenses
For the six-month period from April 1, 2022 to September 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2022 to September 30, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware Sustainable Equity Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$857.90	0.74%	$3.45
Class I	1,000.00	859.20	0.50%	2.33
Class R	1,000.00	855.80	1.22%	5.68
Class R6	1,000.00	859.40	0.48%	2.24
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.36	0.74%	$3.75
Class I	1,000.00	1,022.56	0.50%	2.54
Class R	1,000.00	1,018.95	1.22%	6.17
Class R6	1,000.00	1,022.66	0.48%	2.43

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

9

Security type / sector allocations and top 10 equity holdings
Delaware Sustainable Equity Income Fund	As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Common Stocks	100.10%
Communication Services	8.23%
Consumer Discretionary	6.13%
Consumer Staples	7.53%
Energy	6.73%
Financials	18.76%
Healthcare	18.23%
Industrials	10.66%
Information Technology	8.72%
Materials	3.93%
REIT Diversified	0.75%
REIT Healthcare	0.46%
REIT Industrial	0.60%
REIT Mall	0.39%
REIT Multifamily	0.80%
REIT Office	0.79%
REIT Shopping Center	1.13%
Utilities	6.26%
Securities Lending Collateral	0.58%
Total Value of Securities	100.68%
Obligation to Return Securities Lending Collateral	(0.58%)
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Johnson & Johnson	2.91%
JPMorgan Chase & Co.	2.29%
Pioneer Natural Resources	2.27%
Hess	2.16%
Pfizer	1.63%
Bank of America	1.62%
Medtronic	1.61%
Cisco Systems	1.53%
Abbott Laboratories	1.49%
Raytheon Technologies	1.46%

10

Schedule of investments
Delaware Sustainable Equity Income Fund	September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 100.10%
Communication Services – 8.23%
Alphabet Class A †	7,570	$724,071
Alphabet Class C †	7,820	751,893
AT&T	83,050	1,273,987
Interpublic Group of Companies	47,330	1,211,648
Meta Platforms Class A †	9,550	1,295,744
Netflix †	2,980	701,611
Omnicom Group	12,770	805,659
Paramount Global Class B *	19,270	366,901
T-Mobile US †	4,560	611,815
Verizon Communications	38,360	1,456,529
Walt Disney †	17,980	1,696,054
		10,895,912
Consumer Discretionary – 6.13%
Aptiv †	4,630	362,112
Best Buy	6,020	381,307
eBay	13,180	485,156
Ford Motor	44,650	500,080
General Motors	19,640	630,248
Hanesbrands	59,720	415,651
Hilton Worldwide Holdings	4,550	548,821
Home Depot	3,890	1,073,407
McDonald’s	7,810	1,802,079
Starbucks	8,560	721,266
Target	3,960	587,624
Whirlpool	4,520	609,341
		8,117,092
Consumer Staples – 7.53%
Archer-Daniels-Midland	5,100	410,295
Coca-Cola	14,670	821,813
General Mills	9,800	750,778
Kellogg	13,330	928,568
Keurig Dr Pepper	11,790	422,318
Kimberly-Clark	6,100	686,494
Kraft Heinz	12,860	428,881
PepsiCo	10,550	1,722,393
Procter & Gamble	14,960	1,888,700
Walmart	14,680	1,903,996
		9,964,236

11

Schedule of investments

Delaware Sustainable Equity Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Energy – 6.73%
Baker Hughes	68,350	$1,432,616
Hess	26,270	2,863,167
Pioneer Natural Resources	13,870	3,003,271
Schlumberger	44,890	1,611,551
		8,910,605
Financials – 18.76%
Aflac	16,970	953,714
American Express	6,730	907,944
American International Group	12,620	599,198
Bank of America	70,850	2,139,670
Bank of New York Mellon	16,550	637,506
BlackRock	2,090	1,150,085
Capital One Financial	6,500	599,105
Chubb	8,540	1,553,255
Citigroup	21,900	912,573
Fifth Third Bancorp	35,520	1,135,219
Goldman Sachs Group	2,990	876,220
JPMorgan Chase & Co.	28,970	3,027,365
Lazard Class A *	12,010	382,278
MetLife	9,100	553,098
Moody’s	2,120	515,393
Morgan Stanley	13,730	1,084,807
Northern Trust	6,090	521,060
Popular	12,990	936,060
Prudential Financial	6,990	599,602
S&P Global	5,420	1,654,997
State Street	8,470	515,061
T Rowe Price Group *	16,790	1,763,118
US Bancorp	29,420	1,186,215
Voya Financial	10,260	620,730
		24,824,273
Healthcare – 18.23%
Abbott Laboratories	20,410	1,974,872
AbbVie	5,920	794,523
AmerisourceBergen	4,080	552,146
Becton Dickinson and Co.	1,770	394,409
Boston Scientific †	10,810	418,671
Bristol-Myers Squibb	21,810	1,550,473
Centene †	8,450	657,495
Cigna	3,610	1,001,667

12

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
CVS Health	17,360	$1,655,623
Danaher	2,120	547,575
Elevance Health	890	404,274
Eli Lilly & Co.	1,400	452,690
Gilead Sciences	9,690	597,776
Johnson & Johnson	23,560	3,848,762
McKesson	1,860	632,158
Medtronic	26,340	2,126,955
Merck & Co.	15,270	1,315,052
Moderna †	3,480	411,510
Pfizer	49,230	2,154,305
Regeneron Pharmaceuticals †	620	427,099
Thermo Fisher Scientific	3,070	1,557,073
Viatris	77,400	659,448
		24,134,556
Industrials – 10.66%
3M	5,040	556,920
AECOM	8,270	565,420
Boeing †	3,070	371,716
Carrier Global	14,840	527,710
CSX	20,860	555,710
Dover	8,780	1,023,572
Eaton	4,100	546,776
Emerson Electric	7,080	518,398
Fortive	9,090	529,947
Honeywell International	3,810	636,156
Ingersoll Rand	11,840	512,198
Johnson Controls International	10,710	527,146
ManpowerGroup	6,580	425,660
Nielsen Holdings	28,400	787,248
Norfolk Southern	3,820	800,863
Northrop Grumman	910	427,991
Otis Worldwide	7,720	492,536
Owens Corning	6,960	547,126
PACCAR	7,820	654,456
Parker-Hannifin	2,270	550,044
Raytheon Technologies	23,600	1,931,896
Uber Technologies †	23,440	621,160
		14,110,649

13

Schedule of investments

Delaware Sustainable Equity Income Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Information Technology – 8.72%
Advanced Micro Devices †	6,590	$417,542
Akamai Technologies †	6,510	522,883
Amdocs	7,240	575,218
Analog Devices	5,970	831,860
Cisco Systems	50,830	2,033,200
Cognizant Technology Solutions Class A	8,980	515,811
GoDaddy Class A †	7,620	540,106
Hewlett Packard Enterprise	36,450	436,671
Intel	40,650	1,047,550
International Business Machines	8,690	1,032,459
Juniper Networks	16,300	425,756
Marvell Technology	9,650	414,082
Micron Technology	12,110	606,711
PayPal Holdings †	9,250	796,147
Salesforce †	9,390	1,350,658
		11,546,654
Materials – 3.93%
Albemarle	1,500	396,660
Amcor	37,860	406,238
Dow	13,710	602,280
Ecolab	5,060	730,765
FMC	5,470	578,179
Freeport-McMoRan	21,680	592,514
International Flavors & Fragrances	5,190	471,408
LyondellBasell Industries Class A	5,710	429,849
Mosaic	8,630	417,088
Newmont	13,660	574,130
		5,199,111
REIT Diversified – 0.75%
Digital Realty Trust	4,010	397,712
Weyerhaeuser	20,940	598,046
		995,758
REIT Healthcare – 0.46%
Welltower	9,440	607,181
		607,181
REIT Industrial – 0.60%
Prologis	7,770	789,432
		789,432

14

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Mall – 0.39%
Simon Property Group	5,730	$514,268
		514,268
REIT Multifamily – 0.80%
AvalonBay Communities	2,900	534,151
UDR	12,510	521,792
		1,055,943
REIT Office – 0.79%
Boston Properties	7,090	531,537
Vornado Realty Trust *	22,030	510,215
		1,041,752
REIT Shopping Center – 1.13%
Brixmor Property Group	27,030	499,244
Kimco Realty	27,020	497,438
Regency Centers	9,340	502,959
		1,499,641
Utilities – 6.26%
AES	25,030	565,678
American Electric Power	6,160	532,532
American Water Works	3,840	499,814
Constellation Energy	6,080	505,795
Dominion Energy	9,310	643,414
Edison International	6,510	368,336
Entergy	5,090	512,207
Exelon	15,110	566,021
NextEra Energy	18,230	1,429,414
Public Service Enterprise Group	6,680	375,616
Sempra Energy	4,560	683,727
Southern	14,260	969,680
Vistra	30,230	634,830
		8,287,064
Total Common Stocks (cost $137,044,971)		132,494,127

Total Value of Securities Before Securities Lending Collateral–100.10% (cost $137,044,971)		132,494,127

15

Schedule of investments

Delaware Sustainable Equity Income Fund

	Number of shares	Value (US $)
Securities Lending Collateral** – 0.58%
Money Market Mutual Fund – 0.58%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	766,090	$766,090
Total Securities Lending Collateral (cost $766,090)		766,090
Total Value of Securities–100.68% (cost $137,811,061)		$133,260,217■

†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $3,022,512 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $2,358,258.

Summary of abbreviations:

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

16

Statement of assets and liabilities
Delaware Sustainable Equity Income Fund	September 30, 2022

Assets:
Investments, at value*,†	$132,494,127
Short-term investments held as collateral for loaned securities, at value=	766,090
Receivable for securities sold	946,035
Receivable for fund shares sold	324,028
Dividends receivable	176,806
Other assets	192
Total Assets	134,707,278
Liabilities:
Due to custodian	538,562
Obligation to return securities lending collateral	766,090
Payable for fund shares redeemed	762,811
Other accrued expenses	225,370
Administration expenses payable to affiliates	32,492
Investment management fees payable to affiliates	26,313
Distribution fees payable to affiliates	1,951
Total Liabilities	2,353,589
Total Net Assets	$132,353,689

Net Assets Consist of:
Paid-in capital	$69,956,430
Total distributable earnings (loss)	62,397,259
Total Net Assets	$132,353,689

17

Statement of assets and liabilities

Delaware Sustainable Equity Income Fund

Net Asset Value

Class A:
Net assets	$9,035,053
Shares of beneficial interest outstanding, unlimited authorization, no par	714,885
Net asset value per share	$12.64
Sales charge	2.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.96

Class I:
Net assets	$123,163,490
Shares of beneficial interest outstanding, unlimited authorization, no par	9,731,390
Net asset value per share	$12.66

Class R:
Net assets	$46,291
Shares of beneficial interest outstanding, unlimited authorization, no par	3,663
Net asset value per share	$12.64

Class R6:
Net assets	$108,855
Shares of beneficial interest outstanding, unlimited authorization, no par	8,514
Net asset value per share	$12.79

*Investments, at cost	$137,044,971
†Including securities on loan	3,022,512
=Short-term investments held as collateral for loaned securities, at cost	766,090

See accompanying notes, which are an integral part of the financial statements.

18

Statement of operations
Delaware Sustainable Equity Income Fund	Year ended September 30, 2022

Investment Income:
Dividends	$7,782,706
Securities lending income	1,664
Foreign tax withheld	(724)
7,783,646

Expenses:
Investment advisory fees	1,160,741
Distribution expenses – Class A	16,180
Distribution expenses – Class E	4,288
Distribution expenses – Class R	262
Reports and statements to shareholders expenses	426,603
Registration fees	111,869
Accounting and administration expenses	106,627
Dividend disbursing and transfer agent fees and expenses	59,523
Audit and tax fees	27,973
Custodian fees	20,956
Trustees’ fees and expenses	15,478
Legal fees	7,256
Other	242,740
2,200,496
Less expenses waived	(125,718)
Less waived distribution expenses – Class A	(8,360)
Less waived distribution expenses – Class E	(4,288)
Less expenses paid indirectly	(145)
Less waived shareholder servicing expenses	(396,689)
Total operating expenses	1,665,296
Net Investment Income (Loss)	6,118,350

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	116,746,018
Net change in unrealized appreciation (depreciation) on investments	(117,677,669)
Net Realized and Unrealized Gain (Loss)	(931,651)
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,186,699

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets

Delaware Sustainable Equity Income Fund

	Year ended
	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,118,350	$8,256,221
Net realized gain (loss)	116,746,018	24,284,684
Net change in unrealized appreciation (depreciation)	(117,677,669)	58,832,227
Net increase (decrease) in net assets resulting from operations	5,186,699	91,373,132

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(435,365)	(251,004)
Class E	(182,805)	(182,289)
Class I	(25,107,296)	(19,825,279)
Class R	(4,192)	(58,516)
Class R6[1]	(5,027,098)	(5,081,446)
	(30,756,756)	(25,398,534)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,437,218	1,818,285
Class E	392,321	678,123
Class I	46,963,582	77,478,398
Class R	148	2,905
Class R6[1]	2,775,318	1,178,549

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	426,511	156,665
Class E	182,737	123,009
Class I	24,830,139	18,380,463
Class R	4,192	2,358
Class R6[1]	5,027,098	5,081,446
	90,039,264	104,900,201

20

	Year ended
	9/30/22	9/30/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(3,499,513)	$(2,341,994)
Class E	(2,637,454)	(1,744,694)
Class I	(259,742,713)	(110,924,401)
Class R	(140)	(1,245,068)
Class R6[1]	(76,041,869)	(29,924,074)
	(341,921,689)	(146,180,231)
Decrease in net assets derived from capital share transactions	(251,882,425)	(41,280,030)
Net Increase (Decrease) in Net Assets	(277,452,482)	24,694,568

Net Assets:
Beginning of year	409,806,171	385,111,603
End of year	$132,353,689	$409,806,171

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Sustainable Equity Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to the repositioning of the Fund.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
$14.84	$12.63	$12.66	$11.96	$10.62

0.25	0.25	0.24	0.21	0.21
(1.17)	2.80	0.11	0.83	1.30
(0.92)	3.05	0.35	1.04	1.51

(0.37)	(0.26)	(0.23)	(0.22)	(0.17)
(0.91)	(0.58)	(0.15)	(0.12)	—	[2]
(1.28)	(0.84)	(0.38)	(0.34)	(0.17)

$12.64	$14.84	$12.63	$12.66	$11.96

(7.48% )	24.85%	2.88%	9.04%	14.29%

$9,035	$4 [4]	$4 [4]	$3 [4]	$2	[4]
0.74%	0.74%	0.74%	0.75%	0.75%
0.93%	0.88%	0.84%	0.89%	0.81%
1.73%	1.75%	2.01%	1.79%	1.87%
1.54%	1.61%	1.91%	1.65%	1.81%
94% [6]	29%	40%	28%	27%

23

Financial highlights

Delaware Sustainable Equity Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to the repositioning of the Fund.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
9/30/22	9/30/21	9/30/20	9/30/19	9/30/18
$14.83	$12.63	$12.67	$11.96	$10.62

0.27	0.29	0.27	0.24	0.24
(1.15)	2.78	0.10	0.84	1.30
(0.88)	3.07	0.37	1.08	1.54

(0.38)	(0.29)	(0.26)	(0.25)	(0.20)
(0.91)	(0.58)	(0.15)	(0.12)	—	[2]
(1.29)	(0.87)	(0.41)	(0.37)	(0.20)

$12.66	$14.83	$12.63	$12.67	$11.96

(7.18% )	25.05%	3.07%	9.39%	14.56%

$123,164	$334 [4]	$297 [4]	$301 [4]	$282	[4]
0.50%	0.50%	0.50%	0.50%	0.50%
0.68%	0.64%	0.64%	0.69%	0.65%
1.85%	2.00%	2.21%	2.04%	2.14%
1.67%	1.86%	2.07%	1.85%	1.99%
94% [6]	29%	40%	28%	27%

25

Financial highlights

Delaware Sustainable Equity Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[7]
Ratio of expenses to average net assets prior to fees waived[7]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to the repositioning of the Fund.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
9/30/22		9/30/21	9/30/20	9/30/19	9/30/18
$14.85		$12.62	$12.65	$11.95	$10.62

0.17		0.17	0.19	0.15	0.15
(1.15)		2.79	0.10	0.83	1.29
(0.98)		2.96	0.29	0.98	1.44

(0.32)		(0.15)	(0.17)	(0.16)	(0.11)
(0.91)		(0.58)	(0.15)	(0.12)	—	[2]
(1.23)		(0.73)	(0.32)	(0.28)	(0.11)

$12.64		$14.85	$12.62	$12.65	$11.95

(7.87%	)[4]	24.14%	2.37%	8.50% [4]	13.61%

$46		$— [5,6]	$1 [5]	$1 [5]	$1	[5]
1.22%		1.24%	1.19%	1.26%	1.26%
1.28%		1.24%	1.19%	1.28%	1.26%
1.18%		1.22%	1.53%	1.28%	1.35%
1.12%		1.22%	1.53%	1.26%	1.35%
94%	[8]	29%	40%	28%	27%

27

Financial highlights

Delaware Sustainable Equity Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2022 due to the repositioning of the Fund.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
9/30/22		9/30/21	9/30/20	9/30/19	9/30/18
$14.84		$12.63	$12.67	$11.96	$10.62

0.28		0.29	0.27	0.24	0.25
(1.17)		2.79	0.10	0.84	1.29
(0.89)		3.08	0.37	1.08	1.54

(0.25)		(0.29)	(0.26)	(0.25)	(0.20)
(0.91)		(0.58)	(0.15)	(0.12)	—	[2]
(1.16)		(0.87)	(0.41)	(0.37)	(0.20)

$12.79		$14.84	$12.63	$12.67	$11.96

(7.21%	)[4]	25.16%	3.07%	9.40% [4]	14.56%

$109		$70 [5]	$80 [5]	$86 [5]	$93	[5]
0.48%		0.48%	0.50%	0.50%	0.49%
0.52%		0.48%	0.50%	0.53%	0.49%
1.86%		2.02%	2.24%	2.03%	2.17%
1.82%		2.02%	2.24%	2.00%	2.17%
94%	[7]	29%	40%	28%	27%

29

Notes to financial statements
Delaware Sustainable Equity Income Fund	September 30, 2022

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 39 series. These financial statements and the related notes pertain to Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act). The Fund offers Class A, Class I, Class R and Class R6 shares. On June 13, 2022, all Class E shares were liquidated. Class A shares are subject to an initial sales charge. You will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem Class A shares purchased after July 1, 2021 that are subject to a CDSC, within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class I shares, Class R shares and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not

30

deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended September 30, 2022, and for all open tax years (years ended September 30, 2019-September 30, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended September 30, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

31

Notes to financial statements

Delaware Sustainable Equity Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.35% of net assets up to $1 billion, 0.33% of net assets over $1 billion and up to $2 billion, 0.31% of net assets over $2 billion and up to $5 billion, and 0.30% of net assets over $5 billion.

DMC has also entered into sub-advisory agreements on behalf of the Fund, as described below, with Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), each of which is an affiliate of DMC (the “Affiliated Sub-Advisors”).

MIMGL and MFMHK are a part of Macquarie Asset Management (MAM). Although DMC has principal responsibility for DMC’s portion of the Fund, DMC may seek investment advice and recommendations from MIMGL and DMC may also permit MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. Also, DMC may permit MFMHKL to execute Fund security trades on behalf of DMC.

Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund.

Prior to January 18, 2022, the Fund had an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, the Fund paid WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$0
$10 to $25M	11,496
$25 to $50M	23,100
$50 to $100M	35,496
$100 to $200M	48,396
$200 to $350M	63,204
$350 to $550M	82,500
$550 to $750M	96,300
$750 to $1,000M	121,596
Over $1,000M	148,500

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In addition, for each class of shares in excess of one, the Fund paid WISC a monthly per-class fee equal to 2.50% of the monthly accounting services base fee. The Fund also paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee was voluntarily waived by WISC until the Fund’s net assets were at least $10 million and is included in “Accounting and administration expenses” on the “Statement of operations.”

Effective January 18, 2022, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” From January 18, 2022 through September 30, 2022, the Fund paid $7,506 for these services.

Effective June 27, 2022, DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” From June 27, 2022 through September 30, 2022, the Fund paid $3,502 for these services

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” These fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Under the Shareholder Servicing Agreement between the Trust and WISC (that was in effect until June 27, 2022), with respect to Class A shares, for each shareholder account that was in existence at any time during the prior month, the Fund paid a monthly fee that ranged from $1.5042 to $1.6958 per account; however, WISC had agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reached certain levels. For Class R shares, the Fund paid a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I shares, the Fund paid a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the

33

Notes to financial statements

Delaware Sustainable Equity Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

class for the preceding month. For Class R6 shares, the Fund paid WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. The Fund also reimbursed WISC for certain out-of-pocket costs for all classes.

For certain networked accounts (that is, those accounts whose Fund shares were purchased through certain financial intermediaries), WISC had agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may have been paid by the Funds to those intermediaries. The Fund would reimburse WISC for such costs if the annual rate of the third-party per account charged for a Fund were less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

The Funds may incur costs relating to their initial and ongoing listing on an exchange. Additionally, the Fund may enter into a license agreement for the right to use an Index and its Trademark(s) and to receive data related to the index from the index provider.

Certain broker/dealers that maintained shareholder accounts with the Fund through an omnibus account provided transfer agent and other shareholder-related services that would otherwise have been provided by WISC if the individual accounts that comprised the omnibus account were opened by their beneficial owners directly. The Fund could pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, annual distribution and service (12b-1) fee of 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. The fees are calculated daily and paid monthly. Class I shares and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended September 30, 2022, the Fund paid $18,463 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

From October 1, 2021, DMC and DDLP (through August 1, 2023), WISC (until June 27, 2022) and DIFSC (effective June 27, 2022 through August 1, 2023) have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 0.74% for Class A shares; 0.50% for Class I shares; 1.22% for Class R shares; and

34

0.48% for Class R6 shares. Prior to August 1, 2023, the expense limitation may not be terminated without the consent of the Board. The waivers and reimbursements are accrued daily and received monthly.

For the year ended September 30, 2022, DDLP earned $1,251 for commissions on sales of the Fund’s Class A shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended September 30, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$307,423,738
Sales	582,969,985

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$139,356,817
Aggregate unrealized appreciation of investments	$9,016,013
Aggregate unrealized depreciation of investments	(15,112,613)
Net unrealized appreciation of investments	$(6,096,600)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s

35

Notes to financial statements

Delaware Sustainable Equity Income Fund

3. Investments (continued)

investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	—	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	—	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	—	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2022:

Level 1
Securities
Assets:
Common Stocks	$132,494,127
Securities Lending Collateral	766,090
Total Value of Securities	$133,260,217

During the year ended September 30, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. During the year ended September 30, 2022, there were no Level 3 investments.

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4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2022 and 2021 were as follows:

	Year ended
	9/30/22	9/30/21
Ordinary income	$16,929,646	$9,924,398
Long-term capital gains	13,827,110	15,474,136
Total	$30,756,756	$25,398,534

5. Components of Net Assets on a Tax Basis

As of September 30, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	69,956,430
Undistributed ordinary income	1,349,368
Undistributed long-term capital gains	67,150,294
Other temporary differences	(5,803)
Unrealized appreciation (depreciation) of investments	(6,096,600)
Net assets	$132,353,689

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to earnings and profits distributed to shareholders on the redemption of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2022, the adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $37,828,346.

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Notes to financial statements

Delaware Sustainable Equity Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	9/30/22	9/30/21
Shares sold:
Class A	653,211	122,636
Class E	26,018	47,024
Class I	3,146,378	5,223,400
Class R	10	244
Class R6[1]	196,466	82,983

Shares issued upon reinvestment of dividends and distributions:
Class A	28,797	11,460
Class E	12,046	9,033
Class I	1,643,925	1,351,076
Class R	279	176
Class R6[1]	330,874	374,556
	6,038,004	7,222,588

Shares redeemed:
Class A	(243,777)	(152,274)
Class E	(190,157)	(113,797)
Class I	(17,550,558)	(7,692,127)
Class R	(9)	(80,246)
Class R6[1]	(5,218,928)	(2,055,600)
	(23,203,429)	(10,094,044)
Net decrease	(17,165,425)	(2,871,456)

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the year ended September 30, 2022, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class I Shares	Class A Shares	Class I Shares	Value
Year ended
9/30/22	4,701	3,610	3,610	4,701	$122,319

There were no exchange transactions for the year ended September 30, 2021.

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7. Line of Credit

On November 1, 2021, the Fund was added (by way of amendment) as additional participant to a $355,000,000 revolving line of credit (Agreement). The Agreement also includes certain other funds in the Delaware Funds (Participants) and is intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expires on October 31, 2022.

The Fund had no amounts outstanding as of September 30, 2022, or at any time during the period then ended.

8. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds only for purposes of this Note 8) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2022.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must

39

Notes to financial statements

Delaware Sustainable Equity Income Fund

9. Securities Lending (continued)

return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

40

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022:

Securities Lending Transactions	Overnight and continuous	Under 30 days	Between 30 & 90 days	Over 90 Days	Total
Money Market Mutual Fund	$766,090	$—	$—	$—	$766,090

At September 30, 2022, the value of securities on loan was $3,022,512, for which the Fund received non-cash collateral of $2,358,258. At September 30, 2022, the value of invested collateral was $766,090. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of September 30, 2022, there were no Rule 144A securities held by the Fund.

41

Notes to financial statements

Delaware Sustainable Equity Income Fund

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 30, 2023.

Management has determined that no other material events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Sustainable Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Sustainable Equity Income Fund (one of the funds constituting Ivy Funds, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the two years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2020 and the financial highlights for each of the periods ended on or prior to September 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors, whose report dated November 24, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 30, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

43

Other Fund information (Unaudited)

Delaware Sustainable Equity Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

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Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2022, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	44.96%
(B) Ordinary Income Distributions (Tax Basis)*	55.04%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	40.15%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 42.33%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held August 9-11, 2022

Delaware Sustainable Equity Income Fund

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Sustainable Equity Income Fund, formerly Delaware Ivy S&P 500 Dividend Aristocrats Index Fund (the “Fund”), Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of

45

Other Fund information (Unaudited)

Delaware Sustainable Equity Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held August 9-11, 2022

Delaware Sustainable Equity Income Fund (continued)

the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

46

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board noted the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, 10-year periods and since inception, as applicable, ended December 31, 2021. The Board considered that the Fund was managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. and its subsidiaries (the “Transaction”), and that the Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor manager.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile, for the 3-year period was in the second quartile and for the since inception period was in the first quartile of its Performance Universe. The Fund was below the median for the 1-year period and above the median for the 3-year and since inception periods compared to its Performance Universe. The Board also noted that the Fund slightly underperformed its benchmark index for the 1-, 3- and 5-year periods. The Board noted that the Fund had recently repositioned from an index fund to an actively managed fund and that the investment performance of the current portfolio management team only began as of July 2022.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the

47

Other Fund information (Unaudited)

Delaware Sustainable Equity Income Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held August 9-11, 2022

Delaware Sustainable Equity Income Fund (continued)

Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b 1 and non-12b 1 service fees.

The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

48

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

49

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	128	Macquarie Asset Management[3]
(2015–Present)
-Global Head of Macquarie Asset Management Public Investments
(2019–Present)
-Head of Americas of Macquarie Group
(2017–Present)
-Deputy Global Head of Macquarie Asset Management
(2017–2019)
-Head of Macquarie Asset Management Americas
				(2015–2017)	None

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Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	128	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Trustee	Trustee since March 2005 Chair from March 2015 to August 2022	128	Private Investor (2004–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	128	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

51

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	128	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019[4]	128	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

52

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	128	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present)
FS Credit Real Estate Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

53

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998[4]	128	University of Oklahoma -President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and Dean, College of Law
(2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC (commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

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Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019[4]	128	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc. (biotechnology)
(2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power & Light Company, KCP&L
Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present)
National Association of Corporate Directors
(2017-Present)
Ivy Funds Complex
(2019-2021)
American Shared Hospital Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

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Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	128	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National Association of Corporate Directors
(2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Chair and Trustee	Since January 2013 Chair since August 2022	128	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

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Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	128	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven Fund (2013–2021), and WCM
Alternatives: Credit Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

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Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	128	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	128	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	128	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

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Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	128	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds by Macquarie® Jerome D. Abernathy Managing Member Stonebrook Capital Management, LLC Thomas L. Bennett Private Investor	Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs
Former Global Sector Chairman
Industrial Manufacturing, KPMG, LLP	John A. Fry President Drexel University Joseph Harroz, Jr. President University of Oklahoma Sandra A.J. Lawrence Former Chief Administrative Officer Children’s Mercy Hospitals and Clinics	Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International

Thomas K. Whitford
Chairman of the Board
Delaware Funds by Macquarie
Former Vice Chairman
PNC Financial Services Group

Christianna Wood
Chief Executive Officer and President
Gore Creek Capital, Ltd.

Janet L. Yeomans
Former Vice President and Treasurer
3M Company

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie

This annual report is for the information of Delaware Sustainable Equity Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $432,945 for the fiscal year ended September 30, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $509,697 for the fiscal year ended September 30, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2021. These audit-related services were related to the review of Form N-1A.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $72,161 for the fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $90,080 for the fiscal year ended September 30, 2021. These tax-related services were related to the review of the registrant’s tax returns.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $8,224 for the fiscal year ended September 30, 2021.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $95,214 for the registrant’s fiscal years ended September 30, 2022 and September 30, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

IVY FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 8, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 8, 2022